                      SEMIANNUAL REPORT / JANUARY 31, 2003

                              AIM HIGH YIELD FUND

                                 [COVER IMAGE]

                      [AIM INVESTMENTS LOGO APPEARS HERE]
                                --Servicemark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]


                   FLOWERING GARDEN, 1888 BY VINCENT VAN GOGH

               VAN GOGH IS BEST KNOWN FOR WORKS THAT WERE PRODUCED

                DURING HIS STAY IN ARLES. DURING HIS TIME IN THIS

               PROVENCAL TOWN, HE MERGED HIS PASSION FOR PAINTING

            OUTDOORS WITH THE NEW WORLD OF COLOR AND STYLE INTRODUCED

               BY THE IMPRESSIONISTS. INDEED, THE VIVID FLOWERING

                GARDEN DEPICTED HERE IS A FITTING EMBLEM FOR THE

                GROWTH POTENTIAL OF INNOVATIVE, HIGHLY LEVERAGED

                    COMPANIES FOUND IN THE HIGH YIELD MARKET.

================================================================================

AIM HIGH YIELD FUND IS FOR SHAREHOLDERS WHO SEEK A HIGH LEVEL OF CURRENT INCOME.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM High Yield Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
   (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

o The fund invests in higher yielding, lower rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do U.S. government securities (such as U.S. Treasury bills, notes and bonds), for which the government guarantees the repayment of principal and interest if held to maturity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities and asset-backed securities) is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lehman High Yield Index, which represents the performance of high-yield debt securities, is compiled by Lehman Brothers.

o The unmanaged Lipper High Yield Bond Fund Index represents an average of the 30 largest high yield funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

      This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS


                    DEAR SHAREHOLDER:

[PHOTO OF           We are forwarding you this report on the activities of your
ROBERT H.           AIM High Yield Fund for the six-month period ended January
GRAHAM]             31, 2003. I invite you to carefully read the important
                    information contained in the report.

AFTER BEING         INVESTMENT CLIMATE
OVERSHADOWED
THE LAST FEW        The three-year bear market for equities--the worst since
YEARS BY            before World War II--continued during the reporting period.
INVESTMENT-         Domestic equities marked a low in early October, recovered
GRADE BONDS,        briefly, then declined again as 2002 drew to a close. The
THE HIGH YIELD      new year opened on an optimistic note, but the rally faded
MARKET TURNED       and the major domestic stock indexes all produced negative
POSITIVE IN         returns for the reporting period as a whole. Even the real
OCTOBER.            estate industry, which had bucked the negative trend in the
ROBERT H. GRAHAM    stock market, faltered. International markets also declined.

                       Diversification again proved its worth, as robust demand
                    for fixed-income investments led to positive returns. For the first half of the reporting period, demand for bonds largely reflected investors' caution. In response to the severe bear market and ongoing high volatility, investors shunned equities in favor of the relative stability of bonds. But their appetite for risk strengthened toward the end of the reporting period. Corporate bonds ended up outperforming risk-free Treasury issues, and the high yield sector, which has languished the past few years, outperformed the investment-grade sector.

A REPORT ON AIM RESEARCH

The two pages that follow this letter present detailed information on some of the methods we at AIM use to manage your money. I hope it provides you with a better understanding of our investment process. I encourage you to read it carefully. One of our ongoing goals is to keep our shareholders well informed.

   To that end, we have also increased the number of comparative benchmarks we include in these reports.

   o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known, widely reported benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

   o We also include what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the market segments in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

   o In addition, we have included your fund's Lipper category index. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

   Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

   Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss market conditions during the reporting period and their investment strategies. I hope you find their comments informative.

   After being overshadowed the last few years by investment-grade bonds, the high yield market turned positive in October. The high yield sector continued to find investor favor throughout the fourth quarter of 2002 and January 2003. In this environment, AIM High Yield Fund Class A shares at NAV posted a return of 7.15% for the reporting period. High yield bonds outperformed investment-grade bonds as the Lehman Aggregate Bond Index, representative of the U.S. investment-grade bond market, returned 5.05% over the same period.

   Timely information about your fund and the markets is available at aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

OUTLOOK

As the reporting period closed, geopolitical risk, lingering doubts about corporate financial reporting, and mixed economic signals still weighed on markets, and, as ever, no one could predict when investor sentiment would change.

   But there are also positive signs. Low interest rates have kept the housing market vigorous and considerably lowered the cost of debt for corporations and other entities. The painful bear market has brought equity values into a much more realistic and attractive range than at the height of the 1990s market frenzy. We at AIM remain essential optimists about the resilience of both our economy and our markets. We are confident that over the long run disciplined investing in a diversified portfolio for which you have realistic expectations will remain a formula for investing success.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
March 5, 2003

                     A SPECIAL MESSAGE TO OUR SHAREHOLDERS


INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

================================================================================

                              [LARSEN & CRUM PHOTO]

    EDGAR M. LARSEN                                            GARY T. CRUM
Chief Investment Officer                                 Director of Investments

================================================================================

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

   We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

   We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

   AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

   AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

   For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company management, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

   Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

   Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

   As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

   AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

   This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

   AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

   We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


HIGH YIELD BONDS BACK IN FAVOR; ASSET CLASS POSTS POSITIVE RETURNS

For the last few years, high yield bonds have been overshadowed by the performance of their investment-grade counterparts. The fourth quarter of 2002, however, proved a turning point for the high yield market as investors' appetite for risk increased and the asset class outperformed the investment-grade market. As shown at the bottom of page 5, AIM High Yield Fund had positive absolute performance for the six-month reporting period ended January 31, 2003--posting a return of 7.15% for Class A shares at NAV. Returns for all share classes and benchmark indexes can be found at the bottom of page 5.

RELEVANT MARKET CONDITIONS

For the first three quarters of 2002, high yield bonds were largely out of favor as unsettling news of high-profile corporate failures and general risk aversion kept investors away. That trend, however, began to reverse in October as signs of economic recovery emerged and investors began seeking yields they could no longer find in higher-quality bonds. November was a particularly good month for the high yield market as returns for the month were the highest they had been since February 1991.

   Investors may have shunned risk early in 2002, but by the final quarter of the year they embraced it. Indeed, the lowest-quality sector in the high yield market, CCC-rated bonds, posted the best returns over the reporting period. BB-rated bonds--the highest-rated high yield bonds--actually produced the lowest returns.

   Other factors that influenced the high yield market during the reporting period included:

   REBOUND IN BELEAGUERED SECTORS: Many of the hardest-hit sectors in early and mid-2002 rebounded the most in the fourth quarter. The diversified telecommunications sector--while still in negative territory for the year--posted a return of 66% during the reporting period. Indeed, most high yield industries/sectors produced positive total returns for the reporting period.

   NARROWING OF YIELD SPREADS: While yield spreads--the difference between yields on high yield bonds and comparable-maturity Treasuries--widened to some of their highest levels in years during 2002, spreads contracted significantly by the end of the reporting period. Indeed, the yield spread between high yield bonds and Treasuries stood at more than 1,000 basis points in October of 2002, but by January of 2003 had contracted to around 800 basis points.

   PEAKING DEFAULT RATES: High-profile defaults dominated the news in 2002, but default rates appear to have peaked. As we have said before, defaults are "backward looking"--by the time a bond actually defaults, the bond price reflects that event. And although past performance cannot guarantee future comparable results, if history is any indicator, peaking bond defaults in both 1991 and 1995 coincided with a subsequent economic rebound and rally for high yield bonds.

FUND STRATEGIES AND TECHNIQUES

We began repositioning the fund more than two years ago. We upgraded the portfolio's credit quality by adding more B-rated names and reducing our exposure to lower-rated tiers. The fund's average credit-quality rating, however, remains B. Throughout our repositioning efforts, we were careful to maintain some exposure to

================================================================================

YIELD COMPARISON AND PORTFOLIO COMPOSITION

As of 1/31/03, based on total net assets

30-DAY YIELD AS OF 1/31/03

================================================================================

                                   [BAR CHART]

AIM HIGH YIELD FUND CLASS A SHARES           8.63%

AIM HIGH YIELD FUND CLASS B & C SHARES       8.29%

10-YEAR U.S. TREASURY                        3.97%


The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

================================================================================


=================================================================================================
TOP 10 FIXED INCOME ISSUERS*                     TOP 10 INDUSTRIES*
-------------------------------------------------------------------------------------------------
 1. Acme Communications, Inc.         1.5%       1. Broadcasting & Cable TV                 16.2%

 2. Pegasus Communications Corp.      1.5        2. Wireless Telecommunication Services      4.5

 3. El Paso Energy Partners, L.P.     1.3        3. Casinos & Gaming                         4.0

 4. Anchor Glass Container Corp.      1.3        4. Metal & Glass Containers                 3.7

 5. Frontier Oil Corp.                1.1        5. Oil & Gas Refining, Marketing &

 6. aaiPharma Inc.                    1.1           Transportation                           3.5

 7. Nextel Communications, Inc.       1.1        6. Hotels, Resorts & Cruise Lines           2.8

 8. AMC Entertainment Inc.            1.1        7. Homebuilding                             2.7

 9. Boyd Gaming Corp.                 1.0        8. Specialty Stores                         2.7

10. CSC Holdings Inc.                 1.0        9. Apparel Retail                           2.4

                                                10. Health Care Facilities                   2.3

*Excluding money market funds                   TOTAL NUMBER OF HOLDINGS:                    237

                                                TOTAL NET ASSETS:                 $945.1 million
=================================================================================================

CCC-rated bonds so we could participate in lower-rated tier rallies. Therefore, we were still able to benefit from the rally in CCC-rated bonds during the reporting period. Also, as B-rated bonds outperformed BB-rated bonds during the reporting period, the fund's average credit quality of B, helped fund performance.

   We continue to diversify holdings across a broad array of industries and issuers--thereby decreasing single-issuer risk. Given corporate governance and accounting restatement headlines early in 2002, our strategy proved particularly sound. We believe our diversification efforts have paid off as we have been able to avoid a significant negative impact on the fund by a single-issuer price decline.

   On a sector/industry basis, our exposure to cable and broadcasting areas of the market proved beneficial to the fund. Our exposure to wireless communications, however, detracted from fund performance as the industry plummeted in the middle part of the year. And although we lowered our exposure, we did not do so in time to fully prevent any negative impact on the fund.

   Despite volatile market conditions and narrowing yield spreads, the fund continued to provide attractive current income. As the chart on page 4 indicates, the fund's 30-day yield as of January 31, 2003 was 8.63% for Class A shares and 8.29% for Class B and C shares. By comparison, the yield on the 10-year U.S. Treasury was 3.97%.

   To give you more insight into the types of issuers the fund invests in, let's look at one that has performed well for the fund and one that has recently detracted from performance.

   o Acme Communications--a company that owns and operates 11 television stations in mid-size markets--proved beneficial to the fund as recent changes in the broadcast industry's regulatory environment, as well as improved prospects for advertising revenues, helped sector performance.

   o Six Flags, Inc.--an operator of theme parks, including Six Flags in Europe and North America--faced declining bond prices during the year as theme park attendance fell and the economy remained slow. Nonetheless, recent management initiatives, including plans for additional attractions at some of the parks, and the prospect of a better economic environment have begun to contribute to better bond performance.

IN CLOSING

We know that market conditions in recent years have been largely disappointing. We are pleased however, that high yield market returns have recently turned positive and that the fund's absolute performance has responded as well. We want to assure you that your fund management team continues to work diligently to meet the fund's goal of achieving a high level of current income.

FUND AND INDEX RETURNS

as of 1/31/03

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

including sales charges

CLASS A SHARES
Inception (7/11/78)              7.18%
10 Years                         0.70
 5 Years                        -9.31
 1 Year                        -12.41

CLASS B SHARES
Inception (9/1/93)              -0.44
 5 Years                        -9.34
 1 Year                        -12.80

CLASS C SHARES
Inception (8/4/97)              -7.31
 5 Years                        -9.12
 1 Year                         -9.53


In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of December 31, 2002, the most recent calendar quarter-end, which were: Class A shares, inception (7/11/78), 7.08%; 10 years, 0.71%; five years, -9.49%; one year, -14.64%. Class B shares, inception (9/1/93), -0.74%; five years, -9.51%; one year, -15.06%. Class C shares, inception (8/4/97), -7.88%;
five years, -9.29%; one year, -11.68%.

   Past performance cannot guarantee comparable future results.

   DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.



================================================================================

FUND VS. INDEXES

Total Returns 7/31/02-1/31/03
excluding sales charges

================================================================================

Class A Shares                          7.15%

Class B Shares                          6.74

Class C Shares                          6.75

Lehman Aggregate Bond Index
(Broad Market Index)                    5.05

Lehman High Yield Index
(Style-specific Index)                 11.95

Lipper High Yield Bond Fund Index
(Peer Group)                            8.80


================================================================================

                                    [GRAPHIC]

                           For More Information Visit
                               AIMinvestments.com

================================================================================


                            PORTFOLIO MANAGEMENT TEAM

                           ROBERT G. ALLEY, CO-MANAGER

                             PETER EHRET, CO-MANAGER

                           JAN H. FRIEDLI, CO-MANAGER

                          CAROLYN L. GIBBS, CO-MANAGER

                           CRAIG A. SMITH, CO-MANAGER

                     ASSISTED BY THE HIGH YIELD TAXABLE TEAM

================================================================================

                          See important fund and index
                         disclosures inside front cover.

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2003
(Unaudited)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
BONDS & NOTES-93.53%

ADVERTISING-0.26%

RH Donnelley Finance Corp. I, Sr. Notes,
  8.88%, 12/15/10 (Acquired 11/26/02; Cost
  $2,340,000)(a)                               $ 2,340,000   $  2,503,800
=========================================================================

AEROSPACE & DEFENSE-0.38%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                        3,525,000      3,595,500
=========================================================================

AGRICULTURAL PRODUCTS-0.15%

Central Garden & Pet Co., Sr. Sub. Notes,
  9.13%, 02/01/13 (Acquired 01/24/03; Cost
  $1,345,000)(a)(b)                              1,345,000      1,385,350
=========================================================================

AIRLINES-1.29%

Air Canada (Canada), Sr. Unsec. Global Notes,
  10.25%, 03/15/11                               8,130,000      3,943,050
-------------------------------------------------------------------------
Northwest Airlines Inc.,
  Sr. Unsec. Gtd. Notes, 8.88%, 06/01/06         7,780,000      5,173,700
-------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Notes, 8.52%, 04/07/04      3,760,000      3,064,400
=========================================================================
                                                               12,181,150
=========================================================================

ALTERNATIVE CARRIERS-0.16%

LCI International, Inc., Sr. Notes, 7.25%,
  06/15/07                                       2,680,000      1,514,200
=========================================================================

APPAREL RETAIL-2.42%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                               7,579,000      7,920,055
-------------------------------------------------------------------------
Gap, Inc. (The), Unsec. Unsub. Global Notes,
  9.90%, 12/15/05                                8,085,000      8,731,800
-------------------------------------------------------------------------
Mothers Work, Inc., Sr. Unsec. Gtd. Notes,
  11.25%, 08/01/10                               5,790,000      6,195,300
=========================================================================
                                                               22,847,155
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.15%

Perry Ellis International Inc.-Series B, Sr.
  Sec. Notes, 9.50%, 03/15/09                    1,790,000      1,843,700
-------------------------------------------------------------------------
Russell Corp., Sr. Unsec. Gtd. Global Notes,
  9.25%, 05/01/10                                4,400,000      4,708,000
-------------------------------------------------------------------------
Samsonite Corp., Sr. Unsec. Sub Notes,
  10.75%, 06/15/08                                 150,000        127,500
-------------------------------------------------------------------------
William Carter Co. (The)-Series B, Sr. Unsec.
  Gtd. Sub. Global Notes, 10.88%, 08/15/11       3,805,000      4,214,037
=========================================================================
                                                               10,893,237
=========================================================================

AUTO PARTS & EQUIPMENT-0.30%

Dura Operating Corp.-Series B, Sr. Unsec.
  Gtd. Global Notes, 8.63%, 04/15/12               425,000        425,000
-------------------------------------------------------------------------
Intermet Corp., Sr. Unsec. Gtd. Global Notes,
  9.75%, 06/15/09                                2,670,000      2,362,950
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT-(CONTINUED)

Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%,
  03/15/07(b)(d)                               $23,770,000   $          2
=========================================================================
                                                                2,787,952
=========================================================================

BANKS-0.65%

Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12                                6,300,000      6,174,000
=========================================================================

BROADCASTING & CABLE TV-15.09%

Acme Communications, Inc.-Series B, Sr.
  Unsec. Unsub. Gtd. Notes, 10.88%, 09/30/04    14,105,000     14,492,887
-------------------------------------------------------------------------
Adelphia Communications Corp.,
  Series B, Sr. Unsec. Notes, 9.88%,
  03/01/07(c)                                    4,220,000      1,888,450
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%, 10/01/10(c)          9,595,000      4,293,762
-------------------------------------------------------------------------
Allbritton Communications Co.,
  Sr. Sub. Notes, 7.75%, 12/15/12
  (Acquired 12/06/02-01/28/03;
  Cost $7,891,862)(a)(b)                         7,950,000      7,890,375
-------------------------------------------------------------------------
Alliance Atlantis Communications Inc.
  (Canada), Sr. Unsec. Sub. Yankee Notes,
  13.00%, 12/15/09                               7,045,000      7,925,625
-------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Sub. Disc. Notes, 9.92%,
    04/01/11(e)                                 11,460,000      4,985,100
-------------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 11.13%,
    01/15/11                                     4,610,000      2,328,050
-------------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (Bermuda), Sr.
  Unsec. Yankee Disc. Deb., 11.20%, 11/15/07     9,395,000      6,811,375
-------------------------------------------------------------------------
CSC Holdings Inc.-Series B, Sr. Unsec. Unsub.
  Notes, 7.63%, 04/01/11                         9,895,000      9,548,675
-------------------------------------------------------------------------
EchoStar DBS Corp., Sr. Unsec. Global Notes,
  10.38%, 10/01/07                               4,605,000      4,973,400
-------------------------------------------------------------------------
Granite Broadcasting Corp., Sr. Sub. Notes,
  10.38%, 05/15/05                               1,778,000      1,626,870
-------------------------------------------------------------------------
Gray Television Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 9.25%, 12/15/11                  2,230,000      2,380,525
-------------------------------------------------------------------------
Insight Midwest, L.P., Sr. Unsec. Global
  Notes, 10.50%, 11/01/10                        6,435,000      6,402,825
-------------------------------------------------------------------------
Knology, Inc., Sr. Unsec. Notes, 12.00%,
  11/30/09 (Acquired 01/06/98-01/28/02; Cost
  $18,371,219)(a)                               10,698,000      6,445,545
-------------------------------------------------------------------------
LBI Media Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.13%, 07/15/12 (Acquired 06/28/02; Cost
  $5,340,000)(a)                                 5,340,000      5,633,700
-------------------------------------------------------------------------
LIN Holdings Corp., Sr. Unsec. Disc. Notes,
  10.00%, 03/01/08(e)                            7,135,000      7,313,375
-------------------------------------------------------------------------
Mediacomm LLC, Sr. Unsec. Notes, 9.50%,
  01/15/13                                       8,140,000      7,855,100
-------------------------------------------------------------------------
Nextmedia Operating Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 07/01/11                   4,515,000      4,853,625
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Pegasus Communications Corp.
  Series B, Sr. Notes, 9.63%, 10/15/05         $ 7,700,000   $  5,582,500
-------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 12.50%,
    08/01/07                                    11,960,000      8,431,800
-------------------------------------------------------------------------
Radio One, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Global Notes, 8.88%, 07/01/11             6,595,000      7,089,625
-------------------------------------------------------------------------
Salem Communications Holding Corp.-Series B,
  Sr. Unsec. Gtd. Sub. Global Notes, 9.00%,
  07/01/11                                       5,070,000      5,348,850
-------------------------------------------------------------------------
Spanish Broadcasting System, Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 9.63%, 11/01/09        6,114,000      6,327,990
-------------------------------------------------------------------------
United Pan-Europe Communications N.V.
  (Netherlands)-Series B, Sr. Unsec. Yankee
  Notes, 11.25%, 02/01/10(c)                    12,385,000      1,300,425
-------------------------------------------------------------------------
  11.50%, 02/01/10(c)                            8,200,000        861,000
=========================================================================
                                                              142,591,454
=========================================================================

BUILDING PRODUCTS-0.48%

Associated Materials Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 9.75%, 04/15/12             1,780,000      1,895,700
-------------------------------------------------------------------------
Atrium Cos., Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 05/01/09                   2,660,000      2,686,600
=========================================================================
                                                                4,582,300
=========================================================================

CASINOS & GAMBLING-4.02%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.75%, 02/15/09                 2,320,000      2,470,800
-------------------------------------------------------------------------
Boyd Gaming Corp.,
  Sr. Unsec. Gtd. Global Notes, 9.25%,
    08/01/09                                     4,705,000      5,128,450
-------------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 8.75%,
    04/15/12                                     4,450,000      4,672,500
-------------------------------------------------------------------------
Herbst Gaming, Inc.,
  Series B, Sr. Sec. Global Notes, 10.75%,
  09/01/08                                       4,450,000      4,705,875
-------------------------------------------------------------------------
  Sr. Sec. Notes, 10.75%, 09/01/08
  (Acquired 01/24/03; Cost $966,625)(a)(b)         925,000        978,187
-------------------------------------------------------------------------
Hollywood Casino Corp., Sr. Sec. Gtd.
  Mortgage Notes, 11.25%, 05/01/07               6,410,000      6,906,775
-------------------------------------------------------------------------
Hollywood Casino Corp./Shreveport Capital
  Corp., Sr. Unsec. Gtd. Mortgage Notes,
  13.00%, 08/01/06                               2,960,000      2,619,600
-------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Global Notes, 8.00%, 04/01/12        1,370,000      1,417,950
-------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Global Notes, 7.50%, 09/01/09                  5,235,000      5,365,875
-------------------------------------------------------------------------
Venetian Casino Resort, LLC, Sec. Gtd.
  Mortgage Global Notes, 11.00%, 06/15/10        3,565,000      3,707,600
=========================================================================
                                                               37,973,612
=========================================================================

COMMODITY CHEMICALS-0.65%

ISP Chemco Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Global Notes, 10.25%, 07/01/11            3,590,000      3,778,475
-------------------------------------------------------------------------
Methanex Corp. (Canada), Sr. Unsec. Notes,
  8.75%, 08/15/12                                2,225,000      2,358,500
=========================================================================
                                                                6,136,975
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

COMPUTER STORAGE & PERIPHERALS-0.05%

Seagate Technology, Sr. Unsec. Gtd. Global
  Notes, 8.00%, 05/15/09                       $   480,000   $    502,800
=========================================================================

CONSTRUCTION & ENGINEERING-0.77%

Schuff Steel Co., Sr. Unsec. Gtd. Sub. Notes,
  10.50%, 06/01/08                               9,020,000      7,261,100
=========================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.63%

Terex Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 07/15/11                         6,380,000      5,965,300
=========================================================================

CONSTRUCTION MATERIALS-0.70%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                        7,720,000      6,600,600
=========================================================================

DEPARTMENT STORES-0.67%

JC Penney Co. Inc., Unsec. Notes, 7.60%,
  04/01/07                                       6,240,000      6,372,600
=========================================================================

DISTILLERS & VINTNERS-0.46%

Constellation Brands, Inc.-Series B, Sr. Gtd.
  Sub. Notes, 8.13%, 01/15/12                    4,330,000      4,384,125
=========================================================================

DISTRIBUTORS-0.09%

AmeriGas Partners, L.P., Sr. Unsec. Global
  Notes, 8.88%, 05/20/11                           810,000        878,850
=========================================================================

DIVERSIFIED CHEMICALS-1.44%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08                               6,580,000      6,020,700
-------------------------------------------------------------------------
FMC Corp., Sr. Sec. Notes, 10.25%, 11/01/09
  (Acquired 10/09/02; Cost $1,975,440)(a)        2,000,000      2,140,000
-------------------------------------------------------------------------
Huntsman International LLC, Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/09                  5,500,000      5,472,500
=========================================================================
                                                               13,633,200
=========================================================================

DIVERSIFIED FINANCIAL SERVICES-1.40%

Qwest Capital Funding, Inc., Unsec. Gtd.
  Global Notes,
  7.00%, 08/03/09                                5,370,000      3,973,800
-------------------------------------------------------------------------
  7.25%, 02/15/11                                4,475,000      3,266,750
-------------------------------------------------------------------------
Technical Olympic USA, Inc., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 07/01/10                  6,170,000      5,954,050
=========================================================================
                                                               13,194,600
=========================================================================

DRUG RETAIL-0.64%

Rite Aid Corp., Sr. Unsec. Unsub. Notes,
  7.13%, 01/15/07                                7,070,000      6,062,525
=========================================================================

ELECTRIC UTILITIES-1.31%

AES Corp. (The), Sec. Notes, 10.00%, 07/15/05
  (Acquired 12/13/02; Cost $3,400,826)(a)        3,608,000      3,589,960
-------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08         5,870,000      2,788,250
-------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                3,425,000      2,945,500
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
ELECTRIC UTILITIES-(CONTINUED)

Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08                      $11,150,000   $  3,066,250
=========================================================================
                                                               12,389,960
=========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.12%

Flextronics International Ltd. (Singapore),
  Sr. Unsec. Sub. Yankee Notes, 9.88%,
  07/01/10                                       5,530,000      5,972,400
-------------------------------------------------------------------------
Sanmina-SCI Corp., Sr. Sec. Notes, 10.38%,
  01/15/10 (Acquired 12/18/02-12/20/02; Cost
  $4,478,394)(a)                                 4,475,000      4,654,000
=========================================================================
                                                               10,626,400
=========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.80%

Fisher Scientific International Inc.,
  Sr. Sub. Global Notes, 8.13%, 05/01/12
  (Acquired 01/09/03; Cost $3,764,800)(a)(b)     3,620,000      3,801,000
-------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 8.13%, 05/01/12         4,395,000      4,625,737
-------------------------------------------------------------------------
Knowles Electronics Inc., Sr. Unsec. Gtd.
  Sub. Notes, 13.13%, 10/15/09                   8,860,000      5,891,900
-------------------------------------------------------------------------
Solectron Corp., Sr. Unsec. Notes, 9.63%,
  02/15/09                                       2,645,000      2,697,900
=========================================================================
                                                               17,016,537
=========================================================================

EMPLOYMENT SERVICES-0.33%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                        8,075,000      3,108,875
=========================================================================

ENVIRONMENTAL SERVICES-0.91%

Allied Waste North America Inc.,
  Series B, Sr. Gtd. Sub. Global Notes,
  8.50%, 12/01/08                                4,365,000      4,430,475
-------------------------------------------------------------------------
  Sr. Sec. Gtd. Notes, 9.25%, 09/01/12
  (Acquired 11/12/02; Cost $4,000,000)(a)        4,000,000      4,150,000
=========================================================================
                                                                8,580,475
=========================================================================

FOOD DISTRIBUTORS-0.59%

Fleming Cos., Inc.,
  Series D, Sr. Unsec. Gtd. Sub. Global
  Notes, 10.63%, 07/31/07                        3,565,000      1,764,675
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 10.13%,
    04/01/08                                     1,000,000        715,000
-------------------------------------------------------------------------
Roundy's, Inc., Sr. Sub. Notes, 8.88%,
  06/15/12 (Acquired 12/12/02; Cost
  $3,109,375)(a)                                 3,125,000      3,062,594
=========================================================================
                                                                5,542,269
=========================================================================

FOREST PRODUCTS-1.94%

Georgia-Pacific Corp., Sr. Unsec. Notes,
  8.88%, 02/01/10 (Acquired 01/23/03; Cost
  $4,903,416)(a)(b)                              4,935,000      4,910,325
-------------------------------------------------------------------------
Louisiana-Pacific Corp.,
  Sr. Unsec. Notes, 8.50%, 08/15/05              5,355,000      5,569,200
-------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.88%, 11/15/08        2,610,000      2,831,850
-------------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 9.88%, 05/15/08       5,180,000      5,050,500
=========================================================================
                                                               18,361,875
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

GENERAL MERCHANDISE STORES-0.95%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 10/15/07                      $ 9,500,000   $  8,977,500
=========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.59%

AmerisourceBergen Corp., Sr. Notes, 7.25%,
  11/15/12 (Acquired 11/12/02; Cost
  $2,685,000)(a)                                 2,685,000      2,772,262
-------------------------------------------------------------------------
NDCHealth Corp., Sr. Unsec. Sub. Notes,
  10.50%, 12/01/12 (Acquired
  11/18/02-11/21/02; Cost $2,698,750)(a)         2,710,000      2,791,300
=========================================================================
                                                                5,563,562
=========================================================================

HEALTH CARE EQUIPMENT-1.18%

CONMED Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.00%, 03/15/08                                2,140,000      2,214,900
-------------------------------------------------------------------------
Medquest Inc., Sr. Sub. Notes, 11.88%,
  08/15/12 (Acquired 08/08/02; Cost
  $2,593,582)(a)                                 2,650,000      2,544,000
-------------------------------------------------------------------------
Radiologix, Inc.-Series B, Sr. Unsec. Gtd.
  Global Notes, 10.50%, 12/15/08                 3,540,000      2,672,700
-------------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09                                3,420,000      3,744,900
=========================================================================
                                                               11,176,500
=========================================================================

HEALTH CARE FACILITIES-2.32%

Hanger Orthopedic Group, Inc.,
  Sr. Gtd. Sub. Notes, 11.25%, 06/15/09          4,750,000      4,987,500
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 10.38%,
    02/15/09                                       840,000        890,400
-------------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Sub. Global
  Notes, 9.50%, 06/15/09                         8,285,000      8,740,675
-------------------------------------------------------------------------
Triad Hospitals, Inc.-Series B, Sr. Unsec.
  Gtd. Global Notes, 8.75%, 05/01/09             2,665,000      2,864,875
-------------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes, 10.00%,
  12/15/11                                       4,275,000      4,467,375
=========================================================================
                                                               21,950,825
=========================================================================

HEALTH CARE SUPPLIES-0.56%

DJ Orthopedics LLC, Sr. Unsec. Gtd. Sub.
  Notes, 12.63%, 06/15/09                        5,275,000      5,248,625
=========================================================================

HOME FURNISHINGS-1.04%

Sealy Mattress Co.-Series B, Sr. Gtd. Sub.
  Notes, 9.88%, 12/15/07                         8,130,000      8,130,000
-------------------------------------------------------------------------
Winsloew Furniture, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 12.75%, 08/15/07              2,025,000      1,670,625
=========================================================================
                                                                9,800,625
=========================================================================

HOMEBUILDING-2.69%

Beazer Homes USA, Inc., Sr. Unsec. Gtd.
  Global Notes 8.38%, 04/15/12                   3,515,000      3,664,388
-------------------------------------------------------------------------
K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                   3,400,000      3,723,000
-------------------------------------------------------------------------
KB HOME, Sr. Sub. Notes, 7.75%, 02/01/10         4,485,000      4,456,969
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
HOMEBUILDING-(CONTINUED)

Schuler Homes, Inc.
  Sr. Unsec. Gtd. Global Notes, 10.50%,
  07/15/11                                     $ 3,017,000   $  3,182,935
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 9.00%, 04/15/08         4,050,000      4,181,625
-------------------------------------------------------------------------
WCI Communities Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 02/15/11                 6,250,000      6,187,500
=========================================================================
                                                               25,396,417
=========================================================================

HOTELS, RESORTS & CRUISE LINES-2.81%

HMH Properties Inc., Sr. Sec. Gtd. Notes,
  7.88%, 08/01/08                                1,805,000      1,696,700
-------------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Gtd.
  Global Notes, 10.50%, 02/01/10                 5,990,000      6,319,450
-------------------------------------------------------------------------
John Q. Hammons Hotels, Inc., Sr. First
  Mortgage Global Notes, 8.88%, 05/15/12         3,510,000      3,580,200
-------------------------------------------------------------------------
Kerzner International Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Global Notes, 8.88%,
  08/15/11                                       4,380,000      4,533,300
-------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia), Sr.
  Unsec. Unsub. Global Notes, 8.75%, 02/02/11    6,920,000      6,470,200
-------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Notes, 7.88%, 05/01/12 (Acquired
  04/11/02-09/13/02; Cost $4,003,296)(a)         4,025,000      3,994,813
=========================================================================
                                                               26,594,663
=========================================================================

HOUSEHOLD APPLIANCES-0.62%

Salton, Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.75%, 12/15/05                               5,850,000      5,850,000
=========================================================================

INDUSTRIAL CONGLOMERATES-0.50%

Tyco International Group S.A. (Luxembourg),
  Sr. Gtd. Conv. Putable Notes, 2.75%,
    01/15/08
  (Acquired 01/07/03; Cost $2,232,000)(a)(b)     2,232,000      2,243,160
-------------------------------------------------------------------------
  Sr. Gtd. Conv. Putable Notes, 3.13%,
    01/15/15
  (Acquired 01/07/03; Cost $2,477,000)(a)(b)     2,477,000      2,492,481
=========================================================================
                                                                4,735,641
=========================================================================

INDUSTRIAL GASES-0.65%

Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12                               6,255,000      6,129,900
=========================================================================

INDUSTRIAL MACHINERY-1.27%

Actuant Corp., Sr. Unsec. Gtd. Sub. Notes,
  13.00%, 05/01/09                                 856,000      1,005,800
-------------------------------------------------------------------------
Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
  07/15/05                                       8,000,000      8,120,000
-------------------------------------------------------------------------
Manitowoc Co. Inc. (The), Sr. Sub. Notes,
  10.50%, 08/01/12 (Acquired
  08/02/02-11/04/02; Cost $2,692,250)(a)         2,690,000      2,837,950
=========================================================================
                                                               11,963,750
=========================================================================

INTEGRATED OIL & GAS-1.73%

El Paso CGP Co., Unsec. Notes, 7.75%,
  06/15/10                                       4,560,000      3,807,600
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
INTEGRATED OIL & GAS-(CONTINUED)

El Paso Energy Partners, L.P.,
  Series B, Sr. Unsec. Gtd. Sub. Global
  Notes, 8.50%, 06/01/11                       $ 2,330,000   $  2,283,400
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 8.50%, 06/01/11
  (Acquired 05/14/02-10/11/02;
  Cost $10,118,238)(a)                          10,470,000     10,260,600
=========================================================================
                                                               16,351,600
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.71%

Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10                                      10,720,000      7,504,000
-------------------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd. Sub. Yankee
  Notes, 11.25%, 12/01/09                        6,380,000      6,922,300
-------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Unsub. Gtd.
  Global Notes, 6.13%, 11/15/08                  2,000,000      1,742,500
=========================================================================
                                                               16,168,800
=========================================================================

LEISURE FACILITIES-1.35%

Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                       3,830,000      3,782,125
-------------------------------------------------------------------------
Six Flags, Inc.,
  Sr. Unsec. Global Notes, 8.88%, 02/01/10       4,750,000      4,441,250
-------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 9.50%, 02/01/09         875,000        835,625
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.75%, 06/15/07              3,835,000      3,719,950
=========================================================================
                                                               12,778,950
=========================================================================

MARINE-0.14%

Stena A.B. (Sweden), Sr. Notes, 9.63%,
  12/01/12 (Acquired 11/22/02; Cost
  $1,305,000)(a)(b)                              1,305,000      1,363,725
=========================================================================

METAL & GLASS CONTAINERS-3.73%

AEP Industries Inc., Sr. Unsec. Sub. Notes,
  9.88%, 11/15/07                                1,900,000      1,700,500
-------------------------------------------------------------------------
Anchor Glass Container Corp.,
  Sr. Sec. Notes, 11.00%, 02/15/13
  (Acquired 01/31/03; Cost
  $6,245,000)(a)(b)(d)                           6,245,000      6,245,000
-------------------------------------------------------------------------
  Sr. Sec. Sub. First Mortgage Notes,
  11.25%, 04/01/05                               5,800,000      5,785,500
-------------------------------------------------------------------------
Ball Corp., Sr. Notes, 6.88%, 12/15/12
  (Acquired 12/05/02; Cost $1,820,000)(a)        1,820,000      1,856,400
-------------------------------------------------------------------------
Greif Brothers Corp., Sr. Unsec. Gtd. Sub.
  Global Notes, 8.88%, 08/01/12                  6,290,000      6,698,850
-------------------------------------------------------------------------
Jarden Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.75%, 05/01/12                         4,194,000      4,372,245
-------------------------------------------------------------------------
Owens-Brockway, Sr. Sec. Notes, 8.75%,
  11/15/12 (Acquired 11/05/02; Cost
  $3,600,000)(a)                                 3,600,000      3,636,000
-------------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 09/01/11                 4,535,000      4,807,100
-------------------------------------------------------------------------
Stone Container Corp., Sr. Unsec. Global
  Notes, 8.38%, 07/01/12                           150,000        156,000
=========================================================================
                                                               35,257,595
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

MOVIES & ENTERTAINMENT-1.06%

AMC Entertainment Inc., Sr. Unsec. Sub.
  Notes, 9.50%, 02/01/11                       $10,330,000   $  9,994,275
=========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.32%

Transcontinental Gas Pipe Line, Notes, 6.13%,
  01/15/05                                       3,095,000      3,017,625
=========================================================================

OFFICE ELECTRONICS-0.20%

Xerox Corp., Sr. Notes, 9.75%, 01/15/09
  (Acquired 01/08/03; Cost $1,800,950)(a)(b)     1,810,000      1,873,350
=========================================================================

OFFICE SERVICES & SUPPLIES-0.32%

Falcon Products, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 06/15/09              4,230,000      2,982,150
=========================================================================

OIL & GAS DRILLING-1.01%

Pride International, Inc., Sr. Unsec. Notes,
  10.00%, 06/01/09                               8,765,000      9,510,025
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.43%

Grant Prideco Escrow Corp., Sr. Notes, 9.00%,
  12/15/09 (Acquired 11/25/02; Cost
  $1,805,000)(a)                                 1,805,000      1,877,200
-------------------------------------------------------------------------
Hanover Equipment Trust-Series 2001-A, Sr.
  Sec. Notes, 8.50%, 09/01/08 (Acquired
  08/05/02-10/24/02; Cost $4,587,213)(a)         5,390,000      5,120,500
-------------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Global Notes,
  8.88%, 05/15/11                                6,335,000      6,556,725
=========================================================================
                                                               13,554,425
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.99%

Chesapeake Energy Corp.,
  Sr. Notes, 7.75%, 01/15/15 (Acquired
    12/13/02;
  Cost $2,198,377)(a)                            2,220,000      2,264,400
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 8.38%, 11/01/08         2,720,000      2,862,800
-------------------------------------------------------------------------
Comstock Resources, Inc., Sr. Unsec. Gtd.
  Notes, 11.25%, 05/01/07                        3,060,000      3,304,800
-------------------------------------------------------------------------
Pogo Producing Co.-Series B, Sr. Unsec. Sub.
  Notes, 10.38%, 02/15/09                        4,880,000      5,294,800
-------------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Sub. Notes,
  9.38%, 05/01/12                                2,200,000      2,189,000
-------------------------------------------------------------------------
Westport Resources Corp., Sr. Sub. Notes,
  8.25%, 11/01/11 (Acquired 12/11/02; Cost
  $2,791,300)(a)                                 2,710,000      2,872,600
=========================================================================
                                                               18,788,400
=========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-3.45%

Frontier Oil Corp., Sr. Unsec. Sub. Notes,
  11.75%, 11/15/09                              10,000,000     10,600,000
-------------------------------------------------------------------------
Premco Refining Group Inc. (The),
  Sr. Notes, 9.25%, 02/01/10 (Acquired
    01/28/03;
  Cost $2,680,000)(a)(b)                         2,680,000      2,700,100
-------------------------------------------------------------------------
  Sr. Notes, 9.50%, 02/01/13 (Acquired
    01/28/03;
  Cost $3,600,000)(a)(b)                         3,600,000      3,627,000
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
OIL & GAS REFINING, MARKETING & TRANSPORTATION-(CONTINUED)

Tesoro Petroleum Corp., Sr. Unsec. Sub.
  Global Notes, 9.63%, 04/01/12                $   890,000   $    582,950
-------------------------------------------------------------------------
Texas Petrochemical Corp., Sr. Unsec. Sub.
  Notes, 11.13%, 07/01/06                       10,045,000      6,479,025
-------------------------------------------------------------------------
Western Gas Resources, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 06/15/09                   8,000,000      8,600,000
=========================================================================
                                                               32,589,075
=========================================================================

PACKAGED FOODS & MEATS-0.35%

Dole Food Co., Inc., Sr. Unsec. Global Notes,
  7.25%, 05/01/09                                3,445,000      3,350,263
=========================================================================

PAPER PACKAGING-0.39%

Graphic Packaging Corp., Unsec. Gtd. Sub.
  Global Notes, 8.63%, 02/15/12                  3,425,000      3,647,625
=========================================================================

PAPER PRODUCTS-0.81%

Cascades Inc. (Canada), Sr. Notes, 7.25%,
  02/15/13 (Acquired 01/31/03; Cost
  $3,570,000)(a)(b)(d)                           3,570,000      3,570,000
-------------------------------------------------------------------------
Tembec Industries Inc. (Canada), Sr. Unsec.
  Gtd. Global Notes, 7.75%, 03/15/12             4,255,000      4,042,250
=========================================================================
                                                                7,612,250
=========================================================================

PERSONAL PRODUCTS-1.76%

Armkel LLC, Sr. Sub. Global Notes, 9.50%,
  08/15/09                                       3,160,000      3,444,400
-------------------------------------------------------------------------
Elizabeth Arden, Inc., Sr. Sec. Global Notes,
  11.75%, 02/01/11                               8,045,000      8,447,250
-------------------------------------------------------------------------
Herbalife International, Inc., Sr. Sub.
  Notes, 11.75%, 07/15/10 (Acquired
  06/21/02-12/06/02; Cost $4,466,790)(a)         4,520,000      4,723,400
=========================================================================
                                                               16,615,050
=========================================================================

PHARMACEUTICALS-1.89%

aaiPharma Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 11.00%, 04/01/10                       10,240,000     10,596,498
-------------------------------------------------------------------------
Biovail Corp. (Canada), Sr. Sub. Yankee
  Notes, 7.88%, 04/01/10                         7,010,000      7,220,300
=========================================================================
                                                               17,816,798
=========================================================================

PUBLISHING-1.29%

American Media Operations, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Global Notes, 10.25%,
  05/01/09                                       4,350,000      4,654,500
-------------------------------------------------------------------------
Dex Media East LLC, Sr. Notes, 9.88%,
  11/15/09 (Acquired 10/30/02; Cost
  $2,660,000)(a)                                 2,660,000      2,839,550
-------------------------------------------------------------------------
PRIMEDIA Inc., Sr. Unsec. Gtd. Global Notes,
  8.88%, 05/15/11                                4,910,000      4,689,050
=========================================================================
                                                               12,183,100
=========================================================================

RAILROADS-1.85%

Kansas City Southern Railway, Sr. Unsec. Gtd.
  Global Notes, 9.50%, 10/01/08                  5,739,000      6,341,595
-------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10              5,560,000      5,671,200
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
RAILROADS-(CONTINUED)

TFM S.A. de C.V. (Mexico), Sr. Unsec. Gtd.
  Yankee Deb., 11.75%, 06/15/09                $ 5,858,000   $  5,477,230
=========================================================================
                                                               17,490,025
=========================================================================

REAL ESTATE-1.18%

Host Marriott L.P.,
  Series E, Sr. Sec. Gtd. Notes, 8.38%,
  02/15/06                                         300,000        295,500
-------------------------------------------------------------------------
  Series G, Sr. Gtd. Global Notes, 9.25%,
    10/01/07                                     2,845,000      2,859,225
-------------------------------------------------------------------------
  Series I, Unsec. Gtd. Global Notes,
  9.50%, 01/15/07                                2,035,000      2,065,525
-------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                  570,000        601,350
-------------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Global Notes, 9.13%, 01/15/11                  5,320,000      4,362,400
-------------------------------------------------------------------------
RFS Partnership L.P., Sr. Unsec. Gtd. Global
  Notes, 9.75%, 03/01/12                           980,000        999,600
=========================================================================
                                                               11,183,600
=========================================================================

RESTAURANTS-0.09%

Perkins Family Restaurants, L.P.-Series B,
  Sr. Unsec. Notes, 10.13%, 12/15/07               970,000        873,000
=========================================================================

SEMICONDUCTORS-0.38%

ON Semiconductor Corp., Sr. Sec. Gtd. Notes,
  12.00%, 05/15/08 (Acquired
  05/01/02-06/11/02; Cost $4,314,771)(a)         4,515,000      3,634,575
=========================================================================

SPECIALTY CHEMICALS-0.96%

Macdermid Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.13%, 07/15/11                           830,000        900,550
-------------------------------------------------------------------------
Millennium America, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 9.25%, 06/15/08             4,935,000      5,113,894
-------------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 12/15/11                         4,485,000      3,027,375
=========================================================================
                                                                9,041,819
=========================================================================

SPECIALTY STORES-2.65%

Advance Stores Co., Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 10.25%, 04/15/08              7,655,000      8,114,300
-------------------------------------------------------------------------
CSK Auto, Inc., Sr. Unsec. Gtd. Global Notes,
  12.00%, 06/15/06                               3,100,000      3,301,500
-------------------------------------------------------------------------
Petco Animal Supplies Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 10.75%, 11/01/11            4,390,000      4,829,000
-------------------------------------------------------------------------
Petro Stopping Centers L.P., Sr. Unsec.
  Notes, 10.50%, 02/01/07                        2,160,000      2,062,800
-------------------------------------------------------------------------
United Rentals North America Inc.,
  Series B, Sr. Unsec. Gtd. Global Notes,
  10.75%, 04/15/08                               4,085,000      4,064,575
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 10.75%, 04/15/08
  (Acquired 12/17/02; Cost $2,629,920)(a)        2,710,000      2,696,450
=========================================================================
                                                               25,068,625
=========================================================================

TRUCKING-1.10%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 11.00%, 05/01/09            3,005,000      3,358,088
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
TRUCKING-(CONTINUED)

North American Van Lines, Sr. Unsec. Gtd.
  Sub. Global Notes, 13.38%, 12/01/09          $ 6,825,000   $  6,995,625
=========================================================================
                                                               10,353,713
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.36%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
  13.50%, 10/01/09(e)(f)                         5,745,000        545,775
-------------------------------------------------------------------------
Alamosa Holdings, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 12.88%, 02/15/10(e)                     2,725,000        545,000
-------------------------------------------------------------------------
American Tower Escrow Corp., Sr. Sub. Disc.
  Notes, 12.26%, 08/01/08 (Acquired 01/22/03;
  Cost $2,096,828)(a)(b)(f)(g)                   4,035,000      2,400,825
-------------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Global Notes, 14.00%, 10/01/10(e)              4,865,000        267,575
-------------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(e)                                    5,760,000        259,200
-------------------------------------------------------------------------
IWO Holdings, Inc., Sr. Unsec. Gtd. Global
  Notes, 14.00%, 01/15/11                       10,020,000      1,853,700
-------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Notes,
  12.00%, 11/01/08                               9,705,000     10,141,725
-------------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                       7,860,000      2,240,100
-------------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Global
  Notes, 10.25%, 02/01/09                        5,105,000      3,190,625
-------------------------------------------------------------------------
Spectrasite Holdings, Inc.,
  Sr. Disc. Notes, 12.00%, 07/15/08(e)           8,555,000      3,229,513
-------------------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 11.25%, 04/15/09(e)    1,490,000        521,500
-------------------------------------------------------------------------
Tritel PCS Inc.,
  Sr. Unsec. Gtd. Sub. Disc. Notes,
  12.75%, 05/15/09(e)                            2,690,000      2,595,850
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes, 10.38%,
    01/15/11                                     2,679,000      2,980,388
-------------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd. Sub.
  Disc. Notes, 14.00%, 04/15/10(e)               7,980,000        518,700
-------------------------------------------------------------------------
US Unwired Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Disc. Notes, 13.38%, 11/01/09(e)          4,580,000        480,900
=========================================================================
                                                               31,771,376
=========================================================================
    Total Bonds & Notes (Cost $1,006,027,567)                 883,908,598
=========================================================================

                                                 SHARES
WARRANTS & OTHER EQUITY INTERESTS-2.57%

BROADCASTING & CABLE TV-1.14%

Cablevision Systems New York Group
  Series H, 11.75% Pfd.                             35,680      3,478,800
-------------------------------------------------------------------------
  Series M, 11.13% PIK Pfd.                         69,120      6,808,320
-------------------------------------------------------------------------
Knology Inc.
  Series D, Conv. Pfd. (Acquired 11/07/02;
    Cost $0)(a)(b)(i)                              605,183        453,887
-------------------------------------------------------------------------
  Wts., expiring 10/22/07 (Acquired 03/12/98-
    02/01/00; Cost $270)(a)(b)(d)(h)                47,295              0
-------------------------------------------------------------------------
United Pan-Europe Communications N.V.
  (Netherlands)-Rts., expiring 02/14/03(d)(i)        6,593              0
=========================================================================
                                                               10,741,007
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

CONSTRUCTION MATERIALS-0.00%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00-01/30/01; Cost
  $10,000)(a)(b)(h)                                  9,580   $      4,790
=========================================================================

GENERAL MERCHANDISE STORES-0.01%

Travelcenters of America Inc.-Wts., expiring
  05/01/09 (Acquired 01/29/01; Cost
  $0)(a)(b)(h)                                      13,500        138,375
=========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.
  Series B, Pfd. Wts., expiring 11/15/09
  (Acquired 06/13/00; Cost $0)(a)(b)(h)             20,195            202
-------------------------------------------------------------------------
  Wts., expiring 11/15/09 (Acquired 06/13/00;
    Cost $0)(a)(b)(h)                               20,195            202
-------------------------------------------------------------------------
Winsloew Escrow Corp.-Wts., expiring 08/15/07
  (Acquired 12/06/99; Cost $0)(a)(b)(h)              2,025         21,263
=========================================================================
                                                                   21,667
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

KMC Telecom Holdings, Inc.-Wts., expiring
  4/15/08(h)                                            35              9
=========================================================================

RAILROADS-0.00%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(a)(b)(h)             14,375         17,969
=========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.00%

Loral Space & Communications, Ltd.-Wts.,
  expiring 12/26/06(h)                              68,302          4,098
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES-1.42%

Celcaribe S.A., Ordinary Trust Ctfs.
  (Acquired 05/17/94-01/23/97; Cost
  $0)(a)(b)(d)(i)                                2,276,400   $     22,764
-------------------------------------------------------------------------
Dobson Communications Corp.-12.25% PIK Pfd.         22,658     13,368,220
-------------------------------------------------------------------------
Horizon PCS, Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(a)(b)(h)             27,480             27
-------------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(a)(b)(h)                        5,880          1,470
-------------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01; Cost $0)(a)(b)(h)             13,320          3,330
-------------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(b)(h)                       15,155            152
-------------------------------------------------------------------------
Ubiquitel Inc.-Wts., expiring 04/15/10
  (Acquired 08/10/00; Cost $0)(a)(b)(h)             25,910          9,716
=========================================================================
                                                               13,405,679
=========================================================================
    Total Warrants and Other Equity Interests
      (Cost $29,599,237)                                       24,333,594
=========================================================================

MONEY MARKET FUNDS-2.82%

STIC Liquid Assets Portfolio(j)                 13,333,553     13,333,553
-------------------------------------------------------------------------
STIC Prime Portfolio(j)                         13,333,553     13,333,553
=========================================================================
    Total Money Market Funds (Cost
      $26,667,106)                                             26,667,106
=========================================================================
TOTAL INVESTMENTS-98.92% (Cost
  $1,062,293,910)                                             934,909,298
=========================================================================
OTHER ASSETS LESS LIABILITIES-1.08%                            10,183,863
=========================================================================
NET ASSETS-100.00%                                           $945,093,161
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Rts.    - Rights
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 01/31/03 was $135,056,624, which represented 14.29% of the Fund's net assets.
(b) Security considered to be illiquid. The aggregate market value of securities considered illiquid at 01/31/03 was $46,155,027, which represented 4.88% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(g) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) Non-income producing security.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,062,293,910)                              $934,909,298
-----------------------------------------------------------
Receivables for:
  Investments sold                               19,349,196
-----------------------------------------------------------
  Fund shares sold                                2,253,462
-----------------------------------------------------------
  Dividends and interest                         22,248,268
-----------------------------------------------------------
Investment for deferred compensation plan            74,498
-----------------------------------------------------------
Other assets                                         52,118
===========================================================
     Total assets                               978,886,840
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                          25,768,337
-----------------------------------------------------------
  Fund shares reacquired                          3,177,663
-----------------------------------------------------------
  Dividends                                       3,578,939
-----------------------------------------------------------
  Deferred compensation plan                         74,498
-----------------------------------------------------------
Accrued distribution fees                           538,783
-----------------------------------------------------------
Accrued trustees' fees                                1,083
-----------------------------------------------------------
Accrued transfer agent fees                         394,583
-----------------------------------------------------------
Accrued operating expenses                          259,793
===========================================================
     Total liabilities                           33,793,679
===========================================================
Net assets applicable to shares outstanding    $945,093,161
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $449,581,469
___________________________________________________________
===========================================================
Class B                                        $444,139,531
___________________________________________________________
===========================================================
Class C                                        $ 51,372,161
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         119,512,104
___________________________________________________________
===========================================================
Class B                                         117,727,154
___________________________________________________________
===========================================================
Class C                                          13,665,008
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       3.76
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $3.76 divided by
       95.25%)                                 $       3.95
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $       3.77
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $       3.76
___________________________________________________________
===========================================================


STATEMENT OF OPERATIONS
For the six months ended January 31, 2003
(Unaudited)

INVESTMENT INCOME:

Interest                                       $  54,420,152
------------------------------------------------------------
Dividends                                          1,034,898
------------------------------------------------------------
Dividends from affiliated money market funds         358,153
============================================================
    Total investment income                       55,813,203
============================================================

EXPENSES:

Advisory fees                                      2,546,326
------------------------------------------------------------
Administrative services fees                         106,370
------------------------------------------------------------
Custodian fees                                        63,413
------------------------------------------------------------
Distribution fees -- Class A                         549,470
------------------------------------------------------------
Distribution fees -- Class B                       2,247,046
------------------------------------------------------------
Distribution fees -- Class C                         244,437
------------------------------------------------------------
Transfer agent fees                                1,436,424
------------------------------------------------------------
Trustees' fees                                         6,535
------------------------------------------------------------
Other                                                203,796
============================================================
    Total expenses                                 7,403,817
============================================================
Less: Fees waived                                     (2,389)
------------------------------------------------------------
    Expenses paid indirectly                         (35,777)
============================================================
    Net expenses                                   7,365,651
============================================================
Net investment income                             48,447,552
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                    (165,436,865)
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                          185,290,851
============================================================
Net gain from investment securities               19,853,986
============================================================
Net increase in net assets resulting from
  operations                                   $  68,301,538
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2003 and the year ended July 31, 2002 (Unaudited)

                                                                JANUARY 31,         JULY 31,
                                                                   2003               2002
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    48,447,552    $   141,056,268
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (165,436,865)      (486,124,409)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                    185,290,851        148,209,888
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                    68,301,538       (196,858,253)
================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (24,346,702)       (69,550,001)
------------------------------------------------------------------------------------------------
  Class B                                                         (23,269,658)       (71,741,714)
------------------------------------------------------------------------------------------------
  Class C                                                          (2,535,096)        (7,514,536)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                          21,326,981       (111,693,259)
------------------------------------------------------------------------------------------------
  Class B                                                         (32,351,433)      (114,155,181)
------------------------------------------------------------------------------------------------
  Class C                                                             525,245        (13,464,843)
================================================================================================
    Net increase (decrease) in net assets                           7,650,875       (584,977,787)
================================================================================================

NET ASSETS:

  Beginning of period                                             937,442,286      1,522,420,073
================================================================================================
  End of period                                               $   945,093,161    $   937,442,286
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 2,978,470,026    $ 2,988,969,233
------------------------------------------------------------------------------------------------
  Undistributed net investment income                             (14,129,350)       (12,425,446)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (1,891,862,903)    (1,726,426,038)
------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   (127,384,612)      (312,675,463)
================================================================================================
                                                              $   945,093,161    $   937,442,286
________________________________________________________________________________________________
================================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the six months ended January 31, 2003, AIM waived fees of $2,389.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2003, AIM was paid $106,370 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2003, AFS retained $763,810 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2003, the Class A, Class B and Class C shares paid $549,470, $2,247,046 and $244,437, respectively.

    Front-end sales commissions and CDSCs are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended January 31, 2003, AIM Distributors retained $36,575 in front-end sales commissions from the sale of Class A shares and $18,627, $3,560 and $6,289 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended January 31, 2003, the Fund paid legal fees of $2,987 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended January 31, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $7,399 and reductions in custodian fees of $28,378 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $35,777.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2003, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

    AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the six months ended January 31, 2003.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
------------------------------------------------------------
July 31, 2003                                 $    3,132,878
------------------------------------------------------------
July 31, 2006                                    115,531,161
------------------------------------------------------------
July 31, 2007                                    297,433,797
------------------------------------------------------------
July 31, 2008                                    297,100,942
------------------------------------------------------------
July 31, 2009                                    131,908,743
------------------------------------------------------------
July 31, 2010                                    469,417,120
============================================================
Total capital loss carryforward               $1,314,524,641
____________________________________________________________
============================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2003 was $348,573,483 and $374,889,657, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $  33,879,933
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (162,993,819)
============================================================
Net unrealized appreciation (depreciation) of
  investment securities                        $(129,113,886)
____________________________________________________________
============================================================
Cost of investments for tax purposes is $1,064,023,184.


NOTE 8--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares are subject to CDSC charges. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

  Changes in shares outstanding during the six months ended January 31, 2003 and the year ended July 31, 2002 were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                    JANUARY 31, 2003                 JULY 31, 2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      57,332,671    $ 207,622,814     61,671,459    $ 274,866,210
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      12,801,289       46,208,170     28,855,909      131,251,628
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       4,547,860       16,547,589      7,361,669       32,891,393
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       3,933,527       14,353,816      9,782,026       43,420,316
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,934,200       10,732,400      7,389,848       32,867,780
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         399,034        1,456,498        918,849        4,077,812
==========================================================================================================================
Conversion of Class B to Class A shares:*
  Class A                                                       2,474,003        9,059,337             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,457,944)      (9,059,337)            --               --
==========================================================================================================================
Reacquired:
  Class A                                                     (57,168,991)    (209,708,986)   (97,447,190)    (429,979,785)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (21,958,872)     (80,232,666)   (63,245,842)    (278,274,589)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,798,788)     (17,478,842)   (11,408,493)     (50,434,048)
==========================================================================================================================
                                                               (1,962,011)   $ (10,499,207)   (56,121,765)   $(239,313,283)
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Prior to the six months ended January 31, 2003, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                              -----------------------------------------------------------------------------------
                                              SIX MONTHS             YEAR ENDED          SEVEN MONTHS           YEAR ENDED
                                                 ENDED                JULY 31,              ENDED              DECEMBER 31,
                                              JANUARY 31,       ---------------------      JULY 31,      ------------------------
                                                 2003             2002         2001          2000           1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $   3.70         $   4.92     $   7.00     $     8.07     $     8.77    $    10.16
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.20             0.49(a)      0.68           0.47           0.85          0.92
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.06            (1.19)       (2.03)         (1.03)         (0.66)        (1.40)
=================================================================================================================================
    Total from investment operations               0.26            (0.70)       (1.35)         (0.56)          0.19         (0.48)
=================================================================================================================================
Less distributions:
  Dividends from net investment income            (0.20)           (0.52)       (0.69)         (0.49)         (0.87)        (0.91)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                 --               --        (0.03)         (0.02)         (0.02)           --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
    income                                           --               --        (0.01)            --             --            --
=================================================================================================================================
    Total distributions                           (0.20)           (0.52)       (0.73)         (0.51)         (0.89)        (0.91)
=================================================================================================================================
Net asset value, end of period                 $   3.76         $   3.70     $   4.92     $     7.00     $     8.07    $     8.77
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                    7.44%          (15.36)%     (19.98)%        (7.12)%         2.21%        (5.10)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $449,581         $417,974     $683,845     $1,056,453     $1,364,502    $1,670,863
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets            1.18%(c)         1.07%        0.99%          0.93%(d)       0.92%         0.85%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                      10.73%(c)        11.15%(a)    11.98%         10.79%(d)      10.06%         9.45%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                           40%              59%          55%            23%            79%           76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 11.22%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $435,992,654.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                    CLASS B
                                              -----------------------------------------------------------------------------------
                                              SIX MONTHS             YEAR ENDED          SEVEN MONTHS           YEAR ENDED
                                                 ENDED                JULY 31,              ENDED              DECEMBER 31,
                                              JANUARY 31,       ---------------------      JULY 31,      ------------------------
                                                 2003             2002         2001          2000           1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $   3.71         $   4.93     $   7.01     $     8.07     $     8.76    $    10.16
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.18             0.45(a)      0.64           0.44           0.79          0.84
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.07            (1.18)       (2.03)         (1.03)         (0.66)        (1.40)
=================================================================================================================================
    Total from investment operations               0.25            (0.73)       (1.39)         (0.59)          0.13         (0.56)
=================================================================================================================================
Less distributions:
  Dividends from net investment income            (0.19)           (0.49)       (0.65)         (0.45)         (0.80)        (0.84)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                 --               --        (0.03)         (0.02)         (0.02)           --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
    income                                           --               --        (0.01)            --             --            --
=================================================================================================================================
    Total distributions                           (0.19)           (0.49)       (0.69)         (0.47)         (0.82)        (0.84)
=================================================================================================================================
Net asset value, end of period                 $   3.77         $   3.71     $   4.93     $     7.01     $     8.07    $     8.76
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                    7.02%          (15.99)%     (20.60)%        (7.49)%         1.46%        (5.90)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $444,140         $469,408     $756,704     $1,206,737     $1,559,864    $1,820,899
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets            1.93%(c)         1.82%        1.75%          1.69%(d)       1.68%         1.61%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                       9.98%(c)        10.40%(a)    11.22%         10.03%(d)       9.30%         8.69%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                           40%              59%          55%            23%            79%           76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $445,745,533.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                       CLASS C
                                                    -----------------------------------------------------------------------------
                                                    SIX MONTHS            YEAR ENDED         SEVEN MONTHS         YEAR ENDED
                                                       ENDED               JULY 31,             ENDED            DECEMBER 31,
                                                    JANUARY 31,       -------------------      JULY 31,      --------------------
                                                       2003            2002        2001          2000          1999        1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  3.70         $  4.92     $  6.99      $   8.05      $   8.74    $  10.14
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.18            0.45(a)     0.65          0.44          0.78        0.82(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      0.07           (1.18)      (2.03)        (1.03)        (0.65)      (1.38)
=================================================================================================================================
    Total from investment operations                     0.25           (0.73)      (1.38)        (0.59)         0.13       (0.56)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  (0.19)          (0.49)      (0.65)        (0.45)        (0.80)      (0.84)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                       --              --       (0.03)        (0.02)        (0.02)         --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income         --              --       (0.01)           --            --          --
=================================================================================================================================
    Total distributions                                 (0.19)          (0.49)      (0.69)        (0.47)        (0.82)      (0.84)
=================================================================================================================================
Net asset value, end of period                        $  3.76         $  3.70     $  4.92      $   6.99      $   8.05    $   8.74
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                          7.04%         (16.02)%    (20.52)%       (7.51)%        1.46%      (5.92)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $51,372         $50,060     $81,871      $110,297      $129,675    $113,246
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                  1.93%(d)        1.82%       1.75%         1.69%(e)      1.68%       1.61%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                 9.98%(d)       10.40%(a)   11.22%        10.03%(e)      9.30%       8.69%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                 40%             59%         55%           23%           79%         76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $48,488,832.
(e)  Annualized.
(f)  Not annualized for period less than one year.

NOTE 10--SUBSEQUENT EVENT


The Board of Trustees unanimously approved, on February 6, 2003, an Agreement and Plan of Reorganization ("Plan") pursuant to which AIM High Yield Fund II ("High Yield Fund II"), a series of AIM Investment Securities Funds ("AIS"), would transfer substantially all of its assets to AIM High Yield Fund ("High Yield Fund"), a series of AIS. As a result of the transaction, shareholders of High Yield Fund II would receive shares of High Yield Fund in exchange for their shares of High Yield Fund II, and High Yield II Fund would cease operations.

  The Plan requires approval of High Yield Fund II shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on June 4, 2003. If the Plan is approved by shareholders of High Yield Fund II and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES        OFFICERS                                     OFFICE OF THE FUND
Robert H. Graham         Robert H. Graham                             11 Greenway Plaza
Mark H. Williamson       Chairman and President                       Suite 100
Frank S. Bayley                                                       Houston, TX 77046
Bruce L. Crockett        Mark H. Williamson
Albert R. Dowden         Executive Vice President                     INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                    A I M Advisors, Inc.
Jack M. Fields           Carol F. Relihan                             11 Greenway Plaza
Carl Frischling          Senior Vice President and Secretary          Suite 100
Prema Mathai-Davis                                                    Houston, TX 77046
Lewis F. Pennock         Gary T. Crum
Ruth H. Quigley          Senior Vice President                        TRANSFER AGENT
Louis S. Sklar                                                        A I M Fund Services, Inc.
                         Dana R. Sutton                               P.O. Box 4739
                         Vice President and Treasurer                 Houston, TX 77210-4739

                         Stuart W. Coco                               CUSTODIAN
                         Vice President                               State Street Bank and Trust Company
                                                                      225 Franklin Street
                         Melville B. Cox                              Boston, MA 02110
                         Vice President
                                                                      COUNSEL TO THE FUND
                         Karen Dunn Kelley                            Ballard Spahr
                         Vice President                               Andrews & Ingersoll, LLP
                                                                      1735 Market Street
                         Edgar M. Lasrson                             Philadelphia, PA 19103
                         Vice President
                                                                      COUNSEL TO THE TRUSTEES
                                                                      Kramer, Levin, Naftalis & Frankel LLP
                                                                      919 Third Avenue
                                                                      New York, NY 10022

                                                                      DISTRIBUTOR
                                                                      A I M Distributors, Inc.
                                                                      11 Greenway Plaza
                                                                      Suite 100
                                                                      Houston, TX 77046

================================================================================

                                     [ART]

                                MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

THE AIM FAMILY OF FUNDS--Registered Trademark--

        DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

       MORE AGGRESSIVE                                   MORE AGGRESSIVE                                 TAXABLE

AIM Emerging Growth Fund                   AIM Developing Markets Fund                               MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)               AIM European Small Company Fund
AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund(2)               AIM High Yield Fund II
AIM Opportunities I Fund(2,3)              AIM International Emerging Growth Fund        AIM High Yield Fund
AIM Mid Cap Growth Fund                    AIM Global Aggressive Growth Fund             AIM Strategic Income Fund
AIM Libra Fund                             AIM European Growth Fund(2)                   AIM Income Fund
AIM Dent Demographic Trends Fund           AIM International Growth Fund(2)              AIM Global Income Fund
AIM Opportunities II Fund(2,3)             AIM Global Growth Fund                        AIM Total Return Bond Fund
AIM Constellation Fund                     AIM Worldwide Spectrum Fund                   AIM Intermediate Government Fund
AIM Large Cap Growth Fund                  AIM Global Trends Fund                        AIM Short Term Bond Fund
AIM Weingarten Fund                        AIM International Core Equity Fund(2)         AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                          AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                               MORE CONSERVATIVE                AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                          SECTOR EQUITY                              MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                           MORE AGGRESSIVE                                  TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                         AIM New Technology Fund                                   MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund               AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund             AIM Global Energy Fund                        AIM High Income Municipal Fund
AIM Charter Fund                           AIM Global Financial Services Fund            AIM Municipal Bond Fund
AIM Basic Value Fund                       AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund             AIM Global Utilities Fund                     AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                         AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                            MORE CONSERVATIVE
                                                        MORE CONSERVATIVE
       MORE CONSERVATIVE

*Domestic equity and income Fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Servicemark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Servicemark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management. As of 12/31/02.



Mutual       Retirement    Annuities   College     Separately    Offshore     Alternative    Cash
Funds        Products                  Savings     Managed       Products     Investments    Management
                                       Plans       Accounts

                      [AIM INVESTMENTS LOGO APPEARS HERE]
                                --Servicemark--
AIMinvestments.com                                                   HYI-SAR-1

                      SEMIANNUAL REPORT / JANUARY 31, 2003

                             AIM HIGH YIELD FUND II

                                  [COVER IMAGE]

                      [AIM INVESTMENTS LOGO APPEARS HERE]

                                 --Servicemark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                   HAYSTACKS IN BRITTANY, 1890 BY PAUL GAUGUIN

               THIS STYLIZED VIEW OF THE FIELDS AND FARM BUILDINGS

              NEAR LE POULDU IS TYPICAL OF WORKS GAUGUIN PAINTED IN

           BRITTANY IN 1890. THE PROCESSION OF COWS IN THE FOREGROUND

               MOVES YOUR EYES HORIZONTALLY; THEREFORE, THE ENTIRE

             COMPOSITION APPEARS ARRANGED INTO BANDS, LAYERED ONE ON

              THE OTHER. THE SKY IS ALSO STRATIFIED. THIS LAYERING

              TECHNIQUE IS REMINISCENT OF THE HIGH YIELD MARKET AS

           IT TOO IS ARRANGED INTO LAYERS OR BANDS OF VARYING CREDIT-

                                 QUALITY BONDS.

================================================================================

AIM HIGH YIELD FUND II IS FOR SHAREHOLDERS WHO SEEK A HIGH LEVEL OF CURRENT INCOME.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM High Yield Fund II's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

o The fund invests in higher yielding, lower rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do U.S. government securities (such as U.S. Treasury bills, notes and bonds), for which the government guarantees the repayment of principal and interest if held to maturity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities and asset-backed securities) is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lehman High Yield Index, which represents the performance of high-yield debt securities, is compiled by Lehman Brothers, a well-known global investment firm.

o The unmanaged Lipper High Yield Bond Fund Index represents an average of the 30 largest high yield funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

      This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           We are forwarding you this report on the activities of your
ROBERT H.           AIM High Yield Fund II for the six-month period ended
GRAHAM]             January 31, 2003. I invite you to carefully read the
                    important information contained in the report.

AFTER BEING         INVESTMENT CLIMATE
OVERSHADOWED
THE LAST FEW        The three-year bear market for equities--the worst since
YEARS BY            before World War II--continued during the reporting period.
INVESTMENT-         Domestic equities marked a low in early October, recovered
GRADE BONDS, THE    briefly, then declined again as 2002 drew to a close. The
HIGH YIELD MARKET   new year opened on an optimistic note, but the rally faded
TURNED POSITIVE     and the major domestic stock indexes all produced negative
IN OCTOBER.         returns for the reporting period as a whole. Even the real
ROBERT H. GRAHAM    estate industry, which had bucked the negative trend in the stock market, faltered. International markets also declined.

                       Diversification again proved its worth, as robust demand
                    for fixed-income investments led to positive returns. For the first half of the reporting period, demand for bonds largely reflected investors' caution. In response to the severe bear market and ongoing high volatility, investors shunned equities in favor of the relative stability of bonds. But their appetite for risk strengthened toward the end of the reporting period. Corporate bonds ended up outperforming risk-free Treasury issues, and the high yield sector, which has languished the past few years, outperformed the investment-grade sector.

A REPORT ON AIM RESEARCH

The two pages that follow this letter present detailed information on some of the methods we at AIM use to manage your money. I hope it provides you with a better understanding of our investment process. I encourage you to read it carefully. One of our ongoing goals is to keep our shareholders well informed.

   To that end, we have also increased the number of comparative benchmarks we include in these reports.

   o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known, widely reported benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

   o We also include what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the market segments in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

   o In addition, we have included your fund's Lipper category index. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

   Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss market conditions during the reporting period and their investment strategies. I hope you find their comments informative.

   After being overshadowed the last few years by investment-grade bonds, the high yield market turned positive in October. The high yield sector continued to find investor favor throughout the fourth quarter of 2002 and January 2003. In this environment, AIM High Yield Fund II Class A shares at NAV posted a return of 5.34% for the reporting period. High yield bonds outperformed investment-grade bonds as the Lehman Aggregate Bond Index, representative of the U.S. investment-grade bond market, returned 5.05% over the same period.

   Timely information about your fund and the markets is available at aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

OUTLOOK

As the reporting period closed, geopolitical risk, lingering doubts about corporate financial reporting, and mixed economic signals still weighed on markets, and, as ever, no one could predict when investor sentiment would change.

   But there are also positive signs. Low interest rates have kept the housing market vigorous and considerably lowered the cost of debt for corporations and other entities. The painful bear market has brought equity values into a much more realistic and attractive range than at the height of the 1990s market frenzy. We at AIM remain essential optimists about the resilience of both our economy and our markets. We are confident that over the long run disciplined investing in a diversified portfolio for which you have realistic expectations will remain a formula for investing success.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
March 5, 2003

                     A SPECIAL MESSAGE TO OUR SHAREHOLDERS


INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

================================================================================

                              [LARSEN & CRUM PHOTO]

     EDGAR M. LARSEN                                           GARY T. CRUM
Chief Investment Officer                                 Director of Investments

================================================================================

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

   We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

   We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

   AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

   AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

   For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company management, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

   Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

   Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

   As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

   AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

   This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

   AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

   We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                              ... WE REAFFIRM OUR

                                 COMMITMENT TO

                             EXCELLENCE ACROSS ALL

                               OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


HIGH YIELD BONDS BACK IN FAVOR; ASSET CLASS POSTS POSITIVE RETURNS

For the last few years, high yield bonds have been overshadowed by the performance of their investment-grade counterparts. The fourth quarter of 2002, however, proved a turning point for the high yield market as investors' appetite for risk increased and the asset class outperformed the investment-grade market. As shown at the bottom of page 5, AIM High Yield Fund II had positive absolute performance for the six-month reporting period ended January 31, 2003--posting a return of 5.34% for Class A shares at NAV. Returns for all share classes and benchmark indexes can be found at the bottom of page 5.

RELEVANT MARKET CONDITIONS

For the first three quarters of 2002, high yield bonds were largely out of favor as unsettling news of high-profile corporate failures and general risk aversion kept investors away. That trend, however, began to reverse in October as signs of economic recovery emerged and investors began seeking yields they could no longer find in higher-quality bonds. November was a particularly good month for the high yield market as returns for the month were the highest they had been since February 1991.

   Investors may have shunned risk early in 2002, but by the final quarter of the year they embraced it. Indeed, the lowest-quality sector in the high yield market, CCC-rated bonds, posted the best returns over the reporting period, while BB-rated bonds--the highest-rated high yield bonds--actually produced the lowest returns. Other factors that influenced the high yield market during the reporting period included:

   REBOUND IN BELEAGUERED SECTORS: Many of the hardest-hit sectors in early and mid-2002 rebounded the most in the fourth quarter. The diversified telecommunications sector--while still in negative territory for the year--posted a return of 66% during the reporting period. Indeed, most high yield industries/sectors produced positive total returns for the reporting period.

   NARROWING OF YIELD SPREADS: While yield spreads--the difference between yields on high yield bonds and comparable-maturity Treasuries--widened to some of their highest levels in years during 2002, spreads contracted significantly by the end of the reporting period. Indeed, the yield spread between high yield bonds and Treasuries stood at more than 1,000 basis points in October of 2002, but by January of 2003 had contracted to around 800 basis points.

   PEAKING DEFAULT RATES: High-profile defaults dominated the news in 2002, but default rates appear to have peaked. As we have said before, defaults are "backward looking"--by the time a bond actually defaults, the bond price reflects that event. And although past performance cannot guarantee comparable future results, if history is any indicator, it is worth noting that peaking bond defaults in both 1991 and 1995 coincided with a subsequent economic rebound and rally for high yield bonds.

YIELD COMPARISON AND PORTFOLIO COMPOSITION

as of 1/31/03, based on total net assets

==================================================================================================================================
30-DAY YIELD AS OF 1/31/03           TOP 10 FIXED INCOME ISSUERS*                  TOP 10 INDUSTRIES*
----------------------------------------------------------------------------------------------------------------------------------
                                      1. Acme Communications, Inc.        1.3       1. Broadcasting & Cable TV               14.5%

        [BAR CHART]                   2. Anchor Glass Container Corp.     1.3       2. Metal & Glass Containers               3.7

AIM HIGH YIELD FUND II                3. El Paso Energy Partners, L.P.    1.3       3. Casinos & Gaming                       3.4
CLASS A SHARES              7.65%
                                      4. AMC Entertainment Inc.           1.1       4. Oil & Gas Refining,
AIM HIGH YIELD FUND II                                                                 Marketing & Transportation             3.3
CLASS B & C SHARES          7.27%
                                      5. Corning Inc.                     1.1       5. Wireless Telecommunication Services    3.0
10-YEAR U.S. TREASURY       3.97%
                                      6. aaiPharma Inc.                   1.1       6. Specialty Stores                       2.8

                                      7. Pegasus Communications Corp.     1.1       7. Homebuilding                           2.7

                                      8. Frontier Oil Corp.               1.0       8. Hotels, Resorts & Cruise Lines         2.6

                                      9. Madison River Capital                      9. Health Care Facilities                 2.4
                                         LLC/Madison River Finance Corp.  1.0

The fund's holdings are subject to   10. Cabot Safety Corp.               1.0      10. Personal Products                      2.3
change, and there is no assurance
that the fund will continue to hold  *Excluding money market funds                 TOTAL NUMBER OF HOLDINGS:          236
any particular security.                                                           TOTAL NET ASSETS:        $77.2 million

==================================================================================================================================

================================================================================

                             DESPITE VOLATILE MARKET

                         CONDITIONS AND NARROWING YIELD

                                SPREADS, THE FUND

                              CONTINUED TO PROVIDE

                           ATTRACTIVE CURRENT INCOME.

================================================================================

FUND STRATEGIES AND TECHNIQUES

We began repositioning the fund more than two years ago. We upgraded the portfolio's credit quality by adding more B-rated names and reducing our exposure to lower-rated tiers. The fund's average credit quality, however, remains B. Throughout our repositioning efforts, we were careful to maintain some exposure to CCC-rated bonds so we could participate in lower-rated tier rallies. Therefore, we were still able to benefit from the rally in CCC-rated bonds during the reporting period.

   We continue to diversify holdings across a broad array of industries and issuers--thereby decreasing single-issuer risk. Given corporate governance and accounting restatement headlines early in 2002, our strategy proved particularly sound. We believe our diversification efforts have paid off as we have been able to avoid a significant negative impact on the fund by a single-issuer price decline. On a sector/industry basis, our exposure to cable and broadcasting areas of the market proved beneficial to the fund. Our exposure to wireless communications, however, detracted from fund performance as the industry plummeted in the middle part of the year. And although we lowered our exposure, we did not do so in time to fully prevent any negative impact on the fund.

   Despite volatile market conditions and narrowing yield spreads, the fund continued to provide attractive current income. As the chart on page 4 indicates, the fund's 30-day yield as of January 31, 2003 was 7.65% for Class A shares and 7.27% for Class B and C shares. By comparison, the yield on the 10-year U.S. Treasury was 3.97%.

   To give you more insight into the types of issuers the fund holds, let's look at one that has performed well for the fund and one that has recently detracted from performance.

   o Acme Communications--a company that owns and operates 11 television stations in mid-size markets--proved beneficial to the fund as recent changes in the broadcast industry's regulatory environment, as well as improved prospects for advertising revenues, helped sector performance.

   o Six Flags, Inc.--an operator of theme parks, including Six Flags in Europe and North America--faced declining bond prices during the year as theme park attendance fell and the economy remained slow. Nonetheless, recent management initiatives, including plans for additional attractions at some of the parks and the prospect of a better economic environment, have begun to contribute to better bond performance.

IN CLOSING

We know that market conditions in recent years have been largely disappointing. We are pleased however, that high yield market returns have recently turned positive and that the fund's absolute performance has responded as well. We want to assure you that your fund management team continues to work diligently to meet the fund's goal of achieving a high level of current income.

FUND AND INDEX RETURNS

as of 1/31/03

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

including sales charges

CLASS A SHARES
Inception (9/30/98)              -3.86%
   1 Year                       -15.31

CLASS B SHARES
Inception (11/20/98)             -5.54
   1 Year                       -15.62

CLASS C SHARES
Inception (11/20/98)             -5.28
   1 Year                       -12.55

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of December 31, 2002, the most recent calendar quarter-end, which were: Class A shares, inception (9/30/98), -4.36%; one year, -17.18%. Class B shares, inception (11/20/98), -6.11%; one year; -17.80%. Class C shares, inception (11/20/98), -5.85%; one year, -14.69%.

   Past performance cannot guarantee comparable future results.

   DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS. INDEXES

Total Returns 7/31/02-1/31/03
excluding sales charges

================================================================================

Class A Shares                           5.34%

Class B Shares                           5.12

Class C Shares                           4.93

Lehman Aggregate Bond Index
(Broad Market Index)                     5.05

Lehman High Yield Index
(Style-specific Index)                  11.95

Lipper High Yield Bond Fund Index
(Peer Group)                             8.80

================================================================================

                                    [GRAPHIC]

                           For More Information Visit
                               AIMinvestments.com

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                           ROBERT G. ALLEY, CO-MANAGER

                             PETER EHRET, CO-MANAGER

                           JAN H. FRIEDLI, CO-MANAGER

                          CAROLYN L. GIBBS, CO-MANAGER

                           CRAIG A. SMITH, CO-MANAGER

                     ASSISTED BY THE HIGH YIELD TAXABLE TEAM

================================================================================

                          See important fund and index
                         disclosures inside front cover.

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2003
(Unaudited)

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BONDS & NOTES-87.12%

ADVERTISING-0.18%

Lamar Media Corp., Sr. Sub. Notes, 7.25%,
  01/01/13 (Acquired 12/17/02; Cost
  $60,000)(a)                                  $   60,000   $    61,800
-----------------------------------------------------------------------
RH Donnelley Finance Corp. I, Sr. Notes,
  8.88%, 12/15/10 (Acquired 11/26/02; Cost
  $75,000)(a)                                      75,000        80,250
=======================================================================
                                                                142,050
=======================================================================

AEROSPACE & DEFENSE-0.22%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                         170,000       173,400
=======================================================================

AGRICULTURAL PRODUCTS-0.14%

Central Garden & Pet Co., Sr. Sub. Notes,
  9.13%, 02/01/13 (Acquired 01/24/03; Cost
  $105,000)(a)                                    105,000       108,150
=======================================================================

AIRLINES-1.13%

Air Canada (Canada), Sr. Unsec. Global Notes,
  10.25%, 03/15/11                                590,000       286,150
-----------------------------------------------------------------------
Northwest Airlines Inc.,
  Sr. Unsec. Gtd. Notes, 8.88%, 06/01/06          705,000       468,825
-----------------------------------------------------------------------
  Unsec. Gtd. Unsub. Notes, 8.52%, 04/07/04       145,000       118,175
=======================================================================
                                                                873,150
=======================================================================

ALTERNATIVE CARRIERS-0.16%

LCI International, Inc. Sr. Notes, 7.25%,
  06/15/07                                        215,000       121,475
=======================================================================

APPAREL RETAIL-1.81%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                                212,000       221,540
-----------------------------------------------------------------------
Gap, Inc. (The), Unsec. Unsub. Global Notes,
  9.90%, 12/15/05                                 630,000       680,400
-----------------------------------------------------------------------
Mothers Work, Inc., Sr. Unsec. Gtd. Notes,
  11.25%, 08/01/10                                465,000       497,550
=======================================================================
                                                              1,399,490
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.04%

Perry Ellis International Inc.-Series B, Sr.
  Sec. Notes, 9.50%, 03/15/09                     100,000       103,000
-----------------------------------------------------------------------
Russell Corp., Sr. Unsec. Gtd. Global Notes,
  9.25%, 05/01/10                                 335,000       358,450
-----------------------------------------------------------------------
William Carter Co. (The)-Series B, Sr. Unsec.
  Gtd. Sub. Global Notes, 10.88%, 08/15/11        310,000       343,325
=======================================================================
                                                                804,775
=======================================================================

AUTO PARTS & EQUIPMENT-0.31%

Dura Operating Corp.-Series B, Sr. Unsec.
  Gtd. Global Notes, 8.63%, 04/15/12               35,000        35,000
-----------------------------------------------------------------------
Intermet Corp., Sr. Unsec. Gtd. Global Notes,
  9.75%, 06/15/09                                 230,000       203,550
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
AUTO PARTS & EQUIPMENT-(CONTINUED)

Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%,
  03/15/07(c)(d)                               $2,540,000   $         0
=======================================================================
                                                                238,550
=======================================================================

BANKS-0.62%

Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12                                 490,000       480,200
=======================================================================

BROADCASTING & CABLE TV-13.14%

Acme Communications, Inc.-Series B, Sr.
  Unsec. Gtd. Unsub. Notes, 10.88%, 09/30/04      960,000       986,400
-----------------------------------------------------------------------
Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(c)                      470,000       210,325
-----------------------------------------------------------------------
Allbritton Communications Co., Sr. Sub.
  Notes, 7.75%, 12/15/12 (Acquired
  12/06/02-01/28/03; Cost $600,932)(a)            605,000       600,462
-----------------------------------------------------------------------
Alliance Atlantis Communications Inc.
  (Canada), Sr. Unsec. Sub. Yankee Notes,
  13.00%, 12/15/09                                575,000       646,875
-----------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Sub. Disc. Notes, 9.92%,
    04/01/11(e)                                   365,000       158,775
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 10.75%,
    10/01/09                                      220,000       107,800
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 11.13%,
    01/15/11                                      345,000       174,225
-----------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (Bermuda), Sr.
  Unsec. Yankee Disc. Deb., 11.20%,
  11/15/07(e)                                     625,000       453,125
-----------------------------------------------------------------------
CSC Holdings Inc.-Series B, Sr. Unsec. Unsub.
  Notes, 7.63%, 04/01/11                          650,000       627,250
-----------------------------------------------------------------------
EchoStar DBS Corp., Sr. Unsec. Global Notes,
  10.38%, 10/01/07                                310,000       334,800
-----------------------------------------------------------------------
Granite Broadcasting Corp., Sr. Sub. Notes,
  10.38%, 05/15/05                                145,000       132,675
-----------------------------------------------------------------------
Gray Television Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 9.25%, 12/15/11                   185,000       197,487
-----------------------------------------------------------------------
Insight Midwest, L.P., Sr. Unsec. Global
  Notes, 10.50%, 11/01/10                         440,000       437,800
-----------------------------------------------------------------------
Knology, Inc., Sr. Unsec. Notes, 12.00%,
  11/30/09 (Acquired 01/12/02; Cost
  $1,339,461)(a)                                  780,000       469,950
-----------------------------------------------------------------------
LBI Media Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.13%, 07/15/12 (Acquired 06/28/02; Cost
  $470,000)(a)                                    470,000       495,850
-----------------------------------------------------------------------
LIN Holdings Corp., Sr. Unsec. Disc. Notes,
  10.00%, 03/01/08(e)                             540,000       553,500
-----------------------------------------------------------------------
Mediacomm LLC, Sr. Unsec. Notes, 9.50%,
  01/15/13                                        680,000       656,200
-----------------------------------------------------------------------
Nextmedia Operating Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 07/01/11                    350,000       376,250
-----------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                        1,150,000       833,750
-----------------------------------------------------------------------
Radio One, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Global Notes, 8.88%, 07/01/11              435,000       467,625
-----------------------------------------------------------------------
Salem Communications Holding Corp.-Series B,
  Sr. Unsec. Gtd. Sub. Global Notes, 9.00%,
  07/01/11                                        425,000       448,375
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Spanish Broadcasting System, Inc., Sr. Unsec.
  Gtd. Sub. Sr. Unsec. Global Notes, 9.63%,
  11/01/09                                     $  555,000   $   574,425
-----------------------------------------------------------------------
United Pan-Europe Communications N.V.
  (Netherlands)-Series B, Sr. Unsec. Yankee
  Notes,
  11.25%, 02/01/10(c)                           1,280,000       134,400
-----------------------------------------------------------------------
  11.50%, 02/01/10(c)                             650,000        68,250
=======================================================================
                                                             10,146,574
=======================================================================

BUILDING PRODUCTS-0.51%

Associated Materials Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 9.75%, 04/15/12              150,000       159,750
-----------------------------------------------------------------------
Atrium Cos., Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 05/01/09                    230,000       232,300
=======================================================================
                                                                392,050
=======================================================================

CASINOS & GAMBLING-3.43%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.75%, 02/15/09                  190,000       202,350
-----------------------------------------------------------------------
Boyd Gaming Corp., Sr. Unsec. Gtd. Global
  Notes, 9.25%, 08/01/09                          360,000       392,400
-----------------------------------------------------------------------
Herbst Gaming, Inc.,
  Sr. Sec. Notes, 10.75%, 09/01/08
  (Acquired 01/24/03; Cost $78,375)(a)             75,000        79,312
-----------------------------------------------------------------------
  Series B, Sr. Sec. Global Notes, 10.75%,
    09/01/08                                      310,000       327,825
-----------------------------------------------------------------------
Hollywood Casino Corp., Sr. Sec. Gtd.
  Mortgage Notes, 11.25%, 05/01/07                530,000       571,075
-----------------------------------------------------------------------
Hollywood Casino Corp./Shreveport Capital
  Corp., Sr. Unsec. Gtd. Mortgage Notes,
  13.00%, 08/01/06                                250,000       221,250
-----------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Global Notes, 8.00%, 04/01/12         100,000       103,500
-----------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Global Notes, 7.50%, 09/01/09                   390,000       399,750
-----------------------------------------------------------------------
Venetian Casino Resort, LLC, Sec. Gtd.
  Mortgage Global Notes, 11.00%, 06/15/10         340,000       353,600
=======================================================================
                                                              2,651,062
=======================================================================

COMMODITY CHEMICALS-0.63%

ISP Chemco Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Global Notes, 10.25%, 07/01/11             265,000       278,912
-----------------------------------------------------------------------
Methanex Corp. (Canada), Sr. Unsec. Yankee
  Notes, 8.75%, 08/15/12                          195,000       206,700
=======================================================================
                                                                485,612
=======================================================================

COMPUTER HARDWARE-0.04%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 03/07/00; Cost $480,000)(a)(c)(d)     600,000        31,800
=======================================================================

CONSTRUCTION & ENGINEERING-0.65%

Schuff Steel Co., Sr. Unsec. Gtd. Sub. Notes,
  10.50%, 06/01/08                                620,000       499,100
=======================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.55%

Terex Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 07/15/11                          455,000       425,425
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

CONSTRUCTION MATERIALS-0.40%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                      $  365,000   $   312,075
=======================================================================

DEPARTMENT STORES-0.68%

JC Penney Co. Inc., Unsec. Notes, 7.60%,
  04/01/07                                        515,000       525,944
=======================================================================

DISTILLERS & VINTNERS-0.35%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12         270,000       273,375
=======================================================================

DISTRIBUTORS-0.20%

AmeriGas Partners, L.P., Sr. Unsec. Global
  Notes, 8.88%, 05/20/11                          145,000       157,325
=======================================================================

DIVERSIFIED CHEMICALS-1.21%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08                                345,000       315,675
-----------------------------------------------------------------------
FMC Corp., Sr. Sec. Notes, 10.25%, 11/01/09
  (Acquired 10/09/02; Cost $246,930)(a)           250,000       267,500
-----------------------------------------------------------------------
Huntsman International LLC, Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/09                   350,000       348,250
=======================================================================
                                                                931,425
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-1.50%

Qwest Capital Funding, Inc., Unsec. Gtd.
  Global Notes,
  7.00%, 08/03/09                                 425,000       314,500
-----------------------------------------------------------------------
  7.25%, 02/15/11                                 355,000       259,150
-----------------------------------------------------------------------
Technical Olympic USA, Inc., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 07/01/10                   605,000       583,825
=======================================================================
                                                              1,157,475
=======================================================================

DRUG RETAIL-0.66%

Rite Aid Corp., Sr. Unsec. Unsub. Notes,
  7.13%, 01/15/07                                 595,000       510,212
=======================================================================

ELECTRIC UTILITIES-1.24%

AES Corp. (The), Sec. Notes, 10.00%, 07/15/05
  (Acquired 12/13/02; Cost $235,645)(a)           250,000       248,750
-----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                        425,000       201,875
-----------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                 275,000       236,500
-----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08                         975,000       268,125
=======================================================================
                                                                955,250
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.04%

Flextronics International Ltd. (Singapore),
  Sr. Unsec. Sub. Yankee Notes, 9.88%,
  07/01/10                                        400,000       432,000
-----------------------------------------------------------------------
Sanmina-SCI Corp., Sr. Sec. Notes, 10.38%,
  01/15/10 (Acquired 12/18/02; Cost
  $355,000)(a)                                    355,000       369,200
=======================================================================
                                                                801,200
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.11%

Fisher Scientific International Inc.,
  Sr. Sub. Global Notes, 8.13%, 05/01/12
  (Acquired 01/09/03; Cost $296,400)(a)        $  285,000   $   299,250
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 8.13%, 05/01/12          355,000       373,637
-----------------------------------------------------------------------
Solectron Corp., Sr. Unsec. Notes, 9.63%,
  02/15/09                                        180,000       183,600
=======================================================================
                                                                856,487
=======================================================================

EMPLOYMENT SERVICES-0.27%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                         540,000       207,900
=======================================================================

ENVIRONMENTAL SERVICES-0.51%

Allied Waste North America Inc.-Series B, Sr.
  Gtd. Sub. Global Notes, 8.50%, 12/01/08         385,000       390,775
=======================================================================

FOOD DISTRIBUTORS-0.43%

Fleming Cos., Inc.-Series D, Sr. Unsec. Gtd.
  Sub. Global Notes, 10.63%, 07/31/07             285,000       141,075
-----------------------------------------------------------------------
Roundy's, Inc.-Series B, Sr. Sub. Notes,
  8.88%, 06/15/12 (Acquired 12/12/02; Cost
  $194,025)(a)                                    195,000       191,106
=======================================================================
                                                                332,181
=======================================================================

FOREST PRODUCTS-1.98%

Georgia-Pacific Corp., Sr. Unsec. Notes,
  8.88%, 02/01/10 (Acquired 01/23/03; Cost
  $382,536)(a)                                    385,000       383,075
-----------------------------------------------------------------------
Louisiana-Pacific Corp.,
  Sr. Unsec. Notes, 8.50%, 08/15/05               395,000       410,800
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.88%, 11/15/08         230,000       249,550
-----------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 9.88%, 05/15/08        500,000       487,500
=======================================================================
                                                              1,530,925
=======================================================================

GENERAL MERCHANDISE STORES-0.80%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 10/15/07                         650,000       614,250
=======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.58%

AmerisourceBergen Corp., Sr. Notes, 7.25%,
  11/15/12 (Acquired 11/12/02; Cost
  $215,000)(a)                                    215,000       221,987
-----------------------------------------------------------------------
NDCHealth Corp., Sr. Unsec. Sub. Notes,
  10.50%, 12/01/12 (Acquired
  11/18/02-11/21/02; Cost $219,063)(a)            220,000       226,600
=======================================================================
                                                                448,587
=======================================================================

HEALTH CARE EQUIPMENT-1.40%

CONMED Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.00%, 03/15/08                                 245,000       253,575
-----------------------------------------------------------------------
Medquest Inc., Sr. Sub. Notes, 11.88%,
  08/15/12 (Acquired 08/08/02; Cost
  $225,103)(a)                                    230,000       220,800
-----------------------------------------------------------------------
Radiologix, Inc.-Series B, Sr. Unsec. Gtd.
  Global Notes, 10.50%, 12/15/08                  250,000       188,750
-----------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09                                 380,000       416,100
=======================================================================
                                                              1,079,225
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

HEALTH CARE FACILITIES-2.42%

Hanger Orthopedic Group, Inc.,
  Sr. Gtd. Sub. Notes, 11.25%, 06/15/09        $  425,000   $   446,250
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 10.38%,
    02/15/09                                       80,000        84,800
-----------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Sub. Global
  Notes, 9.50%, 06/15/09                          610,000       643,550
-----------------------------------------------------------------------
Triad Hospitals, Inc.-Series B, Sr. Unsec.
  Gtd. Global Notes, 8.75%, 05/01/09              190,000       204,250
-----------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes, 10.00%,
  12/15/11                                        465,000       485,925
=======================================================================
                                                              1,864,775
=======================================================================

HEALTH CARE SUPPLIES-0.63%

DJ Orthopedics LLC, Sr. Unsec. Gtd. Sub.
  Notes, 12.63%, 06/15/09                         490,000       487,550
=======================================================================

HOME FURNISHINGS-0.98%

Sealy Mattress Co.-Series B, Sr. Gtd. Sub.
  Notes, 9.88%, 12/15/07                          620,000       620,000
-----------------------------------------------------------------------
Winsloew Furniture, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 12.75%, 08/15/07               165,000       136,125
=======================================================================
                                                                756,125
=======================================================================

HOMEBUILDING-2.68%

Beazer Homes USA, Inc., Sr. Unsec. Gtd.
  Global Notes, 8.38%, 04/15/12                   260,000       271,050
-----------------------------------------------------------------------
K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                    260,000       284,700
-----------------------------------------------------------------------
KB HOME, Sr. Sub. Notes, 7.75%, 02/01/10          350,000       347,813
-----------------------------------------------------------------------
Schuler Homes, Inc.
  Sr. Unsec. Gtd. Global Notes, 10.50%,
    07/15/11                                      175,000       184,625
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 9.00%, 04/15/08          450,000       464,625
-----------------------------------------------------------------------
WCI Communities Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 02/15/11                  520,000       514,800
=======================================================================
                                                              2,067,613
=======================================================================

HOTELS, RESORTS & CRUISE LINES-2.61%

HMH Properties Inc., Sr. Sec. Gtd. Notes,
  7.88%, 08/01/08                                 100,000        94,000
-----------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Gtd.
  Global Notes, 10.50%, 02/01/10                  500,000       527,500
-----------------------------------------------------------------------
John Q. Hammons Hotels, Inc., Sr. First
  Mortgage Global Notes, 8.88%, 05/15/12          260,000       265,200
-----------------------------------------------------------------------
Kerzner International Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Global Notes, 8.88%,
  08/15/11                                        325,000       336,375
-----------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia), Sr.
  Unsec. Unsub. Global Notes, 8.75%, 02/02/11     550,000       514,250
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Notes, 7.88%, 05/01/12 (Acquired 04/11/02;
  Cost $278,552)(a)                               280,000       277,900
=======================================================================
                                                              2,015,225
=======================================================================

HOUSEHOLD APPLIANCES-0.65%

Salton, Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.75%, 12/15/05                                500,000       500,000
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-0.49%

Tyco International Group S.A. (Luxembourg)
  Series A, Sr. Gtd. Conv. Putable Notes,
  2.75%, 01/15/08 (Acquired 01/07/03;
  Cost $177,000)(a)                            $  177,000   $   177,885
-----------------------------------------------------------------------
  Series B, Sr. Gtd. Conv. Putable Notes,
  3.13%, 01/15/15 (Acquired 01/07/03;
  Cost $197,000)(a)                               197,000       198,231
=======================================================================
                                                                376,116
=======================================================================

INDUSTRIAL GASES-0.64%

Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12                                505,000       494,900
=======================================================================

INDUSTRIAL MACHINERY-1.43%

Actuant Corp., Sr. Unsec. Gtd. Sub. Notes,
  13.00%, 05/01/09                                117,000       137,475
-----------------------------------------------------------------------
Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
  07/15/05                                        730,000       740,950
-----------------------------------------------------------------------
Manitowoc Co. Inc. (The), Sr. Sub. Notes,
  10.50%, 08/01/12 (Acquired
  08/02/02-11/04/02; Cost $215,188)(a)            215,000       226,825
=======================================================================
                                                              1,105,250
=======================================================================

INTEGRATED OIL & GAS-1.66%

El Paso CGP Co., Unsec. Notes, 7.75%,
  06/15/10                                        365,000       304,775
-----------------------------------------------------------------------
El Paso Energy Partners, L.P.,
  Sr. Unsec. Gtd. Sub. Notes, 8.50%, 06/01/11
  (Acquired 05/14/02-10/11/02; Cost
    $727,831)(a)                                  755,000       739,900
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub. Global
    Notes,
  8.50%, 06/01/11                                 245,000       240,100
=======================================================================
                                                              1,284,775
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.69%

Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10                                      1,100,000       770,000
-----------------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd. Sub. Yankee
  Notes, 11.25%, 12/01/09                         490,000       531,650
=======================================================================
                                                              1,301,650
=======================================================================

LEISURE FACILITIES-1.26%

Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                        310,000       306,125
-----------------------------------------------------------------------
Six Flags, Inc.,
  Sr. Unsec. Global Notes, 8.88%, 02/01/10        250,000       233,750
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 9.50%, 02/01/09         70,000        66,850
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 9.75%, 06/15/07               375,000       363,750
=======================================================================
                                                                970,475
=======================================================================

MARINE-0.15%

Stena A.B. (Sweden), Sr. Notes, 9.63%,
  12/01/12 (Acquired 11/22/02; Cost
  $110,000)(a)                                    110,000       114,950
=======================================================================

METAL & GLASS CONTAINERS-3.68%

AEP Industries Inc., Sr. Unsec. Sub. Notes,
  9.88%, 11/15/07                                 145,000       129,775
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
METAL & GLASS CONTAINERS-(CONTINUED)

Anchor Glass Container Corp.,
  Sr. Sec. Notes, 11.00%, 02/15/13
  (Acquired 01/31/03; Cost $510,000)(a)(d)     $  510,000   $   510,000
-----------------------------------------------------------------------
  Sr. Sec. Sub. First Mortgage Notes,
  11.25%, 04/01/05                                475,000       473,813
-----------------------------------------------------------------------
Ball Corp., Sr. Notes, 6.88%, 12/15/12
  (Acquired 12/05/02; Cost $135,000)(a)           135,000       137,700
-----------------------------------------------------------------------
Greif Brothers Corp., Sr. Unsec. Gtd. Sub.
  Global Notes, 8.88%, 08/01/12                   510,000       543,150
-----------------------------------------------------------------------
Jarden Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.75%, 05/01/12                          355,000       370,088
-----------------------------------------------------------------------
Owens-Brockway, Sr. Sec. Notes, 8.75%,
  11/15/12 (Acquired 11/05/02; Cost
  $300,000)(a)                                    300,000       303,000
-----------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 09/01/11                  335,000       355,100
-----------------------------------------------------------------------
Stone Container Corp., Sr. Unsec. Global
  Notes, 8.38%, 07/01/12                           15,000        15,600
=======================================================================
                                                              2,838,226
=======================================================================

MOVIES & ENTERTAINMENT-1.11%

AMC Entertainment Inc., Sr. Unsec. Sub.
  Notes, 9.50%, 02/01/11                          885,000       856,238
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.28%

Transcontinental Gas Pipe Line, Notes, 6.13%,
  01/15/05                                        225,000       219,375
=======================================================================

OFFICE ELECTRONICS-0.19%

Xerox Corp., Sr. Notes, 9.75%, 01/15/09
  (Acquired 01/08/03; Cost $144,275)(a)           145,000       150,075
=======================================================================

OFFICE SERVICES & SUPPLIES-0.20%

Falcon Products, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 06/15/09               220,000       155,100
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.48%

Grant Prideco Escrow Corp., Sr. Notes, 9.00%,
  12/15/09 (Acquired 11/25/02; Cost
  $145,000)(a)                                    145,000       150,800
-----------------------------------------------------------------------
Hanover Equipment Trust-Series 2001-A, Sr.
  Sec. Notes, 8.50%, 09/01/08 (Acquired
  08/05/02-10/24/02; Cost $395,613)(a)            465,000       441,750
-----------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Global Notes,
  8.88%, 05/15/11                                 530,000       548,550
=======================================================================
                                                              1,141,100
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.31%

Chesapeake Energy Corp.,
  Sr. Notes, 7.75%, 01/15/15 (Acquired
    12/13/02;
  Cost $173,296)(a)                               175,000       178,500
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 8.38%, 11/01/08          190,000       199,975
-----------------------------------------------------------------------
Comstock Resources, Inc., Sr. Unsec. Gtd.
  Notes, 11.25%, 05/01/07                         225,000       243,000
-----------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Sub. Notes,
  9.38%, 05/01/12                                 160,000       159,200
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Westport Resources Corp., Sr. Sub. Notes,
  8.25%, 11/01/11 (Acquired 12/11/02; Cost
  $226,600)(a)                                 $  220,000   $   233,200
=======================================================================
                                                              1,013,875
=======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-3.27%

Frontier Oil Corp., Sr. Unsec. Sub. Notes,
  11.75%, 11/15/09                                750,000       795,000
-----------------------------------------------------------------------
Premco Refining Group Inc. (The), Sr. Notes,
  9.25%, 02/01/10 (Acquired 01/28/03;
  Cost $195,000)(a)                               195,000       196,463
-----------------------------------------------------------------------
  9.50%, 02/01/13 (Acquired 01/28/03;
  Cost $260,000)(a)                               260,000       261,950
-----------------------------------------------------------------------
Tesoro Petroleum Corp., Sr. Unsec. Sub.
  Global Notes, 9.63%, 04/01/12                    75,000        49,125
-----------------------------------------------------------------------
Texas Petrochemical Corp., Sr. Unsec. Sub.
  Notes, 11.13%, 07/01/06                         810,000       522,450
-----------------------------------------------------------------------
Western Gas Resources, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 06/15/09                    650,000       698,750
=======================================================================
                                                              2,523,738
=======================================================================

PACKAGED FOODS & MEATS-0.25%

Dole Food Co., Inc., Sr. Unsec. Global Notes,
  7.25%, 05/01/09                                 200,000       194,500
=======================================================================

PAPER PACKAGING-0.52%

Graphic Packaging Corp., Unsec. Gtd. Sub.
  Global Notes, 8.63%, 02/15/12                   380,000       404,700
=======================================================================

PAPER PRODUCTS-0.96%

Cascades Inc. (Canada), Sr. Yankee Notes,
  7.25%, 02/15/13 (Acquired 01/31/03; Cost
  $290,000)(a)(d)                                 290,000       290,000
-----------------------------------------------------------------------
Tembec Industries Inc. (Canada), Sr. Unsec.
  Gtd. Global Notes, 7.75%, 03/15/12              475,000       451,250
=======================================================================
                                                                741,250
=======================================================================

PERSONAL PRODUCTS-1.74%

Armkel LLC, Sr. Sub. Global Notes, 9.50%,
  08/15/09                                        240,000       261,600
-----------------------------------------------------------------------
Elizabeth Arden, Inc., Sr. Sec. Global Notes,
  11.75%, 02/01/11                                680,000       714,000
-----------------------------------------------------------------------
Herbalife International, Inc., Sr. Sub.
  Notes, 11.75%, 07/15/10 (Acquired
  06/21/02-12/06/02, Cost $346,020)(a)            350,000       365,750
=======================================================================
                                                              1,341,350
=======================================================================

PHARMACEUTICALS-1.80%

aaiPharma Inc., Sr. Sub. Unsec. Gtd. Global
  Notes, 11.00%, 04/01/10                         805,000       837,200
-----------------------------------------------------------------------
Biovail Corp. (Canada), Sr. Sub. Yankee
  Notes, 7.88%, 04/01/10                          535,000       551,050
=======================================================================
                                                              1,388,250
=======================================================================

PUBLISHING-1.40%

American Media Operations, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Global Notes, 10.25%,
  05/01/09                                        430,000       460,100
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
PUBLISHING-(CONTINUED)

Dex Media East LLC, Sr. Notes, 9.88%,
  11/15/09 (Acquired 10/30/02; Cost
  $225,000)(a)                                 $  225,000   $   240,188
-----------------------------------------------------------------------
PRIMEDIA Inc., Sr. Unsec. Gtd. Global Notes,
  8.88%, 05/15/11                                 400,000       382,000
=======================================================================
                                                              1,082,288
=======================================================================

RAILROADS-1.97%

Kansas City Southern Railway, Sr. Unsec. Gtd.
  Global Notes, 9.50%, 10/01/08                   590,000       651,950
-----------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10               430,000       438,600
-----------------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr. Unsec. Gtd.
  Yankee Deb., 11.75%, 06/15/09                   460,000       430,100
=======================================================================
                                                              1,520,650
=======================================================================

REAL ESTATE-1.46%

Host Marriott L.P.-Series G, Sr. Gtd. Global
  Notes, 9.25%, 10/01/07                          555,000       557,775
-----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                  45,000        47,475
-----------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Global Notes, 9.13%, 01/15/11                   465,000       381,300
-----------------------------------------------------------------------
RFS Partnership LP, Sr. Unsec. Gtd. Global
  Notes, 9.75%, 03/01/12                          140,000       142,800
=======================================================================
                                                              1,129,350
=======================================================================

RESTAURANTS-0.09%

Perkins Family Restaurants, L.P.-Series B,
  Sr. Unsec. Notes, 10.13%, 12/15/07               80,000        72,000
=======================================================================

SEMICONDUCTORS-0.39%

ON Semiconductor Corp., Sr. Sec. Gtd. Notes,
  12.00%, 05/15/08 (Acquired
  05/01/02-06/11/02; Cost $357,307)(a)            375,000       301,875
=======================================================================

SPECIALTY CHEMICALS-0.91%

Macdermid Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.13%, 07/15/11                           95,000       103,075
-----------------------------------------------------------------------
Millennium America, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 9.25%, 06/15/08              380,000       393,775
-----------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 12/15/11                          300,000       202,500
=======================================================================
                                                                699,350
=======================================================================

SPECIALTY STORES-2.80%

Advance Stores Co., Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 10.25%, 04/15/08               635,000       673,100
-----------------------------------------------------------------------
CSK Auto, Inc., Sr. Unsec. Gtd. Global Notes,
  12.00%, 06/15/06                                210,000       223,650
-----------------------------------------------------------------------
Petco Animal Supplies Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 10.75%, 11/01/11             350,000       385,000
-----------------------------------------------------------------------
Petro Stopping Centers L.P., Sr. Unsec.
  Notes, 10.50%, 02/01/07                         240,000       229,200
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
SPECIALTY STORES-(CONTINUED)

United Rentals North America Inc.,
  Sr. Unsec. Gtd. Notes, 10.75%, 04/15/08
  (Acquired 12/17/02; Cost $208,647)(a)        $  215,000   $   213,925
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Global Notes,
  10.75%, 04/15/08                                440,000       437,800
=======================================================================
                                                              2,162,675
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-1.10%

Corning Inc., Sr. Conv. Unsec. Putable Deb.,
  2.07%, 11/08/15(f)                            1,345,000       852,394
=======================================================================

TRUCKING-0.99%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 11.00%, 05/01/09             210,000       234,675
-----------------------------------------------------------------------
North American Van Lines, Sr. Unsec. Gtd.
  Sub. Global Notes, 13.38%, 12/01/09             520,000       533,000
=======================================================================
                                                                767,675
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.01%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
  13.50%, 10/01/09(e)(g)                          525,000        49,875
-----------------------------------------------------------------------
Alamosa Holdings, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 12.88%, 02/15/10(e)                      230,000        46,000
-----------------------------------------------------------------------
American Tower Escrow Corp., Sr. Sub. Disc.
  Notes, 12.26%, 08/01/08 (Acquired 01/22/03;
  Cost $163,693)(a)(f)(g)                         315,000       187,425
-----------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Global Notes, 14.00%, 10/01/10(e)               285,000        15,675
-----------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(e)                                     575,000        25,875
-----------------------------------------------------------------------
IWO Holdings, Inc., Sr. Unsec. Gtd. Global
  Notes, 14.00%, 01/15/11                         720,000       133,200
-----------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Global Notes, 9.50%, 02/01/11                   560,000       540,400
-----------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                        715,000       203,775
-----------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Global
  Notes, 10.25%, 02/01/09                         465,000       290,625
-----------------------------------------------------------------------
Spectrasite Holdings, Inc., Sr. Unsec. Disc.
  Notes, 11.25%, 04/15/09(e)                      730,000       255,500
-----------------------------------------------------------------------
Tritel PCS Inc.,
  Sr. Unsec. Gtd. Sub. Disc. Notes,
  12.75%, 05/15/09(e)                             210,000       202,650
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes,
  10.38%, 01/15/11                                267,000       297,038
-----------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd. Sub.
  Disc. Notes, 14.00%, 04/15/10(e)                628,000        40,820
-----------------------------------------------------------------------
US Unwired Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Disc. Notes, 13.38%, 11/01/09(e)           330,000        34,650
=======================================================================
                                                              2,323,508
=======================================================================
    Total Bonds & Notes (Cost $76,883,643)                   67,276,420
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-7.67%

BROADCASTING & CABLE TV-1.39%

Cablevision Systems New York Group-Series H,
  11.75% Pfd                                        2,920   $   284,700
-----------------------------------------------------------------------
Cablevision Systems New York Group-Series M,
  11.13% PIK Pfd                                    7,680       756,480
-----------------------------------------------------------------------
Knology, Inc.-Series D, Conv. Pfd. (Acquired
  11/07/02; Cost $0)(a)(h)                         44,127        33,095
-----------------------------------------------------------------------
United Pan-Europe Communications N.V.
  (Netherlands)-Rts., expiring 02/14/03(d)(i)         617             0
=======================================================================
                                                              1,074,275
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.32%

EMC Corp.(h)                                       32,000       246,400
=======================================================================

CONSTRUCTION MATERIALS-0.00%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(a)(i)                1,200           600
=======================================================================

DATA PROCESSING SERVICES-0.65%

DST Systems, Inc.(h)                               15,300       503,676
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-0.62%

Goldman Sachs Group, Inc. (The)                     7,000       476,700
=======================================================================

ENVIRONMENTAL SERVICES-0.01%

Allied Waste Industries, Inc.(h)                    1,000         9,780
=======================================================================

GENERAL MERCHANDISE STORES-0.98%

Target Corp.                                       26,500       747,565
-----------------------------------------------------------------------
Travelcenters of America Inc.-Wts., expiring
  05/01/09 (Acquired 01/29/01; Cost $0)(a)(i)       1,200        12,300
=======================================================================
                                                                759,865
=======================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.-Series B, Pfd.
  Wts., expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(a)(i)                                      960            10
-----------------------------------------------------------------------
O'Sullivan Industries, Inc.-Wts., expiring
  11/15/09 (Acquired 06/13/00; Cost $0)(a)(i)         960            10
-----------------------------------------------------------------------
Winsloew Escrow Corp.-Wts., expiring 08/15/07
  (Acquired 12/06/99; Cost $0)(a)(i)                  165         1,732
=======================================================================
                                                                  1,752
=======================================================================

HOME IMPROVEMENT RETAIL-0.49%

Home Depot, Inc. (The)                             17,900       374,110
=======================================================================

INDUSTRIAL CONGLOMERATES-0.54%

Tyco International Ltd.                            26,000       416,260
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.34%

Duke Energy Corp.                                  15,300       260,559
=======================================================================

NETWORKING EQUIPMENT-0.69%

Cisco Systems, Inc.(h)                             40,000       534,800
=======================================================================

PERSONAL PRODUCTS-0.54%

Estee Lauder Cos. Inc. (The)-Class A               13,800       416,346
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

PHARMACEUTICALS-0.46%

King Pharmaceuticals, Inc.(h)                      24,000   $   352,320
=======================================================================

RAILROADS-0.00%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(a)(i)                1,150         1,437
=======================================================================

SEMICONDUCTORS-0.33%

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(h)                             37,800       253,260
=======================================================================

SYSTEMS SOFTWARE-0.31%

VERITAS Software Corp.(h)                          13,200       240,926
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-0.00%

Loral Space & Communications, Ltd.-Wts.,
  expiring 12/26/06(i)                              5,698           342
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.00%

Horizon PCS, Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(a)(i)                2,000             2
-----------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(a)(i)                          1,000           250
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01; Cost $0)(a)(i)                1,020   $       255
-----------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(i)                          1,380            14
-----------------------------------------------------------------------
Ubiquitel Inc.-Wts., expiring 04/15/10
  (Acquired 08/10/00; Cost $0)(a)(i)                1,770           664
=======================================================================
                                                                  1,185
=======================================================================
    Total Stocks & Other Equity Interests
      (Cost $9,498,724)                                       5,924,593
=======================================================================
MONEY MARKET FUNDS-4.66%

STIC Liquid Assets Portfolio(j)                 1,796,801     1,796,801
-----------------------------------------------------------------------
STIC Prime Portfolio(j)                         1,796,801     1,796,801
=======================================================================
    Total Money Market Funds (Cost
      $3,593,602)                                             3,593,602
=======================================================================
TOTAL INVESTMENTS-99.45% (Cost $89,975,969)                  76,794,615
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.55%                             425,093
=======================================================================
NET ASSETS-100.00%                                          $77,219,708
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Rts.    - Rights
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 01/31/03 was $10,304,503, which represented 13.34% of the Fund's net assets.
(b) Security considered to be illiquid. The aggregate market value of securities considered illiquid at 01/31/03 was $3,089,679 which represented 4.00% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(g) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(h) Non-income producing security.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $89,975,969)                                  $76,794,615
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,583,355
-----------------------------------------------------------
  Fund shares sold                                  118,311
-----------------------------------------------------------
  Dividends and interest                          1,664,510
-----------------------------------------------------------
  Principal paydowns                                 15,997
-----------------------------------------------------------
Investment for deferred compensation plan            18,382
-----------------------------------------------------------
Other assets                                         14,770
===========================================================
     Total assets                                80,209,940
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           2,483,623
-----------------------------------------------------------
  Fund shares reacquired                            148,756
-----------------------------------------------------------
  Dividends                                         243,443
-----------------------------------------------------------
  Deferred compensation plan                         18,382
-----------------------------------------------------------
Accrued distribution fees                            50,262
-----------------------------------------------------------
Accrued trustees' fees                                  726
-----------------------------------------------------------
Accrued transfer agent fees                          14,300
-----------------------------------------------------------
Accrued operating expenses                           30,740
===========================================================
     Total liabilities                            2,990,232
===========================================================
Net assets applicable to shares outstanding     $77,219,708
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                         $29,714,485
___________________________________________________________
===========================================================
Class B                                         $39,034,407
___________________________________________________________
===========================================================
Class C                                         $ 8,470,816
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           5,468,436
___________________________________________________________
===========================================================
Class B                                           7,180,682
___________________________________________________________
===========================================================
Class C                                           1,559,814
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $      5.43
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $5.43 divided by
       95.25%)                                  $      5.70
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $      5.44
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $      5.43
___________________________________________________________
===========================================================


STATEMENT OF OPERATIONS

For the six months ended January 31, 2003
(Unaudited)

INVESTMENT INCOME:

Interest                                       $  4,231,904
-----------------------------------------------------------
Dividends                                            61,374
-----------------------------------------------------------
Dividends from affiliated money market funds         20,791
===========================================================
    Total investment income                       4,314,069
===========================================================

EXPENSES:

Advisory fees                                       241,620
-----------------------------------------------------------
Administrative services fees                         25,206
-----------------------------------------------------------
Custodian fees                                       15,025
-----------------------------------------------------------
Distribution fees -- Class A                         37,320
-----------------------------------------------------------
Distribution fees -- Class B                        195,333
-----------------------------------------------------------
Distribution fees -- Class C                         41,981
-----------------------------------------------------------
Transfer agent fees                                 103,206
-----------------------------------------------------------
Trustees' fees                                        4,248
-----------------------------------------------------------
Other                                                70,046
===========================================================
    Total expenses                                  733,985
===========================================================
Less: Fees waived                                      (174)
-----------------------------------------------------------
    Expenses paid indirectly                           (909)
===========================================================
    Net expenses                                    732,902
===========================================================
Net investment income                             3,581,167
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                    (11,277,762)
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                          11,501,739
===========================================================
Net gain from investment securities                 223,977
===========================================================
Net increase in net assets resulting from
  operations                                   $  3,805,144
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2003 and the year ended July 31, 2002 (Unaudited)

                                                              JANUARY 31,       JULY 31,
                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 3,581,167     $ 10,611,260
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                        (11,277,762)     (33,198,047)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and foreign currency
    contracts                                                  11,501,739        2,852,064
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 3,805,144      (19,734,723)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (1,438,901)      (4,432,604)
------------------------------------------------------------------------------------------
  Class B                                                      (1,731,124)      (5,374,073)
------------------------------------------------------------------------------------------
  Class C                                                        (371,846)      (1,204,100)
------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                              --         (111,949)
------------------------------------------------------------------------------------------
  Class B                                                              --         (147,248)
------------------------------------------------------------------------------------------
  Class C                                                              --          (32,987)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (1,842,369)      (4,818,666)
------------------------------------------------------------------------------------------
  Class B                                                      (2,218,091)      (3,727,998)
------------------------------------------------------------------------------------------
  Class C                                                        (798,734)      (1,114,522)
==========================================================================================
    Net increase (decrease) in net assets                      (4,595,921)     (40,698,870)
==========================================================================================

NET ASSETS:

  Beginning of period                                          81,815,629      122,514,499
==========================================================================================
  End of period                                               $77,219,708     $ 81,815,629
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $161,189,089    $166,048,283
------------------------------------------------------------------------------------------
  Undistributed net investment income                            (494,234)        (533,530)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                         (70,293,793)     (59,016,031)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                (13,181,354)     (24,683,093)
==========================================================================================
                                                              $77,219,708     $ 81,815,629
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund II (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $500 million of the Fund's average daily net assets, plus 0.55% on the next $500 million of Fund's average daily net assets, plus 0.50% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the six months ended January 31, 2003, AIM waived fees of $174.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2003, AIM was paid $25,206 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2003, AFS retained $61,585 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2003, the Class A, Class B and Class C shares paid $37,320, $195,333 and $41,981, respectively.

    Front-end sales commissions and CDSCs are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended January 31, 2003, AIM Distributors retained $6,615 in front-end sales commissions from the sale of Class A shares and $221, $517 and $985 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended January 31, 2003, the Fund paid legal fees of $1,789 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended January 31, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $612 and a reduction in custodian fees of $297 under expense offset arrangements which resulted in a reduction of the Fund's expenses of $909.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2003, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

    AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the six months ended January 31, 2003.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
July 31, 2009                                 $ 5,962,162
----------------------------------------------------------
July 31, 2010                                  28,458,468
==========================================================
Total capital loss carryforward               $34,420,630
__________________________________________________________
==========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2003 was $25,765,090 and $32,302,695, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2003 was as follows:

Aggregate unrealized appreciation of
  investment securities                        $  2,332,974
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (15,906,474)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                        $(13,573,500)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $90,368,115.


NOTE 8--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares are subject to CDSC charges. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

  Changes in shares outstanding during the six months ended January 31, 2003 and the year ended July 31, 2002 were as follows:

                                                                  SIX MONTHS ENDED                 YEAR ENDED
                                                                  JANUARY 31, 2003               JULY 31, 2002
                                                              -------------------------    --------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,111,568    $ 5,913,150     2,661,969    $ 17,458,935
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        810,234      4,268,655     2,291,050      15,207,483
---------------------------------------------------------------------------------------------------------------------
  Class C                                                        267,886      1,421,833       481,703       3,206,608
=====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        172,639        917,387       443,285       2,887,864
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        168,771        897,633       443,159       2,888,198
---------------------------------------------------------------------------------------------------------------------
  Class C                                                         42,057        223,267       119,674         779,737
=====================================================================================================================
Conversion of Class B shares to Class A shares:*
  Class A                                                         25,358        132,862            --              --
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        (25,276)      (132,862)           --              --
=====================================================================================================================
Reacquired:
  Class A                                                     (1,652,188)    (8,805,768)   (3,887,112)    (25,165,465)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,366,788)    (7,251,517)   (3,406,690)    (21,823,679)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                       (463,965)    (2,443,834)     (784,542)     (5,100,867)
=====================================================================================================================
                                                                (909,704)   $(4,859,194)   (1,637,504)   $ (9,661,186)
_____________________________________________________________________________________________________________________
=====================================================================================================================

* Prior to the six months ended January 31, 2003, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                          ---------------------------------------------------------------------
                                                                                                             SEPTEMBER 30, 1998
                                                          SIX MONTHS                                          (DATE OPERATIONS
                                                             ENDED               YEAR ENDED JULY 31,           COMMENCED) TO
                                                          JANUARY 31,       -----------------------------         JULY 31,
                                                             2003            2002       2001       2000             1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  5.41         $  7.31    $ 10.02    $ 11.25         $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.26            0.67(a)    0.97       1.12            0.90
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.02           (1.85)     (2.65)     (1.00)           1.26
===============================================================================================================================
    Total from investment operations                           0.28           (1.18)     (1.68)      0.12            2.16
===============================================================================================================================
Less distributions:
  Dividends from net investment income                        (0.26)          (0.70)     (0.98)     (1.12)          (0.90)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          --              --         --      (0.23)          (0.01)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income               --              --      (0.02)        --              --
-------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                              --           (0.02)     (0.03)        --              --
===============================================================================================================================
    Total distributions                                       (0.26)          (0.72)     (1.03)     (1.35)          (0.91)
===============================================================================================================================
Net asset value, end of period                              $  5.43         $  5.41    $  7.31    $ 10.02         $ 11.25
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                5.34%         (17.36)%   (17.54)%     0.77%          22.39%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $29,714         $31,443    $48,214    $59,932         $34,992
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             1.44%(c)        1.30%      1.02%      1.00%           1.00%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          1.44%(c)        1.30%      1.19%      1.25%           1.58%(d)
===============================================================================================================================
Ratio of net investment income to average net assets           9.72%(c)       10.31%(a)   11.45%    10.51%           9.74%(d)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(e)                                       35%             71%        73%        94%            223%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premium on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have remained the same, and the ratio of net investment income to average net assets would have been 10.36%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustment in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $29,612,375.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                          CLASS B
                                                          -----------------------------------------------------------------------
                                                                                                                NOVEMBER 20, 1998
                                                          SIX MONTHS                                               (DATE SALES
                                                             ENDED                YEAR ENDED JULY 31,             COMMENCED) TO
                                                          JANUARY 31,       --------------------------------        JULY 31,
                                                             2003            2002          2001       2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  5.41         $  7.31       $ 10.00    $ 11.23         $ 10.59
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.24            0.62(a)       0.91       1.03            0.68
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.03           (1.85)        (2.65)     (1.00)           0.65
=================================================================================================================================
    Total from investment operations                           0.27           (1.23)        (1.74)      0.03            1.33
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        (0.24)          (0.65)        (0.90)     (1.03)          (0.68)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          --              --            --      (0.23)          (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income               --              --         (0.02)        --              --
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                              --           (0.02)        (0.03)        --              --
=================================================================================================================================
    Total distributions                                       (0.24)          (0.67)        (0.95)     (1.26)          (0.69)
=================================================================================================================================
Net asset value, end of period                              $  5.44         $  5.41       $  7.31    $ 10.00         $ 11.23
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                5.12%         (18.03)%      (18.90)%    (0.03)%         13.03%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $39,034         $41,105       $60,441    $67,140         $20,994
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             2.19%(c)        2.05%         1.78%      1.75%           1.75%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          2.19%(c)        2.05%         1.95%      2.00%           2.33%(d)
=================================================================================================================================
Ratio of net investment income to average net assets           8.97%(c)        9.56%(a)     10.69%      9.76%           8.99%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                       35%             71%           73%        94%            223%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premium on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.63 and the ratio of net investment income to average net assets would have been 9.61%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustment in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $38,748,124.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                          CLASS C
                                                          -----------------------------------------------------------------------
                                                                                                                NOVEMBER 20, 1998
                                                          SIX MONTHS                                               (DATE SALES
                                                             ENDED                YEAR ENDED JULY 31,             COMMENCED) TO
                                                          JANUARY 31,       --------------------------------        JULY 31,
                                                             2003            2002          2001       2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 5.41          $  7.31       $ 10.00    $ 11.22         $10.59
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.24             0.62(a)       0.91       1.03           0.68
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               0.02            (1.85)        (2.65)     (0.99)          0.64
=================================================================================================================================
    Total from investment operations                          0.26            (1.23)        (1.74)      0.04           1.32
=================================================================================================================================
Less distributions:
  Dividends from net investment income                       (0.24)           (0.65)        (0.90)     (1.03)         (0.68)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         --               --            --      (0.23)         (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income              --               --         (0.02)        --             --
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                             --            (0.02)        (0.03)        --             --
=================================================================================================================================
    Total distributions                                      (0.24)           (0.67)        (0.95)     (1.26)         (0.69)
=================================================================================================================================
Net asset value, end of period                              $ 5.43          $  5.41       $  7.31    $ 10.00         $11.22
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                               4.93%          (18.03)%      (18.08)%     0.08%         12.93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $8,471          $ 9,269       $13,860    $11,471         $3,139
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            2.19%(c)         2.05%         1.78%      1.75%          1.75%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         2.19%(c)         2.05%         1.95%      2.00%          2.33%(d)
=================================================================================================================================
Ratio of net investment income to average net assets          8.97%(c)         9.56%(a)     10.69%      9.76%          8.99%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                      35%              71%           73%        94            223%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premium on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.63 and the ratio of net investment income to average net assets would have been 9.61%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustment in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $8,327,715.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 10--SUBSEQUENT EVENT

The Board of Trustees unanimously approved, on February 6, 2003, an Agreement and Plan of Reorganization ("Plan") pursuant to which AIM High Yield Fund II ("High Yield Fund II"), a series of AIM Investment Securities Funds ("AIS"), would transfer substantially all of its assets to AIM High Yield Fund ("High Yield Fund"), a series of AIS. As a result of the transaction, shareholders of High Yield Fund II would receive shares of High Yield Fund in exchange for their shares of High Yield Fund II, and High Yield Fund II would cease operations.

  The Plan requires approval of High Yield Fund II shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on June 4, 2003. If the Plan is approved by shareholders of High Yield Fund II and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                  OFFICERS                                     OFFICE OF THE FUND
Robert H. Graham                   Robert H. Graham                             11 Greenway Plaza
Mark H. Williamson                 Chairman and President                       Suite 100
Frank S. Bayley                                                                 Houston, TX 77046
Bruce L. Crockett                  Mark H. Williamson
Albert R. Dowden                   Executive Vice President                     INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                              A I M Advisors, Inc.
Jack M. Fields                     Carol F. Relihan                             11 Greenway Plaza
Carl Frischling                    Senior Vice President and Secretary          Suite 100
Prema Mathai-Davis                                                              Houston, TX 77046
Lewis F. Pennock                   Gary T. Crum
Ruth H. Quigley                    Senior Vice President                        TRANSFER AGENT
Louis S. Sklar                                                                  A I M Fund Services, Inc.
                                   Dana R. Sutton                               P.O. Box 4739
                                   Vice President and Treasurer                 Houston, TX 77210-4739

                                   Stuart W. Coco                               CUSTODIAN
                                   Vice President                               State Street Bank and Trust Company
                                                                                225 Franklin Street
                                   Melville B. Cox                              Boston, MA 02110
                                   Vice President
                                                                                COUNSEL TO THE FUND
                                   Karen Dunn Kelley                            Ballard Spahr
                                   Vice President                               Andrews & Ingersoll, LLP
                                                                                1735 Market Street
                                   Edgar M. Lasrson                             Philadelphia, PA 19103
                                   Vice President
                                                                                COUNSEL TO THE TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
                                                                                New York, NY 10022

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza Suite 100
                                                                                Houston, TX 77046

================================================================================

                                     [ART]

                                MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

The AIM Family of Funds--Registered Trademark--

        DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

       MORE AGGRESSIVE                                   MORE AGGRESSIVE                                 TAXABLE

AIM Emerging Growth Fund                   AIM Developing Markets Fund                               MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)               AIM European Small Company Fund
AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund(2)               AIM High Yield Fund II
AIM Opportunities I Fund(2,3)              AIM International Emerging Growth Fund        AIM High Yield Fund
AIM Mid Cap Growth Fund                    AIM Global Aggressive Growth Fund             AIM Strategic Income Fund
AIM Libra Fund                             AIM European Growth Fund(2)                   AIM Income Fund
AIM Dent Demographic Trends Fund           AIM International Growth Fund(2)              AIM Global Income Fund
AIM Opportunities II Fund(2,3)             AIM Global Growth Fund                        AIM Total Return Bond Fund
AIM Constellation Fund                     AIM Worldwide Spectrum Fund                   AIM Intermediate Government Fund
AIM Large Cap Growth Fund                  AIM Global Trends Fund                        AIM Short Term Bond Fund
AIM Weingarten Fund                        AIM International Core Equity Fund(2)         AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                          AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                               MORE CONSERVATIVE                AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                          SECTOR EQUITY                              MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                           MORE AGGRESSIVE                                  TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                         AIM New Technology Fund                                   MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund               AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund             AIM Global Energy Fund                        AIM High Income Municipal Fund
AIM Charter Fund                           AIM Global Financial Services Fund            AIM Municipal Bond Fund
AIM Basic Value Fund                       AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund             AIM Global Utilities Fund                     AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                         AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                            MORE CONSERVATIVE
                                                        MORE CONSERVATIVE
       MORE CONSERVATIVE

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Servicemark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Servicemark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management. As of 12/31/02.

Mutual       Retirement    Annuities   College     Separately    Offshore     Alternative    Cash
Funds        Products                  Savings     Managed       Products     Investments    Management
                                       Plans       Accounts

                      [AIM INVESTMENTS LOGO APPEARS HERE]
                                --Servicemark--
AIMinvestments.com                                                    HYI2-SAR-1

                      SEMIANNUAL REPORT / JANUARY 31, 2003

                                 AIM INCOME FUND

                                  [COVER IMAGE]

                      [AIM INVESTMENTS LOGO APPEARS HERE]
                                 --Servicemark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

           ON THE BANK OF THE RIVER BENNECOURT BY CLAUDE MONET, 1868

   IN MONET'S CAPTIVATING PAINTING, A WOMAN SITS ON A RIVERBANK WATCHING BOATS

  ON A TRANQUIL RIVER. LIKE THE BOATS IN THIS CHARMING SUMMER SCENE, AIM INCOME

  FUND STRIVES TO STEER A SMOOTH COURSE, EVEN WHEN THE CURRENTS ARE UNEVEN. AIM

          INCOME FUND RELIES PRIMARILY ON THREE ASSET CLASSES--DOMESTIC

   INVESTMENT-GRADE BONDS, HIGH-YIELD BONDS AND FOREIGN BONDS--TO HELP KEEP IT

               ON AN EVEN KEEL EVEN IN DIFFICULT MARKET CURRENTS.

================================================================================

AIM INCOME FUND seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Income Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C shares and Class R shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM fund was offered. They are sold at net asset value, that is, without up-front sales charges. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect Class R 12b-1 fees. (The inception date of Class A shares is 5/3/68.) Class R share returns do not include a 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year.

o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day yield will differ.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal and income than do U.S. government securities (such as U.S. Treasury bills and bonds, the repayment of principal and interest of which are guaranteed by the government if held to maturity).

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lipper BBB-Rated Fund Index represents an average of the 30 largest BBB-rated bond funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

       AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR
      ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME
                              OR ALL OF YOUR MONEY.

      This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

TO OUR SHAREHOLDERS


                    DEAR SHAREHOLDER:

[PHOTO OF           We are forwarding you this report on the activities of your
ROBERT H.           AIM Income Fund for the six-month period ended January 31,
GRAHAM]             2003. I invite you to carefully read the important
                    information contained in the report.

AS THE MARKET'S     INVESTMENT CLIMATE
FAVOR SHIFTED FROM
U.S. TREASURY AND   The three-year bear market for equities--the worst since
AGENCY SECURITIES   before World War II--continued during the reporting period.
TO MORTGAGES AND    Domestic equities marked a low in early October, recovered
CORPORATE BONDS     briefly, then declined again as 2002 drew to a close. The
(ESPECIALLY HIGH-   new year opened on an optimistic note, but the rally faded
YIELD BONDS), AIM   and the major domestic stock indexes all produced negative
INCOME FUND'S       returns for the reporting period as a whole. Even the real
HOLDINGS IN THESE   estate industry, which had bucked the negative trend in the
SECTORS CAPTURED    stock market, faltered. International markets also declined.
GAINS.
ROBERT H. GRAHAM       Diversification again proved its worth, as robust demand
                    for fixed-income investments led to positive returns. For
the first half of the reporting period, demand for bonds largely reflected investors' caution. In response to the severe bear market and ongoing high volatility, investors shunned equities in favor of the relative stability of bonds. But their appetite for risk strengthened toward the end of the reporting period. Corporate bonds ended up outperforming risk-free Treasury issues, and the high yield sector, which has languished the past few years, outperformed the investment-grade sector.

   One note of caution concerning the current bond rally: Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

A REPORT ON AIM RESEARCH

The two pages that follow this letter present detailed information on some of the methods we at AIM use to manage your money. I hope it provides you with a better understanding of our investment process. I encourage you to read it carefully. One of our ongoing goals is to keep our shareholders well informed.

   To that end, we have also increased the number of comparative benchmarks we include in these reports.

   o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known, widely reported benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

   o We also include what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the market segments in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

   o In addition, we have included your fund's Lipper category index. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

   Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

   Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

YOUR FUND MANAGERS' OBSERVATIONS

   In the following pages, your fund's portfolio managers discuss market conditions during the reporting period and their investment strategies. I hope you find their comments informative.

   AIM Income Fund's total return for the six-month reporting period was 7.17% (Class A shares, excluding sales charges), edging out the average of comparable funds in the Lipper BBB-Rated Fund Index, which returned 6.79%, as well as the fund's broad-market benchmark, the Lehman Aggregate Bond Index, which returned 5.05% for the period. As the market's favor shifted from U.S. Treasury and agency securities to mortgages and corporate bonds (especially high-yield bonds), AIM Income Fund's holdings in these sectors captured gains.

   Timely information about your fund and the markets is available at aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

OUTLOOK

As the reporting period closed, geopolitical risk, lingering doubts about corporate financial reporting, and mixed economic signals still weighed on markets, and, as ever, no one could predict when investor sentiment would change.

   But there are also positive signs. Low interest rates have kept the housing market vigorous and considerably lowered the cost of debt for corporations and other entities. The painful bear market has brought equity values into a much more realistic and attractive range than at the height of the 1990s market frenzy. We at AIM remain essential optimists about the resilience of both our economy and our markets. We are confident that over the long run disciplined investing in a diversified portfolio for which you have realistic expectations will remain a formula for investing success.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
March 5, 2003

A SPECIAL MESSAGE TO OUR SHAREHOLDERS


INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

================================================================================

                              [LARSEN & CRUM PHOTO]

     EDGAR M. LARSEN                                          GARY T. CRUM
Chief Investment Officer                                 Director of Investments

================================================================================

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

   We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

   We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

   AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

   AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

   For example, AIM's fixed-income and equity analysts attend the same meetings


================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company management, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

   Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

   Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

   As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

   AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

   This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

   AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

   We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


FUND POSTS STRONG RETURNS IN UNEASY MARKET

Investors continued flocking to the fixed-income market during the six months ended January 31, 2003, as the prevailing mood remained uneasy due to geopolitical uncertainties and mixed economic signals. However, the latter part of the period saw an increasing tolerance for risk.

   Corporate bonds surged past government securities to become the top performers for the period overall, with high-yield issues outperforming those of investment grade. Corporates were followed by U.S. Treasury and agency securities. The securitized sector, including mortgage-backed and asset-backed securities, produced the most modest results during the period, but their returns remained positive.

   AIM Income Fund's total returns for the six months ended January 31, 2003, excluding sales charges, were 7.17% for Class A shares, 6.76% for Class B shares, 6.77% for Class C shares and 7.02% for Class R shares. The fund's 30-day yields at that date for Class A, B, C and R shares were 4.56%, 4.03%, 4.03% and 4.48%, respectively. Its 30-day distribution rates as of that date were 5.59% for Class A shares, 5.12% for Class B shares, 5.12% for Class C shares, and 5.59% for Class R shares. (Additional performance information is in Fund vs. Indexes chart, facing page.)

RELEVANT MARKET CONDITIONS

As the bear market in stocks deepened during August and September, safety-seeking investors continued flocking to bonds. Investor confidence in the corporate sector had not fully recovered from the shock of corporate accounting irregularities that surfaced earlier in the year, and anxiety about credit risk pushed prices up for high-quality bonds and down for lower-rated issues. U.S. government securities were the stars of the third quarter of 2002 as Treasury and agency bonds outperformed the broad bond market.

   After a stock-market low in early October, stocks and high-yield bonds began to rally. As investor confidence strengthened, the yield spread between corporates and super-safe Treasuries began narrowing. This was particularly notable in the energy, industrials and cable/media sectors and for major corporate banking institutions.

   Corporate bonds were the market's best performers from October through January. The movement from government securities to corporates accelerated after the Federal Reserve Board lowered the target federal funds rate in November by a larger-than-expected 50 basis points--to 1.25%, the lowest rate in more than four decades--to provide monetary stimulus to the economy. Treasury yields fell so low that investors began accepting greater risk to obtain the higher yields available in other sectors. In particular, the performance of high-yield corporates soared in January, while Treasuries had negative returns.

   Mortgage-backed securities, which offer higher yields at little added risk, did well throughout 2002, despite lagging a bit in the third quarter due to the prepayment risk resulting from the period's extremely low mortgage interest rates. They performed especially well during the fourth quarter.

FUND STRATEGIES AND TECHNIQUES

The sectors that performed best for the fund during the six-month reporting period were mid-grade corporates, mortgage-backed securities and Treasuries.

   Mortgage-backed securities continued to benefit from the refinancing wave; though


PORTFOLIO COMPOSITION

as of 1/31/03, based on total net assets

================================================================================

INVESTMENT TYPE BREAKDOWN

                                   [PIE CHART]

DOMESTIC CORPORATE BONDS & NOTES                 71%

INTERNATIONAL CORPORATE BONDS & NOTES            18%

DOMESTIC GOVERNMENT SECURITIES                    9%

CASH & OTHER                                      2%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

================================================================================


=========================================================================================================
TOP 10 FIXED-INCOME ISSUERS*                               TOP 10 INDUSTRIES*
---------------------------------------------------------------------------------------------------------



 1. Federal National Mortgage                               1. Banks                                13.8%
    Association (FNMA)                          4.5%
                                                            2. Diversified Financial Services       12.7
 2. CSC Holdings Inc.                           2.4
                                                            3. Broadcasting & Cable TV              10.4
 3. Niagara Mohawk Power Corp.                  2.2
                                                            4. Electric Utilities                    8.8
 4. Bundesrepublik Deutschland
    (Germany)                                   2.1         5. U.S. Government Agency                6.3

 5. TCI Communications, Inc.                    2.0         6. Oil & Gas Exploration & Production    5.7

 6. NiSource Finance Corp.                      1.8         7. Consumer Finance                      4.9

 7. U.S. Treasury Notes                         1.7         8. Sovereign Debt                        3.7

 8. Wachovia Corp.                              1.7         9. Real Estate                           3.1

 9. Eurohypo AG (Germany)                       1.6        10. Integrated Oil & Gas                  2.9

10. Occidental Petroleum Corp.                  1.5

                                                           TOTAL NUMBER OF HOLDINGS:                 279
                                                           TOTAL NET ASSETS:              $534.1 million

* Excluding money market funds.

=========================================================================================================

the declining interest rates increased prepayment risk, the prepayments shortened the effective maturity of the portfolio, thereby reducing volatility.

   Treasuries made their greatest contribution during the third quarter of 2002, then retreated. Among corporate securities, those toward the lower end of the investment-grade class produced exceptionally strong contributions in the fourth quarter of 2002.

   Non-dollar-denominated international bonds also performed well, and additionally benefited the fund by providing positive currency translation as the U.S. dollar declined against foreign currencies.

   Over the period, we moderately reduced the proportion of high-yield holdings to bring the fund more closely into line with its benchmarks. However, we retained some positions in the high-yield sector because periods of rising economic growth have typically been accompanied by improving performance in that sector and we wanted to be prepared to capture those gains. Our planning paid off in the fourth quarter of 2002 as the tide turned in favor of high yields. The positive returns generated by our high-yield holdings strongly benefited fund performance during the fourth quarter and in January.

   Industrials and finance companies remained the largest segments of the fund's portfolio. Among the fund's best-performing groups during the period were telecommunications, cable/media and energy--notably gas pipelines as well as oil and gas exploration and production.

   Specific holdings that contributed positively to fund performance included mobile phone service provider AT&T Wireless, cable television operator TCI Communications, and telecommunications carrier Sprint, all of which performed attractively during the fourth quarter of 2002.

   Other positive contributors to the fund's results included Comcast, the largest U.S. cable TV operator, and British Sky Broadcasting Group, the United Kingdom's leading pay-TV provider.

   During the fourth quarter of 2002, we gradually reduced utility holdings, which had another weak year, and slightly increased international securities, which had generally performed well. Among international holdings that benefited fund results were U.K. treasuries and Canadian oil firm West Coast Energy, as well as Bundesrepubliks (German government bonds).

IN CLOSING

We were pleased to have been able to continue providing the fund's shareholders with a high level of current income, while maintaining a reasonable concern for the safety of principal. We will work diligently to continue meeting these objectives by investing in corporate debt, U.S. and foreign government debt instruments, and high-yield bonds.

   Though the U.S. economy has always re-covered from economic downturns, the timing has been impossible to predict. We continue to urge our investors to maintain a long-term focus, and to remain well diversified to reduce risk.

FUND AND INDEX RETURNS

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

including sales charges

as of 1/31/03

================================================================================


CLASS A SHARES
10 Years                   4.75%
5 Years                    0.17
1 Year                    -2.28

CLASS B SHARES
Inception (9/7/93)         3.34
5 Years                    0.08
1 Year                    -2.89

CLASS C SHARES
Inception (8/4/97)         1.53
5 Years                    0.37
1 Year                     0.96

CLASS R SHARES
10 Years                   5.00
5 Years                    0.89
1 Year                     2.26

In addition to fund returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) for periods ending 12/31/02, the most recent calendar quarter-end, which were as follows. Class A shares, ten years, 4.91%; five years, 0.31%; one year, -2.54%. Class B shares, inception (9/7/93), 3.28%; five years, 0.25%; one year, -3.29%. Class C shares, inception (8/4/97), 1.41%; five years, 0.55%; one year, 0.55%. Class R shares, ten years, 5.16%; five years, 1.05%; one year, 1.99%.

   Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS. INDEXES

Total Returns 7/31/02-1/31/03
excluding sales charges

================================================================================

                                  [BAR CHART]

Class A Shares                                          7.17%

Class B Shares                                          6.76

Class C Shares                                          6.77

Class R Shares                                          7.02

Lehman Aggregate Bond Index
(Broad Market and Style Specific Index)                 5.05

Lipper BBB-Rated Fund Index (Peer Group)                6.79

================================================================================

                                    [GRAPHIC]

                           For More Information Visit
                               AIMinvestments.com

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                           ROBERT G. ALLEY, CO-MANAGER

                           JAN H. FRIEDLI, CO-MANAGER

                          CAROLYN L. GIBBS, CO-MANAGER

                           SCOT W. JOHNSON, CO-MANAGER

================================================================================

                          See important fund and index
                         disclosures inside front cover.

EDUCATION AND PLANNING

WANT TO BE A LONG-TERM INVESTOR?

THESE FOUR TIPS CAN HELP.

================================================================================

         SUCCESSFUL INVESTING REQUIRES DISCIPLINE AND TIME. MOST OF US

       CLAIM TO BE LONG-TERM INVESTORS--BUT OUR DISCIPLINE CAN BE SORELY

         TESTED DURING PERIODS OF MARKET VOLATILITY OR MARKET DECLINES.

           HERE ARE FOUR TIPS THAT CAN HELP YOU MAINTAIN A LONG-TERM

                   PERSPECTIVE WHEN MARKETS BECOME UNCERTAIN.

================================================================================

1 DON'T TRY TO TIME THE MARKET

Markets rise and fall, and even the most experienced investment professionals can't consistently predict when market trends will change. That's why most investment professionals remain invested for the long term, regardless of short-term market fluctuations.

   Some individual investors, however, exit the market at the first sign of volatility. History shows that by doing so they risk lowering their long-term investment returns.

   Historically, stocks have provided higher average annual total returns than other asset classes. The S&P 500--considered representative of the U.S. stock market as a whole--boasts an average annual total return of 11.07% for the 50 years ended December 31, 2002. During those five decades, America experienced boom and bust, war and peace--but long-term investors were rewarded for their discipline and patience.

   Markets have always been subject to sharp and sudden declines--and equally sharp and sudden gains. Investors who exit the market at the first sign of a decline risk missing out on significant one-day gains.

2 SET REASONABLE EXPECTATIONS

While stocks have outperformed other investments over the last half century, they are subject to much higher or much lower returns in a given year or over relatively short investment periods. The 1990s saw much higher-than-average annual returns, but returns for 2000 were much lower than the historical averages. Like many other things, investment returns are subject to significant volatility over the short term--but they average out over time.

   Take a look at how returns for the S&P 500 compare over the short term and the long term. When markets become difficult, as they have been for the last three years, it's natural to long for the "good old days" of the 1990s when markets experienced robust growth year after year. Long-term investors, of course, realize that the 1990s were as much an aberration as are the double-digit declines


THE LONG AND SHORT OF INVESTING

================================================================================

ANNUAL RETURNS CAN VARY WIDELY, BUT THEY AVERAGE OUT OVER TIME

S&P 500 Index(1)

================================================================================

                                  AVERAGE         HIGHEST           LOWEST
TIME PERIOD                       RETURN          RETURN            RETURN
1971-1980                           8.48%           --               --
1975                                --             37.23%            --
1974                                --              --             -26.47%
1981-1990                          13.92            --               --
1985                                --            31.73              --
1981                                --              --              -4.92
1991-2000                          17.44            --               --
1995                                --            37.53              --
2000                                --              --              -9.10
30-year average (1971-2000):       13.22            --               --

Source: Lipper, Inc.


   Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================
we've seen more recently. Long-term investors look past short-term declines and keep reasonable long-term expectations.

   Remember, on average, a 20% market decline occurs every five years, and ten 20% corrections occurred in the 54-year period from 1946 to 1999. The market declines of 2000 and 2002 are nothing new to long-term investors.

3 PRACTICE DOLLAR-COST AVERAGING

Saving and investing for long-term goals, such as retirement, is a lifelong process--something we need to do year after year, regardless of temporary market conditions.

   Dollar-cost averaging can take the guesswork out of investing and can help you achieve your long-term investment goals. When you practice dollar-cost averaging, you invest a fixed amount of money at regular intervals regardless of market conditions. You can decide how much and how often to invest.

   There are several advantages to dollar-cost averaging:

   o Regular investing helps you make the most of market swings. By investing a fixed amount on a regular basis, you automatically buy more shares when prices are low and fewer shares when prices are high.

   o Your average cost per share is less than your average price per share. (The chart below illustrates how dollar-cost averaging works.) The only time this would not occur is if share prices remain constant.

   o This strategy is especially appropriate for long-term investments, such as retirement plans. This is because the longer you maintain a regular investment program, the more likely it is that you will buy shares at a wide variety of prices.

   o You will be less tempted to make decisions based on short-term events or market conditions. Dollar-cost averaging helps take the emotion out of the investment process.


4 TALK WITH YOUR FINANCIAL ADVISOR

Any time of uncertainty is a good time to speak with your financial advisor.

   Your financial advisor can help you maintain a long-term investment perspective. He or she is familiar with your unique financial situation and financial goals. He or she can work with you to ensure that your investments are still appropriate to achieve your long-term financial goals--or can recommend changes to your investments based on changing market conditions or your changing needs.

   Your financial advisor can help you remain committed to your long-term financial goals and can explain how a disciplined approach to investing can be beneficial over the long term. Also, your financial advisor can ensure that your investments are diversified across various asset classes and investment styles to manage risk.

    The unmanaged Standard and Poor's Composite Index of 500 stocks (S&P 500) is an index of common stocks frequently used as a general measure of U.S.
   stock-market performance. Results assume the reinvestment of dividends. An investment cannot be made directly in an index.


    No investment technique can assure a profit or protect against losses in declining markets. Because dollar-cost averaging involves investing continuously regardless of fluctuating securities prices, you should consider your ability to continue making purchases during periods of low price levels.


Source: Ibbotson Associates

USING DOLLAR-COST AVERAGING

DOLLAR-COST AVERAGING CAN BENEFIT LONG-TERM INVESTORS

================================================================================

                                  AMOUNT           SHARE         SHARES
MONTH                            INVESTED          PRICE        PURCHASED
January                           $200.00          $24.00         8.333
February                           200.00           20.00        10.000
March                              200.00           14.00        14.286
April                              200.00           18.00        11.111
May                                200.00           22.00         9.091
June                               200.00           24.00         8.333
Total invested:                 $1,200.00
Average price per share:                            20.33
Total shares purchased:                                          61.154
Average cost per share:                             19.62

This is a hypothetical example demonstrating how dollar-cost averaging works. It does not reflect the performance of any particular investment.

================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2003
(Unaudited)

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
U.S. DOLLAR DENOMINATED BONDS & NOTES-74.70%

ADVERTISING-0.71%

Interpublic Group of Cos., Inc. (The), Unsec.
  Sub. Conv. Disc. Notes, 1.87%, 06/01/06(a)   $4,900,000   $  3,797,500
========================================================================

AEROSPACE & DEFENSE-0.73%

Lockheed Martin Corp., Unsec. Gtd. Unsub.
  Notes, 7.25%, 05/15/06                        1,800,000      2,025,486
------------------------------------------------------------------------
Raytheon Co., Notes, 6.75%, 08/15/07            1,700,000      1,860,327
========================================================================
                                                               3,885,813
========================================================================

AGRICULTURAL PRODUCTS-0.36%

Archer-Daniels-Midland Co., Unsec. Unsub.
  Deb., 6.95%, 12/15/97                         1,750,000      1,904,227
========================================================================

APPAREL RETAIL-0.38%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                              1,377,000      1,438,965
------------------------------------------------------------------------
Gap, Inc. (The), Unsec. Unsub. Notes, 9.90%,
  12/15/05                                        565,000        610,200
========================================================================
                                                               2,049,165
========================================================================

AUTO PARTS & EQUIPMENT-0.00%

Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%,
  03/15/07(b)(c)                                1,325,000              0
========================================================================

AUTOMOBILE MANUFACTURERS-1.08%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04       1,500,000      1,512,690
------------------------------------------------------------------------
General Motors Corp., Unsec. Deb., 8.80%,
  03/01/21                                      4,000,000      4,273,000
========================================================================
                                                               5,785,690
========================================================================

BANKS-9.95%

African Development Bank (Luxembourg), Sr.
  Unsec. Unsub. Global Notes, 3.25%, 07/29/05   1,700,000      1,742,075
------------------------------------------------------------------------
Bank One Corp., Sr. Unsec. Unsub. Global
  Notes, 7.63%, 08/01/05                        1,950,000      2,184,253
------------------------------------------------------------------------
Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                               2,500,000      2,892,825
------------------------------------------------------------------------
Barclays O/S Investment Co. (Netherlands),
  Unsec. Gtd. Unsub. Floating Rate Euro
  Notes, 1.63%, 05/14/03                        4,000,000      3,400,428
------------------------------------------------------------------------
BB&T Corp., RAPS, Sub. Notes, 6.38%, 06/30/05   1,930,000      2,090,132
------------------------------------------------------------------------
Chase Manhattan Corp., Sub. Deb., 7.88%,
  07/15/06                                        250,000        282,687
------------------------------------------------------------------------
Citicorp,
  Jr. Unsec. Sub. Notes, 6.38%, 01/15/06        1,500,000      1,618,080
------------------------------------------------------------------------
  Sub. Global Notes, 6.75%, 08/15/05            2,900,000      3,190,435
------------------------------------------------------------------------
Danske Bank A/S (Denmark), Sub. Yankee Notes,
  6.38%, 06/15/08 (Acquired 08/30/02; Cost
  $912,441)(d)(e)                                 850,000        910,027
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
BANKS-(CONTINUED)

Dresdner Funding Trust I, Bonds, 8.15%,
  06/30/31 (Acquired 05/09/02; Cost
  $3,182,910)(d)(e)                            $3,000,000   $  3,040,110
------------------------------------------------------------------------
European Investment Bank (Luxembourg), Global
  Notes, 4.63%, 03/01/07                        1,000,000      1,064,520
------------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06                              1,760,000      2,109,659
------------------------------------------------------------------------
KeyBank N.A., Sr. Notes, 4.10%, 06/30/05        1,600,000      1,655,280
------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom), Unsec. Sub.
  Floating Rate Euro Notes, 1.69%,
  06/29/49(f)                                   1,350,000      1,086,022
------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                         2,500,000      3,164,625
------------------------------------------------------------------------
Santander Financial Issuances (Spain), Unsec.
  Gtd. Sub. Yankee Notes, 7.00%, 04/01/06         900,000        978,210
------------------------------------------------------------------------
St. Paul Bancorp. Inc., Sr. Unsec. Unsub.
  Notes, 7.13%, 02/15/04                        1,500,000      1,571,175
------------------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%, 10/29/49                        1,750,000      2,082,500
------------------------------------------------------------------------
U.S. Bank N.A., Sub. Global Notes, 6.30%,
  02/04/14                                      3,000,000      3,346,980
------------------------------------------------------------------------
Union Planters Bank N.A., Unsec. Putable Sub.
  Notes, 6.50%, 03/15/08                        2,650,000      2,951,437
------------------------------------------------------------------------
Wachovia Corp.,
  Unsec. Putable Sub. Deb.,
  6.55%, 10/15/05                                 660,000        725,485
------------------------------------------------------------------------
  7.50%, 04/15/05                               5,000,000      6,075,600
------------------------------------------------------------------------
  Unsec. Sub. Notes, 6.80%, 06/01/05            1,850,000      2,035,055
------------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes, 8.25%, 04/01/10                        2,500,000      2,955,750
========================================================================
                                                              53,153,350
========================================================================

BREWERS-0.36%

Anheuser-Busch Cos., Inc., Sr. Unsec. Deb.,
  6.50%, 02/01/43                               1,705,000      1,908,628
========================================================================

BROADCASTING & CABLE TV-9.38%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(b)                    2,350,000      1,051,625
------------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Yankee Notes, 7.30%,
  10/15/06                                      3,000,000      3,086,670
------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp., Sr.
  Unsec. Sub. Notes, 10.75%, 10/01/09             995,000        487,550
------------------------------------------------------------------------
Comcast Cable Communications, Inc., Unsec.
  Unsub. Notes, 8.88%, 05/01/17                 1,135,000      1,348,732
------------------------------------------------------------------------
Comcast Corp., Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 01/15/15                        2,100,000      2,103,213
------------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (United
  Kingdom), Sr. Unsec. Yankee Disc. Deb.,
  11.20%, 11/15/07(a)                             500,000        362,500
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

CSC Holdings Inc.,
  Sr. Unsec. Deb., 7.88%, 02/15/18             $1,000,000   $    910,000
------------------------------------------------------------------------
  Sr. Unsec. Notes,
  7.25%, 07/15/08                               5,760,000      5,457,600
------------------------------------------------------------------------
  7.88%, 12/15/07                               6,680,000      6,513,000
------------------------------------------------------------------------
Jones Intercable, Inc., Sr. Unsec. Notes,
  8.88%, 04/01/07                               1,000,000      1,063,910
------------------------------------------------------------------------
Knology, Inc., Sr. Unsec. Notes, 12.00%,
  11/30/09 (Acquired 01/06/98; Cost
  $1,928,480)(e)                                1,123,000        676,607
------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes, 8.25%, 02/15/08                        5,000,000      5,237,500
------------------------------------------------------------------------
TCI Communications, Inc.,
  Medium Term Notes, 8.35%, 02/15/05            1,500,000      1,623,872
------------------------------------------------------------------------
  Sr. Notes, 8.65%, 09/15/04                    2,060,000      2,206,775
------------------------------------------------------------------------
  Sr. Unsec. Deb.,
  7.88%, 02/15/26                               1,100,000      1,142,856
------------------------------------------------------------------------
  8.75%, 08/01/15                               4,750,000      5,571,418
------------------------------------------------------------------------
Time Warner Inc.,
  Unsec. Deb., 9.15%, 02/01/23                  5,800,000      6,725,100
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                 1,200,000      1,280,004
------------------------------------------------------------------------
Turner Broadcasting System, Inc.-Class A, Sr.
  Notes, 8.38%, 07/01/13                        2,825,000      3,275,192
========================================================================
                                                              50,124,124
========================================================================

CASINOS & GAMBLING-0.65%

Boyd Gaming Corp., Sr. Unsec. Sub. Global
  Notes, 8.75%, 04/15/12                        1,175,000      1,233,750
------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Notes, 8.00%, 04/01/12              1,500,000      1,552,500
------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Global Notes, 7.50%, 09/01/09                   665,000        681,625
========================================================================
                                                               3,467,875
========================================================================

COMPUTER HARDWARE-0.37%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 04/20/98; Cost
  $2,000,000)(b)(c)(d)(e)                       2,000,000        106,000
------------------------------------------------------------------------
International Business Machines Corp., Deb.,
  8.38%, 11/01/19                               1,500,000      1,895,040
========================================================================
                                                               2,001,040
========================================================================

CONSTRUCTION MATERIALS-0.26%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                       1,600,000      1,368,000
========================================================================

CONSUMER FINANCE-4.86%

CitiFinancial Credit Co.,
  Notes, 6.63%, 06/01/15                        4,068,000      4,567,794
------------------------------------------------------------------------
  Unsec. Notes, 6.75%, 07/01/07                 1,000,000      1,117,190
------------------------------------------------------------------------
Countrywide Home Loans, Inc.
  Series K, Medium Term
  Global Notes, 3.50%, 12/19/05                   900,000        907,569
------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 6.85%, 06/15/04       750,000        793,073
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

Ford Motor Credit Co.,
  Global Notes, 7.88%, 06/15/10                $2,000,000   $  1,991,100
------------------------------------------------------------------------
  Unsec. Floating Rate Notes, 1.60%,
    03/17/03(g)                                 1,500,000      1,497,631
------------------------------------------------------------------------
  Unsec. Global Notes,
  6.88%, 02/01/06                               1,800,000      1,816,416
------------------------------------------------------------------------
  7.38%, 10/28/09                               1,600,000      1,571,024
------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Global Bonds,
  6.15%, 04/05/07                               3,000,000      3,050,250
------------------------------------------------------------------------
  6.85%, 06/17/04                               1,760,000      1,840,872
------------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05            2,200,000      2,235,442
------------------------------------------------------------------------
  Unsec. Unsub. Notes, 7.63%, 06/15/04            975,000      1,028,781
------------------------------------------------------------------------
Household Finance Corp.,
  Sr. Unsec. Global Notes,
  6.50%, 01/24/06                               1,000,000      1,074,090
------------------------------------------------------------------------
  8.00%, 05/09/05                               2,235,000      2,449,985
========================================================================
                                                              25,941,217
========================================================================

DISTILLERS & VINTNERS-0.59%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12       1,000,000      1,012,500
------------------------------------------------------------------------
Diageo PLC, Sr. Unsec. Gtd. Putable Notes,
  7.45%, 04/15/05                               1,750,000      2,128,560
========================================================================
                                                               3,141,060
========================================================================

DIVERSIFIED CHEMICALS-0.12%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08                                680,000        622,200
========================================================================

DIVERSIFIED FINANCIAL SERVICES-10.60%

American General Finance Corp., Sr. Notes,
  6.75%, 11/15/04                               1,370,000      1,470,353
------------------------------------------------------------------------
ASIF Global Financing XIX, Sec. Notes, 4.90%,
  01/17/13 (Acquired 01/08/03; Cost
  $1,594,992)(d)(e)                             1,600,000      1,595,712
------------------------------------------------------------------------
ASIF Global Financing XX, Sec. Notes, 2.65%,
  01/17/06 (Acquired 01/08/03; Cost
  $998,420)(d)(e)                               1,000,000        998,820
------------------------------------------------------------------------
Associates Corp. of North America, Sr. Global
  Notes, 5.80%, 04/20/04                        1,100,000      1,152,844
------------------------------------------------------------------------
Auburn Hills Trust, Unsec. Gtd. Deb., 12.38%,
  05/01/20                                      3,250,000      4,937,888
------------------------------------------------------------------------
CIT Group Inc.,
  Sr. Floating Rate Medium Term Global Notes,
  2.60%, 11/25/03(h)                            1,000,000      1,000,630
------------------------------------------------------------------------
  Sr. Global Notes, 7.13%, 10/15/04               600,000        636,804
------------------------------------------------------------------------
Citigroup Capital II, Jr. Gtd. Sub. Bonds,
  7.75%, 12/01/36                               3,000,000      3,337,530
------------------------------------------------------------------------
Citigroup Inc., Unsec. Sub. Notes, 6.63%,
  06/15/32                                      3,400,000      3,748,126
------------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 04/10/01-05/01/02; Cost
  $4,177,488)(d)(e)                             3,835,000      4,576,421
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

General Electric Capital Corp.
  Series A, Medium Term Global Notes,
  5.00%, 06/15/07                              $1,000,000   $  1,057,260
------------------------------------------------------------------------
  6.80%, 11/01/05                                 500,000        555,060
------------------------------------------------------------------------
Heller Financial, Inc.,
  Sr. Unsec. Global Notes, 6.38%, 03/15/06      2,985,000      3,267,500
------------------------------------------------------------------------
  Unsec. Global Notes, 7.38%, 11/01/09          1,500,000      1,743,840
------------------------------------------------------------------------
John Hancock Funds, Notes, 6.50%, 03/01/11
  (Acquired 07/24/02; Cost $1,687,104)(d)(e)    1,600,000      1,707,648
------------------------------------------------------------------------
John Hancock Global Funding II, Notes, 5.00%,
  07/27/07 (Acquired 06/12/02; Cost
  $1,699,065)(d)(e)                             1,700,000      1,764,668
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.
  Series E, Medium Term Disc. Notes, 9.94%,
  02/10/28(i)                                   8,700,000      1,238,097
------------------------------------------------------------------------
  Sr. Notes, 8.75%, 03/15/05                      700,000        786,310
------------------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub. Deb., 11.63%,
  05/15/05                                        500,000        590,835
------------------------------------------------------------------------
Morgan Stanley, Unsec. Notes, 6.30%, 01/15/06   1,538,000      1,661,686
------------------------------------------------------------------------
NiSource Finance Corp., Sr. Unsec. Gtd.
  Notes, 5.75%, 04/15/03                        9,800,000      9,849,490
------------------------------------------------------------------------
Regional Diversified Funding, Sr. Notes,
  9.25%, 03/15/30 (Acquired 01/10/03; Cost
  $1,801,163)(d)(e)                             1,605,257      1,855,805
------------------------------------------------------------------------
Salomon Smith Barney Holdings Inc., Unsec.
  Notes, 7.13%, 10/01/06                        2,325,000      2,602,396
------------------------------------------------------------------------
Swiss Bank Corp.-NY, Sub. Notes, 7.38%,
  06/15/17                                      1,300,000      1,552,798
------------------------------------------------------------------------
USL Capital Corp., Sr. Global Notes, 5.95%,
  10/15/03                                      1,300,000      1,331,668
------------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                          900,000      1,015,587
------------------------------------------------------------------------
Wells Fargo Financial, Inc., Global Notes,
  6.13%, 02/15/06                                 525,000        568,717
========================================================================
                                                              56,604,493
========================================================================

DIVERSIFIED METALS & MINING-0.70%

Rio Algom Ltd. (Canada), Unsec. Yankee Deb.,
  7.05%, 11/01/05                               3,500,000      3,751,440
========================================================================

ELECTRIC UTILITIES-7.80%

AES Corp. (The), Sec. Notes, 10.00%, 07/15/05
  (Acquired 12/13/02; Cost $1,789,016)(e)       1,898,000      1,888,510
------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                      1,680,000        798,000
------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08         1,700,000      1,855,635
------------------------------------------------------------------------
Duke Energy Corp., Bonds, 6.45%, 10/15/32       1,100,000      1,074,271
------------------------------------------------------------------------
El Paso Electric Co.-Series E, Sr. Sec. First
  Mortgage Bonds, 9.40%, 05/01/11               3,000,000      3,131,010
------------------------------------------------------------------------
Hydro-Quebec (Canada),
  Gtd. Euro Notes, 1.94%, 09/29/49              2,500,000      2,216,903
------------------------------------------------------------------------
  Gtd. Yankee Bonds, 9.40%, 02/01/21(j)         2,000,000      2,842,720
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
ELECTRIC UTILITIES-(CONTINUED)

Kincaid Generation LLC, Sr. Sec. Bonds,
  7.33%, 06/15/20 (Acquired 04/30/98; Cost
  $1,887,026)(d)(e)                            $1,856,765   $  1,756,091
------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08                       1,130,000        310,750
------------------------------------------------------------------------
Niagara Mohawk Power Corp.,
  First Mortgage Notes, 7.75%, 05/15/06(j)      4,300,000      4,883,209
------------------------------------------------------------------------
  Series H, Sr. Unsec. Notes, 8.50%, 07/01/10   6,700,000      6,739,262
------------------------------------------------------------------------
Public Service Company of New Mexico-Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05          1,200,000      1,232,628
------------------------------------------------------------------------
RGS (I&M) Funding Corp.-Series F, Sec. Lease
  Obligation Bonds, 9.82%, 12/07/22             4,962,416      5,128,260
------------------------------------------------------------------------
South Carolina Electric & Gas Co., First
  Mortgage Bonds, 9.00%, 07/15/06               1,550,000      1,700,769
------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Unsec. Notes,
  6.25%, 01/15/09                               4,800,000      4,598,880
------------------------------------------------------------------------
Wisconsin Public Service Corp., Sr. Sec.
  Notes, 4.88%, 12/01/12                        1,500,000      1,519,215
========================================================================
                                                              41,676,113
========================================================================

ENVIRONMENTAL SERVICES-0.45%

Browning-Ferris Industries, Inc., Deb.,
  9.25%, 05/01/21                               2,570,000      2,377,250
========================================================================

FOOD DISTRIBUTORS-0.19%

Roundy's, Inc.-Series B, Sr. Sub. Notes,
  8.88%, 06/15/12 (Acquired 12/12/02; Cost
  $1,039,775)(e)                                1,045,000      1,024,131
========================================================================

FOREST PRODUCTS-0.12%

Louisiana-Pacific Corp., Sr. Unsec. Notes,
  8.50%, 08/15/05                                 635,000        660,400
========================================================================

GAS UTILITIES-0.71%

Kinder Morgan, Inc., Sr. Notes, 6.80%,
  03/01/08                                      2,725,000      2,951,175
------------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                               1,000,000        845,000
========================================================================
                                                               3,796,175
========================================================================

GENERAL MERCHANDISE STORES-0.21%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                      1,000,000      1,128,710
========================================================================

HEALTH CARE FACILITIES-0.36%

Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Global Notes, 10.38%, 02/15/09           1,820,000      1,929,200
========================================================================

HOMEBUILDING-0.55%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                  1,750,000      1,916,250
------------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 9.13%, 05/01/12                 1,150,000      1,040,750
========================================================================
                                                               2,957,000
========================================================================

INDUSTRIAL MACHINERY-0.23%

Pall Corp., Notes, 6.00%, 08/01/12 (Acquired
  08/01/02; Cost $1,174,401)(d)(e)              1,175,000      1,235,583
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

INTEGRATED OIL & GAS-2.90%

Conoco Inc., Sr. Unsec. Global Notes, 5.90%,
  04/15/04                                     $1,025,000   $  1,074,672
------------------------------------------------------------------------
Husky Oil Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 7.13%, 11/15/06      3,000,000      3,303,000
------------------------------------------------------------------------
  Yankee Bonds, 8.90%, 08/15/28                 2,645,000      2,906,614
------------------------------------------------------------------------
Occidental Petroleum Corp.,
  Sr. Putable Deb., 9.25%, 08/01/04             4,375,000      5,714,056
------------------------------------------------------------------------
  Sr. Unsec. Notes,
  6.50%, 04/01/05                                 400,000        430,424
------------------------------------------------------------------------
  7.38%, 11/15/08                               1,800,000      2,074,140
========================================================================
                                                              15,502,906
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.07%

GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                    700,000        760,214
------------------------------------------------------------------------
Sprint Capital Corp.,
  Gtd. Global Notes, 5.88%, 05/01/04            1,065,000      1,045,031
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes,
  5.70%, 11/15/03                               2,500,000      2,490,625
------------------------------------------------------------------------
  6.00%, 01/15/07                               1,300,000      1,184,625
------------------------------------------------------------------------
  Sr. Unsec. Unsub. Gtd. Global Notes,
  6.13%, 11/15/08                               2,500,000      2,178,125
------------------------------------------------------------------------
Sprint Corp., Deb., 9.00%, 10/15/19             2,500,000      2,334,375
------------------------------------------------------------------------
Verizon Pennsylvania Inc.-Series A, Global
  Notes, 5.65%, 11/15/11                        1,000,000      1,045,010
========================================================================
                                                              11,038,005
========================================================================

LEISURE FACILITIES-0.08%

Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                        430,000        424,625
========================================================================

LIFE & HEALTH INSURANCE-0.78%

Americo Life, Inc., Sr. Sub. Notes, 9.25%,
  06/01/05                                      1,000,000        955,000
------------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                        835,000        956,543
------------------------------------------------------------------------
Sun Canada Financial Co., Gtd. Sub. Bonds,
  6.63%, 12/15/07 (Acquired 10/14/99; Cost
  $654,311)(d)(e)                                 700,000        756,539
------------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23         1,325,000      1,480,476
========================================================================
                                                               4,148,558
========================================================================

MOVIES & ENTERTAINMENT-0.19%

AOL Time Warner Inc., Sr. Gtd. Unsub. Global
  Notes, 6.13%, 04/15/06                          585,000        607,388
------------------------------------------------------------------------
Walt Disney Co. (The), Medium Term Notes,
  5.25%, 11/10/03                                 400,000        409,600
========================================================================
                                                               1,016,988
========================================================================

OIL & GAS DRILLING-0.90%

Transocean Inc., Unsec. Notes, 6.95%,
  04/15/08                                      4,300,000      4,811,399
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-0.79%

National-Oilwell, Inc.-Series B, Sr. Unsec.
  Notes, 6.50%, 03/15/11                       $4,000,000   $  4,221,560
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-5.73%

Amerada Hess Corp.,
  Unsec. Notes,
  5.30%, 08/15/04                               1,050,000      1,095,381
------------------------------------------------------------------------
  7.30%, 08/15/31                               1,000,000      1,055,920
------------------------------------------------------------------------
Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/26                         1,200,000      1,438,932
------------------------------------------------------------------------
Burlington Resources Finance Co. (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 7.40%,
  12/01/31                                      1,400,000      1,640,002
------------------------------------------------------------------------
Canadian Oil Sands Ltd. (Canada), Sr. Yankee
  Notes, 7.90%, 09/01/21 (Acquired 08/17/01-
  07/31/02; Cost $3,220,956)(d)(e)              3,200,000      3,579,936
------------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08                        1,250,000      1,315,625
------------------------------------------------------------------------
Devon Energy Corp., Sr. Unsec. Deb., 7.95%,
  04/15/32                                        795,000        951,392
------------------------------------------------------------------------
Devon Financing Corp. ULC, Unsec. Gtd. Unsub.
  Global Deb., 7.88%, 09/30/31                  2,155,000      2,558,524
------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                        3,500,000      3,921,855
------------------------------------------------------------------------
Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                        5,500,000      5,912,500
------------------------------------------------------------------------
Noble Energy, Inc.,
  Sr. Unsec. Deb., 7.25%, 08/01/97              3,000,000      2,747,280
------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 04/01/27             2,800,000      3,169,796
------------------------------------------------------------------------
Union Pacific Resources Group Inc., Unsec.
  Notes, 6.75%, 05/15/08                        1,050,000      1,195,572
========================================================================
                                                              30,582,715
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.50%

Petroleos Mexicanos (Mexico),
  Sr. Unsec. Gtd. Yankee Bonds, 9.38%,
  12/02/08                                      2,500,000      2,859,375
------------------------------------------------------------------------
  Series P, Sr. Unsec. Putable Unsub. Yankee
  Bonds, 9.50%, 03/15/06                        3,100,000      3,589,490
------------------------------------------------------------------------
Premco Refining Group Inc. (The), Sr. Notes,
  9.25%, 02/01/10 (Acquired 01/28/03; Cost
  $1,560,000)(d)(e)                             1,560,000      1,571,700
========================================================================
                                                               8,020,565
========================================================================

PACKAGED FOODS & MEATS-0.12%

Dole Food Co., Inc., Sr. Unsec. Global Notes,
  7.25%, 05/01/09                                 640,000        622,400
========================================================================

PHARMACEUTICALS-0.48%

Johnson & Johnson, Unsec. Deb., 8.72%,
  11/01/24                                      2,200,000      2,580,556
========================================================================

PROPERTY & CASUALTY INSURANCE-0.35%

Allstate Financial Global Funding, Notes,
  6.50%, 06/14/11 (Acquired 06/07/01; Cost
  $2,246,558)(d)(e)                             1,680,000      1,858,920
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

PUBLISHING-1.48%

News America Holdings, Sr. Unsec. Gtd. Deb.,
  8.00%, 10/17/16                              $5,000,000   $  5,703,200
------------------------------------------------------------------------
News America Inc., Putable Deb., 6.75%,
  01/09/10                                      1,100,000      1,136,113
------------------------------------------------------------------------
Tribune Co., Putable Notes, 6.61%, 09/15/04     1,000,000      1,069,600
========================================================================
                                                               7,908,913
========================================================================

RAILROADS-1.74%

CSX Corp., Sr. Unsec. Putable Deb., 7.25%,
  05/01/05                                      7,250,000      7,993,270
------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10             1,300,000      1,326,000
========================================================================
                                                               9,319,270
========================================================================

REAL ESTATE-2.45%

EOP Operating L.P.,
  Sr. Unsec. Notes,
  6.50%, 06/15/04                               1,805,000      1,880,442
------------------------------------------------------------------------
  7.25%, 02/15/18                                 600,000        653,664
------------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.75%, 02/15/12              600,000        642,150
------------------------------------------------------------------------
  Unsec. Notes, 6.50%, 01/15/04                   800,000        827,216
------------------------------------------------------------------------
Health Care REIT, Inc., Sr. Unsec. Notes,
  7.50%, 08/15/07                               3,500,000      3,649,800
------------------------------------------------------------------------
Host Marriott L.P.
  Series E, Sr. Sec. Gtd. Notes, 8.38%,
  02/15/06                                        920,000        906,200
------------------------------------------------------------------------
  Series I, Unsec. Gtd. Global Notes, 9.50%,
  01/15/07                                      1,500,000      1,522,500
------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                 755,000        796,525
------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb.,
  7.35%, 12/01/17                               2,000,000      2,196,280
========================================================================
                                                              13,074,777
========================================================================

SOVEREIGN DEBT-0.70%

Export Development Canada (Canada), Yankee
  Bonds, 4.00%, 08/01/07                        1,100,000      1,138,863
------------------------------------------------------------------------
Region of Lombardy (Italy), Unsec. Global
  Bonds, 5.80%, 10/25/32                        1,000,000      1,034,120
------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes, 6.38%, 01/16/13     1,600,000      1,564,000
========================================================================
                                                               3,736,983
========================================================================

SPECIALTY STORES-0.43%

CSK Auto, Inc., Sr. Unsec. Gtd. Global Notes,
  12.00%, 06/15/06                                990,000      1,054,350
------------------------------------------------------------------------
United Rentals North America Inc., Sr. Unsec.
  Gtd. Notes, 10.75%, 04/15/08                  1,240,000      1,233,800
========================================================================
                                                               2,288,150
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.29%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Global Notes, 8.75%, 03/01/31          1,500,000      1,550,625
========================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $392,559,311)                              398,998,299
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-9.28%

CANADA-0.82%

Bell Mobility Cellular Inc. (Wireless
  Telecommunication Services), Unsec. Deb.,
  6.55%, 06/02/08                     CAD       2,250,000   $  1,555,817
------------------------------------------------------------------------
Rogers Cablesystems Ltd. (Broadcasting &
  Cable TV), Sr. Sec. Second Priority Deb.,
  9.65%, 01/15/14                     CAD       3,300,000      2,152,929
------------------------------------------------------------------------
Westcoast Energy Inc. (Gas Utilities)-Series
  V, Unsec. Deb., 6.45%, 12/18/06         CAD   1,000,000        689,483
========================================================================
                                                               4,398,229
========================================================================

GERMANY-5.18%

Bundesrepublik Deutschland (Sovereign Debt)-
  Series 2002, Euro Bonds, 5.00%, 07/04/12EUR   9,700,000     11,208,420
------------------------------------------------------------------------
Eurohypo AG (Banks)-Series 2212, Sec. Euro
  Bonds, 4.50%, 01/21/13               EUR      8,000,000      8,731,591
------------------------------------------------------------------------
Kreditanstalt fuer Wiederaufbau (Banks),
  Sr. Unsec. Gtd. Unsub. Global Notes, 3.50%,
  11/15/05                     EUR              3,600,000      3,941,618
------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes.,
  5.25%, 07/04/12                     EUR       3,250,000      3,796,323
========================================================================
                                                              27,677,952
========================================================================

LUXEMBOURG-0.79%

International Bank for Reconstruction &
  Development (Banks), Sr. Unsec. Global
  Notes, 5.61%, 08/20/07(i)               NZD  10,000,000      4,196,728
========================================================================

NETHERLANDS-0.42%

Olivetti International Finance N.V.
  (Integrated Telecommunication
  Services)-Series E, Gtd. Medium Term Euro
  Notes, 6.58%, 07/30/09 EUR                    2,050,000      2,231,450
========================================================================

UNITED KINGDOM-2.07%

British Sky Broadcasting Group PLC
  (Broadcasting & Cable TV), Sr. Unsec. Gtd.
  Unsub. Euro Bonds, 7.75%, 07/09/09     GBP    1,750,000      2,976,385
------------------------------------------------------------------------
Sutton Bridge Financing Ltd. (Electric
  Utilities), Gtd. Euro Bonds, 8.63%,
  06/30/22        GBP                           1,885,780      3,423,243
------------------------------------------------------------------------
United Kingdom (Treasury of) (Sovereign
  Debt), Bonds, 7.25%, 12/07/07           GBP   2,475,000      4,646,908
========================================================================
                                                              11,046,536
========================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $45,451,019)                                49,550,895
========================================================================

                                                 SHARES
DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-1.03%

BROADCASTING & CABLE TV-0.01%

Knology Inc.
  Wts., expiring 10/22/07 (Acquired 03/12/98;
  Cost $0)(c)(d)(l)                                 4,100              0
------------------------------------------------------------------------
  Series D, Conv. Pfd. (Acquired 11/07/02;
  Cost $0)(d)(e)(l)                                63,537         47,653
========================================================================
                                                                  47,653
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

DIVERSIFIED COMMERCIAL SERVICES-0.22%

Cendant Corp.(m)                                  105,409   $  1,167,931
========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.
  Series B, Pfd. Wts., expiring 11/15/09
  (Acquired 06/13/00; Cost $0)(d)(e)(l)             2,885             29
------------------------------------------------------------------------
  Wts., expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(d)(e)(l)                                 2,885             29
========================================================================
                                                                      58
========================================================================

RAILROADS-0.00%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(d)(e)(l)             1,300          1,625
========================================================================

REAL ESTATE-0.62%

First Republic Capital Corp.-Series A, Pfd.
  (Acquired 05/26/99; Cost $3,500,000)(d)(e)        3,150      3,307,500
========================================================================

SYSTEMS SOFTWARE-0.18%

Microsoft Corp.                                    20,291        963,011
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(d)(e)(l)                       1,775             18
========================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $8,020,114)                       5,487,796
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-6.34%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.14%

Pass Through Ctfs.,
  7.00%, 06/01/15 to 06/01/32                  $  321,666   $    340,945
------------------------------------------------------------------------
  6.00%, 04/01/17 to 06/01/17                     949,125        992,016
------------------------------------------------------------------------
  6.50%, 04/01/17 to 08/01/32                   3,330,564      3,475,938
------------------------------------------------------------------------
  7.50%, 06/01/30                                  77,674         82,868
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.00%, 02/01/33(n)                            1,150,000      1,190,398
========================================================================
                                                               6,082,165
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-4.48%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32                   2,680,121      2,854,103
------------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32                   2,525,475      2,665,100
------------------------------------------------------------------------
  6.50%, 09/01/16 to 11/01/31                   2,573,596      2,697,056
------------------------------------------------------------------------
  6.00%, 07/01/17                                 417,019        436,460
------------------------------------------------------------------------
  8.00%, 10/01/30 to 04/01/32                   2,521,570      2,723,258
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.00%, 02/01/33(n)                            1,693,000      1,752,644
------------------------------------------------------------------------
Unsec. Notes,
  6.20%, 06/13/17                               2,500,000      2,660,625
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-(CONTINUED)

Unsec. Sub. Notes,
  4.75%, 01/02/07                              $1,500,000   $  1,580,670
------------------------------------------------------------------------
  6.25%, 02/01/11                               3,625,000      4,011,135
------------------------------------------------------------------------
  5.25%, 08/01/12                               2,500,000      2,580,825
========================================================================
                                                              23,961,876
========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.72%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 01/15/32                   1,053,151      1,134,675
------------------------------------------------------------------------
  8.50%, 11/15/24                                 435,664        479,121
------------------------------------------------------------------------
  6.50%, 03/15/31 to 07/15/32                   1,202,396      1,263,561
------------------------------------------------------------------------
  7.00%, 04/15/31 to 08/15/31                     369,415        392,415
------------------------------------------------------------------------
  6.00%, 12/15/31 to 11/15/32                     552,811        576,048
========================================================================
                                                               3,845,820
========================================================================
    Total U.S. Government Agency Securities
      (Cost $32,866,994)                                      33,889,861
========================================================================

U.S. TREASURY SECURITIES-3.12%

U.S. TREASURY NOTES-1.70%

3.25%, 12/31/03 to 08/15/07                     2,145,000      2,182,826
------------------------------------------------------------------------
2.88%, 06/30/04                                 4,150,000      4,232,336
------------------------------------------------------------------------
4.63%, 05/15/06                                 1,425,000      1,526,303
------------------------------------------------------------------------
3.50%, 11/15/06                                   300,000        309,798
------------------------------------------------------------------------
6.13%, 08/15/07                                   750,000        853,710
========================================================================
                                                               9,104,973
========================================================================

U.S. TREASURY BONDS-1.42%

7.25%, 05/15/16                                 2,900,000      3,679,375
------------------------------------------------------------------------
7.50%, 11/15/16                                 1,750,000      2,268,157
------------------------------------------------------------------------
6.25%, 08/15/23                                 1,400,000      1,629,908
========================================================================
                                                               7,577,440
========================================================================
    Total U.S. Treasury Securities (Cost
      $16,658,680)                                            16,682,413
========================================================================

ASSET-BACKED SECURITIES-4.65%

AIRLINES-2.28%

Air 2 US-Series C, Equipment Trust Ctfs.,
  10.13%, 10/01/20 (Acquired 10/28/99; Cost
  $3,000,000)(d)(e)                             2,924,118        453,238
------------------------------------------------------------------------
Continental Airlines, Inc.
  Series 2000-1, Class A-1, Sr. Pass Through
  Ctfs., 8.05%, 11/01/20                        1,613,306      1,423,742
------------------------------------------------------------------------
  Series 2000-2, Class A-1, Sr. Sec. Pass
  Through Ctfs., 7.71%, 04/02/21                1,257,120      1,128,266
------------------------------------------------------------------------
  Series 974A, Pass Through Ctfs., 6.90%,
  01/02/18                                      2,886,122      2,571,188
------------------------------------------------------------------------
Delta Air Lines, Inc.-Series 93A2, Equipment
  Trust Ctfs., 10.50%, 04/30/16                 5,000,000      3,268,750
------------------------------------------------------------------------
United Air Lines, Inc.-Series 2000-1, Class
  A-2, Pass Through Ctfs., 7.73%, 07/01/10      4,100,000      3,331,250
========================================================================
                                                              12,176,434
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES-2.06%

Citicorp Lease
  Series 1999-1, Class A1, Pass Through
  Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-06/19/02; Cost $2,768,495)(d)(e)    $2,470,661   $  2,703,792
------------------------------------------------------------------------
  Series 1999-1, Class A2, Pass Through
  Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-01/25/01; Cost $3,603,676)(d)(e)     3,600,000      4,161,096
------------------------------------------------------------------------
National Rural Utilities Cooperative Finance
  Corp., Sr. Sec. Global Notes, 6.00%,
  05/15/06                                      1,800,000      1,950,084
------------------------------------------------------------------------
Premium Asset Trust-Series 2001-6, Sec.
  Notes, 5.25%, 07/19/04 (Acquired 07/11/01;
  Cost $2,097,228)(d)(e)                        2,100,000      2,185,115
========================================================================
                                                              11,000,087
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

ELECTRIC UTILITIES-0.31%

Beaver Valley II Funding Corp., Sec. Lease
  Obligation Bonds, 9.00%, 06/01/17            $1,500,000   $  1,650,585
========================================================================
    Total Asset-Backed Securities (Cost
      $29,053,246)                                            24,827,106
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

MONEY MARKET FUNDS-0.90%

STIC Liquid Assets Portfolio(o)                 2,405,660   $  2,405,660
------------------------------------------------------------------------
STIC Prime Portfolio(o)                         2,405,660      2,405,660
========================================================================
    Total Money Market Funds (Cost
      $4,811,320)                                              4,811,320
========================================================================
TOTAL INVESTMENTS-100.02% (Cost $529,420,684)                534,247,690
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.02%)                           (111,949)
========================================================================
NET ASSETS-100.00%                                          $534,135,741
________________________________________________________________________
========================================================================

Investment Abbreviations:

CAD     - Canadian Dollars
Conv.   - Convertible
Ctfs    - Certificates
Deb.    - Debentures
Disc.   - Discounted
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
Jr.     - Junior
NZD     - New Zealand Dollar
Pfd.    - Preferred
RAPS    - Redeemable and Putable Securities
REIT    - Real Estate Investment Trust
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Security considered to be illiquid. The aggregate market value of securities considered illiquid at 01/31/03 was $40,174,075 which represented 7.52% of the Fund's net assets.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 01/31/03 was $41,874,813, which represented 7.84% of the Fund's net assets.
(f) Interest rates are redetermined semi-annually. Rates shown are rates in effect on 01/31/03.
(g) Interest rates are redetermined quarterly. Rates shown are rates in effect on 01/31/03.
(h) Interest rates are redetermined monthly. Rates shown are rates in effect on 01/31/03.
(i) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(j) Principal and interest are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Co.
(k) Foreign denominated security. Par value is denominated in currency indicated.
(l) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(m) Non-income producing security.
(n) Security purchased on a forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section C.
(o) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $529,420,684)                                $534,247,690
-----------------------------------------------------------
Foreign currencies, at value (cost $156,081)        157,638
-----------------------------------------------------------
Receivables for:
  Investments sold                                2,372,601
-----------------------------------------------------------
  Fund shares sold                                1,380,166
-----------------------------------------------------------
  Dividends and interest                          9,207,407
-----------------------------------------------------------
Investment for deferred compensation plan            54,895
-----------------------------------------------------------
Other assets                                         40,434
===========================================================
     Total assets                               547,460,831
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           9,939,803
-----------------------------------------------------------
  Fund shares reacquired                          2,194,400
-----------------------------------------------------------
  Dividends                                         574,900
-----------------------------------------------------------
  Deferred compensation plan                         54,895
-----------------------------------------------------------
Accrued distribution fees                           285,315
-----------------------------------------------------------
Accrued trustees' fees                                1,055
-----------------------------------------------------------
Accrued transfer agent fees                         168,681
-----------------------------------------------------------
Accrued operating expenses                          106,041
===========================================================
     Total liabilities                           13,325,090
===========================================================
Net assets applicable to shares outstanding    $534,135,741
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $283,759,064
___________________________________________________________
===========================================================
Class B                                        $212,723,398
___________________________________________________________
===========================================================
Class C                                        $ 36,565,670
___________________________________________________________
===========================================================
Class R                                        $  1,087,609
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          44,044,808
___________________________________________________________
===========================================================
Class B                                          32,972,431
___________________________________________________________
===========================================================
Class C                                           5,681,106
___________________________________________________________
===========================================================
Class R                                             168,753
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       6.44
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $6.44 divided by
       95.25%)                                 $       6.76
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $       6.45
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $       6.44
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
     share                                     $       6.44
___________________________________________________________
===========================================================


STATEMENT OF OPERATIONS

For the six months ended January 31, 2003
(Unaudited)

INVESTMENT INCOME:

Interest                                        $17,766,407
-----------------------------------------------------------
Dividends                                           165,375
-----------------------------------------------------------
Dividends from affiliated money market funds         70,320
===========================================================
    Total investment income                      18,002,102
===========================================================

EXPENSES:

Advisory fees                                     1,163,382
-----------------------------------------------------------
Administrative services fees                         69,995
-----------------------------------------------------------
Custodian fees                                       45,978
-----------------------------------------------------------
Distribution fees -- Class A                        352,658
-----------------------------------------------------------
Distribution fees -- Class B                      1,080,036
-----------------------------------------------------------
Distribution fees -- Class C                        184,406
-----------------------------------------------------------
Distribution fees -- Class R                            368
-----------------------------------------------------------
Transfer agent fees                                 680,812
-----------------------------------------------------------
Trustees' fees                                        5,934
-----------------------------------------------------------
Other                                               139,847
===========================================================
    Total expenses                                3,723,416
===========================================================
Less: Fees waived                                      (719)
-----------------------------------------------------------
    Expenses paid indirectly                         (5,645)
===========================================================
    Net expenses                                  3,717,052
===========================================================
Net investment income                            14,285,050
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (7,647,601)
-----------------------------------------------------------
  Foreign currencies                                (12,672)
===========================================================
                                                 (7,660,273)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          29,105,153
-----------------------------------------------------------
  Foreign currencies                                 11,461
-----------------------------------------------------------
  Foreign currency contracts                        (23,106)
===========================================================
                                                 29,093,508
===========================================================
Net gain from investment securities, foreign
  currencies and foreign currency contracts      21,433,235
===========================================================
Net increase in net assets resulting from
  operations                                    $35,718,285
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2003 and the year ended July 31, 2002 (Unaudited)

                                                               JANUARY 31,       JULY 31,
                                                                  2003             2002
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 14,285,050     $  37,242,079
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts           (7,660,273)      (55,544,970)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                          29,093,508        (7,100,770)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 35,718,285       (25,403,661)
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (8,817,880)      (20,406,662)
--------------------------------------------------------------------------------------------
  Class B                                                       (5,935,761)      (13,291,002)
--------------------------------------------------------------------------------------------
  Class C                                                       (1,015,980)       (2,453,982)
--------------------------------------------------------------------------------------------
  Class R                                                           (4,063)              (74)
--------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                               --          (994,212)
--------------------------------------------------------------------------------------------
  Class B                                                               --          (736,149)
--------------------------------------------------------------------------------------------
  Class C                                                               --          (134,853)
--------------------------------------------------------------------------------------------
  Class R                                                               --               (32)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (8,629,062)      (31,273,225)
--------------------------------------------------------------------------------------------
  Class B                                                      (12,134,972)        4,755,275
--------------------------------------------------------------------------------------------
  Class C                                                       (2,573,909)       (1,919,177)
--------------------------------------------------------------------------------------------
  Class R                                                        1,074,542            10,118
============================================================================================
    Net increase (decrease) in net assets                       (2,318,800)      (91,847,636)
============================================================================================

NET ASSETS:

  Beginning of period                                          536,454,541       628,302,177
============================================================================================
  End of period                                               $534,135,741     $ 536,454,541
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $677,484,184     $ 699,747,585
--------------------------------------------------------------------------------------------
  Undistributed net investment income                           (3,023,221)       (1,534,587)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                 (145,200,605)     (137,540,332)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                    4,875,383       (24,218,125)
============================================================================================
                                                              $534,135,741     $ 536,454,541
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The Fund will segregate assets to cover its obligations under dollar roll transactions. The difference between the selling price and the future repurchase price is recorded as an adjustment to interest income.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the six months ended January 31, 2003, AIM waived fees of $719.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2003, AIM was paid $69,995 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2003, AFS retained $349,263 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2003, the Class A, Class B, Class C and Class R shares paid $352,658, $1,080,036, $184,406 and $368, respectively.

    Front-end sales commissions and CDSCs are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended January 31, 2003, AIM Distributors retained $36,623 in front-end sales commissions from the sale of Class A shares and $4,275, $3,081 and $5,325 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended January 31, 2003, the Fund paid legal fees of $2,446 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended January 31, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,192 and reductions in custodian fees of $1,453 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,645.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2003, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

    AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the six months ended January 31, 2003.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
July 31, 2006                                 $ 1,419,489
----------------------------------------------------------
July 31, 2007                                  13,740,010
----------------------------------------------------------
July 31, 2008                                  26,912,929
----------------------------------------------------------
July 31, 2009                                   2,702,340
----------------------------------------------------------
July 31, 2010                                  48,306,201
==========================================================
Total capital loss carryforward               $93,080,969
__________________________________________________________
==========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2003 was $285,700,694 and $293,187,057, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 23,534,248
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (20,339,599)
===========================================================
Net unrealized appreciation of investment
  securities                                   $  3,194,649
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $531,053,041.

NOTE 8--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares and Class R shares are subject to CDSC charges. Class R shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

  Changes in shares outstanding during the six months ended January 31, 2003 and the year ended July 31, 2002 were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                      JANUARY 31,                       JULY 31,
                                                                          2003                            2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      14,858,231    $  93,950,282     19,535,050    $ 129,985,397
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,033,223       19,133,307     10,824,126       72,286,011
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,207,940        7,626,756      2,329,978       15,549,708
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        166,577        1,070,515          1,531           10,012
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,092,871        6,913,825      2,547,835       16,937,345
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         671,831        4,255,072      1,516,843       10,088,147
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         122,534          774,786        294,792        1,957,101
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                            628            4,027             17              106
==========================================================================================================================
Conversion of Class B shares to Class A shares:**
  Class A                                                         380,568        2,403,705             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (379,175)      (2,403,705)            --               --
==========================================================================================================================
Reacquired:
  Class A                                                     (17,757,264)    (111,896,874)   (26,805,775)    (178,195,967)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,254,372)     (33,119,646)   (11,702,242)     (77,618,883)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,746,204)     (10,975,451)    (2,930,754)     (19,425,986)
==========================================================================================================================
                                                               (3,602,612)   $ (22,263,401)    (4,388,599)   $ (28,427,009)
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
** Prior to the six months ended January 31, 2003, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reaquired.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.



                                                                                    CLASS A
                                              -----------------------------------------------------------------------------------
                                              SIX MONTHS           YEAR ENDED JULY 31,       SEVEN MONTHS         YEAR ENDED
                                                ENDED                                          ENDED             DECEMBER 31,
                                              JANUARY 31,        ------------------------     JULY 31,       --------------------
                                                2003               2002            2001         2000           1999        1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $   6.20          $   6.91        $   7.14      $   7.59      $   8.38    $   8.57
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.18(a)           0.44(a)(b)      0.53          0.34          0.57        0.57
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.26             (0.70)          (0.23)        (0.47)        (0.81)      (0.16)
=================================================================================================================================
    Total from investment operations               0.44             (0.26)           0.30         (0.13)        (0.24)       0.41
=================================================================================================================================
Less distributions:
  Dividends from net investment income            (0.20)            (0.43)          (0.51)        (0.25)        (0.55)      (0.55)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              --                --              --            --            --       (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                  --             (0.02)          (0.02)        (0.07)           --          --
=================================================================================================================================
    Total distributions                           (0.20)            (0.45)          (0.53)        (0.32)        (0.55)      (0.60)
=================================================================================================================================
Net asset value, end of period                 $   6.44          $   6.20        $   6.91      $   7.14      $   7.59    $   8.38
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                    7.17%            (4.05)%          4.42%        (1.70)%       (2.92)%      4.94%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $283,759          $281,966        $346,967      $346,482      $393,414    $399,701
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets            1.04%(d)          0.96%           0.95%         0.97%(e)      0.91%       0.91%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                       5.69%(d)          6.57%(b)        7.57%         8.03%(e)      7.11%       6.69%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                           55%               70%             83%           43%           78%         41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.45 and the ratio of net investment income to average net assets would have been 6.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $279,826,101.
(e)  Annualized.
(f)  Not annualized for periods less than one year.



                                                                                    CLASS B
                                              -----------------------------------------------------------------------------------
                                              SIX MONTHS           YEAR ENDED JULY 31,                            YEAR ENDED
                                                ENDED                                        SEVEN MONTHS        DECEMBER 31,
                                              JANUARY 31,       -------------------------    ENDED JULY      --------------------
                                                2003              2002             2001       31, 2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $   6.21         $   6.92         $   7.14      $   7.58      $   8.37    $   8.55
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.16(a)          0.39(a)(b)       0.48          0.31          0.50        0.50
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.25            (0.70)           (0.23)        (0.47)        (0.80)      (0.15)
=================================================================================================================================
    Total from investment operations               0.41            (0.31)            0.25         (0.16)        (0.30)       0.35
=================================================================================================================================
Less distributions:
  Dividends from net investment income            (0.17)           (0.38)           (0.45)        (0.21)        (0.49)      (0.48)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              --               --               --            --            --       (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                  --            (0.02)           (0.02)        (0.07)           --          --
=================================================================================================================================
    Total distributions                           (0.17)           (0.40)           (0.47)        (0.28)        (0.49)      (0.53)
=================================================================================================================================
Net asset value, end of period                 $   6.45         $   6.21         $   6.92      $   7.14      $   7.58    $   8.37
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                    6.76%           (4.76)%           3.67%        (2.09)%       (3.72)%      4.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $212,723         $216,710         $237,118      $213,926      $244,713    $219,033
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets            1.79%(d)         1.71%            1.71%         1.73%(e)      1.66%       1.66%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                       4.94%(d)         5.82%(b)         6.81%         7.28%(e)      6.36%       5.94%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                           55%              70%              83%           43%           78%         41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $214,246,245.
(e)  Annualized.
(f)  Not annualized for periods less than one year.



                                                                                      CLASS C
                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS          YEAR ENDED JULY 31,      SEVEN MONTHS        YEAR ENDED
                                                    ENDED                                        ENDED            DECEMBER 31,
                                                  JANUARY 31,       -----------------------    JULY 31,        ------------------
                                                    2003             2002            2001        2000           1999       1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  6.19         $  6.91         $  7.13      $  7.57       $  8.36    $  8.54
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.16(a)         0.39(a)(b)      0.48         0.31          0.50       0.50
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           0.26           (0.71)          (0.23)       (0.47)        (0.80)     (0.15)
=================================================================================================================================
    Total from investment operations                   0.42           (0.32)           0.25        (0.16)        (0.30)      0.35
=================================================================================================================================
Less distributions:
  Dividends from net investment income                (0.17)          (0.38)          (0.45)       (0.21)        (0.49)     (0.48)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  --              --              --           --            --      (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                      --           (0.02)          (0.02)       (0.07)           --         --
=================================================================================================================================
    Total distributions                               (0.17)          (0.40)          (0.47)       (0.28)        (0.49)     (0.53)
=================================================================================================================================
Net asset value, end of period                      $  6.44         $  6.19         $  6.91      $  7.13       $  7.57    $  8.36
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                        6.95%          (4.92)%          3.68%       (2.09)%       (3.71)%     4.21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $36,566         $37,769         $44,216      $26,821       $28,202    $19,332
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                1.79%(d)        1.71%           1.71%        1.73%(e)      1.66%      1.66%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                               4.94%(d)        5.82%(b)        6.81%        7.28%(e)      6.36%      5.94%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                               55%             70%             83%          43%           78%        41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $36,580,634.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                          CLASS R
                                                              -------------------------------
                                                                                JUNE 3, 2002
                                                              SIX MONTHS        (DATE SALES
                                                               ENDED            COMMENCED) TO
                                                              JANUARY 31,       JULY 31,
                                                                2003              2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 6.20             $ 6.53
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.18(a)            0.06(a)(b)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.25              (0.32)
=============================================================================================
    Total from investment operations                              0.43              (0.26)
=============================================================================================
Less distributions:
  Dividends from net investment income                           (0.19)             (0.05)
---------------------------------------------------------------------------------------------
  Return of capital                                                 --              (0.02)
=============================================================================================
    Total distributions                                          (0.19)             (0.07)
=============================================================================================
Net asset value, end of period                                  $ 6.44             $ 6.20
_____________________________________________________________________________________________
=============================================================================================
Total return(c)                                                   7.02%             (4.01)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,088             $   10
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets                           1.29%(d)           1.21%(e)
=============================================================================================
Ratio of net investment income to average net assets              5.44%(d)           6.32%(b)(e)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(f)                                          55%                70%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 6.51%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily net assets of $146,037.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 10--SUBSEQUENT EVENT


The Board of Trustees unanimously approved, on February 6, 2003, an Agreement and Plan of Reorganization ("Plan") pursuant to which AIM Strategic Income Fund ("Strategic Income Fund"), a series of AIM Investment Funds ("AIF"), and AIM Global Income Fund ("Global Income Fund"), a series of AIM International Funds, Inc. ("AIFI"), would transfer substantially all of their assets to AIM Income Fund ("Income Fund"), a series of AIM Investment Securities Funds ("AIS"). As a result of the transaction, shareholders of Strategic Income Fund and Global Income Fund would receive shares of Income Fund in exchange for their shares of Strategic Income Fund and Global Income Fund, respectively, and Strategic Income Fund and Global Income Fund would cease operations.

  The Plan requires approval of Strategic Income Fund shareholders and Global Income Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on June 4, 2003. If the Plan is approved by shareholders of Strategic Income Fund and shareholders of Global Income Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES             OFFICERS                                OFFICE OF THE FUND
Robert H. Graham              Robert H. Graham                        11 Greenway Plaza
Mark H. Williamson            Chairman and President                  Suite 100
Frank S. Bayley                                                       Houston, TX 77046
Bruce L. Crockett             Mark H. Williamson
Albert R. Dowden              Executive Vice President                INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                    A I M Advisors, Inc.
Jack M. Fields                Carol F. Relihan                        11 Greenway Plaza
Carl Frischling               Senior Vice President and Secretary     Suite 100
Prema Mathai-Davis                                                    Houston, TX 77046
Lewis F. Pennock              Gary T. Crum
Ruth H. Quigley               Senior Vice President                   TRANSFER AGENT
Louis S. Sklar                                                        A I M Fund Services, Inc.
                              Dana R. Sutton                          P.O. Box 4739
                              Vice President and Treasurer            Houston, TX 77210-4739

                              Stuart W. Coco                          CUSTODIAN
                              Vice President                          State Street Bank and Trust Company
                                                                      225 Franklin Street
                              Melville B. Cox                         Boston, MA 02110
                              Vice President
                                                                      COUNSEL TO THE FUND
                              Karen Dunn Kelley                       Ballard Spahr
                              Vice President                          Andrews & Ingersoll, LLP
                                                                      1735 Market Street
                              Edgar M. Lasrson                        Philadelphia, PA 19103
                              Vice President
                                                                      COUNSEL TO THE TRUSTEES
                                                                      Kramer, Levin, Naftalis & Frankel LLP
                                                                      919 Third Avenue
                                                                      New York, NY 10022

                                                                      DISTRIBUTOR
                                                                      A I M Distributors, Inc.
                                                                      11 Greenway Plaza
                                                                      Suite 100
                                                                      Houston, TX 77046

================================================================================

                                      [ART]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

================================================================================

THE AIM FAMILY OF FUNDS--Registered Trademark--

        DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

       MORE AGGRESSIVE                                   MORE AGGRESSIVE                                 TAXABLE

AIM Emerging Growth Fund                   AIM Developing Markets Fund                               MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)               AIM European Small Company Fund
AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund(2)               AIM High Yield Fund II
AIM Opportunities I Fund(2,3)              AIM International Emerging Growth Fund        AIM High Yield Fund
AIM Mid Cap Growth Fund                    AIM Global Aggressive Growth Fund             AIM Strategic Income Fund
AIM Libra Fund                             AIM European Growth Fund(2)                   AIM Income Fund
AIM Dent Demographic Trends Fund           AIM International Growth Fund(2)              AIM Global Income Fund
AIM Opportunities II Fund(2,3)             AIM Global Growth Fund                        AIM Total Return Bond Fund
AIM Constellation Fund                     AIM Worldwide Spectrum Fund                   AIM Intermediate Government Fund
AIM Large Cap Growth Fund                  AIM Global Trends Fund                        AIM Short Term Bond Fund
AIM Weingarten Fund                        AIM International Core Equity Fund(2)         AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                          AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                               MORE CONSERVATIVE                AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                          SECTOR EQUITY                              MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                           MORE AGGRESSIVE                                  TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                         AIM New Technology Fund                                   MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund               AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund             AIM Global Energy Fund                        AIM High Income Municipal Fund
AIM Charter Fund                           AIM Global Financial Services Fund            AIM Municipal Bond Fund
AIM Basic Value Fund                       AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund             AIM Global Utilities Fund                     AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                         AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                            MORE CONSERVATIVE
                                                        MORE CONSERVATIVE
       MORE CONSERVATIVE

*Domestic equity and income Fund



Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Servicemark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Servicemark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management. As of 12/31/02.


Mutual       Retirement    Annuities   College     Separately    Offshore     Alternative    Cash
Funds        Products                  Savings     Managed       Products     Investments    Management
                                       Plans       Accounts

                      [AIM INVESTMENTS LOGO APPEARS HERE]
                                --SERVICEMARK--

AIMinvestments.com                                                    INC-SAR-1

                      SEMIANNUAL REPORT / JANUARY 31, 2003

                        AIM INTERMEDIATE GOVERNMENT FUND

                                  [COVER IMAGE]

                      [AIM INVESTMENTS LOGO APPEARS HERE]
                                --Servicemark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]


                FRUIT DISPLAYED ON A STAND BY GUSTAVE CAILLEBOTTE

           NOTED FOR HIS LARGESS AS AN ART COLLECTOR, AND AS A PATRON

              OF IMPRESSIONIST ARTISTS, CAILLEBOTTE HELPED ORGANIZE

              THE FIRST IMPRESSIONIST EXHIBITION IN PARIS IN 1874.

             HIS CLOSE-UP VIEW OF A FRUIT VENDOR'S WARES ENTICINGLY

             ARRANGED ON RUMPLED PAPER IS A MEMORABLE COMPOSITION OF

                    VARIED SHAPES AND COLORS. SIMILARLY, AIM

              INTERMEDIATE GOVERNMENT FUND INVESTS IN A VARIETY OF

               SECURITIES ISSUED, GUARANTEED, OR OTHERWISE BACKED

                             BY THE U.S. GOVERNMENT.

================================================================================

AIM INTERMEDIATE GOVERNMENT FUND SEEKS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH REASONABLE CONCERN FOR SAFETY OF PRINCIPAL.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Intermediate Government Fund's performance figures are historical, and they reflect fund expenses,the reinvestment of distributions, and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM fund was offered. They are sold at net asset value, that is, without up-front sales charges. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect Class R 12b-1 fees. (The inception date of Class A shares is 4/28/87.) Class R share returns do not include a 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year.

o In addition to fund returns as of the close of the reporting period shown in the table on page 5, industry regulations require us to provide average annual total returns (including sales charges) for periods ended 12/31/02, the most recent calendar quarter-end, which were as follows. Class A shares, inception (4/28/87), 6.80%; 10 years, 5.65%; five years, 5.24%; one year,
    4.79%. Class B shares, inception (9/7/93), 5.12%; five years, 5.17%; one year, 4.19%. Class C shares, inception (8/4/97), 5.74%; five years, 5.47%; one year, 8.10%. Class R shares, 10 years, 5.90%; five years, 6.00%; one year, 9.72%.

o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.

o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day yield will differ.

o Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely repayment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lehman Intermediate U.S. Government and Mortgage Index is a market-weighted combination of the Lehman Intermediate U.S. Government Index and the Lehman Mortgage Index. The index contains securities with maturities ranging from one to 10 years.

o The Lipper Intermediate U.S. Government Bond Fund Index represents an average of the 30 largest intermediate-term U.S. government bond funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

      This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           We are forwarding you this report on the activities of your
ROBERT H.           AIM Intermediate Government Fund for the six-month period
GRAHAM]             ended January 31, 2003. I invite you to carefully read the important information contained in the report.

THROUGHOUT THE      INVESTMENT CLIMATE
REPORTING PERIOD,
UNEVEN ECONOMIC     The three-year bear market for equities--the worst since
RECOVERY,           before World War II--continued during the reporting period.
GEOPOLITICAL        Domestic equities marked a low in early October, recovered
UNCERTAINTY, AND    briefly, then declined again as 2002 drew to a close. The
STOCK MARKET        new year opened on an optimistic note, but the rally faded
VOLATILITY          and the major domestic stock indexes all produced negative
PROMPTED MANY       returns for the reporting period as a whole. Even the real
INVESTORS TO SEEK   estate industry, which had bucked the negative trend in the
REFUGE IN FIXED-    stock market, faltered. International markets also declined.
INCOME SECURITIES.
ROBERT H. GRAHAM       Diversification again proved its worth, as robust demand
                    for fixed-income investments led to positive returns. For
the first half of the reporting period, demand for bonds largely reflected investors' caution. In response to the severe bear market and ongoing high volatility, investors shunned equities in favor of the relative stability of bonds. But their appetite for risk strengthened toward the end of the reporting period. Corporate bonds ended up outperforming risk-free Treasury issues, and the high yield sector, which has languished the past few years, outperformed the investment-grade sector.

   One note of caution concerning the current bond rally: Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

A REPORT ON AIM RESEARCH

The two pages that follow this letter present detailed information on some of the methods we at AIM use to manage your money. I hope it provides you with a better understanding of our investment process. I encourage you to read it carefully. One of our ongoing goals is to keep our shareholders well informed.

   To that end, we have also increased the number of comparative benchmarks we include in these reports.

   o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known, widely reported benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

   o We also include what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the market segments in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

   o In addition, we have included your fund's Lipper category index. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

   Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

   Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss market conditions during the reporting period and their investment strategies. I hope you find their comments informative.

   Throughout the reporting period, uneven economic recovery, geopolitical uncertainty, and stock market volatility prompted many investors to seek refuge in fixed-income securities. Investor demand for high-quality fixed-income investments remained strong. For the six months ended January 31, 2003, the fund's Class A shares returned 4.11% at net asset value. In comparison, the Lipper Intermediate U.S. Government Bond Fund Index returned 4.14%.

OUTLOOK

As the reporting period closed, geopolitical risk, lingering doubts about corporate financial reporting, and mixed economic signals still weighed on markets, and, as ever, no one could predict when investor sentiment would change.

   But there are also positive signs. Low interest rates have kept the housing market vigorous and considerably lowered the cost of debt for corporations and other entities. The painful bear market has brought equity values into a much more realistic and attractive range than at the height of the 1990s market frenzy. We at AIM remain essential optimists about the resilience of both our economy and our markets. We are confident that over the long run disciplined investing in a diversified portfolio for which you have realistic expectations will remain a formula for investing success.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
March 5, 2003

                     A SPECIAL MESSAGE TO OUR SHAREHOLDERS


INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

================================================================================

                              [LARSEN & CRUM PHOTO]

     EDGAR M. LARSEN                                          GARY T. CRUM
Chief Investment Officer                                 Director of Investments

================================================================================

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

   We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

   We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

   AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

   AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

   For example, AIM's fixed-income and equity analysts attend the same meetings


================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company management, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

   Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

   Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

   As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

   AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

   This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

   AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

   We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


UNCERTAINTIES CONTRIBUTE TO BOND RALLY; FUND ASSETS GROW

Throughout the six-month reporting period ended January 31, 2003, uneven economic recovery, geopolitical uncertainty, and stock market volatility prompted many investors to seek refuge in fixed-income securities. While investment-grade fixed-income securities outperformed lower-rated fixed-income securities for all of 2002, lower-rated issues generally performed better during the reporting period covered by this report. Nonetheless, demand for high-quality fixed-income investments remained strong, as demonstrated by the growth of the fund's net assets, which is illustrated in the chart below.

   For the reporting period, Class A, Class B, Class C, and Class R shares of AIM Intermed-iate Government Fund returned 4.11%, 3.74%, 3.75%, and 4.09%, respectively, at net asset value. In comparison, the Lehman Aggregate Bond Index returned 5.05% and the Lehman Intermediate U.S. Government and Mortgage Index returned 3.34%. The Lipper Intermed-iate U.S. Government Bond Fund Index, which measures the performance of funds with investment strategies similar to the fund's, returned 4.14%.

RELEVANT MARKET CONDITIONS

During the reporting period, the U.S. economy continued to grow, albeit unevenly. Gross domestic product (GDP), the broadest measure of U.S. economic activity, grew at an annualized rate of 4.0% in the third quarter of 2002, but preliminary estimates pegged fourth-quarter GDP growth at an annualized rate of just 1.4%. Consumer confidence declined even as retail sales remained relatively strong. While unemployment rose for most of the reporting period, auto and home sales reached near-record levels, helped by dealer incentives and low mortgage rates.

   These mixed economic data prompted the U.S. Federal Reserve Board (the Fed) to hold short-term interest rates steady, at 1.75%, for most of 2002. In November, the Fed cut short-term interest rates to 1.25%.

   As the reporting period ended, there was a bit of good economic news to match every bit of negative news. Positive economic signs included low interest rates, low inflation, and positive economic growth. Negative signs included a weak job market (unemployment touched 6.0% in December before easing to 5.7% in January), continued depressed capital spending by businesses, and the growing likelihood of war with Iraq.

   In mid-August, lower-rated high-yield corporate bonds rallied after the vast majority of chief executive officers and chief financial officers certified their firms' corporate financial statements, as required by law. In the investment-grade arena, investors sought out longer-maturity Treasury and agency bonds. That trend continued later into the year as interest rates declined.


PORTFOLIO COMPOSITION, FUND INCOME STATISTICS AND GROWTH OF NET ASSETS

====================================================================================================================================
INVESTMENT TYPE BREAKDOWN                       FUND PROVIDES ATTRACTIVE CURRENT INCOME                   GROWTH OF NET ASSETS
As of 1/31/03, based on total investments       As of 1/31/03
------------------------------------------------------------------------------------------------------------------------------------
         [PIE CHART]                                                DISTRIBUTION RATE    30-DAY YIELD         [BAR CHART]
                                                                      AT MAXIMUM          AT MAXIMUM
MORTGAGE OBLIGATIONS         51%                                    OFFERING PRICE      OFFERING PRICE    1/31/02     $802 Million

U.S. AGENCY OBLIGATIONS      27%                Class A Shares          3.63%                 3.37%       7/31/02     $1.2 Billion

U.S. TREASURY OBLIGATIONS    22%                Class B Shares          3.10                  2.79        1/31/03     $1.5 Billion

                                                Class C Shares          3.11                  2.79

                                                Class R Shares          3.55                  3.27

WEIGHTED AVERAGE MATURITY        4.89 years
AVERAGE DURATION                 3.36 years
NUMBER OF HOLDINGS               423
AVERAGE CREDIT QUALITY           AAA

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================================

                                 THROUGHOUT THE

                              REPORTING PERIOD ...

                             DEMAND FOR HIGH-QUALITY

                            FIXED-INCOME INVESTMENTS

                                REMAINED STRONG.

================================================================================

   At the close of the reporting period, the economy seemed to be improving, but not so quickly that interest rates were likely to rise soon; stable interest rates would be positive for bonds. Stock market volatility and geopolitical uncertainty seemed likely to continue, and both make government bonds attractive to investors. However, should the economy rebound more strongly than expected, or should the Fed embark on a series of interest rate increases--neither of which seemed imminent at the end of the reporting period--bond prices could be pressured.

FUND STRATEGIES AND TECHNIQUES

The fund has a simple goal: to provide the yield of the 30-year Treasury bond with the volatility of the five-year Treasury note. As always, we tried to achieve this goal by investing in higher-rated debt securities issued, guaranteed, or otherwise backed by the U.S. government, including Treasury, agency, and mortgage-backed securities.

   While mortgage securities performed especially well early in 2002 when mortgage rates were rising, they performed less well during the six-month reporting period when mortgage rates generally declined. Despite significant mortgage-refinancing activity during the second half of 2002, mortgage-backed securities benefited the fund by offering better yields than Treasuries, with very little added risk. Particularly during the fourth quarter of 2002, and because of their shorter duration, mortgage-backed securities outperformed government agency and Treasury bonds, which suffered as the "flight to quality" in place for much of 2002 unwound.

   Likewise, agency issues helped maintain the fund's intermediate-term duration and enhanced the fund's yield for much of the reporting period.

   Late in the reporting period, Treasuries were hard-hit as investors showed a preference for somewhat riskier fare and as the future direction of interest rates was called into question. Given this uncertainty, we grew somewhat defensive, reducing our exposure to longer-duration Treasury bonds.

   At the close of the reporting period, mortgage-backed securities, agency issues, and Treasury securities accounted for 51%, 27%, and 22% of the fund's total investments, respectively. As the reporting period ended, we were willing to give up some upside potential (from a longer duration in a falling interest rate environment) in exchange for increased safety of principal in the event interest rates should rise.

IN CLOSING

We were pleased to have been able to provide a positive total return, deliver attractive current income, and protect shareholders' principal during the reporting period. Be assured that regardless of economic conditions or geopolitical developments, we will continue to work diligently to attempt to provide current income and protect principal.

FUND AND INDEX RETURNS

as of 1/31/03

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

including sales charges

CLASS A SHARES
Inception (4/28/87)             6.74%
 10 Years                       5.48
  5 Years                       4.93
  1 Year                        3.74

CLASS B SHARES
Inception (9/7/93)              5.04%
  5 Years                       4.85
  1 Year                        3.08

CLASS C SHARES
Inception (8/4/97)              5.58%
  5 Years                       5.15
  1 Year                        7.00

CLASS R SHARES
 10 Years                       5.72%
  5 Years                       5.68
  1 Year                        8.61

   Past performance cannot guarantee comparable future results.

DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS. INDEXES

Total Returns 7/31/02-1/31/03

excluding sales charges

================================================================================

Class A Shares                                    4.11%

Class B Shares                                    3.74

Class C Shares                                    3.75

Class R Shares                                    4.09

Lehman Aggregate Bond Index
(New Broad Market Index)                          5.05

Lehman Intermediate U.S. Government
and Mortgage Index (Style-Specific Index)         3.34

Lipper Intermediate U.S. Government
Bond Fund Index (Peer Group Index)                4.14

================================================================================

                                    [GRAPHIC]

                           For More Information Visit
                               AIMinvestments.com

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                            SCOT JOHNSON, CO-MANAGER

                            CLINT DUDLEY, CO-MANAGER

================================================================================

                          See important fund and index
                         disclosures inside front cover.

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2003
(Unaudited)

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES-86.49%

FEDERAL FARM CREDIT BANK-3.13%

Bonds,
  3.88%, 12/15/04                              $  7,410,000   $    7,689,728
----------------------------------------------------------------------------
  4.38%, 04/15/05                                 7,670,000        8,068,303
----------------------------------------------------------------------------
  6.00%, 06/11/08 to 03/07/11                    19,000,000       21,314,290
----------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28                                10,000,000       10,368,100
============================================================================
                                                                  47,440,421
============================================================================

FEDERAL HOME LOAN BANK-4.39%

Unsec. Bonds,
  7.36%, 07/01/04                                 2,800,000        3,024,756
----------------------------------------------------------------------------
  6.50%, 11/15/05                                 2,000,000        2,224,320
----------------------------------------------------------------------------
  7.25%, 02/15/07                                 5,500,000        6,390,065
----------------------------------------------------------------------------
  4.88%, 05/15/07                                16,000,000       17,121,600
----------------------------------------------------------------------------
  5.48%, 01/08/09                                 1,000,000        1,095,370
----------------------------------------------------------------------------
  5.75%, 05/15/12                                33,210,000       36,525,022
============================================================================
                                                                  66,381,133
============================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-28.06%

Pass Through Ctfs.,
  9.00%, 12/01/05 to 04/01/25                     1,065,813        1,166,028
----------------------------------------------------------------------------
  8.00%, 07/01/06 to 10/01/23                     3,982,891        4,348,024
----------------------------------------------------------------------------
  8.50%, 07/01/07 to 10/01/29                     7,973,090        8,624,346
----------------------------------------------------------------------------
  7.00%, 11/01/10 to 05/01/32                    74,747,180       78,872,099
----------------------------------------------------------------------------
  6.50%, 02/01/11 to 09/01/32                   122,387,162      127,872,947
----------------------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20                    2,744,416        3,139,147
----------------------------------------------------------------------------
  12.00%, 02/01/13                                    4,125            4,784
----------------------------------------------------------------------------
  10.50%, 08/01/19 to 01/01/21                      479,747          548,273
----------------------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25                     2,405,259        2,678,826
----------------------------------------------------------------------------
  7.50%, 09/01/30                                 1,544,325        1,647,609
----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.00%, 02/01/33(a)                             24,000,000       24,843,080
----------------------------------------------------------------------------
Series 1, Unsec. Medium Term Notes,
  3.75%, 12/26/07                                10,000,000       10,015,300
----------------------------------------------------------------------------
Unsec. Medium Term Notes,
  4.50%, 02/27/06                                30,000,000       30,063,600
----------------------------------------------------------------------------
  6.00%, 05/25/12 to 06/27/17                    36,300,000       37,851,990
----------------------------------------------------------------------------
Unsec. Notes,
  4.88%, 03/15/07                                30,000,000       32,182,800
----------------------------------------------------------------------------
  5.13%, 10/15/08 to 07/15/12                    27,000,000       28,864,770
----------------------------------------------------------------------------
  5.00%, 07/30/09                                31,200,000       31,962,216
============================================================================
                                                                 424,685,839
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-38.81%

Pass Through Ctfs.,
  8.50%, 01/01/07 to 04/01/30                  $ 26,109,943   $   28,518,998
----------------------------------------------------------------------------
  7.50%, 06/01/10 to 05/01/32                    29,427,595       31,381,587
----------------------------------------------------------------------------
  7.00%, 05/01/11 to 05/01/32                    32,429,194       34,484,708
----------------------------------------------------------------------------
  8.00%, 02/01/12 to 06/01/32                   110,428,658      119,286,913
----------------------------------------------------------------------------
  6.50%, 05/01/13 to 08/01/32                   122,728,360      128,793,509
----------------------------------------------------------------------------
  6.00%, 10/01/13 to 04/01/24                    21,502,620       22,505,090
----------------------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22                       496,238          553,982
----------------------------------------------------------------------------
  10.00%, 12/20/19 to 12/20/21                    2,987,411        3,418,718
----------------------------------------------------------------------------
  10.30%, 04/20/25                                  915,460        1,042,436
----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.00%, 02/01/33(a)                            113,500,000      117,498,595
----------------------------------------------------------------------------
Series B, Unsec. Medium Term Notes,
  6.88%, 09/10/12 to 09/24/12                    24,765,000       27,611,310
----------------------------------------------------------------------------
  6.47%, 09/25/12                                10,550,000       12,181,769
----------------------------------------------------------------------------
Unsec. Notes,
  3.25%, 08/26/05                                36,000,000       36,047,520
----------------------------------------------------------------------------
  4.25%, 07/15/07                                23,000,000       24,049,030
============================================================================
                                                                 587,374,165
============================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-7.18%

Pass Through Ctfs.,
  6.00%, 10/15/08 to 11/15/08                       220,419          235,123
----------------------------------------------------------------------------
  9.00%, 10/15/08 to 04/15/21                       416,786          463,026
----------------------------------------------------------------------------
  7.00%, 10/15/08 to 06/15/32                     8,774,236        9,334,921
----------------------------------------------------------------------------
  6.50%, 10/15/08 to 09/15/32                    34,172,180       35,914,982
----------------------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23                     1,616,761        1,820,501
----------------------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24                    3,493,560        4,007,476
----------------------------------------------------------------------------
  11.00%, 12/15/09 to 12/15/15                       31,848           36,572
----------------------------------------------------------------------------
  12.50%, 11/15/10                                   43,564           51,107
----------------------------------------------------------------------------
  13.00%, 01/15/11 to 05/15/15                      150,356          180,794
----------------------------------------------------------------------------
  13.50%, 04/15/11 to 04/15/15                      138,229          166,402
----------------------------------------------------------------------------
  12.00%, 02/15/13 to 07/15/15                      143,896          170,156
----------------------------------------------------------------------------
  10.50%, 02/15/16                                   22,325           25,888
----------------------------------------------------------------------------
  8.00%, 01/15/22 to 06/15/27                     8,552,410        9,336,371
----------------------------------------------------------------------------
  7.50%, 03/15/26 to 08/15/28                     2,090,922        2,241,059
----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.50%, 01/01/33                                15,300,000       16,050,656
----------------------------------------------------------------------------
  6.00%, 02/01/33(a)                             27,500,000       28,621,280
============================================================================
                                                                 108,656,314
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

PRIVATE EXPORT FUNDING COMPANY-1.71%

Series G, Sec. Gtd. Notes,
  6.67%, 09/15/09                              $  7,700,000   $    8,946,322
----------------------------------------------------------------------------
Series J, Sec. Gtd. Notes,
  7.65%, 05/15/06                                 7,000,000        8,097,180
----------------------------------------------------------------------------
Series UU, Sec. Gtd. Notes,
  7.95%, 11/01/06                                 8,000,000        8,779,520
============================================================================
                                                                  25,823,022
============================================================================

TENNESSEE VALLEY AUTHORITY-3.21%

Putable Bonds,
  4.88%, 12/15/06                                10,000,000       10,669,100
----------------------------------------------------------------------------
Series A, Bonds,
  5.63%, 01/18/11                                28,517,000       30,763,569
----------------------------------------------------------------------------
Series G, Bonds,
  5.38%, 11/13/08                                 6,600,000        7,189,710
============================================================================
                                                                  48,622,379
============================================================================
    Total U.S. Government Agency Securities
      (Cost $1,279,440,990)                                    1,308,983,273
============================================================================
U.S. TREASURY SECURITIES-22.14%

U.S. TREASURY NOTES-16.86%

  6.75%, 05/15/05                                21,500,000       23,838,125
----------------------------------------------------------------------------
  4.63%, 05/15/06                                29,800,000       31,918,482
----------------------------------------------------------------------------
  4.38%, 05/15/07                                66,000,000       70,227,960
----------------------------------------------------------------------------
  3.25%, 08/15/07                                40,700,000       41,342,246
----------------------------------------------------------------------------
  4.88%, 02/15/12                                25,800,000       27,710,748
----------------------------------------------------------------------------
  4.00%, 11/15/12                                60,000,000       60,121,800
============================================================================
                                                                 255,159,361
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

U.S. TREASURY BONDS--4.57%

  7.50%, 11/15/16 to 11/15/24                  $ 14,950,000   $   19,763,428
----------------------------------------------------------------------------
  6.25%, 05/15/30                                18,890,000       22,431,875
----------------------------------------------------------------------------
  5.38%, 02/15/31                                25,000,000       27,004,000
============================================================================
                                                                  69,199,303
============================================================================

U.S. TREASURY STRIPS-0.71%(B)

  5.38%, 05/15/06                                 8,000,000        7,388,720
----------------------------------------------------------------------------
  6.79%, 11/15/18                                 7,750,000        3,436,660
============================================================================
                                                                  10,825,380
============================================================================
    Total U.S. Treasury Securities (Cost
      $326,702,351)                                              335,184,044
============================================================================

                                                  SHARES
MONEY MARKET FUND-1.98%

STIT Government & Agency Portfolio (Cost
  $29,950,295)(c)                                29,950,295       29,950,295
============================================================================
TOTAL INVESTMENTS-110.61% (Cost
  $1,636,093,636)                                              1,674,117,612
============================================================================
OTHER ASSETS LESS LIABILITIES-(10.61%)                          (160,619,639)
============================================================================
NET ASSETS-100.00%                                            $1,513,497,973
____________________________________________________________________________
============================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
TBA     - To be announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section C.
(b) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,636,093,636)                             $1,674,117,612
------------------------------------------------------------
Receivables for:
  Fund shares sold                                12,901,072
------------------------------------------------------------
  Dividends and interest                          13,590,536
------------------------------------------------------------
  Principal paydowns                                 145,897
------------------------------------------------------------
Investment for deferred compensation plan             44,761
------------------------------------------------------------
Other assets                                         671,505
============================================================
    Total assets                               1,701,471,383
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                          170,254,427
------------------------------------------------------------
  Fund shares reacquired                          15,553,814
------------------------------------------------------------
  Dividends                                          697,640
------------------------------------------------------------
  Deferred compensation plan                          44,761
------------------------------------------------------------
Accrued interest expense                               1,966
------------------------------------------------------------
Accrued distribution fees                            967,424
------------------------------------------------------------
Accrued trustees' fees                                 1,384
------------------------------------------------------------
Accrued transfer agent fees                          343,709
------------------------------------------------------------
Accrued operating expenses                           108,285
============================================================
    Total liabilities                            187,973,410
============================================================
Net assets applicable to shares outstanding   $1,513,497,973
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  635,390,383
____________________________________________________________
============================================================
Class B                                       $  721,806,373
____________________________________________________________
============================================================
Class C                                       $  155,195,034
____________________________________________________________
============================================================
Class R                                       $    1,106,183
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           67,180,777
____________________________________________________________
============================================================
Class B                                           76,086,385
____________________________________________________________
============================================================
Class C                                           16,419,131
____________________________________________________________
============================================================
Class R                                              116,935
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         9.46
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.46 divided by
      95.25%)                                 $         9.93
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $         9.49
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $         9.45
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $         9.46
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the six months ended January 31, 2003
(Unaudited)

INVESTMENT INCOME:

Interest                                        $32,592,365
-----------------------------------------------------------
Dividends from affiliated money market funds        588,801
===========================================================
    Total investment income                      33,181,166
===========================================================

EXPENSES:

Advisory fees                                     2,591,356
-----------------------------------------------------------
Administrative services fees                        159,747
-----------------------------------------------------------
Custodian fees                                       79,508
-----------------------------------------------------------
Distribution fees -- Class A                        702,630
-----------------------------------------------------------
Distribution fees -- Class B                      3,497,201
-----------------------------------------------------------
Distribution fees -- Class C                        732,208
-----------------------------------------------------------
Distribution fees -- Class R                            789
-----------------------------------------------------------
Interest                                             69,082
-----------------------------------------------------------
Transfer agent fees                               1,336,221
-----------------------------------------------------------
Trustees' fees                                        7,968
-----------------------------------------------------------
Other                                               315,503
===========================================================
    Total expenses                                9,492,213
===========================================================
Less: Fees waived                                   (13,569)
-----------------------------------------------------------
    Expenses paid indirectly                        (10,710)
===========================================================
    Net expenses                                  9,467,934
===========================================================
Net investment income                            23,713,232
===========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities     10,660,306
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                          14,814,241
===========================================================
Net gain from investment securities              25,474,547
===========================================================
Net increase in net assets resulting from
  operations                                    $49,187,779
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2003 and the year ended July 31, 2002 (Unaudited)

                                                               JANUARY 31,         JULY 31,
                                                                   2003              2002
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   23,713,232    $   34,206,957
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities                    10,660,306         7,060,161
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                    14,814,241        13,327,043
==============================================================================================
    Net increase in net assets resulting from operations          49,187,779        54,594,161
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (11,700,603)      (18,042,169)
----------------------------------------------------------------------------------------------
  Class B                                                        (12,181,668)      (15,743,394)
----------------------------------------------------------------------------------------------
  Class C                                                         (2,552,130)       (3,470,538)
----------------------------------------------------------------------------------------------
  Class R                                                             (5,433)             (135)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        153,350,245       162,667,870
----------------------------------------------------------------------------------------------
  Class B                                                         96,975,551       336,030,816
----------------------------------------------------------------------------------------------
  Class C                                                         25,799,680        65,503,763
----------------------------------------------------------------------------------------------
  Class R                                                          1,066,998            33,308
==============================================================================================
    Net increase in net assets                                   299,940,419       581,573,682
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,213,557,554       631,983,872
==============================================================================================
  End of period                                               $1,513,497,973    $1,213,557,554
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,505,988,592    $1,228,796,118
----------------------------------------------------------------------------------------------
  Undistributed net investment income                             (2,859,997)         (133,395)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   (27,654,598)      (38,314,904)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                38,023,976        23,209,735
==============================================================================================
                                                              $1,513,497,973    $1,213,557,554
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The Fund will segregate assets to cover its obligations under dollar roll transactions. The difference between the selling price and the future repurchase price is recorded as an adjustment to interest income.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the six months ended January 31, 2003, AIM waived fees of $13,569.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2003, AIM was paid $159,747 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2003, AFS retained $654,322 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2003, the Class A, Class B, Class C and Class R shares paid $702,630, $3,497,201, $732,208 and $789, respectively.

    Front-end sales commissions and CDSCs are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2003, AIM Distributors retained $190,026 in front-end sales commissions from the sale of Class A shares and $156,065, $16,644, $47,115 and $0 for Class A, Class B, Class C and Class R shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors. During the six months ended January 31, 2003, the Fund paid legal fees of $3,181 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended January 31, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $10,668 and reductions in custodian fees of $42 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $10,710.
NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements.

    The maximum amount outstanding during the six months ended January 31, 2003 was $89,705,000, while borrowings averaged $13,650,761 per day with a weighted average interest rate of 1.00%.

    The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

    AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the six months ended January 31, 2003.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
July 31, 2003                                 $   219,350
----------------------------------------------------------
July 31, 2004                                   3,466,244
----------------------------------------------------------
July 31, 2005                                       4,686
----------------------------------------------------------
July 31, 2007                                  25,224,263
----------------------------------------------------------
July 31, 2008                                   9,400,360
==========================================================
Total capital loss carryforward               $38,314,903
__________________________________________________________
==========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2003 was $1,774,063,977 and $1,374,162,731, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2003 is as follows:

Aggregate unrealized appreciation of investment securities      $39,246,560
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (1,222,584)
===========================================================================
Net unrealized appreciation of investment securities            $38,023,976
___________________________________________________________________________
===========================================================================
Cost of investments is the same for tax and financial reporting purposes.


NOTE 8--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares and Class R shares are subject to CDSC charges. Class R shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

  Changes in shares outstanding during the six months ended January 31, 2003 and the year ended July 31, 2002 were as follows:

                                                                    SIX MONTHS ENDED
                                                                      JANUARY 31,                   YEAR ENDED JULY 31,
                                                                          2003                             2002
                                                              ----------------------------    -------------------------------
                                                                SHARES          AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     100,527,532    $ 947,626,930     141,358,670    $ 1,293,194,070
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      25,672,270      242,962,463      54,984,125        507,221,308
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      10,226,615       96,423,839      17,930,155        164,422,350
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        192,564        1,814,199           4,773             43,973
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,033,689        9,765,067       1,556,614         14,273,598
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,036,975        9,826,322       1,318,829         12,129,999
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                         216,132        2,040,953         303,088          2,777,727
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                            507            4,795              15                135
=============================================================================================================================
Conversion of Class B shares to Class A shares:**
  Class A                                                         846,311        7,978,931              --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (842,645)      (7,978,931)             --                 --
=============================================================================================================================
Reacquired:
  Class A                                                     (86,218,652)    (812,020,683)   (125,208,629)    (1,144,799,798)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (15,681,304)    (147,834,303)    (20,005,120)      (183,320,491)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (7,730,183)     (72,665,112)    (11,125,287)      (101,696,314)
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (79,761)        (751,996)         (1,163)           (10,800)
=============================================================================================================================
                                                               29,200,050    $ 277,192,474      61,116,070    $   564,235,757
_____________________________________________________________________________________________________________________________
=============================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
** Prior to the six months ended January 31, 2003, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS              YEAR ENDED                                 YEAR ENDED
                                                  ENDED                 JULY 31,            SEVEN MONTHS         DECEMBER 31,
                                               JANUARY 31,       -----------------------        ENDED        --------------------
                                                  2003             2002           2001      JULY 31, 2000      1999        1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $   9.28         $   9.08       $   8.77      $   8.80       $   9.58    $   9.46
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             0.18(a)          0.43(b)        0.50(a)       0.34           0.60        0.62
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        0.20             0.23           0.35         (0.03)         (0.78)       0.13
=================================================================================================================================
    Total from investment operations                0.38             0.66           0.85          0.31          (0.18)       0.75
=================================================================================================================================
Less dividends from net investment income          (0.20)           (0.46)         (0.54)        (0.34)         (0.60)      (0.63)
=================================================================================================================================
Net asset value, end of period                  $   9.46         $   9.28       $   9.08      $   8.77       $   8.80    $   9.58
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                     4.11%            7.39%          9.91%         3.55%         (1.87)%      8.17%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $635,390         $473,104       $302,391      $221,636       $238,957    $245,613
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense)                      0.90%(d)         0.94%          1.32%         1.25%(e)       1.08%       1.20%
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense)                      0.89%(d)         0.90%          0.93%         0.98%(e)       0.89%       0.96%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                            3.82%(d)         4.58%(b)       5.61%         6.61%(e)       6.60%       6.43%
=================================================================================================================================
Ratio of interest expense to average net
  assets                                            0.01%(d)         0.04%          0.39%         0.27%(e)       0.19%       0.24%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                           103%             146%           194%           65%           141%        147%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 31, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized on debt securities or recorded paydowns gains and losses adjustments to investment income, the investment income per share would have been $0.47 and the ratio of net investment income to average net assets would have been 5.09%. In accordance with the AICPA Audit and Accounting Guide for investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $557,521,567.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                     CLASS B
                                                ---------------------------------------------------------------------------------
                                                SIX MONTHS              YEAR ENDED           SEVEN MONTHS         YEAR ENDED
                                                   ENDED                 JULY 31,               ENDED            DECEMBER 31,
                                                JANUARY 31,       -----------------------      JULY 31,      --------------------
                                                   2003             2002           2001          2000          1999        1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $   9.31         $   9.11       $   8.79      $   8.82      $   9.59    $   9.46
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.15(a)          0.37(b)        0.44(a)       0.30          0.53        0.55
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         0.20             0.22           0.35         (0.04)        (0.77)       0.13
=================================================================================================================================
    Total from investment operations                 0.35             0.59           0.79          0.26         (0.24)       0.68
=================================================================================================================================
Less dividends from net investment income           (0.17)           (0.39)         (0.47)        (0.29)        (0.53)      (0.55)
=================================================================================================================================
Net asset value, end of period                   $   9.49         $   9.31       $   9.11      $   8.79      $   8.82    $   9.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                      3.74%            6.58%          9.17%         3.05%        (2.56)%      7.40%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $721,806         $613,306       $269,677      $177,032      $228,832    $237,919
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense)                       1.65%(d)         1.69%          2.08%         2.01%(e)      1.85%       1.96%
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense)                       1.64%(d)         1.65%          1.69%         1.74%(e)      1.66%       1.72%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                             3.07%(d)         3.83%(b)       4.85%         5.85%(e)      5.83%       5.68%
=================================================================================================================================
Ratio of interest expense to average net
  assets                                             0.01%(d)         0.04%          0.39%         0.27%(e)      0.19%       0.24%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                            103%             146%           194%           65%          141%        147%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 31, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized on debt securities or recorded paydowns gains and losses adjustments to investment income, the investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect the change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $693,738,301.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                       CLASS C
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS         YEAR ENDED           SEVEN MONTHS          YEAR ENDED
                                                        ENDED            JULY 31,               ENDED             DECEMBER 31,
                                                     JANUARY 31,    -------------------        JULY 31,        ------------------
                                                        2003          2002       2001            2000           1999       1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   9.27      $   9.08    $  8.77         $  8.79        $  9.56    $  9.44
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.15(a)       0.37(b)    0.44(a)         0.30           0.53       0.56
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       0.20          0.21       0.34           (0.03)         (0.77)      0.11
=================================================================================================================================
    Total from investment operations                      0.35          0.58       0.78            0.27          (0.24)      0.67
=================================================================================================================================
Less dividends from net investment income                (0.17)        (0.39)     (0.47)          (0.29)         (0.53)     (0.55)
=================================================================================================================================
Net asset value, end of period                        $   9.45      $   9.27    $  9.08         $  8.77        $  8.79    $  9.56
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           3.75%         6.48%      9.08%           3.18%         (2.57)%     7.31%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $155,195      $127,114    $59,915         $34,206        $39,011    $38,026
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense)                                       1.65%(d)      1.69%      2.08%           2.01%(e)       1.85%      1.96%
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense)                                       1.64%(d)      1.65%      1.69%           1.74%(e)       1.66%      1.72%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                  3.07%(d)      3.83%(b)    4.85%          5.85%(e)       5.83%      5.68%
=================================================================================================================================
Ratio of interest expense to average net assets           0.01%(d)      0.04%      0.39%           0.27%(e)       0.19%      0.24%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                 103%          146%       194%             65%           141%       147%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 31, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized on debt securities or recorded paydowns gains and losses adjustments to investment income, the investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $145,247,773.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                         CLASS R
                                                              ------------------------------
                                                                                JUNE 3, 2002
                                                              SIX MONTHS        (DATE SALES
                                                                 ENDED           COMMENCED)
                                                              JANUARY 31,       TO JULY 31,
                                                                 2003               2002
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.27             $ 9.13
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.17(a)            0.07(b)
--------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.21               0.14
============================================================================================
    Total from investment operations                              0.38               0.21
============================================================================================
Less distributions from net investment income                    (0.19)             (0.07)
============================================================================================
Net asset value, end of period                                  $ 9.46             $ 9.27
____________________________________________________________________________________________
============================================================================================
Total return(c)                                                   4.09%              2.34%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,106             $   34
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                        1.15%(d)           1.19%(e)
============================================================================================
Ratio of expenses to average net assets (excluding interest
  expense)                                                        1.14%(d)           1.15%(e)
============================================================================================
Ratio of net investment income to average net assets              3.57%(d)           4.33%(b)(e)
============================================================================================
Ratio of interest expense to average net assets                   0.01%(d)           0.04%(e)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate(f)                                         103%               146%
____________________________________________________________________________________________
============================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 31, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized on debt securities or recorded paydowns gains and losses adjustments to investment income, the investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 4.85%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily net assets of $312,930.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                    OFFICERS                                   OFFICE OF THE FUND
Robert H. Graham                     Robert H. Graham                           11 Greenway Plaza
Mark H. Williamson                   Chairman and President                     Suite 100
Frank S. Bayley                                                                 Houston, TX 77046
Bruce L. Crockett                    Mark H. Williamson
Albert R. Dowden                     Executive Vice President                   INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                              A I M Advisors, Inc.
Jack M. Fields                       Carol F. Relihan                           11 Greenway Plaza
Carl Frischling                      Senior Vice President and Secretary        Suite 100
Prema Mathai-Davis                                                              Houston, TX 77046
Lewis F. Pennock                     Gary T. Crum
Ruth H. Quigley                      Senior Vice President                      TRANSFER AGENT
Louis S. Sklar                                                                  A I M Fund Services, Inc.
                                     Dana R. Sutton                             P.O. Box 4739
                                     Vice President and Treasurer               Houston, TX 77210-4739

                                     Stuart W. Coco                             CUSTODIAN
                                     Vice President                             State Street Bank and Trust Company
                                                                                225 Franklin Street
                                     Melville B. Cox                            Boston, MA 02110
                                     Vice President
                                                                                COUNSEL TO THE FUND
                                     Karen Dunn Kelley                          Ballard Spahr
                                     Vice President                             Andrews & Ingersoll, LLP
                                                                                1735 Market Street
                                     Edgar M. Larson                            Philadelphia, PA 19103
                                     Vice President
                                                                                COUNSEL TO THE TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
                                                                                New York, NY 10022

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046

================================================================================

                                      [ART]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

================================================================================

The AIM Family of Funds--Registered Trademark--

        DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

       MORE AGGRESSIVE                                   MORE AGGRESSIVE                                 TAXABLE

AIM Emerging Growth Fund                   AIM Developing Markets Fund                               MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)               AIM European Small Company Fund
AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund(2)               AIM High Yield Fund II
AIM Opportunities I Fund(2,3)              AIM International Emerging Growth Fund        AIM High Yield Fund
AIM Mid Cap Growth Fund                    AIM Global Aggressive Growth Fund             AIM Strategic Income Fund
AIM Libra Fund                             AIM European Growth Fund(2)                   AIM Income Fund
AIM Dent Demographic Trends Fund           AIM International Growth Fund(2)              AIM Global Income Fund
AIM Opportunities II Fund(2,3)             AIM Global Growth Fund                        AIM Total Return Bond Fund
AIM Constellation Fund                     AIM Worldwide Spectrum Fund                   AIM Intermediate Government Fund
AIM Large Cap Growth Fund                  AIM Global Trends Fund                        AIM Short Term Bond Fund
AIM Weingarten Fund                        AIM International Core Equity Fund(2)         AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                          AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                               MORE CONSERVATIVE                AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                          SECTOR EQUITY                              MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                           MORE AGGRESSIVE                                  TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                         AIM New Technology Fund                                   MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund               AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund             AIM Global Energy Fund                        AIM High Income Municipal Fund
AIM Charter Fund                           AIM Global Financial Services Fund            AIM Municipal Bond Fund
AIM Basic Value Fund                       AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund             AIM Global Utilities Fund                     AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                         AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                            MORE CONSERVATIVE
                                                        MORE CONSERVATIVE
       MORE CONSERVATIVE

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Servicemark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Servicemark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management. As of 12/31/02.

Mutual       Retirement    Annuities   College     Separately    Offshore     Alternative    Cash
Funds        Products                  Savings     Managed       Products     Investments    Management
                                       Plans       Accounts

                      [AIM INVESTMENTS LOGO APPEARS HERE]
                                 --Servicemark-

AIMinvestments.com                                                GOV-SAR-1

                      SEMIANNUAL REPORT / JANUARY 31, 2003

                       AIM LIMITED MATURITY TREASURY FUND

                                  [COVER IMAGE]

                     [AIM INVESTMENTS LOGO APPEARS HERE]

                                 --Servicemark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                          WATER LILIES BY CLAUDE MONET

              MONET PAINTED THESE WATER LILIES IN 1914. MORE THAN A

            CENTURY EARLIER, AN ACT OF THE U.S. CONGRESS ESTABLISHED

            THE U.S. TREASURY. SECURITIES ISSUED BY THE U.S. TREASURY

             ARE THE SAFE, RELIABLE INSTRUMENTS IN WHICH AIM LIMITED

           MATURITY TREASURY FUND INVESTS. WATER LILIES THRIVE IN THE

           SAFE, STILL WATERS OF A POND. INVESTING IN U.S. TREASURIES

                CAN PROVIDE AN ATTRACTIVE COMPLEMENT TO FORMS OF

                    INVESTING MORE SUSCEPTIBLE TO TURBULENCE.

================================================================================

AIM LIMITED MATURITY TREASURY FUND SEEKS LIQUIDITY WITH MINIMUM FLUCTUATION OF PRINCIPAL VALUE, AND, CONSISTENT WITH THIS OBJECTIVE, THE HIGHEST TOTAL RETURN ACHIEVABLE.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Limited Maturity Treasury Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. When sales charges are included in performance figures, Class A share performance reflects the maximum 1.00% sales charge. Class A shares were closed to new investors effective October 30, 2002. Class A3 shares (inception date October 31, 2002) are sold without a sales charge.

o Had the advisor not waived fees and/or absorbed fund expenses in the past, performance figures would have been lower.

o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

o The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman 1- to 2-Year U.S. Treasury Index, which represents the performance of U.S. Treasury issues with maturities of one to two years, is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers.

o The unmanaged Lehman 1- to 2-Year U.S. Government Bond Index, which represents the performance of U.S. Treasury and U.S. government agency issues with maturities of one to two years, is compiled by Lehman Brothers.

o The unmanaged Lipper Short U.S. Treasury Fund Index represents an average of the 10 largest short-term U.S. Treasury funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

      This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           We are forwarding you this report on the activities of your
ROBERT H.           AIM Limited Maturity Treasury Fund for the six-month period
GRAHAM]             ended January 31, 2003. I invite you to carefully read the important information contained in the report.

AIM LIMITED         INVESTMENT CLIMATE
MATURITY TREASURY
FUND HAS POSTED     The three-year bear market for equities--the worst since
POSITIVE TOTAL      before World War II--continued during the reporting period.
RETURNS FOR         Domestic equities marked a low in early October, recovered
EVERY YEAR IN       briefly, then declined again as 2002 drew to a close. The
ITS 15-YEAR         new year opened on an optimistic note, but the rally faded
HISTORY.            and the major domestic stock indexes all produced negative
ROBERT H. GRAHAM    returns for the reporting period as a whole. Even the real estate industry, which had bucked the negative trend in the stock market, faltered. International markets also declined.

                       Diversification again proved its worth, as robust demand
                    for fixed-income investments led to positive returns. For the first half of the reporting period, demand for bonds largely reflected investors' caution. In response to the severe bear market and ongoing high volatility, investors shunned equities in favor of the relative stability of bonds. But their appetite for risk strengthened toward the end of the reporting period. Corporate bonds ended up outperforming risk-free Treasury issues, and the high yield sector, which has languished the past few years, outperformed the investment-grade sector.

   One note of caution concerning the current bond rally: Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

ADDITIONAL BENCHMARKS

One of our ongoing goals is to keep our shareholders well informed. To that end, we have also increased the number of comparative benchmarks we include in these reports.

   o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known, widely reported benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

   o We also include what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the market segments in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

   o In addition, we have included your fund's Lipper category index. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

   Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

   Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss market conditions during the reporting period and their investment strategies. I hope you find their comments informative.

   For the six-month period ended January 31, 2003, AIM Limited Maturity Treasury Fund Class A shares returned 1.61% at net asset value. The Lehman 1-2 Year U.S. Treasury Index returned 1.79%. While past results are no guarantee of future performance, it is noteworthy that AIM Limited Maturity Treasury Fund has posted positive total returns for every year in its 15-year history. I hope that you will continue to view this fund as an important component of your investments portfolio.

   Timely information about your fund and the markets is available at aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

OUTLOOK

   As the reporting period closed, geopolitical risk, lingering doubts about corporate financial reporting, and mixed economic signals still weighed on markets, and, as ever, no one could predict when investor sentiment would change.

   But there are also positive signs. Low interest rates have kept the housing market vigorous and considerably lowered the cost of debt for corporations and other entities. The painful bear market has brought equity values into a much more realistic and attractive range than at the height of the 1990s market frenzy. We at AIM remain essential optimists about the resilience of both our economy and our markets. We are confident that over the long run disciplined investing in a diversified portfolio for which you have realistic expectations will remain a formula for investing success.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
March 5, 2003

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


FUND PROVIDES CONSISTENCY, MINIMAL RISK AND POSITIVE RETURN

For the six-month period ending January 31, 2003, AIM Limited Maturity Treasury Fund Class A shares returned 1.61% at net asset value. As you may know, Class A shares closed to new investors on October 30, 2002. A new share class, Class A3, was introduced on October 31, 2002. As Class A3 shares have only been in existence for three months, results cited are hypothetical results based on Class A share returns at net asset value adjusted to reflect additional Class A3 12b-1 fees.

   See page 3 for a comparison of the returns for AIM Limited Maturity Treasury Fund and pertinent indexes. Please keep in mind that the broad market index, the Lehman Aggregate Bond Index, contains every type of bond except high-yield, and AIM Limited Maturity Treasury Fund holds only Treasury notes, which offer very low risk and therefore more modest returns.

RELEVANT MARKET CONDITIONS

As you know, the protracted bear market experienced by stock funds has proved the importance of a diversified portfolio. For the six-month period ending January 31, 2003, the S&P 500 Index returned -5.26%, and for the one-year period ending on the same date, its return was -23.01%. Positive returns are important in this market, and because investors have been disappointed by the equity market, there has been what is called a "flight to quality." Given the uncertainty of the economic and geopolitical environment, investors have sought a sense of security from high-quality bonds, like Treasuries, agencies, and high-quality corporate bonds. That sort of safety-driven demand has helped keep yields low.

   In addition, during the six-month reporting period, the Federal Reserve Board (the Fed) reduced the fed funds rate to 1.25%. The rate had remained unchanged at 1.75% since December 2001, but on November 6, 2002, the rate was lowered by 0.50%. At the same time, the Fed moved its outlook to a "balanced" position between inflation and recession.

   As you know, the purpose of lowering the fed funds rate is to stimulate economic growth. Unfortunately, lowering the fed funds rate typically has a negative impact on the yields of Treasury bonds and other fixed-income investments--particularly those with short maturities.

   For now, the possibility of rapidly rising interest rates in the near future is slight. In fact, when the rate reduction was announced, the minutes of that meeting stated that, "members anticipated that inflation would remain quite subdued over the year ahead even in the context of some anticipated acceleration in economic activity."

================================================================================

YIELD CURVE--U.S. TREASURY SECURITIES

as of 1/31/03, with time to maturity

AREA OF INVESTMENT FOCUS (1 year - 2 years)

     [LINE CHART]

 3 mos           1.17%
 6 mos           1.18%
 1 yr            1.35%
 2 yrs           1.69%
 5 yrs           2.93%
10 yrs           3.96%
30 yrs           4.84%

Source: Bloomberg LP

================================================================================

                             ... THERE ARE A LOT OF

                            POSITIVES FOR BONDS AS AN

                            ASSET CLASS--PARTICULARLY

                               AS A COMPLEMENT TO

                               OTHER INVESTMENTS.

================================================================================

FUND STRATEGIES AND TECHNIQUES

Our time-tested portfolio management discipline stays the same regardless of the market. We purchase only two-year Treasury notes. Two-year Treasury notes are considered among the safest and highest-quality securities. Because of their low risk, their rate of return is typically modest, but their liquidity is high, since there is a continuous market for them.

   We keep 12 notes in the portfolio, purchasing one a month at auction. We hold each note for one year, at which time we sell it and purchase a new one. This strategy results from research that demonstrates that during most time periods, the period between one and two years before maturity is typically the region in which the slope of the yield curve is steepest, offering the most favorable risk/return ratio and often offering the potential for capital appreciation in addition to income returns.

   This laddered investment strategy causes the fund to earn slightly more than the two-year Treasury note during periods of falling interest rates. This same strategy causes the fund to earn slightly less than the two-year Treasury note during rising interest rate periods.

   As of January 31, 2003, we held 12 U.S. Treasury notes with a weighted average coupon rate of 2.50%. In the fund's annual report of July 31, 2002, the weighted average coupon rate for the portfolio was 3.06%. This is because, as we have sold notes according to our discipline, those we have bought have had lower coupon rates.

   In keeping with the fund's objective of seeking liquidity with minimum fluctuation of principal value, the fund's per-share price varied little over this reporting period. During the six months ended January 31, 2003, the fund's Class A shares' net asset value (NAV) per share remained between $10.46 and $10.59, a fluctuation of just over 1.2%. (Note: AIM Limited Maturity Treasury Fund should not be confused with a money market fund, which attempts to maintain an NAV of $1.00. Although we seek to maintain a relatively stable NAV, the value of fund shares will fluctuate.)

IN CLOSING

We believe that our continuous buy-sell discipline serves to provide an attractive total return over time. The fund's all-Treasury portfolio helps alleviate credit risk, which has been the primary detriment to bond yields for the last two years. The fund's short-duration structure helps protect the fund's NAV against interest rate volatility.

   Even with yields as low as they are, there are a lot of positives for bonds as an asset class--particularly as a complement to other investments. It is our hope that investors now recognize the value of bonds as an integral holding over any time horizon and in any environment.

================================================================================

FUND AND INDEX RETURNS

as of 1/31/03

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

as of 1/31/03

CLASS A SHARES (including sales charges)
Inception (12/15/87)                             6.15%
10 Years                                         5.12
 5 Years                                         5.20
 1 Year                                          3.54

CLASS A3 SHARES (sales charges do not apply)*
10 Years                                         5.01
 5 Years                                         5.20
 1 Year                                          4.33

*Class A3 shares were first offered on Oct. 31, 2002. Returns prior to that date are hypothetical results based on returns of Class A shares (inception date 12/15/87) at net asset value adjusted to reflect Class A3 12b-1 fees.

   Industry regulations require us to provide average annual total returns (including sales charges) as of 12/31/02, the most recent calendar quarter-end. For Class A shares: inception (12/15/87), 6.18%; 10 years, 5.21%; five years, 5.38%; one year, 3.73%. For Class A3 shares: inception, 6.04%; 10 years, 5.11%; five years, 5.38%; one year, 4.52%.

   Past performance cannot guarantee comparable future results.

   DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS. INDEXES

Total Returns 7/31/02-1/31/03
excluding sales charges

================================================================================

Class A Shares                                  1.61%

Class A3 Shares                                 1.51

Lehman Aggregate Bond Index                     5.05

Lehman 1-2 Yr. Govt. Bond Index
(Former Broad Market Index,
Current Style-Specific Index)                   1.84

Lehman 1-2 Yr. U.S. Treasury Index              1.79

Lipper Short U.S. Treasury Fund Category
Average (Peer Group Index)                      2.07

================================================================================

                                    [GRAPHIC]

                           For More Information Visit
                               AIMinvestments.com

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                            CLINT DUDLEY, CO-MANAGER

                            SCOT JOHNSON, CO-MANAGER

================================================================================

                          See important fund and index
                         disclosures inside front cover.

SUPPLEMENT TO ANNUAL REPORT DATED 1/31/03


AIM LIMITED MATURITY TREASURY FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain standards. Performance of Institutional Class shares will differ from performance of Class A shares due to differing sales charges and class expenses.

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended 1/31/03

================================================================================

Inception (7/13/87)               6.41%
10 Years                          5.47
 5 Years                          5.64
 1 Year                           4.72

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended 12/31/02 (most recent
calendar quarter-end)

================================================================================

Inception (7/13/87)               6.45%
10 Years                          5.56
 5 Years                          5.82
 1 Year                           5.01

================================================================================

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call AIM toll free at 800-451-4246.


A I M Distributors, Inc.          LTD-INS-2                     [AIM INVESTMENTS
                                                                 LOGO APPEARS
                                                                 HERE
                                                                --Servicemark--

                             EDUCATION AND PLANNING


WANT TO BE A LONG-TERM INVESTOR?
THESE FOUR TIPS CAN HELP.

================================================================================

                              SUCCESSFUL INVESTING

                             REQUIRES DISCIPLINE AND

                            TIME. MOST OF US CLAIM TO

                            BE LONG-TERM INVESTORS--

                            BUT OUR DISCIPLINE CAN BE

                          SORELY TESTED DURING PERIODS

                             OF MARKET VOLATILITY OR

                            MARKET DECLINES. HERE ARE

                           FOUR TIPS THAT CAN HELP YOU

                              MAINTAIN A LONG-TERM

                            PERSPECTIVE WHEN MARKETS

                                BECOME UNCERTAIN.

================================================================================

1 DON'T TRY TO TIME THE MARKET

Markets rise and fall, and even the most experienced investment professionals can't consistently predict when market trends will change. That's why most investment professionals remain invested for the long term, regardless of short-term market fluctuations.

   Some individual investors, however, exit the market at the first sign of volatility. History shows that by doing so they risk lowering their long-term investment returns.

   Historically, stocks have provided higher average annual total returns than other asset classes. The S&P 500--considered representative of the U.S. stock market as a whole--boasts an average annual total return of 11.07% for the 50 years ended December 31, 2002. During those five decades, America experienced boom and bust, war and peace--but long-term investors were rewarded for their discipline and patience.

   Markets have always been subject to sharp and sudden declines--and equally sharp and sudden gains. Investors who exit the market at the first sign of a decline risk missing out on significant one-day gains.

2 SET REASONABLE EXPECTATIONS

While stocks have outperformed other investments over the last half century, they are subject to much higher or much lower returns in a given year or over relatively short investment periods. The 1990s saw much higher-than-average annual returns, but returns for 2000 were much lower than the historical averages. Like many other things, investment returns are subject to significant volatility over the short term--but they average out over time.

   Take a look at how returns for the S&P 500 compare over the short term and the long term. When markets become difficult, as they have been for the last three years, it's natural to long for the "good old days" of the 1990s when markets experienced robust growth year after year. Long-term investors, of course, realize that the 1990s were as much an aberration as are the double-digit declines


THE LONG AND SHORT OF INVESTING

ANNUAL RETURNS CAN VARY WIDELY, BUT THEY AVERAGE OUT OVER TIME

================================================================================

S&P 500 Index(1)
                                AVERAGE       HIGHEST        LOWEST
TIME PERIOD                     RETURN        RETURN         RETURN
1971-1980                         8.48%          --               --
1975                               --         37.23%              --
1974                               --            --           -26.47%
1981-1990                       13.92            --               --
1985                               --         31.73               --
1981                               --            --            -4.92
1991-2000                       17.44            --               --
1995                               --         37.53               --
2000                               --            --            -9.10
30-year average (1971-2000):    13.22            --               --

Source: Lipper, Inc.

================================================================================
we've seen more recently. Long-term investors look past short-term declines and keep reasonable long-term expectations.

   Remember, on average, a 20% market decline occurs every five years, and 10 20% corrections occurred in the 54-year period from 1946 to 1999. The market declines of 2000 and 2002 are nothing new to long-term investors.

3 PRACTICE DOLLAR-COST AVERAGING

Saving and investing for long-term goals, such as retirement, is a lifelong process--something we need to do year after year, regardless of temporary market conditions.

   Dollar-cost averaging can take the guesswork out of investing and can help you achieve your long-term investment goals. When you practice dollar-cost averaging, you invest a fixed amount of money at regular intervals regardless of market conditions. You can decide how much and how often to invest.

   There are several advantages to dollar-cost averaging:

o Regular investing helps you make the most of market swings. By investing a fixed amount on a regular basis, you automatically buy more shares when prices are low and fewer shares when prices are high.

o Your average cost per share is less than your average price per share. (The chart below illustrates how dollar-cost averaging works.) The only time this would not occur is if share prices remain constant.

o This strategy is especially appropriate for long-term investments, such as retirement plans. This is because the longer you maintain a regular investment program, the more likely it is that you will buy shares at a wide variety of prices.

o You will be less tempted to make decisions based on short-term events or market conditions. Dollar-cost averaging helps take the emotion out of the investment process.

4 TALK WITH YOUR FINANCIAL ADVISOR

Any time of uncertainty is a good time to speak with your financial advisor.

   Your financial advisor can help you maintain a long-term investment perspective. He or she is familiar with your unique financial situation and financial goals. He or she can work with you to ensure that your investments are still appropriate to achieve your long-term financial goals--or can recommend changes to your investments based on changing market conditions or your changing needs.

   Your financial advisor can help you remain committed to your long-term financial goals and can explain how a disciplined approach to investing can be beneficial over the long term. Also, your financial advisor can ensure that your investments are diversified across various asset classes and investment styles to manage risk.

The unmanaged Standard and Poor's Composite Index of 500 Stocks (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. Results assume the reinvestment of dividends. An investment cannot be made directly in an index.

No investment technique can assure a profit or protect against losses in declining markets. Because dollar-cost averaging involves investing continuously regardless of fluctuating securities prices, you should consider your ability to continue making purchases during periods of low price levels.

Source: Ibbotson Associates

DOLLAR-COST AVERAGING CAN BENEFIT LONG-TERM INVESTORS

================================================================================

                                  AMOUNT          SHARE          SHARES
MONTH                            INVESTED         PRICE         PURCHASED
January                         $  200.00        $24.00           8.333
February                           200.00         20.00          10.000
March                              200.00         14.00          14.286
April                              200.00         18.00          11.111
May                                200.00         22.00           9.091
June                               200.00         24.00           8.333
Total invested:                 $1,200.00
Average price per share:                          20.33
Total shares purchased:                                          61.154
Average cost per share:                           19.62

This is a hypothetical example demonstrating how dollar-cost averaging works. It does not reflect the performance of any particular investment.

================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2003
(unaudited)

                                                                          PAR         MARKET
                                                      MATURITY           (000S)       VALUE
-----------------------------------------------------------------------------------------------
U.S. TREASURY NOTES--99.50%
3.00%                                                        02/29/04   $ 60,000   $ 61,040,400
-----------------------------------------------------------------------------------------------
3.63%                                                        03/31/04     60,500     62,088,125
-----------------------------------------------------------------------------------------------
3.38%                                                        04/30/04     60,500     61,984,065
-----------------------------------------------------------------------------------------------
3.25%                                                        05/31/04     60,500     61,946,555
-----------------------------------------------------------------------------------------------
2.88%                                                        06/30/04     60,500     61,700,320
-----------------------------------------------------------------------------------------------
2.25%                                                        07/31/04     60,500     61,180,625
-----------------------------------------------------------------------------------------------
2.13%                                                        08/31/04     60,500     61,076,565
-----------------------------------------------------------------------------------------------
1.88%                                                        09/30/04     60,500     60,830,935
-----------------------------------------------------------------------------------------------
2.13%                                                        10/31/04     60,500     61,057,810
-----------------------------------------------------------------------------------------------
2.00%                                                        11/30/04     60,300     60,705,216
-----------------------------------------------------------------------------------------------
1.75%                                                        12/31/04     60,000     60,084,600
-----------------------------------------------------------------------------------------------
1.63%                                                        01/31/05     59,900     59,796,972
===============================================================================================
Total U.S. Treasury Notes (Cost $724,808,390)                                       733,492,188
===============================================================================================
TOTAL INVESTMENTS--99.50%                                                           733,492,188
===============================================================================================
OTHER ASSETS LESS LIABILITIES--0.50%                                                  3,677,548
===============================================================================================
NET ASSETS--100.00%                                                                $737,169,736
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $724,808,390)                                $733,492,188
-----------------------------------------------------------
Cash                                                 93,582
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                2,473,578
-----------------------------------------------------------
  Interest                                        4,103,135
-----------------------------------------------------------
Investment for deferred compensation plan            41,646
-----------------------------------------------------------
Other assets                                         80,499
===========================================================
    Total assets                                740,284,628
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          2,662,571
-----------------------------------------------------------
  Dividends                                         194,602
-----------------------------------------------------------
  Deferred compensation plan                         41,646
-----------------------------------------------------------
Accrued distribution fees                           128,814
-----------------------------------------------------------
Accrued trustees' fees                                  863
-----------------------------------------------------------
Accrued transfer agent fees                          82,682
-----------------------------------------------------------
Accrued operating expenses                            3,714
===========================================================
    Total liabilities                             3,114,892
===========================================================
Net assets applicable to shares outstanding    $737,169,736
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $700,247,785
___________________________________________________________
===========================================================
Class A3                                       $ 34,478,355
___________________________________________________________
===========================================================
Institutional Class                            $  2,443,596
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          66,823,706
___________________________________________________________
===========================================================
Class A3                                          3,290,865
___________________________________________________________
===========================================================
Institutional Class                                 233,231
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.48
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.48 divided by
      99.00%)                                  $      10.59
___________________________________________________________
===========================================================
Class A3:
  Net asset value and offering price per
    share                                      $      10.48
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.48
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS

For the six months ended January 31, 2003
(Unaudited)

INVESTMENT INCOME:

Interest                                        $ 9,940,681
===========================================================

EXPENSES:

Advisory fees                                       710,967
-----------------------------------------------------------
Administrative services fees                         83,520
-----------------------------------------------------------
Custodian fees                                        8,060
-----------------------------------------------------------
Distribution fees -- Class A                        547,253
-----------------------------------------------------------
Distribution fees -- Class A3                        14,042
-----------------------------------------------------------
Transfer agent fees                                 451,785
-----------------------------------------------------------
Transfer agent fees -- Institutional Class              852
-----------------------------------------------------------
Trustees' fees                                        6,262
-----------------------------------------------------------
Other                                               101,486
===========================================================
    Total expenses                                1,924,227
===========================================================
Less: Expenses paid indirectly                       (5,555)
===========================================================
    Net expenses                                  1,918,672
===========================================================
Net investment income                             8,022,009
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities      5,099,203
-----------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities        (1,832,003)
===========================================================
Net gain from investment securities               3,267,200
===========================================================
Net increase in net assets resulting from
  operations                                    $11,289,209
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2003 and the year ended July 31, 2002 (Unaudited)

                                                                 JANUARY 31,          JULY 31,
                                                                     2003               2002
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                          $  8,022,009       $ 19,243,725
------------------------------------------------------------------------------------------------
  Net realized gain from investment securities                      5,099,203         12,398,048
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                          (1,832,003)         4,356,374
================================================================================================
    Net increase in net assets resulting from operations           11,289,209         35,998,147
================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (7,917,527)       (19,170,139)
------------------------------------------------------------------------------------------------
  Class A3                                                            (70,759)                --
------------------------------------------------------------------------------------------------
  Institutional Class                                                 (33,723)           (70,078)
------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                          (7,010,173)                --
------------------------------------------------------------------------------------------------
  Class A3                                                           (129,528)                --
------------------------------------------------------------------------------------------------
  Institutional Class                                                 (24,193)                --
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                           7,764,904        171,767,941
------------------------------------------------------------------------------------------------
  Class A3                                                         34,586,739                 --
------------------------------------------------------------------------------------------------
  Institutional Class                                                (513,376)         1,091,152
================================================================================================
    Net increase in net assets                                     37,941,573        189,617,023
================================================================================================

NET ASSETS:

  Beginning of period                                             699,228,163        509,611,140
================================================================================================
  End of period                                                  $737,169,736       $699,228,163
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                  $723,426,740       $681,588,473
------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities        5,059,198          7,123,889
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                  8,683,798         10,515,801
================================================================================================
                                                                 $737,169,736       $699,228,163
________________________________________________________________________________________________
================================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management company consisting of nine separate series portfolios each having an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value and, consistent with this objective, the highest total return achievable.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the above method are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.20% on the first $500 million of the Fund's average daily net assets, plus 0.175% on the Fund's average daily net assets in excess of $500 million.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2003, AIM was paid $83,520 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2003, AFS retained $193,966 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares, Class A3 shares and the Institutional Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class A3 shares (collectively the "Plans"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rates of 0.15% of the Fund's average daily net assets of Class A shares and 0.35% of the average daily net assets of Class A3 shares. Of these amounts, the Fund may pay a service fee of 0.15% of the average daily net assets of Class A shares and 0.25% of the average daily net assets of Class A3 shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2003, Class A and Class A3 shares paid $547,253 and $14,042, respectively.

    Front-end sales commissions and CDSCs are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2003, AIM Distributors retained $77,275 in front-end sales commissions from the sale of Class A shares and $14,472 and $0 for Class A and Class A3 shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS, and/or AIM Distributors.

    During the six months ended January 31, 2003, the Fund paid legal fees of $2,615 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended January 31, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $5,555 under an expense offset arrangement which resulted in a reduction of the Fund's net expenses of $5,555.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2003, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

    AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the six months ended January 31, 2003.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2003 was $504,132,490 and $466,059,571, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2003 was as follows:

Aggregate unrealized appreciation of investment
  securities                                     $8,713,105
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (89,206)
===========================================================
Net unrealized appreciation of investment
  securities                                     $8,623,899
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $724,868,289.


NOTE 8--SHARE INFORMATION

The Fund currently consists of three different classes of shares: Class A shares, Class A3 shares and Institutional Class shares. Class A shares were sold with a front-end sales charge. Under some circumstances, Class A shares are subject to contingent deferred sales charge ("CDSC"). Class A3 shares and Institutional Class shares are sold at net asset value. As of the close of business on October 30, 2002, Class A shares were closed to new investors.

  Changes in shares outstanding during the six months ended January 31, 2003 and the year ended July 31, 2002 were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                      JANUARY 31,                       JULY 31,
                                                                          2003                            2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      22,321,810    $ 235,370,318     75,803,443    $ 786,911,782
--------------------------------------------------------------------------------------------------------------------------
  Class A3*                                                     3,638,776       38,246,673             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               6,127           64,610        184,259        1,912,257
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,224,852       12,869,334      1,557,231       16,184,908
--------------------------------------------------------------------------------------------------------------------------
  Class A3*                                                        17,442          182,638             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 240            2,518            238            2,477
==========================================================================================================================
Reacquired:
  Class A                                                     (22,819,431)    (240,474,748)   (60,767,295)    (631,328,749)
--------------------------------------------------------------------------------------------------------------------------
  Class A3*                                                      (365,353)      (3,842,572)            --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (55,092)        (580,504)       (79,249)        (823,582)
==========================================================================================================================
                                                                3,969,371    $  41,838,267     16,698,627    $ 172,859,093
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Class A3 shares commenced sales on October 31, 2002.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED                               YEAR ENDED JULY 31,
                                                 JANUARY 31,       --------------------------------------------------------------
                                                    2003             2002           2001           2000        1999        1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  10.53         $  10.26       $   9.96       $  10.03    $  10.07    $  10.07
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.12             0.33(a)        0.52(b)        0.51        0.47        0.53
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          0.05             0.27           0.31          (0.07)      (0.04)         --
=================================================================================================================================
    Total from investment operations                  0.17             0.60           0.83           0.44        0.43        0.53
=================================================================================================================================
Less distributions:
  Dividends from net investment income               (0.12)           (0.33)         (0.53)         (0.51)      (0.47)      (0.53)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              (0.10)              --             --             --          --          --
=================================================================================================================================
    Total distributions                              (0.22)           (0.33)         (0.53)         (0.51)      (0.47)      (0.53)
=================================================================================================================================
Net asset value, end of period                    $  10.48         $  10.53       $  10.26       $   9.96    $  10.03    $  10.07
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                       1.61%            5.89%          8.53%          4.50%       4.32%       5.42%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $700,248         $696,259       $507,799       $300,058    $390,018    $345,355
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets               0.52%(d)         0.48%          0.56%          0.54%       0.54%       0.54%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                              2.17%(d)         3.12%(a)       5.15%          5.07%       4.61%       5.29%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                              64%             149%           137%           122%        184%        133%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 3.29%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $723,722,536.
(e)  Not annualized for periods less than one year.

                                                                    CLASS A3
                                                              --------------------
                                                                  OCTOBER 31,
                                                                      2002
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                  JANUARY 31,
                                                                      2003
----------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 10.59
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.05
----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (0.01)
==================================================================================
    Total from investment operations                                   0.04
==================================================================================
Less distributions:
  Dividends from net investment income                                (0.05)
----------------------------------------------------------------------------------
  Distributions from net realized gains                               (0.10)
==================================================================================
    Total distributions                                               (0.15)
==================================================================================
Net asset value, end of period                                      $ 10.48
__________________________________________________________________________________
==================================================================================
Total return(a)                                                        0.41%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $34,478
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets                                0.72%(b)
==================================================================================
Ratio of net investment income to average net assets                   1.97%(b)
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(c)                                               64%
__________________________________________________________________________________
==================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $15,745,569.
(c)  Not annualized for periods less than one year.


                                                                                   INSTITUTIONAL CLASS
                                                         ------------------------------------------------------------------------
                                                         SIX MONTHS
                                                          ENDED                             YEAR ENDED JULY 31,
                                                         JANUARY 31,       ------------------------------------------------------
                                                           2003             2002         2001         2000      1999       1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.53          $10.26       $ 9.96       $10.03    $ 10.07    $ 10.07
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.13            0.34(a)      0.54(b)      0.54       0.49       0.56
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              0.05            0.27         0.31        (0.07)     (0.04)        --
=================================================================================================================================
    Total from investment operations                         0.18            0.61         0.85         0.47       0.45       0.56
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.13)          (0.34)       (0.55)       (0.54)     (0.49)     (0.56)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     (0.10)             --           --           --         --         --
=================================================================================================================================
    Total distributions                                     (0.23)          (0.34)       (0.55)       (0.54)     (0.49)     (0.56)
=================================================================================================================================
Net asset value, end of period                             $10.48          $10.53       $10.26       $ 9.96    $ 10.03    $ 10.07
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                              1.72%           6.05%        8.80%        4.78%      4.55%      5.66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $2,444          $2,970       $1,812       $2,455    $17,131    $50,609
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                      0.31%(d)        0.34%        0.33%(e)     0.29%      0.31%      0.32%
=================================================================================================================================
Ratio of net investment income to average net assets         2.38%(d)        3.26%(a)     5.38%        5.31%      4.84%      5.51%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                     64%            149%         137%         122%       184%       133%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and the Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.35 and the ratio of net investment income to average assets would have been 3.43%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $2,800,291.
(e) Includes expense reimbursement. Ratio of expenses to average net assets excluding reimbursement is 0.41%.
(f)  Not annualized for periods less than one year.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES             OFFICERS                                     OFFICE OF THE FUND
Robert H. Graham              Robert H. Graham                             11 Greenway Plaza
Mark H. Williamson            Chairman and President                       Suite 100
Frank S. Bayley                                                            Houston, TX 77046
Bruce L. Crockett             Mark H. Williamson
Albert R. Dowden              Executive Vice President                     INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                         A I M Advisors, Inc.
Jack M. Fields                Carol F. Relihan                             11 Greenway Plaza
Carl Frischling               Senior Vice President and Secretary          Suite 100
Prema Mathai-Davis                                                         Houston, TX 77046
Lewis F. Pennock              Gary T. Crum
Ruth H. Quigley               Senior Vice President                        TRANSFER AGENT
Louis S. Sklar                                                             A I M Fund Services, Inc.
                              Dana R. Sutton                               P.O. Box 4739
                              Vice President and Treasurer                 Houston, TX 77210-4739

                              Stuart W. Coco                               CUSTODIAN
                              Vice President                               The Bank of New York
                                                                           100 Church Street
                              Melville B. Cox                              New York, NY 10286
                              Vice President
                                                                           COUNSEL TO THE FUND
                              Karen Dunn Kelley                            Ballard Spahr
                              Vice President                               Andrews & Ingersoll, LLP
                                                                           1735 Market Street
                              Edgar M. Larsen                              Philadelphia, PA 19103
                              Vice President
                                                                           COUNSEL TO THE TRUSTEES
                                                                           Kramer, Levin, Naftalis & Frankel LLP
                                                                           919 Third Avenue
                                                                           New York, NY 10022

                                                                           DISTRIBUTOR
                                                                           A I M Distributors, Inc.
                                                                           11 Greenway Plaza
                                                                           Suite 100
                                                                           Houston, TX 77046

================================================================================

                                      [ART]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

================================================================================

THE AIM FAMILY OF FUNDS--Registered Trademark--

        DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

       MORE AGGRESSIVE                                   MORE AGGRESSIVE                                 TAXABLE

AIM Emerging Growth Fund                   AIM Developing Markets Fund                               MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)               AIM European Small Company Fund
AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund(2)               AIM High Yield Fund II
AIM Opportunities I Fund(2,3)              AIM International Emerging Growth Fund        AIM High Yield Fund
AIM Mid Cap Growth Fund                    AIM Global Aggressive Growth Fund             AIM Strategic Income Fund
AIM Libra Fund                             AIM European Growth Fund(2)                   AIM Income Fund
AIM Dent Demographic Trends Fund           AIM International Growth Fund(2)              AIM Global Income Fund
AIM Opportunities II Fund(2,3)             AIM Global Growth Fund                        AIM Total Return Bond Fund
AIM Constellation Fund                     AIM Worldwide Spectrum Fund                   AIM Intermediate Government Fund
AIM Large Cap Growth Fund                  AIM Global Trends Fund                        AIM Short Term Bond Fund
AIM Weingarten Fund                        AIM International Core Equity Fund(2)         AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                          AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                               MORE CONSERVATIVE                AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                          SECTOR EQUITY                              MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                           MORE AGGRESSIVE                                  TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                         AIM New Technology Fund                                   MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund               AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund             AIM Global Energy Fund                        AIM High Income Municipal Fund
AIM Charter Fund                           AIM Global Financial Services Fund            AIM Municipal Bond Fund
AIM Basic Value Fund                       AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund             AIM Global Utilities Fund                     AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                         AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                            MORE CONSERVATIVE
                                                        MORE CONSERVATIVE
       MORE CONSERVATIVE

*Domestic equity and income Fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Servicemark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Servicemark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management. As of 12/31/02.

Mutual       Retirement    Annuities   College     Separately    Offshore     Alternative    Cash
Funds        Products                  Savings     Managed       Products     Investments    Management
                                       Plans       Accounts


                      [AIM INVESTMENTS LOGO APPEARS HERE]
                                --Servicemark--

AIMinvestments.com                                                    LTD-SAR-1

                      SEMIANNUAL REPORT / JANUARY 31, 2003

                              AIM MONEY MARKET FUND

                                  [COVER IMAGE]

                      [AIM INVESTMENTS LOGO APPEARS HERE]
                                --Servicemark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                                WATER LILIES-1906

                                 BY CLAUDE MONET

================================================================================

In the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           This is the report on the performance of AIM Money Market
ROBERT H.           Fund for the six months ended January 31, 2003. As of the
GRAHAM]             close of the reporting period, the fund's weighted average maturity stood at 34 days and its total net assets were
                    $1.99 billion. Seven-day SEC yields for the fund's Cash
"... THE FUND       Reserve shares, Class B shares, Class C shares, and Class R
CONTINUED TO OFFER  shares were 0.55%, 0.05%, 0.05%, and 0.29%, respectively.
INVESTORS SAFETY    Had the advisor and distributor not waived fees and/or
OF PRINCIPAL        reimbursed expenses, seven-day SEC yields would have been
DURING A YEAR OF    0.43% for Cash Reserve shares, -0.32% for Class B shares,
MARKET VOLATILITY   -0.32% for Class C shares, and 0.17% for Class R shares.
AND ECONOMIC AND
GEOPOLITICAL        RELEVANT MARKET CONDITIONS
UNCERTAINTY."
ROBERT H.           During the reporting period, the U.S. economy continued to
GRAHAM              grow, albeit unevenly. Gross domestic product, the broadest measure of U.S. economic activity, grew at an annualized
rate of 4.0% in the third quarter of 2002, but at an annualized rate of just 1.4% in the fourth quarter. For much of the reporting period, consumer confidence declined even as retail sales remained relatively strong. While unemployment rose for most of the reporting period, auto and home sales reached near-record levels, helped by dealer incentives and low mortgage rates.

   These mixed economic data prompted the U.S. Federal Reserve Board (the Fed) to hold short-term interest rates steady, at 1.75%, for most of 2002. In November, the Fed cut short-term interest rates to 1.25%--its only rate cut of 2002.

   As the reporting period ended, there was a bit of good economic news to match every bit of negative news. Positive economic signs included low interest rates, low inflation, and positive economic growth. Negative signs included a weak job market (unemployment touched 6.0% in December before easing to 5.7% in January), continued depressed capital spending by businesses, and the growing likelihood of war with Iraq.

FUND STRATEGIES AND TECHNIQUES

Throughout the reporting period, the Fed maintained short-term interest rates at levels not seen since the early 1960s. As a result, yields on bank savings accounts and money market funds remained low by historical standards. AIM Money Market Fund was affected by this decline in short-term interest rates. Nonetheless, the fund continued to offer investors safety of principal during a year of market volatility and economic and geopolitical uncertainty. In an effort to achieve the fund's objectives, fund managers always stress:

   o  Safety - providing the highest possible safety of principal

   o  Liquidity - investing in securities that offer liquidity of assets

   o Yield - seeking the highest possible yield consistent with safety of principal

   Keep in mind that an investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. So, although a money market fund seeks to maintain the value of one's investment at $1.00 per share, it is possible to lose money by investing in the fund.

IN CLOSING

Please be assured that your fund managers will continue to work diligently to attempt to meet the fund's objectives of providing as high a level of current income as is consistent with the preservation of capital and liquidity.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
March 5, 2003

================================================================================

                           PORTFOLIO MANAGEMENT TEAM

                                 LAURIE BRIGNAC

                                ESTHER S. CHANCE

                                 DINEEN HUGHES

                               KAREN DUNN KELLEY

                                   ERIC LANE

                                MARQUES MERCIER

                               LYMAN MISSIMER III

                               MARCEL S. THERIOT

================================================================================

                     A SPECIAL MESSAGE TO OUR SHAREHOLDERS


INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

================================================================================

                              [LARSEN & CRUM PHOTO]

     EDGAR M. LARSEN                                           GARY T. CRUM
Chief Investment Officer                                 Director of Investments

================================================================================

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

   We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

   We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

   AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

   AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

   For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company management, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

   Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

   Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

   As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

   AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

   This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

   AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

   We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2003
(Unaudited)


                                                            PAR
                                               MATURITY    (000)         VALUE
-----------------------------------------------------------------------------------
COMMERCIAL PAPER-25.73%(a)

ASSET-BACKED SECURITIES-COMMERCIAL
  LOANS/LEASES-4.52%

Atlantis One Funding Corp. (Rabobank-ABS
  Program Sponsor)
  (Acquired 10/01/02; Cost $19,852,483)
  1.59%(b)                                     03/17/03   $ 20,000   $   19,961,133
-----------------------------------------------------------------------------------
  (Acquired 01/02/03; Cost $69,792,722)
  1.30%(b)                                     03/25/03     70,000       69,868,555
===================================================================================
                                                                         89,829,688
===================================================================================

ASSET-BACKED SECURITIES-CONSUMER
  RECEIVABLES-2.11%

Thunder Bay Funding Inc. (Royal Bank of
  Canada-ABS Program Sponsor)(Acquired
  01/21/03; Cost $42,006,149)
  1.28%(b)                                     04/21/03     42,141       42,022,631
===================================================================================

ASSET-BACKED SECURITIES-MULTI-PURPOSE-5.74%

Edison Asset Securitization, LLC (GE Capital
  Corp.-ABS Program Sponsor)(Acquired
  10/01/02; Cost $31,814,444)
  1.67%(b)                                     02/03/03     32,000       31,997,031
-----------------------------------------------------------------------------------
Falcon Asset Securitization Corp. (Bank One
  N.A.-ABS Program Sponsor)
  (Acquired 01/24/03; Cost $37,958,443)
  1.27%(b)                                     02/24/03     38,000       37,969,167
-----------------------------------------------------------------------------------
Preferred Receivables Funding Corp. (Bank One
  N.A.-ABS Program Sponsor)
  (Acquired 12/11/02; Cost $19,105,552)
  1.33%(b)                                     03/12/03     19,170       19,142,379
-----------------------------------------------------------------------------------
Windmill Funding Corp. (ABN AMRO Bank,
  N.V.-ABS Program Sponsor)
  (Acquired 10/28/02; Cost $24,821,736)
  1.70%(b)                                     03/28/03     25,000       24,935,069
===================================================================================
                                                                        114,043,646
===================================================================================

ASSET-BACKED SECURITIES-TRADE
  RECEIVABLES-9.38%

Bills Securitisation Ltd. (Germany) (Deutsche
  Bank A.G.-ABS Program Sponsor) (Acquired
  01/22/03; Cost $49,729,778)
  1.28%(b)                                     06/23/03     50,000       49,747,556
-----------------------------------------------------------------------------------
Blue Ridge Asset Funding Corp. (Wachovia Bank
  N.A.-ABS Program Sponsor)
  (Acquired 01/07/03; Cost $62,212,248)
  1.30%(b)                                     02/19/03     62,309       62,268,499
-----------------------------------------------------------------------------------
Eureka Securitization, Inc. (Citibank
  N.A.-ABS Program Sponsor) (Acquired
  01/22/03; Cost $29,454,898)
  1.28%(b)                                     03/06/03     29,500       29,465,387
-----------------------------------------------------------------------------------

                                                            PAR
                                               MATURITY    (000)         VALUE
-----------------------------------------------------------------------------------

ASSET-BACKED SECURITIES-TRADE RECEIVABLES-(CONTINUED)

FCAR Owner Trust-Series II (Ford Motor Credit
  Co.-ABS Program Sponsor) (Acquired
  11/05/02; Cost $24,819,500)
  1.52%(b)                                     04/25/03   $ 25,000   $   24,912,389
-----------------------------------------------------------------------------------
New Center Asset Trust (General Motors
  Acceptance Corp.-ABS Program Sponsor)
  (Acquired 10/30/02; Cost $19,863,083)
  1.59%(b)                                     04/03/03     20,000       19,946,117
===================================================================================
                                                                        186,339,948
===================================================================================

DIVERSIFIED FINANCIAL SERVICES-3.98%

General Electric Capital Corp.
  1.58%                                        04/03/03     40,000       39,892,911
-----------------------------------------------------------------------------------
Morgan Stanley, Floating Rate,
  1.39%(c)                                     02/21/03     14,200       14,200,000
-----------------------------------------------------------------------------------
National Australia Funding (Delaware) Inc.
  2.09%                                        02/07/03     25,000       24,991,292
===================================================================================
                                                                         79,084,203
===================================================================================
    Total Commercial Paper (Cost
      $511,320,116)                                                     511,320,116
===================================================================================

U.S. GOVERNMENT AGENCY SECURITIES-12.02%

FEDERAL HOME LOAN BANK-4.45%

Unsec. Bonds,
  1.61%                                        12/08/03     40,000       40,000,000
-----------------------------------------------------------------------------------
  1.70%                                        12/08/03     30,000       30,000,000
-----------------------------------------------------------------------------------
  3.75%                                        02/13/04     18,000       18,433,882
===================================================================================
                                                                         88,433,882
===================================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-3.76%

Disc. Notes,
  1.29%(a)                                     04/25/03     75,000       74,776,938
===================================================================================

OVERSEAS PRIVATE INVESTMENT CORP.-3.81%(d)(e)

Gtd. Floating Rate Participation Ctfs.,
  1.36%                                        07/15/03     18,000       18,000,000
-----------------------------------------------------------------------------------
  1.24%                                        01/15/15      3,700        3,700,000
-----------------------------------------------------------------------------------
  1.24%                                        05/15/15     53,900       53,900,000
===================================================================================
                                                                         75,600,000
===================================================================================
    Total U.S. Government Agency Securities
      (Cost $238,810,820)                                               238,810,820
===================================================================================

MASTER NOTE AGREEMENTS-7.55%(f)

Merrill Lynch Mortgage Capital, Inc.
  1.47%(g)                                     08/18/03     70,000       70,000,000
-----------------------------------------------------------------------------------


                                                            PAR
                                               MATURITY    (000)         VALUE
-----------------------------------------------------------------------------------
MASTER NOTE AGREEMENTS-(CONTINUED)

Morgan Stanley
  1.38%(d)(h)                                  03/17/03   $ 80,000   $   80,000,000
===================================================================================
    Total Master Note Agreements (Cost
      $150,000,000)                                                     150,000,000
===================================================================================

VARIABLE RATE DEMAND NOTES-5.96%

CORPORATE GUARANTEED-0.50%

Mississippi (State of) Business Finance Corp.
  (GE Plastics Project); IDR,
  1.36%(d)(i)(j)                               02/01/23     10,000       10,000,000
===================================================================================

INSURED-0.32%

Michigan (State of) Housing Development
  Authority; Series C RB,
  1.34%(d)(k)                                  12/01/20      6,405        6,405,000
===================================================================================

LETTER OF CREDIT GUARANTEED-5.14%(D)(E)(L)

Capital One Funding Corp., Floating Rate
  Notes (LOC-Bank One N.A.),
  1.40%                                        05/01/26      7,600        7,600,000
-----------------------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (National Benevolent
  Association); Series E RB (LOC-KBC Bank
  N.V.),
  1.40%                                        03/01/30      9,650        9,650,000
-----------------------------------------------------------------------------------
Family Express Corp., LLC-Series A, Loan
  Program Notes (LOC-First of America Bank
  N.A.),
  1.39%                                        04/01/28      9,070        9,070,000
-----------------------------------------------------------------------------------
Health Midwest Ventures-Series 94-A, Floating
  Rate Notes (LOC-Bank of America N.A.),
  2.08%                                        08/01/19     16,330       16,330,000
-----------------------------------------------------------------------------------
KBL Capital Fund Inc.-Series A, Loan Program
  Notes (LOC-National City Bank),
  1.39%                                        05/01/27     16,730       16,730,000
-----------------------------------------------------------------------------------
Miami-Dade (County of) Industrial Development
  Authority (Dolphins Stadium); IDR
  (LOC-Societe Generale),
  1.40%                                        07/01/22        100          100,000
-----------------------------------------------------------------------------------
Mississippi (State of) Business Finance Corp.
  (Telepak Inc. Project); IDR (LOC-Wachovia
  Bank N.A.),
  1.34%                                        09/01/15     20,000       20,000,000
-----------------------------------------------------------------------------------
Mississippi (State of) Business Finance Corp.
  (Viking Range Corp. Project); IDR (LOC-Bank
  of America N.A.),
  1.41%                                        06/01/15     15,230       15,230,000
-----------------------------------------------------------------------------------
Port Blakely Communities; Series C RB
  (LOC-Bank of America N.A.),
  1.35%                                        02/15/21      7,500        7,500,000
===================================================================================
                                                                        102,210,000
===================================================================================
    Total Variable Rate Demand Notes (Cost
      $118,615,000)                                                     118,615,000
===================================================================================

                                                            PAR
                                               MATURITY    (000)         VALUE
-----------------------------------------------------------------------------------


ASSET-BACKED NOTES-5.80%

FULLY BACKED-0.82%

Capital One Auto Finance Trust- Series
  2002-B, Class A1
  1.76%(k)                                     09/15/03   $ 16,247   $   16,247,429
===================================================================================

STRUCTURED INVESTMENT VEHICLES-4.78%

Beta Finance Inc., Floating Rate
  (Citibank International PLC-ABS Program
  Sponsor)(b)(c)
  (Acquired 10/24/02; Cost $50,000,000)
  1.37%                                        10/07/03     50,000       50,000,000
-----------------------------------------------------------------------------------
  (Acquired 10/03/02; Cost $45,000,000)
  1.37%                                        10/14/03     45,000       45,000,000
===================================================================================
                                                                         95,000,000
===================================================================================

TRADE RECEIVABLES-0.20%

World Omni Auto Receivables Trust- Series
  2002-A, Class A1
  1.87%                                        07/15/03      4,018        4,017,971
===================================================================================
    Total Asset-Backed Notes (Cost
      $115,265,400)                                                     115,265,400
===================================================================================

PROMISSORY NOTES-4.93%

Goldman Sachs Group, Inc. (The)(c)
  1.50%                                        03/05/03     48,000       48,000,000
-----------------------------------------------------------------------------------
  1.53%                                        03/21/03     50,000       50,000,000
===================================================================================
    Total Promissory Notes (Cost $98,000,000)                            98,000,000
===================================================================================

CERTIFICATES OF DEPOSIT-4.23%

Danske Bank A/S (Denmark)
  2.00%                                        08/01/03     11,000       11,000,000
-----------------------------------------------------------------------------------
Lloyds Bank TSB Bank PLC-New York (United
  Kingdom)
  2.15%                                        02/10/03     32,000       32,000,000
-----------------------------------------------------------------------------------
Svenska Handelsbanken A.G. (Sweden)
  1.77%                                        02/28/03     41,000       41,000,000
===================================================================================
    Total Certificates of Deposit (Cost
      $84,000,000)                                                       84,000,000
===================================================================================

MEDIUM TERM NOTES-2.52%

M-Market Trust Lilly-Series 2002B, Floating
  Rate Notes, (Acquired 12/03/02; Cost
  $50,000,000)
  1.43% (Cost $50,000,000)(b)(i)               12/03/03     50,000       50,000,000
===================================================================================
    Total Investments (excluding Repurchase
      Agreements) (Cost $1,366,011,336)                               1,366,011,336
===================================================================================


                                                            PAR
                                               MATURITY    (000)         VALUE
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENTS-33.34%(m)

BNP Paribas Securities Corp. (France)
  1.34%(n)                                     02/03/03   $312,640   $  312,639,950
-----------------------------------------------------------------------------------
Greenwich Capital Markets, Inc.
  1.34%(o)                                     02/03/03     87,000       87,000,000
-----------------------------------------------------------------------------------
Morgan Stanley
  1.33%(p)                                     02/03/03    175,000      175,000,000
-----------------------------------------------------------------------------------

                                                            PAR
                                               MATURITY    (000)         VALUE
-----------------------------------------------------------------------------------

REPURCHASE AGREEMENTS-(CONTINUED)

Salomon Smith Barney Inc.
  1.34%(q)                                     02/03/03   $ 88,000   $   88,000,000
===================================================================================
    Total Repurchase Agreements (Cost
      $662,639,950)                                                     662,639,950
===================================================================================
TOTAL INVESTMENTS-102.08% (Cost
  $2,028,651,286)(r)                                                  2,028,651,286
===================================================================================
OTHER ASSETS LESS LIABILITIES-(2.08%)                                   (41,315,549)
===================================================================================
NET ASSETS-100.00%                                                   $1,987,335,737
___________________________________________________________________________________
===================================================================================

Investment Abbreviations:

ABS     - Asset Backed Security
Ctfs.   - Certificates
Disc.   - Discounted
Gtd.    - Guaranteed
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
RB      - Revenue Bonds
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security is traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 01/31/03 was $577,235,913, which represented 29.05% of the Fund's net assets.
(c) Interest rates are redetermined daily. Rate shown is the rate in effect on 01/31/03.
(d) Demand securities; payable upon demand by the Fund with usually no more than seven calendar days' notice.
(e) Interest rates are redetermined weekly. Rates shown are rates in effect on 01/31/03.
(f) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one or two business day's notice based on the timing of the demand. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 01/31/03.
(h) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business day's oral notice for up to 10% of outstanding amount, otherwise, upon seven business day's notice for more than 10% outstanding balance. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 01/31/03.
(i) Interest rates are redetermined monthly. Rates shown are rates in effect on 01/31/03.
(j) Principal and interest payments are guaranteed by the corporate guarantor.
(k) Principal and interest payments are secured by bond insurance provided by MBIA Insurance Co.
(l) Principal and interest payments are guaranteed by letter of credit agreement.
(m) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(n) Joint repurchase agreement entered into 01/31/03 with a maturing value of $1,500,167,500. Collateralized by $1,435,763,000 U.S. Government
    obligations, 0% to 9.80% due 02/03/03 to 07/15/32 with an aggregate market value at 01/31/03 of $1,530,001,170.
(o) Joint repurchase agreement entered into 01/31/03 with a maturing value of $500,055,833. Collateralized by $522,946,566 U.S. Government obligations, 0% to 9.38% due 04/15/03 to 02/01/33 with an aggregate market value at 01/31/03 of $510,005,577.
(p) Joint repurchase agreement entered into 01/31/03 with a maturing value of $500,055,417. Collateralized by $488,214,008 U.S. Government obligations, 5.50% to 6.50% due 05/01/16 to 01/01/33 with an aggregate market value at 01/31/03 of $510,000,000.
(q) Joint repurchase agreement entered into 01/31/03 with a maturing value of $500,055,833. Collateralized by $501,936,317 U.S. Government obligations, 5.00% to 7.50% due 01/01/16 to 08/01/32 with an aggregate market value at 01/31/03 of $523,699,154.
(r) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003
(Unaudited)

ASSETS:

Investments, excluding repurchase agreements
  at value (amortized cost)                   $1,366,011,336
------------------------------------------------------------
Repurchase agreements                            662,639,950
------------------------------------------------------------
Receivables for:
  Fund shares sold                                13,995,045
------------------------------------------------------------
  Interest                                         1,951,751
------------------------------------------------------------
Investment for deferred compensation plan             71,741
------------------------------------------------------------
Other assets                                         472,611
============================================================
    Total assets                               2,045,142,434
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          56,009,944
------------------------------------------------------------
  Dividends                                           31,925
------------------------------------------------------------
  Deferred compensation plan                          71,741
------------------------------------------------------------
Accrued distribution fees                            897,336
------------------------------------------------------------
Accrued trustees' fees                                 1,371
------------------------------------------------------------
Accrued transfer agent fees                          322,411
------------------------------------------------------------
Accrued operating expenses                           471,969
============================================================
    Total liabilities                             57,806,697
============================================================
Net assets applicable to shares outstanding   $1,987,335,737
____________________________________________________________
============================================================

NET ASSETS:

AIM Cash Reserve Shares                       $1,188,726,767
____________________________________________________________
============================================================
Class B                                       $  673,939,447
____________________________________________________________
============================================================
Class C                                       $  117,100,349
____________________________________________________________
============================================================
Class R                                       $    7,569,174
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

AIM Cash Reserve Shares                        1,188,740,482
____________________________________________________________
============================================================
Class B                                          673,899,311
____________________________________________________________
============================================================
Class C                                          117,100,755
____________________________________________________________
============================================================
Class R                                            7,569,398
____________________________________________________________
============================================================
Net asset value and offering price per share
  for each class                              $         1.00
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the six months ended January 31, 2003
(Unaudited)

INVESTMENT INCOME:

Interest                                        $16,966,409
===========================================================

EXPENSES:

Advisory fees                                     5,175,262
-----------------------------------------------------------
Administrative services fees                        194,095
-----------------------------------------------------------
Custodian fees                                       40,514
-----------------------------------------------------------
Distribution fees -- AIM Cash Reserve Shares      1,435,959
-----------------------------------------------------------
Distribution fees -- Class B                      3,487,305
-----------------------------------------------------------
Distribution fees -- Class C                        607,946
-----------------------------------------------------------
Distribution fees -- Class R                          3,665
-----------------------------------------------------------
Transfer agent fees                               1,857,123
-----------------------------------------------------------
Trustees' fees                                        9,731
-----------------------------------------------------------
Other                                               370,484
===========================================================
    Total expenses                               13,182,084
===========================================================
Less: Fees waived and expenses reimbursed          (698,562)
-----------------------------------------------------------
    Expenses paid indirectly                        (15,304)
===========================================================
    Net expenses                                 12,468,218
===========================================================
Net investment income                             4,498,191
===========================================================
Net realized gain from investment securities         39,947
===========================================================
Net increase in net assets resulting from
  operations                                    $ 4,538,138
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2003 and the year ended July 31, 2002 (Unaudited)

                                                               JANUARY 31,         JULY 31,
                                                                   2003              2002
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    4,498,191    $   19,419,288
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities                        39,947             1,145
==============================================================================================
    Net increase in net assets resulting from operations           4,538,138        19,420,433
==============================================================================================
Distributions to shareholders from net investment income:
  AIM Cash Reserve Shares                                         (4,172,856)      (15,341,349)
----------------------------------------------------------------------------------------------
  Class B                                                           (273,250)       (3,410,961)
----------------------------------------------------------------------------------------------
  Class C                                                            (49,529)         (666,967)
----------------------------------------------------------------------------------------------
  Class R                                                             (2,556)              (11)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  AIM Cash Reserve Shares                                            (35,589)               --
----------------------------------------------------------------------------------------------
  Class B                                                            (20,896)               --
----------------------------------------------------------------------------------------------
  Class C                                                             (3,549)               --
----------------------------------------------------------------------------------------------
  Class R                                                                (38)               --
----------------------------------------------------------------------------------------------
Share transactions-net:
  AIM Cash Reserve Shares                                         66,887,801       184,349,260
----------------------------------------------------------------------------------------------
  Class B                                                        (44,050,664)      278,519,026
----------------------------------------------------------------------------------------------
  Class C                                                         (1,844,105)       32,062,975
----------------------------------------------------------------------------------------------
  Class R                                                          7,559,388            10,010
==============================================================================================
    Net increase in net assets                                    28,532,295       494,942,416
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,958,803,442     1,463,861,026
==============================================================================================
  End of period                                               $1,987,335,737    $1,958,803,442
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,987,291,126    $1,958,738,706
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities          44,611            64,736
==============================================================================================
                                                              $1,987,335,737    $1,958,803,442
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES


AIM Money Market Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of discount.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- It is the policy of the Fund to declare dividends from net investment income daily and pay dividends monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.55% on the first $1 billion of the Fund's average daily net assets, plus 0.50% on the Fund's average daily net assets in excess of $1 billion. AIM and/or A I M Distributors, Inc. ("AIM Distributors") voluntarily waived fees and/or reimbursed expenses in order to maintain a minimum yield. The minimum yield may be changed from time to time. During periods of voluntarily fee waivers or reimbursements, AIM and AIM Distributors will retain their ability to be reimbursed for such fee waivers and reimbursements prior to the end of the fiscal year. During the six months ended January 31, 2003, AIM waived advisory fees of $260,906 and AIM Distributors reimbursed $437,656 of Class B and Class C Rule 12b-1 Plan fees.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2003, AIM was paid $194,095 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2003, AFS retained $1,117,743 for such services.

    The Trust has entered into master distribution agreements with AIM Distributors to serve as the distributor for the AIM Cash Reserve Shares, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's AIM Cash Reserve Shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of AIM Cash Reserve shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the AIM Cash Reserve Shares, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2003, the AIM Cash Reserve Shares, Class B, Class C and Class R shares paid $1,435,959, $3,112,353, $545,242, and $3,665, respectively, after reimbursements.

    Front-end sales commissions and CDSCs are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended January 31, 2003, AIM Distributors retained $1,877,527, $22,968, $187,696 and $0 for AIM Cash Reserve Shares, Class B, Class C and Class R shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended January 31, 2003, the Fund paid legal fees of $3,973 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended January 31, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $15,304 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $15,304.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the six months ended January 31, 2003.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.


NOTE 7--SHARE INFORMATION

The Fund currently offers four different classes of shares: AIM Cash Reserve Shares, Class B shares, Class C shares and Class R shares. AIM Cash Reserve shares and Class R shares are sold at net asset value. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class R shares are subject to CDSC charges. Generally, Class B shares will automatically convert to Cash Reserve shares eight years after the end of the calendar month of purchase.

  Changes in shares outstanding during the six months ended January 31, 2003 and the year ended July 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                        YEAR ENDED
                                                                      JANUARY 31,                           JULY 31,
                                                                         2003                                 2002
                                                           ---------------------------------    ---------------------------------
                                                               SHARES            AMOUNT             SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Sold:
  AIM Cash Reserve Shares                                   2,616,220,492    $ 2,616,220,492     7,239,176,762    $ 7,239,176,762
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     298,049,710        298,049,710       920,671,959        920,671,959
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     260,928,048        260,928,048       492,311,444        492,311,444
---------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                     14,602,505         14,602,505            14,201             14,201
=================================================================================================================================
Issued as reinvestment of dividends:
  AIM Cash Reserve Shares                                       3,628,401          3,628,401        12,953,250         12,953,250
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         265,378            265,378         3,021,507          3,021,507
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          44,861             44,861           550,550            550,550
---------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                          2,457              2,457                 5                  5
=================================================================================================================================
Conversion of Class B Shares to AIM Cash Reserve
  Shares**:
  AIM Cash Reserve Shares                                      10,178,608         10,178,608                --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (10,178,608)       (10,178,608)               --                 --
=================================================================================================================================
Reacquired:
  AIM Cash Reserve Shares                                  (2,563,139,700)    (2,563,139,700)   (7,067,780,752)    (7,067,780,752)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (332,187,144)      (332,187,144)     (645,174,440)      (645,174,440)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (262,817,014)      (262,817,014)     (460,799,019)      (460,799,019)
---------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                     (7,045,574)        (7,045,574)           (4,196)            (4,196)
=================================================================================================================================
                                                               28,552,420    $    28,552,420       494,941,271    $   494,941,271
_________________________________________________________________________________________________________________________________
=================================================================================================================================

*  Class R shares commenced sales on June 3, 2002.

** Prior to the six months ended January 31, 2003, conversion of Class B shares to AIM Cash Reserve shares were included in AIM Cash Reserve shares sold and Class B shares reacquired.

NOTE 8--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.



                                                                                  CASH RESERVE
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS                                  SEVEN MONTHS     YEAR ENDED DECEMBER
                                                 ENDED            YEAR ENDED JULY 31,        ENDED                  31,
                                               JANUARY 31,       ----------------------     JULY 31,       ----------------------
                                                  2003              2002         2001         2000           1999         1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $     1.00        $     1.00    $   1.00      $   1.00      $   1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     0.0036            0.0141      0.0467        0.0300(a)     0.0414        0.0453
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income     (0.0036)          (0.0141)    (0.0467)      (0.0300)      (0.0414)      (0.0453)
=================================================================================================================================
Net asset value, end of period                 $     1.00        $     1.00    $   1.00      $   1.00      $   1.00    $     1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                      0.37%             1.42%       4.77%         3.03%         4.22%         4.62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $1,188,727        $1,121,879    $937,532      $912,042      $989,478    $1,179,072
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets(c)           1.00%(d)          1.01%       1.06%         1.07%(e)      1.04%         0.99%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net
  assets                                             0.72%(d)          1.40%       4.61%         5.15%(e)      4.16%         4.53%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.03% for the six months ended January 31, 2003.
(d)  Ratios are annualized and based on average net assets of $1,139,401,811.
(e)  Annualized.

                                                                                   CLASS B
                                             ------------------------------------------------------------------------------------
                                             SIX MONTHS              YEAR ENDED           SEVEN MONTHS            YEAR ENDED
                                                ENDED                 JULY 31,               ENDED               DECEMBER 31,
                                             JANUARY 31,       -----------------------      JULY 31,         --------------------
                                                2003             2002           2001          2000             1999        1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $   1.00         $   1.00       $   1.00      $   1.00         $   1.00    $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         0.0004           0.0065         0.0392        0.0256(a)        0.0339      0.0371
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from net investment
  income                                       (0.0004)         (0.0065)       (0.0392)      (0.0256)         (0.0339)    (0.0371)
=================================================================================================================================
Net asset value, end of period                $   1.00         $   1.00       $   1.00      $   1.00         $   1.00    $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                   0.04%            0.66%          3.99%         2.59%            3.45%       3.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $673,939         $717,967       $439,445      $289,327         $404,911    $310,534
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets(c)        1.65%(d)         1.76%          1.81%         1.82%(e)         1.79%       1.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average
  net assets()                                    0.08%(d)         0.65%          3.86%         4.40%(e)         3.41%       3.71%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.78% for the six months ended January 31, 2003.
(d)  Ratios are annualized and based on average net assets of $691,775,145.
(e)  Annualized.

                                                                                      CLASS C
                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS             YEAR ENDED         SEVEN MONTHS         YEAR ENDED
                                                      ENDED                JULY 31,             ENDED            DECEMBER 31,
                                                   JANUARY 31,       --------------------      JULY 31,      --------------------
                                                      2003             2002        2001          2000          1999        1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   1.00         $   1.00    $   1.00      $   1.00      $   1.00    $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.0004           0.0065      0.0393        0.0256(a)     0.0339      0.0371
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income        (0.0004)         (0.0065)    (0.0393)      (0.0256)      (0.0339)    (0.0371)
=================================================================================================================================
Net asset value, end of period                      $   1.00         $   1.00    $   1.00      $   1.00      $   1.00    $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         0.04%            0.66%       4.00%         2.59%         3.44%       3.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $117,100         $118,947    $ 86,884      $ 45,457      $ 56,636    $ 27,391
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets(c)              1.65%(d)         1.76%       1.81%         1.82%(e)      1.79%       1.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                0.08%(d)         0.65%       3.86%         4.40%(e)      3.41%       3.71%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.78% for the six months ended January 31, 2003.
(d)  Ratios are annualized and based on average net assets of $120,598,012.
(e)  Annualized.


                                                                          CLASS R
                                                              -------------------------------
                                                                                JUNE 3, 2002
                                                              SIX MONTHS        (DATE SALES
                                                                ENDED           COMMENCED) TO
                                                              JANUARY 31,        JULY 31,
                                                                2003               2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   1.00           $   1.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.0023             0.0010
---------------------------------------------------------------------------------------------
Less distributions from net investment income                   (0.0023)           (0.0010)
=============================================================================================
Net asset value, end of period                                 $   1.00           $   1.00
_____________________________________________________________________________________________
=============================================================================================
Total return(a)                                                    0.23%              0.10%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $  7,569           $     10
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets(b)                         1.25%(c)           1.26%(d)
_____________________________________________________________________________________________
=============================================================================================
Ratio of net investment income to average net assets               0.47%(c)           1.15%(d)
_____________________________________________________________________________________________
=============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.28% for the six months ended January 31, 2003.
(c)  Ratios are annualized and based on average net assets of $1,454,153.
(d)  Annualized.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES             OFFICERS                                OFFICE OF THE FUND
Robert H. Graham              Robert H. Graham                        11 Greenway Plaza
Mark H. Williamson            Chairman and President                  Suite 100
Frank S. Bayley                                                       Houston, TX 77046
Bruce L. Crockett             Mark H. Williamson
Albert R. Dowden              Executive Vice President                INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                    A I M Advisors, Inc.
Jack M. Fields                Carol F. Relihan                        11 Greenway Plaza
Carl Frischling               Senior Vice President and Secretary     Suite 100
Prema Mathai-Davis                                                    Houston, TX 77046
Lewis F. Pennock              Gary T. Crum
Ruth H. Quigley               Senior Vice President                   TRANSFER AGENT
Louis S. Sklar                                                        A I M Fund Services, Inc.
                              Dana R. Sutton                          P.O. Box 4739
                              Vice President and Treasurer            Houston, TX 77210-4739

                              Stuart W. Coco                          CUSTODIAN
                              Vice President                          The Bank of New York
                                                                      100 Church Street
                              Melville B. Cox                         New York, NY 10286
                              Vice President
                                                                      COUNSEL TO THE FUND
                              Karen Dunn Kelley                       Ballard Spahr
                              Vice President                          Andrews & Ingersoll, LLP
                                                                      1735 Market Street
                              Edgar M. Larsen                         Philadelphia, PA 19103
                              Vice President
                                                                      COUNSEL TO THE TRUSTEES
                                                                      Kramer, Levin, Naftalis & Frankel LLP
                                                                      919 Third Avenue
                                                                      New York, NY 10022

                                                                      DISTRIBUTOR
                                                                      A I M Distributors, Inc.
                                                                      11 Greenway Plaza
                                                                      Suite 100
                                                                      Houston, TX 77046

================================================================================

                                     [ART]

                                MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

The AIM Family of Funds--Registered Trademark--

        DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

       MORE AGGRESSIVE                                   MORE AGGRESSIVE                                 TAXABLE

AIM Emerging Growth Fund                   AIM Developing Markets Fund                               MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)               AIM European Small Company Fund
AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund(2)               AIM High Yield Fund II
AIM Opportunities I Fund(2,3)              AIM International Emerging Growth Fund        AIM High Yield Fund
AIM Mid Cap Growth Fund                    AIM Global Aggressive Growth Fund             AIM Strategic Income Fund
AIM Libra Fund                             AIM European Growth Fund(2)                   AIM Income Fund
AIM Dent Demographic Trends Fund           AIM International Growth Fund(2)              AIM Global Income Fund
AIM Opportunities II Fund(2,3)             AIM Global Growth Fund                        AIM Total Return Bond Fund
AIM Constellation Fund                     AIM Worldwide Spectrum Fund                   AIM Intermediate Government Fund
AIM Large Cap Growth Fund                  AIM Global Trends Fund                        AIM Short Term Bond Fund
AIM Weingarten Fund                        AIM International Core Equity Fund(2)         AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                          AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                               MORE CONSERVATIVE                AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                          SECTOR EQUITY                              MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                           MORE AGGRESSIVE                                  TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                         AIM New Technology Fund                                   MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund               AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund             AIM Global Energy Fund                        AIM High Income Municipal Fund
AIM Charter Fund                           AIM Global Financial Services Fund            AIM Municipal Bond Fund
AIM Basic Value Fund                       AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund             AIM Global Utilities Fund                     AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                         AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                            MORE CONSERVATIVE
                                                        MORE CONSERVATIVE
       MORE CONSERVATIVE

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Servicemark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Servicemark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management. As of 12/31/02.

Mutual       Retirement    Annuities   College     Separately    Offshore     Alternative    Cash
Funds        Products                  Savings     Managed       Products     Investments    Management
                                       Plans       Accounts

                      [AIM INVESTMENTS LOGO APPEARS HERE]
                                --Servicemark--

AIMinvestments.com                                                    MKT-SAR-1

                      SEMIANNUAL REPORT / JANUARY 31, 2003

                             AIM MUNICIPAL BOND FUND

                                  [COVER IMAGE]

                      [AIM INVESTMENTS LOGO APPEARS HERE]
                                --Servicemark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                WENTWORTH, NEW HAMPSHIRE, BY MAURICE PRENDERGAST

          MAURICE PRENDERGAST WAS AMONG THE FIRST UNEQUIVOCALLY MODERN

           PAINTERS IN AMERICA. HIS WORK CAPTURES THE RICH TONALITIES

            OF A NEW ENGLAND AUTUMN AND THE SIMPLICITY OF SMALL-TOWN

             LIFE AT THE TURN OF THE 20TH CENTURY. AMERICA HAS GROWN

             TREMENDOUSLY OVER THE LAST CENTURY, AND MUNICIPAL BONDS

           HAVE PLAYED AN IMPORTANT ROLE IN THAT GROWTH. AIM MUNICIPAL

           BOND FUND INVESTS IN SECURITIES THAT HELP CITIES AND OTHER

        ENTITIES PROVIDE CRITICAL SERVICES TO THEIR GROWING POPULATIONS.

         WENTWORTH, NEW HAMPSHIRE, 1905. JACK S. BLANTON MUSEUM OF ART,

               THE UNIVERSITY OF TEXAS AT AUSTIN. GIFT OF MARI AND

                JAMES A. MICHENER, 1991. FOR FURTHER INFORMATION,

                         PLEASE VISIT BLANTONMUSEUM.ORG.

================================================================================

AIM MUNICIPAL BOND FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES, CONSISTENT WITH THE PRESERVATION OF PRINCIPAL.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Municipal Bond Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions, and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, and Class C shares will differ due to different sales charge structures and class expenses.

o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.

o The taxable-equivalent yield is calculated in the same manner as the 30-day yield, with an adjustment for a stated, assumed tax rate.

o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day yield will differ.

o The taxable-equivalent distribution rate is calculated in the same manner as the 30-day distribution rate, with an adjustment for a stated, assumed tax rate.

o The average credit quality of the holdings in the fund is historical and is based on A I M Advisors, Inc.'s assessment through an analysis of the portfolio's credit quality, composition, management, and weekly portfolio reviews.

o Revenue bonds are bonds issued to finance public works projects and supported directly by the revenues of the project. General obligation bonds are bonds backed by the full faith and credit (including the taxing and further borrowing power) of a state or municipality. Revenue bonds often are considered more attractive, since many public works projects (water and sewer improvements, for example) are necessities and demand for them remains constant regardless of economic conditions. Shareholders may benefit from their consistent income in the event of an economic slowdown. Escrowed and pre-refunded bonds are bonds whose repayment is guaranteed by the funds from a second bond issue, which usually is invested in U.S. Treasury bonds.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Municipal Bond Index, which represents the performance of investment-grade municipal bonds, is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lipper General Municipal Debt Fund Index represents an average of the performance of the 30 largest municipal-bond funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

      This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           We are forwarding you this report on the activities of your
ROBERT H.           AIM Municipal Bond Fund for the six- month period ended
GRAHAM]             January 31, 2003. I invite you to carefully read the
                    important information contained in the report.

                    INVESTMENT CLIMATE

THROUGHOUT THE REPORTING PERIOD . . .     The three-year bear market for equities--the worst since
 DEMAND FOR HIGH-QUALITY, TAX-EXEMPT      before World War II--continued during the reporting period.
      FIXED-INCOME INVESTMENTS            Domestic equities marked a low in early October, recovered
         REMAINED STRONG.                 briefly, then declined again as 2002 drew to a close. The
         ROBERT H. GRAHAM                 new year opened on an optimistic note, but the rally faded and the major domestic stock indexes all produced negative returns for the reporting period as a whole. Even the real estate industry, which had bucked the negative trend in the stock market, faltered. International markets also declined.

   Diversification again proved its worth, as robust demand for fixed-income investments led to positive returns. For the first half of the reporting period, demand for bonds largely reflected investors' caution. In response to the severe bear market and ongoing high volatility, investors shunned equities in favor of the relative stability of bonds. But their appetite for risk strengthened toward the end of the reporting period. Corporate bonds ended up outperforming risk-free Treasury issues, and the high yield sector, which has languished the past few years, outperformed the investment-grade sector.

   One note of caution concerning the current bond rally: Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

A REPORT ON AIM RESEARCH

The two pages that follow this letter present detailed information on some of the methods we at AIM use to manage your money. I hope it provides you with a better understanding of our investment process. I encourage you to read it carefully. One of our ongoing goals is to keep our shareholders well informed.

   To that end, we have also increased the number of comparative benchmarks we include in these reports.

   o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known, widely reported benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

   o We also include what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the market segments in which it invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

   o In addition, we have included your fund's Lipper category index. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

   Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

   Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss market conditions during the reporting period and their investment strategies. I hope you find their comments informative.

   Throughout the reporting period, uneven economic recovery, geopolitical uncertainty, and stock market volatility prompted many investors to seek refuge in fixed-income securities, and demand for high-quality, fixed-income investments remained strong. For the six months ended January 31, 2003, total return for the fund's Class A shares was 2.86% at net asset value. In comparison, the Lipper General Municipal Debt Fund Index returned 2.20%.

   Timely information about your fund and the markets is available at aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

OUTLOOK

As the reporting period closed, geopolitical risk, lingering doubts about corporate financial reporting, and mixed economic signals still weighed on markets, and, as ever, no one could predict when investor sentiment would change.

   But there were also positive signs. Low interest rates have kept the housing market vigorous and considerably lowered the cost of debt for corporations and other entities. The painful bear market has brought equity values into a much more realistic and attractive range than at the height of the 1990s market frenzy. We at AIM remain essential optimists about the resilience of both our economy and our markets. We are confident that over the long run disciplined investing in a diversified portfolio for which you have realistic expectations will remain a formula for investing success.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
March 5, 2003

                     A SPECIAL MESSAGE TO OUR SHAREHOLDERS


INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

================================================================================

                              [LARSEN & CRUM PHOTO]

    EDGAR M. LARSEN                                            GARY T. CRUM
Chief Investment Officer                                 Director of Investments

================================================================================

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

   We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

   We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of style and strategy.

   AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

   AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

   For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company management, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

   Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

   Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

   As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

   AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

   This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

   AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

   We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


FUND CONTINUES TO DELIVER POSITIVE RETURN, ATTRACTIVE INCOME

Throughout the reporting period, uneven economic recovery, geopolitical uncertainty, and stock market volatility prompted many investors to seek refuge in fixed-income securities. As investors sought safety of principal and attractive current income exempt from federal taxation, demand for high-quality, tax-exempt fixed-income investments remained strong.

   For the six months ended January 31, 2003, total return for the Class A, Class B, and Class C shares of AIM Municipal Bond Fund was 2.86%, 2.48%, and 2.49%, respectively, at net asset value. In comparison, the Lehman Municipal Bond Index returned 3.16% and the Lipper General Municipal Debt Fund Index returned 2.20%.

RELEVANT MARKET CONDITIONS

During the reporting period, the U.S. economy continued to grow, albeit unevenly. Gross domestic product (GDP), the broadest measure of U.S. economic activity, grew at an annualized rate of 4.0% in the third quarter of 2002, but at an annualized rate of just 1.4% in the fourth quarter. Consumer confidence declined even as retail sales remained relatively strong. While unemployment rose for most of the reporting period, auto and home sales reached near-record levels, helped by dealer incentives and low mortgage rates.

   These mixed economic data prompted the U.S. Federal Reserve Board (the Fed) to hold short-term interest rates steady, at 1.75%, for most of 2002. In November, the Fed cut short-term interest rates to 1.25%--its only rate cut of the year.

   As the reporting period ended, there was a bit of good economic news to match every bit of negative news. Positive economic signs included low interest rates, low inflation, and positive economic growth. Negative signs included a weak job market (unemployment touched 6.0% in December before easing to 5.7% in January), continued depressed capital spending by businesses, and the growing likelihood of war with Iraq.

   New issuance volume was strong throughout 2002. Long-term new issuance totaled $358.4 billion in 2002, more than 25% higher than in 2001. Since 1998, voters have approved a great many bond issues; historically low interest rates and strong investor demand were responsible for those issues coming to market. Munis struggled for much of the fourth quarter of 2002, due in part to significant new issuance, which led to a cheapening of munis relative to Treasuries. At times during the quarter, short-dated munis offered higher yields than Treasuries. Generally, municipal bonds are considered inexpensive when they offer 80% or more of comparable Treasury yields.

   During the third quarter of 2002, safety reigned supreme, with insured munis--bonds

FUND RETURNS

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 1/31/03, including sales charges

                                                          AFTER TAXES
                                                        ON DISTRIBUTIONS
                      BEFORE          AFTER TAXES         AND SALE OF
                      TAXES        ON DISTRIBUTIONS        FUND SHARES


CLASS A SHARES
Inception (3/28/77)    6.31%            6.01%                 6.03%
10 Years               4.80             4.74                  4.82
 5 Years               3.38             3.37                  3.64
 1 Year                1.30             1.30                  2.58

CLASS B SHARES
Inception (9/1/93)     4.07%            4.01%                 4.10%
 5 Years               3.27             3.26                  3.44
 1 Year                0.45             0.45                  1.84

CLASS C SHARES
Inception (8/4/97)     3.86%            3.85%                 3.92%
 5 Years               3.62             3.61                  3.72
 1 Year                4.59             4.59                  4.39

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/02, last calendar quarter-end, including sales charges

                                                          AFTER TAXES
                                                       ON DISTRIBUTIONS
                      BEFORE          AFTER TAXES         AND SALE OF
                      TAXES        ON DISTRIBUTIONS       FUND SHARES

CLASS A SHARES
Inception (3/28/77)    6.34%             6.04%               6.06%
10 Years               4.92              4.86                4.93
 5 Years               3.61              3.60                3.83
 1 Year                3.16              3.16                3.74

CLASS B SHARES
Inception (9/1/93)     4.14%             4.07%               4.15%
 5 Years               3.48              3.47                3.61
 1 Year                2.31              2.31                3.00

CLASS C SHARES
Inception (8/4/97)     3.95%             3.94%               4.00%
 5 Years               3.80              3.79                3.86
 1 Year                6.33              6.33                5.47

Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================
rated AAA because they are backed by insurance--outperforming general obligation, revenue, and short-duration pre-refunded bonds. During the fourth quarter, the municipal market was led by short-duration pre-refunded bonds; that sector managed a gain while returns for other sectors--general obligation, revenue, and insured bonds--were flat or negative.

   At the close of the reporting period, we believed that the next move in interest rates was likely to be upward, although no increase seemed imminent. But considerable uncertainty remained about the pace of economic recovery and about the possibility of war with Iraq--either of which could affect the future direction of interest rates.

FUND STRATEGIES AND TECHNIQUES

As always, we managed the fund primarily for net asset value (NAV) stability and relatively high yield, not total return. We do this because we believe that tax-free yield is more important to tax-conscious investors, since capital appreciation, the other component of total return, is taxable. During the reporting period, the fund's NAV remained in a relatively narrow range of $7.92 and $8.24 for all share classes, continuing the fund's long history of relative price stability. While we endeavor to maintain a relatively stable NAV, the fund's net asset value will not be as stable as that of a money market fund.

   During the course of the reporting period, we made no significant changes in the portfolio, although we shortened its duration modestly. At the beginning of the reporting period, duration was 6.4 years and at its close, duration stood at
5.9 years.

   We did not favor any particular sector during the reporting period. In the third quarter of 2002, education revenue bonds led all sectors while electric utility bonds, particularly those tied to public utility companies, struggled. During the reporting period, we added some hospital revenue bonds, which have rebounded smartly from last year. The majority of the fund's hospital holdings were insured, giving them a AAA rating. We slightly increased our airport bond holdings. Keep in mind that airport bonds are backed by the revenues of the facility; airline bonds are typically tied to an air carrier's revenue from a single airport.

   We continued to favor higher quality issues, maintaining the fund's AA/Aa average quality rating. Given economic and other uncertainties, we continued to favor revenue bonds of essential projects over those of more discretionary projects whenever possible. For example, we favored revenue bonds for water treatment facilities over those for sports stadiums.

IN CLOSING

We were pleased to have been able to provide positive total return, deliver attractive current income exempt from federal taxation, and protect shareholders' principal during the reporting period. We will continue to work diligently to do so regardless of economic conditions or geopolitical developments going forward.

FUND HOLDINGS AND PERFORMANCE

as of 1/31/03

================================================================================

BOND HOLDINGS BY TYPE

based on total net assets

        [PIE CHART]

REVENUE                    69.9%
GENERAL OBLIGATION         26.9%
OTHER                       3.2%


  WEIGHTED AVERAGE MATURITY    18.6 years
  AVERAGE DURATION              5.9 years
  AVERAGE CREDIT QUALITY           AA/Aa
  TOTAL NUMBER OF HOLDINGS          358
  TOTAL NET ASSETS            $475.6 million

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

================================================================================

===================================================================================================
FUND PROVIDES ATTRACTIVE CURRENT INCOME          CLASS A SHARES   CLASS B SHARES     CLASS C SHARES
---------------------------------------------------------------------------------------------------
30-Day Distribution Rate                                4.45%           3.92%              3.93%

Taxable-Equivalent 30-Day Distribution Rate*            7.25            6.38               6.40

30-Day Yield                                            3.53            2.96               2.96

Taxable-Equivalent 30-Day Yield*                        5.75            4.82               4.82

* Assumes highest marginal federal income tax rate in effect on January 31, 2003--38.6%.

====================================================================================================

FUND VS. INDEXES

Total Returns 7/31/02-1/31/03, excluding sales charges

================================================================================

Class A Shares                                                             2.86%

Class B Shares                                                             2.48

Class C Shares                                                             2.49

Lehman Municipal Bond Index (Broad Market Index/Style Specific Index)      3.16

Lipper General Municipal Debt Fund Index (Peer Group Index)                2.20

================================================================================

                                    [GRAPHIC]

                           For More Information Visit
                               AIMinvestments.com

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                                RICHARD A. BERRY

                                STEPHEN D. TURMAN

                       ASSISTED BY THE MUNICIPAL BOND TEAM

================================================================================

                          See important fund and index
                         disclosures inside front cover.

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2003
(Unaudited)


                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------
ALABAMA-1.37%

Alabama (State of) Public School & College
  Authority; Capital Improvement Series 1999
  C RB
  5.75%, 07/01/17                               AA     Aa3      $1,400     $  1,561,897
---------------------------------------------------------------------------------------
Birmingham (City of) Special Care Facilities
  Financing Authority (Children's Hospital of
  Alabama); Health Care Facility Series 2002
  RB
  5.38%, 06/01/23(b)                           AAA     Aaa       1,500        1,562,955
---------------------------------------------------------------------------------------
Courtland (City of) Industrial Development
  Board (Champion International Corp.
  Project); Refunding Environmental
  Improvement Series 1996 RB
  6.40%, 11/01/26(c)                            --    Baa2       2,315        2,396,557
---------------------------------------------------------------------------------------
Jefferson (County of); Capital Improvement
  Sewer Series 2001 A RB Wts.
  5.00%, 02/01/41(b)                           AAA     Aaa       1,000          988,250
=======================================================================================
                                                                              6,509,659
=======================================================================================

ALASKA-0.23%

Alaska (State of) Housing Finance Corp.;
  Collateralized First Veterans' Home
  Mortgage Series 1992 A-2 RB
  6.75%, 12/01/24(c)                           AAA     Aaa       1,065        1,076,683
=======================================================================================

AMERICAN SAMOA-0.30%

American Samoa (Territory of); Refunding
  Unlimited Tax Series 2000 GO
  6.00%, 09/01/08(b)                            A      --        1,280        1,436,557
=======================================================================================

ARIZONA-0.97%

Pima (County of) Industrial Development
  Authority (Radisson City Center Project);
  Refunding Development Series 2002 RB
  6.50%, 12/01/09(d)                            --     --          365          365,197
---------------------------------------------------------------------------------------
  6.70%, 12/01/10(d)                            --     --          390          390,304
---------------------------------------------------------------------------------------
  6.70%, 12/01/11(d)                            --     --          415          415,440
---------------------------------------------------------------------------------------
Pima (County of) Unified School District No.
  10; Unlimited Tax School Improvement Series
  1992 E GO
  6.50%, 07/01/05                               A+     A2        3,100        3,445,619
=======================================================================================
                                                                              4,616,560
=======================================================================================

                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------


ARKANSAS-0.58%

Jefferson (County of) (Regional Medical
  Center Project); Refunding & Improvement
  Hospital Series 2001 RB
  5.85%, 06/01/26                               A      --       $  500     $    516,570
---------------------------------------------------------------------------------------
University of Arkansas (Fayetteville Campus
  Facilities); University Series 2002 RB
  5.00%, 12/01/27(b)                            --     Aaa       1,155        1,162,045
---------------------------------------------------------------------------------------
Van Buren (County of); Refunding &
  Construction Sales & Use Tax Series 2000 RB
  5.60%, 12/01/25(b)                            --     Aaa       1,000        1,061,630
=======================================================================================
                                                                              2,740,245
=======================================================================================

CALIFORNIA-2.09%

Abag Financing Authority for Non-Profit
  Corps. (Lincoln Glen Manor for Sr.
  Citizens); Series 2000 COP 6.10%, 02/15/25    A      --        1,000        1,079,260
---------------------------------------------------------------------------------------
Abag Financing Authority for Non-Profit
  Corps. (Lytton Gardens Inc.); Series 1999
  COP
  6.00%, 02/15/19                               A      --        2,085        2,183,454
---------------------------------------------------------------------------------------
Abag Financing Authority for Non-Profit
  Corps. (Old Fellows Home of California);
  Series 1999 COP 6.00%, 08/15/24               A      --        1,000        1,080,500
---------------------------------------------------------------------------------------
California (State of) Department of Water
  Resources; Power Supply Series 2002 A RB
  5.38%, 05/01/22                              BBB+    A3        1,000        1,018,440
---------------------------------------------------------------------------------------
California (State of) Educational Facilities
  Authority (Fresno Pacific University);
  Series 2000 A RB
  6.05%, 03/01/11                               --    Baa3       1,350        1,500,957
---------------------------------------------------------------------------------------
Foothill/Eastern Corridor Agency (California
  Toll Road Project); Sr. Lien Series 1995 A
  RB
  6.00%, 01/01/10(e)(f)                        AAA     Aaa         400          469,700
---------------------------------------------------------------------------------------
Los Angeles (County of); Series 2001 RB
  5.15%, 02/12/06
  (Acquired 03/29/01;
  Cost $329,954)(d)(g)                          --     --          328          347,558
---------------------------------------------------------------------------------------
Sacramento (City of) Cogeneration Authority
  (Proctor & Gamble Project); Series 1995 RB
  7.00%, 07/01/04                              BBB     --          500          536,860
---------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------
CALIFORNIA-(CONTINUED)

Sacramento City Financing Authority
  (Convention Center Hotel); Sr. Series 1999
  A RB
  6.25%, 01/01/30(d)                            --     --       $  750     $    735,030
---------------------------------------------------------------------------------------
Whittier (City of) Utility Authority; Water
  Series 2003 RB
  5.00%, 06/01/33(b)                           AAA     Aaa       1,000        1,001,130
=======================================================================================
                                                                              9,952,889
=======================================================================================

COLORADO-3.26%

Aurora (City of); Public Improvement Series
  2000 COP
  5.50%, 12/01/30(b)                           AAA     Aaa       3,230        3,382,198
---------------------------------------------------------------------------------------
Broomfield (City of); Refunding & Improvement
  Sales & Use Tax Series 2002 A RB
  5.00%, 12/01/31(b)                            --     Aaa       1,000        1,009,210
---------------------------------------------------------------------------------------
Colorado (State of) E-470 Public Highway
  Authority; Sr. Series 2000 A RB
  5.75%, 09/01/35(b)                           AAA     Aaa       1,000        1,090,330
---------------------------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Student
  Housing-University of Colorado Foundation
  Project); Series 2002 RB
  5.00%, 07/01/22(b)                           AAA     Aaa       1,000        1,035,290
---------------------------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Exempla Inc.); Series 2002 A RB
  5.50%, 01/01/23                               A      A1        3,500        3,507,735
---------------------------------------------------------------------------------------
  5.63%, 01/01/33                               A      A1        2,000        2,008,180
---------------------------------------------------------------------------------------
El Paso (County of) School District No. 2
  (Harrison); Unlimited Tax Series 2001 GO
  5.25%, 12/01/26(b)                            --     Aaa       1,435        1,477,777
---------------------------------------------------------------------------------------
Meridian Metropolitan District; Refunding &
  Improvement Unlimited Tax Series 2001 B GO
  5.00%, 12/01/25                               AA     --        1,000          993,200
---------------------------------------------------------------------------------------
Northwest Parkway Public Highway Authority;
  Sr. Series 2001 A RB
  5.25%, 06/15/41(b)                           AAA     Aaa       1,000        1,021,580
=======================================================================================
                                                                             15,525,500
=======================================================================================

CONNECTICUT-5.10%

Brooklyn (City of); Unlimited Tax Series 1995
  GO
  5.50%, 05/01/05(e)(f)                        AAA     Aaa         250          277,650
---------------------------------------------------------------------------------------
  5.70%, 05/01/05(e)(f)                        AAA     Aaa         250          278,750
---------------------------------------------------------------------------------------
Connecticut (State of) (Bradley International
  Airport); Special Obligation Parking Series
  2000 A RB
  6.60%, 07/01/24(b)(c)                         A      --        1,250        1,309,162
---------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------

CONNECTICUT-(CONTINUED)

Connecticut (State of) (Transportation
  Infrastructure); Special Obligation Tax
  Series 1991 B RB
  6.50%, 10/01/10                              AA-     Aa3      $  530     $    641,088
---------------------------------------------------------------------------------------
  6.50%, 10/01/12                              AA-     Aa3       1,500        1,828,770
---------------------------------------------------------------------------------------
Connecticut (State of) Area Cooperative
  Educational Services (Staff
  Development/Administration Facilities);
  Unlimited Tax Series 1999 GO
  5.63%, 07/15/19(b)                            A      --        1,060        1,117,558
---------------------------------------------------------------------------------------
Connecticut (State of) Clean Water Fund;
  Series 1991 RB
  7.00%, 01/01/11(e)(f)                        AAA     Aaa          25           25,175
---------------------------------------------------------------------------------------
Connecticut (State of) Development Authority
  (Pfizer Inc. Project); Series 1982 PCR
  6.55%, 02/15/13                              AAA     Aaa         250          263,032
---------------------------------------------------------------------------------------
Connecticut (State of) Health & Educational
  Facilities Authority (Bridgeport Hospital);
  Series 1992 A RB
  6.63%, 07/01/18(b)                           AAA     Aaa         500          510,800
---------------------------------------------------------------------------------------
Connecticut (State of) Health & Educational
  Facilities Authority (Danbury Hospital);
  Series 1999 G RB
  5.63%, 07/01/25(b)                           AAA     Aaa         250          265,647
---------------------------------------------------------------------------------------
  Unrefunded Series 1991 E RB
  6.50%, 07/01/14(b)                           AAA     Aaa         110          111,807
---------------------------------------------------------------------------------------
Connecticut (State of) Health & Educational
  Facilities Authority (Loomis Chaffee
  School); Series 2001 D RB
  5.25%, 07/01/31                               --     A2        1,500        1,528,920
---------------------------------------------------------------------------------------
Connecticut (State of) Health & Educational
  Facilities Authority (Stamford Hospital);
  Series 1996 F RB
  5.40%, 07/01/09(b)                           AAA     Aaa       1,000        1,102,060
---------------------------------------------------------------------------------------
Connecticut (State of) Health & Educational
  Facilities Authority (William W. Backus
  Hospital); Series 1997 D RB
  5.75%, 07/01/27(b)                           AAA     Aaa       1,000        1,071,660
---------------------------------------------------------------------------------------
Connecticut (State of) Health & Educational
  Facilities Authority (Windham Community
  Memorial Hospital); Series 1996 C RB
  5.75%, 07/01/11(b)                            A     Baa3         740          790,564
---------------------------------------------------------------------------------------
Connecticut (State of) Housing Finance
  Authority (Group Home Mortgage); Special
  Obligation
  Series 2000 GH-5 RB
  5.85%, 06/15/30(b)                           AAA     Aaa         500          525,615
---------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------
CONNECTICUT-(CONTINUED)

Connecticut (State of) Housing Finance
  Authority (Housing Mortgage Finance
  Program);
  Series 1993 E-1 RB
  6.00%, 05/15/17                              AAA     Aaa      $  675     $    675,837
---------------------------------------------------------------------------------------
  Series 1996 C-1 RB
  6.30%, 11/15/17                              AAA     Aaa       1,270        1,344,003
---------------------------------------------------------------------------------------
  Series 1996 C-2 RB
  6.25%, 11/15/18                              AAA     Aaa         750          792,577
---------------------------------------------------------------------------------------
  Series 1996 G RB
  6.00%, 11/15/27(c)                           AAA     Aaa       1,000        1,037,370
---------------------------------------------------------------------------------------
  Series 1998 C RB
  5.50%, 11/15/35(c)                           AAA     Aaa       1,775        1,808,175
---------------------------------------------------------------------------------------
  Series 1998 D-2 RB
  5.45%, 11/15/24(c)                           AAA     Aaa         250          255,242
---------------------------------------------------------------------------------------
  Series 2001 A-1 RB
  5.25%, 11/15/28                              AAA     Aaa         550          554,119
---------------------------------------------------------------------------------------
  Sub-Series 1996 E-1 RB
  5.95%, 05/15/17                              AAA     Aaa         500          522,770
---------------------------------------------------------------------------------------
  Sub-Series 1997 C-2 RB
  5.85%, 11/15/28(c)                           AAA     Aaa         400          412,352
---------------------------------------------------------------------------------------
  Sub-Series 1998 E-1 RB
  5.13%, 05/15/21                              AAA     Aaa         445          448,640
---------------------------------------------------------------------------------------
  Sub-Series 2000 B-2 RB
  5.85%, 05/15/31(c)                           AAA     Aaa         860          882,618
---------------------------------------------------------------------------------------
Manchester (City of) Eighth Utilities
  District; Unlimited Tax Series 1991 GO
  6.75%, 08/15/06                               --     Aa3         180          209,450
---------------------------------------------------------------------------------------
Mansfield (City of); Unlimited Tax Series
  1990 GO
  6.00%, 06/15/07                               --     Aa3         100          115,446
---------------------------------------------------------------------------------------
  6.00%, 06/15/08                               --     Aa3         100          116,256
---------------------------------------------------------------------------------------
  6.00%, 06/15/09                               --     Aa3         100          116,936
---------------------------------------------------------------------------------------
New Britain (City of); Unlimited Tax Series
  1992 GO
  6.00%, 02/01/11(b)                           AAA     Aaa         400          467,044
---------------------------------------------------------------------------------------
North Canaan (City of); Unlimited Tax Series
  1991 GO
  6.50%, 01/15/08                               --     A3          125          146,404
---------------------------------------------------------------------------------------
  6.50%, 01/15/09                               --     A3          125          147,760
---------------------------------------------------------------------------------------
  6.50%, 01/15/10                               --     A3          125          148,871
---------------------------------------------------------------------------------------
  6.50%, 01/15/11                               --     A3          125          150,137
---------------------------------------------------------------------------------------
Somers (City of); Unlimited Tax Series 1990
  GO
  6.00%, 12/01/10                               --     A1          190          224,099
---------------------------------------------------------------------------------------
University of Connecticut; Student Fee Series
  2000 A RB
  6.00%, 11/15/10(e)(f)                        AA-     Aa3       1,325        1,576,829
---------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------

CONNECTICUT-(CONTINUED)

Westbrook (City of); Unlimited Tax Series
  1992 GO
  6.40%, 03/15/10(b)                           AAA     Aaa      $  380     $    453,576
=======================================================================================
                                                                             24,254,769
=======================================================================================

DELAWARE-0.06%

Delaware (State of) Economic Development
  Authority (Osteopathic Hospital
  Association); Series 1993 A RB
  6.75%, 01/01/13(e)(f)                        NRR     Aaa         250          305,975
=======================================================================================

DISTRICT OF COLUMBIA-0.45%

District of Columbia (George Washington
  University); Series 2001 A RB
  5.13%, 09/15/31(b)                           AAA     Aaa       1,000        1,010,000
---------------------------------------------------------------------------------------
District of Columbia (Gonzaga College High
  School); Series 1999 RB
  5.38%, 07/01/19(b)                           AAA     Aaa       1,055        1,121,032
=======================================================================================
                                                                              2,131,032
=======================================================================================

FLORIDA-2.22%

Crossings at Fleming Island Community
  Development District; Refunding Special
  Assessment Series 2000 B RB
  5.80%, 05/01/16(b)                           AAA     Aaa       1,000        1,126,320
---------------------------------------------------------------------------------------
Escambia (County of) (Champion International
  Corp. Project); Series 1994 PCR
  6.90%, 08/01/22(c)                           BBB    Baa2       1,125        1,168,132
---------------------------------------------------------------------------------------
Escambia (County of) Health Facilities
  Authority (Health Care Facility Loan-
  Veterans Hospital Project); Series 2000 RB
  5.95%, 07/01/20(b)                            --     Aaa       1,000        1,096,020
---------------------------------------------------------------------------------------
Jacksonville (City of) Electric Authority;
  Water & Sewer Series 2000 A RB
  5.30%, 10/01/30                               A+     Aa3       1,000        1,017,250
---------------------------------------------------------------------------------------
Jacksonville (City of) Health Facilities
  Authority (Ascension Health Credit Group);
  Series 2002 A RB
  5.25%, 11/15/32                               AA     Aa2       2,000        1,973,140
---------------------------------------------------------------------------------------
Miami-Dade (County of) (Miami International
  Airport); Series 2000 B RB
  5.75%, 10/01/29(b)                           AAA     Aaa       2,000        2,154,280
---------------------------------------------------------------------------------------
Orlando (City of) Utilities Commission;
  Refunding Water & Electric Series 2002 C RB
  5.00%, 10/01/27                              AA-     Aa2       1,000        1,009,860
---------------------------------------------------------------------------------------
Sunrise (City of) Utility System; Refunding
  Series 1998 RB
  5.00%, 10/01/28(b)                           AAA     Aaa       1,000        1,021,770
=======================================================================================
                                                                             10,566,772
=======================================================================================


                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------

GEORGIA-0.73%

Athens-Clarke (County of) Unified Government
  Development Authority (Catholic Health
  East); Series 2002 RB
  5.50%, 11/15/32                               A      A2       $  500     $    499,955
---------------------------------------------------------------------------------------
Floyd (County of) Hospital Authority (Floyd
  Medical Center Project); Series 2002 RAC
  5.25%, 07/01/29(b)                            --     Aaa       1,510        1,551,706
---------------------------------------------------------------------------------------
Georgia (State of) Housing & Finance
  Authority (Home Ownership Opportunity
  Program); Series 1992 C RB
  6.50%, 12/01/11                              AA+     Aa2         390          398,440
---------------------------------------------------------------------------------------
Griffin (City of); Combined Public Utility
  Refunding & Improvement Series 2002 RB
  5.00%, 01/01/32(b)                           AAA     Aaa       1,000        1,008,890
=======================================================================================
                                                                              3,458,991
=======================================================================================

GUAM-0.03%

Guam (Territory of) Power Authority; Series
  1993 A RB
  5.25%, 10/01/23                              BBB     --          125          126,224
=======================================================================================

ILLINOIS-8.68%

Bellwood (City of); Unlimited Tax Series 2002
  GO
  5.25%, 12/01/25(b)                            --     Aaa       1,000        1,031,680
---------------------------------------------------------------------------------------
Chicago (City of);
  Project & Refunding Unlimited Tax Series
  2000 C GO
  5.50%, 01/01/40(b)                           AAA     Aaa       1,750        1,828,908
---------------------------------------------------------------------------------------
  Project & Refunding Unlimited Tax Series
  2001 A GO
  5.25%, 01/01/33(b)                           AAA     Aaa       3,940        4,038,382
---------------------------------------------------------------------------------------
  Special Transportation Series 2001 RB
  5.25%, 01/01/31(b)                           AAA     Aaa       1,000        1,022,790
---------------------------------------------------------------------------------------
Chicago (City of) (Cottage View Terrace
  Apartments); FHA/GNMA Collateralized
  Multi-Family Housing Series 2000 A RB
  6.13%, 02/20/42(c)                           AAA     --        1,580        1,638,223
---------------------------------------------------------------------------------------
Chicago (City of) Parks District; Unlimited
  Tax Series 2001 D GO
  5.00%, 01/01/29(b)                           AAA     Aaa       3,000        3,003,930
---------------------------------------------------------------------------------------
Freeport (City of); Unlimited Tax Sewer
  Improvement Series 2000 GO
  6.00%, 12/01/29(b)                           AAA     Aaa       1,000        1,118,300
---------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Adventist Health Systems
  Project); Series 1997 A RB
  6.00%, 11/15/11(b)                           AAA     Aaa       2,500        2,902,350
---------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------

ILLINOIS-(CONTINUED)

Illinois (State of) Development Finance
  Authority (CPC International Inc. Project);
  Refunding Series 1992 PCR 6.75%, 05/01/16     --     A1       $2,000     $  2,038,820
---------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Evanston Northwestern Healthcare
  Corp.); VRD Series 2001 C RB
  1.15%, 05/01/31(h)                           AA+     Aa2      10,000       10,000,000
---------------------------------------------------------------------------------------
Illinois (State of) Educational Facilities
  Authority (Northwestern University);
  Adjustable Rate Medium Term Series 1997 RB
  5.25%, 11/01/14(f)                           AA+     Aa1       1,000        1,112,160
---------------------------------------------------------------------------------------
Illinois (State of) Educational Facilities
  Authority (Robert Morris College); Series
  2000 RB
  5.80%, 06/01/30(b)                            --     Aaa       1,000        1,086,390
---------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Blessing Hospital); Series 1999
  A RB
  6.00%, 11/15/19(b)                           AAA     Aaa       1,000        1,110,750
---------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Evangelical Hospital Corp.);
  Refunding Series 1992 A RB
  6.25%, 04/15/22(e)(f)                        AA-     Aaa       1,000        1,154,990
---------------------------------------------------------------------------------------
  Series 1992 C RB
  6.25%, 04/15/22(e)(f)                        AA-     A1        1,150        1,328,239
---------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Franciscan Sisters Health Care);
  Series 1992 RB
  6.40%, 09/01/04(e)(f)                        AAA     Aaa       2,000        2,162,780
---------------------------------------------------------------------------------------
Illinois State University Auxiliary
  Facilities System; Series 1993 RB
  5.75%, 04/01/14(b)                           AAA     Aaa       1,000        1,026,490
---------------------------------------------------------------------------------------
Metropolitan Pier & Exposition Authority
  (McCormick Place Expansion); Dedicated
  State Tax Series 2002 A RB
  5.25%, 06/15/42(b)                           AAA     Aaa       1,000        1,022,400
---------------------------------------------------------------------------------------
  6.00%, 12/15/29(b)(i)                        AAA     Aaa       1,500          340,245
---------------------------------------------------------------------------------------
  6.02%, 06/15/30(b)(i)                        AAA     Aaa       1,000          220,070
---------------------------------------------------------------------------------------
Rockford (City of) School District No. 205;
  Unlimited Tax Series 2001 GO
  5.00%, 02/01/17(b)                            --     Aaa         500          537,050
---------------------------------------------------------------------------------------
Tazewell (County of) Community High School
  District No. 303 (Pekin); Unlimited Tax
  Series 1996 GO
  5.63%, 01/01/14(b)                           AAA     Aaa       1,435        1,563,963
=======================================================================================
                                                                             41,288,910
=======================================================================================


                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------

INDIANA-2.83%

Carmel (City of) (Beverly Enterprises Inc.
  Project); Refunding Retirement Rental
  Housing Series 1992 RB
  8.75%, 12/01/08(d)                            --     --       $   75     $     77,322
---------------------------------------------------------------------------------------
East Allen (City of) Multi-School Building
  Corp.; First Mortgage Series 2000 RB
  5.75%, 01/15/10(e)(f)                        AAA     Aaa         735          844,949
---------------------------------------------------------------------------------------
Indiana (State of) Bond Bank; Special Program
  Series 2000 A RB
  5.90%, 02/01/14(b)                           AAA     Aaa       1,000        1,138,820
---------------------------------------------------------------------------------------
Indiana (State of) Housing Finance Authority;
  Single Family Mortgage Series 1995 B-1 RB
  6.15%, 07/01/17                               --     Aaa         100          103,612
---------------------------------------------------------------------------------------
Indiana (State of) Transportation Finance
  Authority;
  Highway Series 2000 RB
  5.38%, 12/01/25                               AA     Aa2       2,000        2,082,060
---------------------------------------------------------------------------------------
  Unrefunded Airport Facilities Lease Series
  1992 A RB
  6.25%, 11/01/16                               AA     A1          105          107,546
---------------------------------------------------------------------------------------
Indianapolis (City of) (Lake Nora & Fox Club
  Project); Multifamily Series 1999 A RB
  5.90%, 10/01/19(b)                            --     Aaa       1,795        1,902,072
---------------------------------------------------------------------------------------
Indianapolis (City of) Local Public
  Improvement Bond Bank (Waterworks Project);
  Series 2002 A RB
  5.25%, 07/01/33(b)                           AAA     Aaa       1,000        1,025,320
---------------------------------------------------------------------------------------
Indianapolis (City of) Thermal Energy System;
  Series 2001 A RB
  5.00%, 10/01/11(b)                           AAA     Aaa       1,500        1,645,560
---------------------------------------------------------------------------------------
Lafayette (City of); Sewer Series 2002 RB
  5.15%, 07/01/24(b)                           AAA     Aaa       1,000        1,020,720
---------------------------------------------------------------------------------------
Petersburg (City of) (Indiana Power &
  Lighting Project); Refunding Convertible
  Series 1991 PCR 5.75%, 08/01/21              BB+     A3        2,500        2,409,125
---------------------------------------------------------------------------------------
Wa-Nee Middle School Building Corp.;
  Unlimited Tax First Mortage Series 2001 GO
  5.50%, 01/15/20(b)                           AAA     Aaa       1,000        1,112,600
=======================================================================================
                                                                             13,469,706
=======================================================================================

KANSAS-0.30%

Newton (City of) (Newton Healthcare Corp.);
  Hospital Series 1994 A RB
  7.38%, 11/15/04(e)(f)                        NRR     NRR         250          280,570
---------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------

KANSAS-(CONTINUED)

Overland Park (City of) Development Corp.
  (First Tier-Overland Park Project); Series
  2001 A RB
  7.38%, 01/01/32(d)                            --     --       $1,135     $  1,156,156
=======================================================================================
                                                                              1,436,726
=======================================================================================

KENTUCKY-0.98%

Jefferson (County of) (Beverly Enterprises
  Project); Refunding Health Facilities
  Series 1999 RB
  5.88%, 05/01/08(d)                            --     --          595          586,224
---------------------------------------------------------------------------------------
Mount Sterling (City of) (Kentucky League
  Cities); Lease Funding Series 1993 A RB
  6.15%, 03/01/13                               --     Aa3       3,000        3,069,540
---------------------------------------------------------------------------------------
Russell (City of) (Bon Secours-St. Francis
  Medical Center Inc.); Series 2002 A RB
  5.63%, 11/15/30                               A-     A3        1,000          996,420
=======================================================================================
                                                                              4,652,184
=======================================================================================

LOUISIANA-5.44%

Lafayette (City of); Public Improvement Sales
  Tax Series 2000 A RB
  5.50%, 03/01/23(b)                           AAA     Aaa       1,360        1,437,778
---------------------------------------------------------------------------------------
Louisiana (State of) Local Government
  Environmental Facilities & Community
  Development Authority; Capital Projects &
  Equipment Acquisitions Series 2000 RB
  6.55%, 09/01/25(b)                            A      --        6,040        6,744,808
---------------------------------------------------------------------------------------
  Capital Projects & Equipment Acquisitions
  Series 2000 A RB
  6.30%, 07/01/30(b)                           AAA     Aaa       3,000        3,558,120
---------------------------------------------------------------------------------------
Louisiana (State of) Local Government
  Environmental Facilities & Community
  Development Authority (BRCC Facilities
  Corp. Project); Series 2002 RB
  5.00%, 12/01/26(b)                           AAA     Aaa       1,000        1,006,880
---------------------------------------------------------------------------------------
  5.00%, 12/01/32(b)                           AAA     Aaa       2,000        2,007,560
---------------------------------------------------------------------------------------
Louisiana (State of) Local Government
  Environmental Facilities & Community
  Development Authority (Parking Facilities
  Corp. Garage Project); Series 2001 A RB
  5.20%, 10/01/20(b)                           AAA     Aaa       1,000        1,040,930
---------------------------------------------------------------------------------------
Louisiana (State of) Public Facilities
  Authority (Ochsner Clinic Foundation
  Project); Series 2002 B RB
  5.50%, 05/15/32                               --     A3        1,250        1,233,763
---------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------
LOUISIANA-(CONTINUED)

Louisiana (State of) Public Facilities
  Authority (Tulane University); Series 1996
  RB
  6.00%, 10/01/16(b)                           AAA     Aaa      $2,500     $  2,861,775
---------------------------------------------------------------------------------------
  Series 2002 A RB
  5.13%, 07/01/27(b)                           AAA     Aaa       2,100        2,130,429
---------------------------------------------------------------------------------------
  Series 2002 D RB
  5.00%, 02/15/26(b)                           AAA     Aaa         500          503,240
---------------------------------------------------------------------------------------
Ouachita (Parish of) Hospital Service
  District No. 1 (Glenwood Regional Medical
  Center); Refunding Hospital Series 1996 RB
  5.70%, 05/15/16(b)                           AAA     Aaa       1,000        1,095,780
---------------------------------------------------------------------------------------
St. John Baptist (Parish of) Sales Tax
  District; Series 1987 RB
  7.60%, 01/01/08(e)(f)                        NRR     NRR         500          612,210
---------------------------------------------------------------------------------------
  7.60%, 01/01/09(e)(f)                        NRR     NRR         500          620,300
---------------------------------------------------------------------------------------
West Feliciana (Parish of) (Gulf States
  Utilities); Series 1992 A PCR 7.50%,
  05/01/15                                     BB+     --        1,000        1,019,720
=======================================================================================
                                                                             25,873,293
=======================================================================================

MAINE-0.33%

Maine (State of) Housing Authority; Mortgage
  Series 1999 E-1 RB
  5.85%, 11/15/20                              AA+     Aa1       1,500        1,564,530
=======================================================================================

MARYLAND-0.83%

Maryland (State of) Health & Higher
  Educational Facilities Authority (Johns
  Hopkins University); Refunding Series 2001
  B RB
  5.00%, 07/01/41                               AA     Aa2       1,000        1,001,990
---------------------------------------------------------------------------------------
Maryland (State of) Health & Higher
  Educational Facilities Authority
  (University of Maryland Medical System);
  Series 2001 RB
  5.25%, 07/01/28                               A     Baa1       1,000          995,780
---------------------------------------------------------------------------------------
  5.25%, 07/01/34                               A     Baa1       2,000        1,942,980
=======================================================================================
                                                                              3,940,750
=======================================================================================

MASSACHUSETTS-1.24%

Massachusetts (State of) Health & Educational
  Facilities Authority (Winchester Hospital);
  Series 1994 D RB
  5.80%, 07/01/09(b)                           AAA     --        1,000        1,073,000
---------------------------------------------------------------------------------------
Massachusetts (State of) Housing Finance
  Agency; Single Family Housing Series 1994
  RB
  6.60%, 12/01/26(c)                            AA     Aa3       1,250        1,294,525
---------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------

MASSACHUSETTS-(CONTINUED)

Massachusetts (State of) Water Resources
  Authority; Series 2002 B RB
  5.13%, 08/01/27(b)                           AAA     Aaa      $2,000     $  2,038,200
---------------------------------------------------------------------------------------
  Series 2002 J RB
  5.00%, 08/01/42                               AA     Aa3       1,500        1,482,150
=======================================================================================
                                                                              5,887,875
=======================================================================================

MICHIGAN-6.42%

Almont (City of) Community Schools; Refunding
  Unlimited Tax School Building & Site Series
  2002 GO
  5.00%, 05/01/27                              AAA     Aaa       1,580        1,589,575
---------------------------------------------------------------------------------------
Anchor Bay School District; Refunding
  Unlimited Tax Series 2001 GO
  5.00%, 05/01/29                              AAA     Aaa       1,000        1,005,960
---------------------------------------------------------------------------------------
Bullock Creek School District; Unlimited Tax
  Series 2000 GO
  5.50%, 05/01/22                              AAA     Aaa       1,000        1,052,290
---------------------------------------------------------------------------------------
Chippewa Valley Schools; Refunding Unlimited
  Tax Series 2002 GO
  5.13%, 05/01/27                              AAA     Aaa       1,000        1,015,000
---------------------------------------------------------------------------------------
Detroit (City of) School District; Unlimited
  Tax Series 2001 A GO
  5.13%, 05/01/31(b)                           AAA     Aaa       1,000        1,013,510
---------------------------------------------------------------------------------------
Detroit (City of) Water Supply System; Sr.
  Lien Series 2001 A RB
  5.00%, 07/01/30(b)                           AAA     Aaa       6,000        6,016,080
---------------------------------------------------------------------------------------
  5.25%, 07/01/33(b)                           AAA     Aaa       3,500        3,585,820
---------------------------------------------------------------------------------------
Garden City Hospital Finance Authority
  (Garden City Hospital); Refunding Hospital
  Series 1998 A RB
  5.63%, 09/01/10                               --     B1          850          711,161
---------------------------------------------------------------------------------------
Grand Rapids (City of) Building Authority;
  Series 2002 A RB
  5.00%, 10/01/22(b)                           AAA     Aaa       1,660        1,696,902
---------------------------------------------------------------------------------------
Lake Orion Community School District;
  Refunding Unlimited Tax Series 1994 GO
  7.00%, 05/01/05(e)(f)                        AAA     Aaa       2,500        2,831,675
---------------------------------------------------------------------------------------
Lincoln Park (City of) School District;
  Unlimited Tax Series 1996 GO
  6.00%, 05/01/06(e)(f)                        AAA     Aaa       1,210        1,380,985
---------------------------------------------------------------------------------------
Michigan (State of) Municipal Bond Authority
  (Drinking Water Revolving Fund); Series
  2000 RB
  5.50%, 10/01/10(e)(f)                        AAA     Aaa       1,000        1,150,370
---------------------------------------------------------------------------------------
Michigan (State of) Public Power Agency
  (Combustion Turbine No. 1); Series 2001 A
  RB
  5.25%, 01/01/24(b)                           AAA     Aaa       2,500        2,587,975
---------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------
MICHIGAN-(CONTINUED)

Ypsilanti (City of) School District;
  Refunding Unlimited Tax Series 1996 GO
  5.75%, 05/01/07(e)(f)                        AAA     Aaa      $4,275     $  4,883,974
=======================================================================================
                                                                             30,521,277
=======================================================================================

MINNESOTA-0.39%

Minneapolis (City of); Unlimited Tax Parking
  Ramp Series 2000 A GO
  5.90%, 12/01/20                              AAA     Aa1       1,000        1,112,280
---------------------------------------------------------------------------------------
Minneapolis & St. Paul (Cities of)
  Metropolitan Airports Commission (Northwest
  Airlines Inc.); Special Facilities Series
  2001 A RB
  7.00%, 04/01/25(c)(d)                         --     --        1,000          757,740
=======================================================================================
                                                                              1,870,020
=======================================================================================

MISSISSIPPI-1.09%

Mississippi (State of) Higher Education
  Assistance Corp.; Sub-Series 1994 C RB
  7.50%, 09/01/09(c)                            --     A2        5,000        5,188,000
=======================================================================================

MISSOURI-0.85%

Kansas City Industrial Development Authority
  (General Motors Corp. Project); Series 1984
  PCR 6.05%, 04/01/06                          BBB     A3          170          170,700
---------------------------------------------------------------------------------------
Missouri (State of) Environmental Improvement
  & Energy Resources Authority (State
  Revolving Fund); Prerefunded Water
  Pollution Series 1995 C RB
  5.85%, 01/01/05(e)(f)                        NRR     Aaa         730          797,970
---------------------------------------------------------------------------------------
  Unrefunded Water Pollution Series 1995 C RB
  5.85%, 01/01/10                               --     Aaa         270          292,467
---------------------------------------------------------------------------------------
Missouri (State of) Health & Educational
  Facilities Authority (Washington University
  Project); Educational Facilities Series
  2001 A RB
  5.13%, 06/15/41                              AA+     Aa1       2,750        2,778,710
=======================================================================================
                                                                              4,039,847
=======================================================================================

NEBRASKA-0.22%

Omaha (City of) Public Power District;
  Electric Series 2002 A RB
  5.20%, 02/01/22                               AA     Aa2       1,000        1,027,690
=======================================================================================

NEVADA-3.23%

Boulder (City of) (Boulder City Hospital Inc.
  Project); Refunding Hospital Series 1998 RB
  5.85%, 01/01/22(d)                            --     --          500          430,350
---------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------

NEVADA-(CONTINUED)

Clark (County of); Airport Lien Sub-Series
  2001 B RB
  5.25%, 07/01/34(b)                           AAA     Aaa      $3,000     $  3,038,490
---------------------------------------------------------------------------------------
Clark (County of) (Nevada Power Company
  Project); Series 1992 C IDR 7.20%, 10/01/22   BB     Ba2       1,500        1,498,695
---------------------------------------------------------------------------------------
Clark (County of) Bond Bank; Limited Tax
  Series 2001 GO
  5.00%, 06/01/31(b)                           AAA     Aaa       5,000        5,019,900
---------------------------------------------------------------------------------------
Humboldt (County of) (Sierra Pacific
  Project); Refunding Series 1987 PCR 6.55%,
  10/01/13(b)                                  AAA     Aaa       3,000        3,145,500
---------------------------------------------------------------------------------------
Reno (City of) Redevelopment Agency;
  Refunding Sub-Series 1995 A TAN 6.00%,
  06/01/10                                      --    Baa3       1,185        1,239,202
---------------------------------------------------------------------------------------
Truckee Meadows Water Authority; Water Series
  2001 A RB
  5.13%, 07/01/30(b)                           AAA     Aaa       1,000        1,009,130
=======================================================================================
                                                                             15,381,267
=======================================================================================

NEW JERSEY-2.42%

New Jersey (State of) Economic Development
  Authority (Continental Airlines, Inc.
  Project);
  Special Facility Series 1999 RB
  6.25%, 09/15/29(c)                            B+     B3        6,300        4,446,477
---------------------------------------------------------------------------------------
  6.40%, 09/15/23(c)                            B+     B3        1,000          720,770
---------------------------------------------------------------------------------------
  Special Facility Series 2000 RB
  7.00%, 11/15/30(c)                            B+     B3        4,000        2,943,120
---------------------------------------------------------------------------------------
New Jersey (State of) Health Care Facilities
  Financing Authority (Raritan Bay Medical
  Center); Series 1994 RB
  7.25%, 07/01/27(d)                            --     --          250          250,350
---------------------------------------------------------------------------------------
Tobacco Settlement Financing Corp.;
  Asset-Backed Series 2002 RB
  5.75%, 06/01/32                               A      A1        2,500        2,243,750
---------------------------------------------------------------------------------------
  6.13%, 06/01/42                               A      A1        1,000          891,690
=======================================================================================
                                                                             11,496,157
=======================================================================================

NEW MEXICO-1.05%

Las Cruces (City of) South Central Solid
  Waste Authority; Environmental Services
  Series 1995 RB
  5.65%, 06/01/09                               --     A3          575          604,411
---------------------------------------------------------------------------------------
Los Alamos (County of) Utility System;
  Refunding Series 1994 A RB
  6.00%, 07/01/15(b)                           AAA     Aaa       2,000        2,157,080
---------------------------------------------------------------------------------------
Santa Fe (City of); Series 1994 RB
  6.25%, 06/01/04(e)(f)                        AAA     Aaa       2,100        2,239,818
=======================================================================================
                                                                              5,001,309
=======================================================================================


                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------

NEW YORK-3.15%

Metropolitan Transportation Authority;
  Dedicated Tax Fund Series 2000 A RB
  5.88%, 04/01/10(e)(f)                        AAA     Aaa      $1,500     $  1,757,865
---------------------------------------------------------------------------------------
  Refunding Series 2002 A RB
  5.13%, 01/01/29                              AA-     A3        1,000        1,004,030
---------------------------------------------------------------------------------------
New York (City of);
  Prerefunded Unlimited Tax
  Series 1994 B1 GO
  7.38%, 08/15/04(e)(f)                         A      Aaa         500          552,645
---------------------------------------------------------------------------------------
  Prerefunded Unlimited Tax Series 1996 A GO
  6.25%, 08/01/06(e)(f)                         A      A2        2,540        2,961,996
---------------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1991 B GO
  7.00%, 02/01/18(e)(f)                        AAA     Aaa          40           40,579
---------------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1992 D GO
  7.70%, 03/07/03(e)(f)                         A      A2           15           15,230
---------------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1996 A GO
  6.25%, 08/01/17                               A      A2          495          577,239
---------------------------------------------------------------------------------------
New York (City of) Industrial Development
  Agency (University of Staten Island
  Hospital Project); Civic Facilities Series
  2001 B RB
  6.38%, 07/01/31                               --    Baa3         600          602,688
---------------------------------------------------------------------------------------
New York (City of) Municipal Water Finance
  Authority;
  Water & Sewer System Series 1996 A RB
  5.50%, 06/15/24(b)                           AAA     Aaa       1,000        1,041,650
---------------------------------------------------------------------------------------
  Water & Sewer System Series 1997 B RB
  5.75%, 06/15/29                               AA     Aa2       3,850        4,173,516
---------------------------------------------------------------------------------------
New York (State of) Dormitory Authority
  (State University Educational Facilities);
  Series 1995 A RB
  6.50%, 05/15/06                              AA-     A3        1,000        1,138,290
---------------------------------------------------------------------------------------
New York (State of) Environmental Facilities
  Corp. (State Water Revolving Project);
  Unrefunded Series 1991 E PCR
  6.88%, 06/15/10                              AAA     Aaa       1,100        1,116,500
=======================================================================================
                                                                             14,982,228
=======================================================================================

NORTH CAROLINA-1.23%

North Carolina (State of) Eastern Municipal
  Power Agency; Power System Series 1993 A RB
  6.13%, 01/01/10(e)(f)                        AAA     Aaa       1,500        1,757,700
---------------------------------------------------------------------------------------
North Carolina (State of) Housing Finance
  Agency; Single Family Series 1996 II RB
  6.20%, 03/01/16                               AA     Aa2         440          460,992
---------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------

NORTH CAROLINA-(CONTINUED)

North Carolina (State of) Municipal Power
  Agency (No. 1 Catawba Electric Project);
  Prerefunded Series 1990 RB
  6.50%, 01/01/10(e)(f)                        AAA     Aaa      $  260     $    308,240
---------------------------------------------------------------------------------------
  Refunding Series 1992 RB
  7.25%, 01/01/07                              BBB+   Baa1       2,890        3,310,668
=======================================================================================
                                                                              5,837,600
=======================================================================================

NORTH DAKOTA-0.11%

Fargo (City of) Health System (Meritcare
  Medical Group); Series 2002 A RB
  5.13%, 06/01/27(b)                           AAA     Aaa         500          508,305
=======================================================================================

OHIO-1.91%

Fairfield (City of) School District;
  Unlimited Tax Series 1995 GO
  6.10%, 12/01/05(e)(f)                        AAA     Aaa       1,000        1,126,620
---------------------------------------------------------------------------------------
Findlay (City of); Limited Tax Series 1996 GO
  5.88%, 07/01/17                              AA-     Aa3       1,000        1,120,870
---------------------------------------------------------------------------------------
Lake Ohio School District (Stark County
  School District); Unlimited Tax Series 2000
  GO
  5.75%, 12/01/26(b)                           AAA     Aaa       2,500        2,712,550
---------------------------------------------------------------------------------------
Montgomery (County of) (Grandview Hospital &
  Medical Center); Refunding Hospital Series
  1997 RB
  5.50%, 12/01/09(e)(f)                        BBB+    NRR       1,000        1,141,890
---------------------------------------------------------------------------------------
Ohio (State of) Department of Transportation
  (Panhandle Rail Line Project); Series 1992
  COP 6.50%, 04/15/12(b)                       AAA     Aaa       1,100        1,121,681
---------------------------------------------------------------------------------------
University of Cincinnati; Series 2002 F RB
  5.00%, 06/01/22                               AA     Aa3         820          835,244
---------------------------------------------------------------------------------------
  5.00%, 06/01/23                               AA     Aa3       1,000        1,014,070
=======================================================================================
                                                                              9,072,925
=======================================================================================

OKLAHOMA-1.97%

Mustang (City of) Improvement Authority;
  Utility Series 1999 RB
  5.70%, 10/01/19(b)                            --     Aaa       1,500        1,670,670
---------------------------------------------------------------------------------------
Oklahoma (State of) Development Finance
  Authority (St. John Health System);
  Refunding Series 1999 RB
  5.75%, 02/15/18                               AA     Aa3         675          718,382
---------------------------------------------------------------------------------------
  5.75%, 02/15/25                               AA     Aa3       1,750        1,848,158
---------------------------------------------------------------------------------------
Oklahoma (State of) Water Resource Board;
  State Loan Program Series 2003 A RB
  5.00%, 10/01/22                               AA     --        1,000        1,015,850
---------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------
OKLAHOMA-(CONTINUED)

Tulsa (City of) Industrial Authority (St.
  John's Medical Center Project); Hospital
  Series 1994 RB
  6.25%, 02/15/06(e)(f)                         AA     Aa3      $2,000     $  2,261,740
---------------------------------------------------------------------------------------
Tulsa (City of) Industrial Authority (Tulsa
  Regional Medical Center); Hospital Series
  1992 RB
  7.20%, 06/01/03(e)(f)                        AAA     NRR         500          519,820
---------------------------------------------------------------------------------------
Tulsa (City of) Public Facilities Authority;
  Capital Improvement Series 1988 B RB
  6.00%, 03/01/08                               A+     --        1,305        1,334,389
=======================================================================================
                                                                              9,369,009
=======================================================================================

OREGON-0.72%

Cow Creek Band Umpqua Tribe of Indians;
  Series 1998 B RB 5.10%, 07/01/12
  (Acquired 08/18/98;
  Cost $997,470)(b)(g)                         AAA     Aaa       1,000        1,040,260
---------------------------------------------------------------------------------------
Portland (City of) Sewer System; Series 1994
  A RB
  6.20%, 06/01/04(e)(f)                        AAA     A1        1,200        1,290,924
---------------------------------------------------------------------------------------
  6.25%, 06/01/04(e)(f)                        AAA     A1        1,000        1,076,420
=======================================================================================
                                                                              3,407,604
=======================================================================================

PENNSYLVANIA-2.69%

Allegheny (County of) Higher Education
  Building Authority (Carnegie Mellon
  University); Series 2002 RB
  5.25%, 03/01/32                              AA-     --        1,500        1,541,340
---------------------------------------------------------------------------------------
Allegheny (County of) Port Authority; Special
  Transportation Series 1999 RB
  6.13%, 03/01/09(e)(f)                        AAA     Aaa       1,000        1,179,400
---------------------------------------------------------------------------------------
Benton Area School District; Unlimited Tax
  Series 2002 B GO
  5.13%, 06/01/31(b)                            --     Aaa       1,000        1,016,610
---------------------------------------------------------------------------------------
Chester (County of) Industrial Development
  Authority (Westtown School Project);
  Educational Facilities Series 2002 RB
  5.00%, 01/01/31(b)                           AAA     Aaa       1,000        1,007,100
---------------------------------------------------------------------------------------
Clarion (County of) Industrial Development
  Authority (Beverly Enterprises Inc.
  Project); Refunding Series 2001 RB
  7.38%, 12/01/08(d)                            --     --        1,450        1,476,854
---------------------------------------------------------------------------------------
Montgomery (County of) Industrial Development
  Authority (Pennsburg Nursing &
  Rehabilitation Center); Series 1993 RB
  7.63%, 03/31/04(e)(f)                        NRR     Aaa         100          110,135
---------------------------------------------------------------------------------------
Pennsylvania (State of); Unlimited Tax Third
  Series 1994 GO
  6.75%, 11/15/04(e)(f)                        AAA     Aaa       1,250        1,388,575
---------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------

PENNSYLVANIA-(CONTINUED)

Pennsylvania (State of) Economic Financing
  Authority (Colver Project); Resource
  Recovery Series 1994 D RB
  7.05%, 12/01/10(c)                           BBB-    --       $2,900     $  3,023,540
---------------------------------------------------------------------------------------
Pennsylvania (State of) Public School
  Building Authority (Lehigh Career &
  Technical Institution); Series 2001 RB
  5.00%, 10/01/26(b)                            --     Aaa       1,000        1,010,440
---------------------------------------------------------------------------------------
Spring-Ford Area School District; Unlimited
  Tax Series 2002 GO
  5.00%, 04/01/23(b)                            --     Aaa       1,025        1,039,975
=======================================================================================
                                                                             12,793,969
=======================================================================================

PUERTO RICO-0.64%

Children's Trust Fund (Tobacco Settlement);
  Asset-Backed Series 2000 RB
  5.38%, 05/15/33                               A      A1        1,250        1,206,250
---------------------------------------------------------------------------------------
  Sr. Series 2000 RB
  6.00%, 07/01/10(e)(f)                        AAA     Aa3       1,000        1,178,230
---------------------------------------------------------------------------------------
Puerto Rico (Commonwealth of); Unlimited Tax
  Public Improvement Series 2000 GO
  6.00%, 07/01/05(e)(f)                         A-    Baa1         500          557,150
---------------------------------------------------------------------------------------
Puerto Rico (Commonwealth of) Highway &
  Transportation Authority; Transportation
  Series 2000 B RB
  6.00%, 07/01/10(e)(f)                         A     Baa1         100          118,973
=======================================================================================
                                                                              3,060,603
=======================================================================================

RHODE ISLAND-1.03%

Rhode Island (State of) Housing & Mortgage
  Finance Corp.; Homeownership Opportunity
  Series 1994 15-B RB
  6.00%, 10/01/04                              AA+     Aa2       1,000        1,044,750
---------------------------------------------------------------------------------------
Tobacco Settlement Financing Corp.;
  Asset-Backed Series 2002 A RB
  6.00%, 06/01/23                               A      A1        4,000        3,870,200
=======================================================================================
                                                                              4,914,950
=======================================================================================

SOUTH CAROLINA-1.37%

Piedmont Municipal Power Agency; Refunding
  Electric Series 1986 A RB
  5.75%, 01/01/24                              BBB-   Baa3       1,150        1,133,429
---------------------------------------------------------------------------------------
South Carolina (State of) Jobs Economic
  Development Authority (Bon Secours-St.
  Francis Medical Center Inc.); Economic
  Development Series 2002 A RB
  5.50%, 11/15/23                               A-     A3        1,000          995,010
---------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------
SOUTH CAROLINA-(CONTINUED)

South Carolina (State of) Jobs Economic
  Development Authority (Palmetto Health
  Alliance); Hospital Facilities Improvement
  Series 2000 A RB
  7.13%, 12/15/15                              BBB    Baa2      $1,000     $  1,104,050
---------------------------------------------------------------------------------------
South Carolina (State of) Jobs Economic
  Development Authority (South Carolina
  Electric & Gas Co. Project); Series 2002 A
  IDR 5.20%, 11/01/27(b)                       AAA     Aaa       1,000        1,015,190
---------------------------------------------------------------------------------------
South Carolina (State of) Public Service
  Authority; Series 2002 B RB
  5.13%, 01/01/32(b)                           AAA     Aaa       1,250        1,275,475
---------------------------------------------------------------------------------------
South Carolina (State of) Transportation
  Infrastructure Bank; Series 2001 A RB
  5.00%, 10/01/29(b)                            --     Aaa       1,000        1,011,850
=======================================================================================
                                                                              6,535,004
=======================================================================================

SOUTH DAKOTA-0.46%

Aberdeen (City of) School District No. 6-1;
  Unlimited Tax Series 2000 GO
  5.45%, 01/01/26(b)                           AAA     Aaa       2,000        2,083,260
---------------------------------------------------------------------------------------
South Dakota (State of) Health & Educational
  Facilities Authority (Huron Regional
  Medical Center); Series 1994 RB
  7.25%, 04/01/20                              BBB     --          100          103,346
=======================================================================================
                                                                              2,186,606
=======================================================================================

TENNESSEE-1.32%

Clarksville (City of) Public Building
  Authority (Tennessee Municipal Bond Fund);
  VRD Pooled Financing Series 1997 RB
  (LOC-Bank of America N.A.) 1.15%,
  11/01/27(h)(j)                                --     Aa1         537          537,000
---------------------------------------------------------------------------------------
Franklin (City of) Industrial Development
  Board (Landings Apartment Project);
  Refunding Multifamily Housing Series 1996 A
  RB
  5.75%, 04/01/10(b)                           AAA     Aaa         820          877,015
---------------------------------------------------------------------------------------
Putnam (County of); Refunding Unlimited Tax
  Series 2001 GO
  5.25%, 04/01/17(b)                            --     Aaa       2,500        2,760,925
---------------------------------------------------------------------------------------
Robertson & Somner (Counties of) White House
  Utility District; Water & Sewer Series 2000
  RB
  6.00%, 01/01/10(e)(f)                        NRR     Aaa       1,000        1,164,140
---------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------

TENNESSEE-(CONTINUED)

Shelby (County of) Health Educational &
  Housing Facilities Board (Kirby Pines
  Retirement Community); Health Care
  Facilities Series 1997 A RB
  6.25%, 11/15/16(d)                            --     --       $1,000     $    919,310
---------------------------------------------------------------------------------------
Tennessee (State of) Housing Development
  Agency; Homeownership Progressive Series
  1992 RB
  6.80%, 07/01/17                               AA     Aa2          20           20,205
=======================================================================================
                                                                              6,278,595
=======================================================================================

TEXAS-22.27%

Allen (City of) Independent School District;
  Refunding Unlimited Tax Series 2000 GO
  5.95%, 02/15/25                              AAA     Aaa       1,600        1,743,456
---------------------------------------------------------------------------------------
Arlington (City of) Independent School
  District;
  Prerefunded Unlimited Tax Series 1995 GO
  5.75%, 02/15/05(e)(f)                        NRR     Aaa         705          766,095
---------------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1995 GO
  5.75%, 02/15/21                               --     Aaa         295          312,635
---------------------------------------------------------------------------------------
Austin (City of); Refunding Hotel Occupancy
  Tax Sub. Lien Series 1999 RB
  5.80%, 11/15/29(b)                           AAA     Aaa       1,000        1,081,200
---------------------------------------------------------------------------------------
Austin (City of) Community College District;
  Refunding Combined Fee Series 1995 RB
  6.10%, 02/01/05(e)(f)                        AAA     Aaa       1,115        1,217,435
---------------------------------------------------------------------------------------
Austin (City of) Water & Wastewater System;
  Refunding
  Series 2001 A&B RB
  5.25%, 05/15/31(b)                           AAA     Aaa       1,750        1,785,158
---------------------------------------------------------------------------------------
Bellville (City of) Independent School
  District;
  Prerefunded Unlimited Tax Series 1995 GO
  6.13%, 02/01/06(e)(f)                        NRR     Aaa         535          602,201
---------------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1995 GO
  6.13%, 02/01/20                               --     Aaa         295          326,780
---------------------------------------------------------------------------------------
Bexar (County of) Housing Finance Corp.
  (Dymaxion & Morrach Park Apartments);
  Multifamily Housing Series 2000 A RB
  6.10%, 08/01/30(b)                            --     Aaa       1,000        1,049,170
---------------------------------------------------------------------------------------
Bexar (County of) Metropolitan Water
  District; Lease Purchase Series 2001 RB
  5.53%, 07/20/06
  (Acquired 07/27/01;
  Cost $606,807)(d)(g)                          --     --          601          635,477
---------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Brazos (County of) Health Facilities
  Development Corp. (Franciscan Services
  Corp.); Series 1997 A RB
  5.38%, 01/01/22(b)                           AAA     Aaa      $1,250     $  1,284,325
---------------------------------------------------------------------------------------
Carroll (City of) Independent School
  District; Refunding Unlimited Tax Series
  2001 GO
  5.25%, 02/15/33                              AAA     Aaa       1,350        1,377,432
---------------------------------------------------------------------------------------
Carrollton (City of); Limited Tax Series 1996
  GO
  5.75%, 08/15/06(e)(f)                         AA     Aa2       1,000        1,132,960
---------------------------------------------------------------------------------------
Cisco (City of) Jr. College District;
  Refunding Consolidated Series 2002 RB
  5.25%, 07/01/26(b)                            --     Aaa       1,000        1,026,080
---------------------------------------------------------------------------------------
Cleveland (City of) Independent School
  District; Unlimited Tax Series 2001 GO
  5.13%, 02/01/31                              AAA     Aaa       2,000        2,018,900
---------------------------------------------------------------------------------------
Comal (County of) Independent School
  District;
  Refunding Unlimited Tax Series 1999 GO
  5.75%, 08/01/28                               --     Aaa       1,000        1,084,280
---------------------------------------------------------------------------------------
  Refunding Unlimited Tax Series 2001 GO
  5.25%, 02/01/28                               --     Aaa       1,000        1,023,570
---------------------------------------------------------------------------------------
  Refunding Unlimited Tax Series 2002 GO
  5.00%, 02/01/28                               --     Aaa       1,500        1,500,975
---------------------------------------------------------------------------------------
DeSoto (City of) Independent School District;
  Refunding Unlimited Tax Series 1998 GO
  5.13%, 08/15/17                              AAA     --        1,000        1,000,590
---------------------------------------------------------------------------------------
Georgetown (City of) Utility System; Series
  1995 A RB
  6.20%, 08/15/05(e)(f)                        AAA     Aaa       1,500        1,676,205
---------------------------------------------------------------------------------------
Grapevine (City of); Limited Tax Series 2000
  GO Ctfs.
  5.88%, 08/15/26(b)                           AAA     Aaa       1,610        1,755,367
---------------------------------------------------------------------------------------
Harris (County of); Refunding Limited Tax
  Series 2002 GO
  5.13%, 08/15/31                              AA+     Aa1       1,000        1,006,350
---------------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Memorial Hermann Health
  Care Project); Hospital Series 2001 A RB
  6.38%, 06/01/29                               A      A2          750          793,928
---------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------

TEXAS-(CONTINUED)

Harris (County of) Health Facilities
  Development Corp. (St. Luke's Episcopal
  Hospital Project); Series 1991 RB
  6.70%, 02/15/03(e)(f)                        AAA     Aa3      $1,000     $  1,001,560
---------------------------------------------------------------------------------------
  Series 2001 A RB
  5.38%, 02/15/26                              AA-     --        1,000        1,005,070
---------------------------------------------------------------------------------------
  Series 2002 RB
  5.13%, 02/15/32                              AA-     --        1,000          978,550
---------------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Texas Children's
  Hospital Project); Hospital Series 1999 A
  RB
  5.25%, 10/01/29                               AA     Aa2       2,000        2,015,080
---------------------------------------------------------------------------------------
Harris (County of) Houston Sports Authority;
  Refunding Jr. Lien Series 2001 B RB
  5.25%, 11/15/40(b)                           AAA     Aaa       3,000        3,039,750
---------------------------------------------------------------------------------------
Harris (County of) Mental Health & Mental
  Retardation Authority; Refunding Series
  1992 RB
  6.25%, 09/15/10(b)                           AAA     Aaa       4,500        4,523,310
---------------------------------------------------------------------------------------
Houston (City of) Airport System; Sub. Lien
  Series 2000 B RB
  5.50%, 07/01/30(b)                           AAA     Aaa       1,000        1,035,580
---------------------------------------------------------------------------------------
Houston (City of) Water & Sewer System; Jr.
  Lien Series 1997 C RB
  5.38%, 12/01/27(b)                           AAA     Aaa       2,495        2,585,593
---------------------------------------------------------------------------------------
Hurst-Euless-Bedford Independent School
  District;
  Prerefunded Unlimited Tax Series 1994 GO
  6.50%, 08/15/04(e)(f)                        AAA     Aaa         640          691,603
---------------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1994 GO
  6.50%, 08/15/24                              AAA     Aaa         360          385,780
---------------------------------------------------------------------------------------
Katy (City of) Independent School District;
  Limited Tax Series 1999 GO
  6.13%, 02/15/32                              AAA     Aaa       1,500        1,655,700
---------------------------------------------------------------------------------------
  Unlimited Tax Series 2001 B GO
  5.00%, 02/15/32                              AAA     Aaa       3,000        2,990,820
---------------------------------------------------------------------------------------
Keller (City of) Independent School District;
  Refunding Unlimited Tax Series 2001 GO
  5.25%, 08/15/26                              AAA     Aaa       2,000        2,053,900
---------------------------------------------------------------------------------------
Keller (City of) Independent School District;
  Series 1994 COP
  6.00%, 08/15/05(b)                           AAA     Aaa         770          854,007
---------------------------------------------------------------------------------------
Laredo (City of) Community College District;
  Limited Tax Series 2002 GO
  5.25%, 08/01/32(b)                           AAA     Aaa       1,000        1,022,490
---------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Little Elm (City of) Independent School
  District;
  Refunding Unlimited Tax Series 1999 GO
  6.00%, 08/15/35                              AAA     --       $2,500     $  2,760,575
---------------------------------------------------------------------------------------
  Refunding Unlimited Tax Series 2000 GO
  6.13%, 08/15/35                              AAA     --        1,000        1,115,610
---------------------------------------------------------------------------------------
Lockhart (City of) Tax and Utility Systems;
  Limited Tax Series 1996 GO Ctfs.
  5.85%, 08/01/11(b)                           AAA     Aaa         605          676,178
---------------------------------------------------------------------------------------
  5.90%, 08/01/06(e)(f)                        AAA     Aaa       1,100        1,252,251
---------------------------------------------------------------------------------------
Matagorda (County of) Navigation District
  No.1 (Reliant Energy Project); Refunding
  Series 1999 B RB
  5.95%, 05/01/30(c)                           BBB-    Ba1       2,000        1,632,160
---------------------------------------------------------------------------------------
Nacogdoches (City of) Independent School
  District; Refunding Unlimited Tax Series
  2001 GO
  5.30%, 02/15/25                              AAA     Aaa       1,765        1,818,444
---------------------------------------------------------------------------------------
North Texas Higher Education Authority Inc.;
  Student Loan Series 1993 C RB
  6.10%, 04/01/08(c)                            --     Aa2       1,000        1,023,090
---------------------------------------------------------------------------------------
  Student Loan Series 1993 D RB
  6.30%, 04/01/09(c)                            --     A2          500          511,400
---------------------------------------------------------------------------------------
Northside Independent School District;
  Unlimited Tax Series 1999 A GO
  5.50%, 08/15/24                              AAA     Aaa       1,000        1,049,090
---------------------------------------------------------------------------------------
Pasadena (City of); Limited Tax Series 2002
  GO Ctfs.
  5.25%, 04/01/32(b)                           AAA     Aaa       2,000        2,041,080
---------------------------------------------------------------------------------------
Pflugerville (City of) Independent School
  District; Unlimited Tax Series 2000 GO
  5.50%, 08/15/23                              AAA     Aaa       1,615        1,708,686
---------------------------------------------------------------------------------------
Plano (City of); Limited Tax Series 2000 GO
  5.88%, 09/01/19                              AAA     Aaa         850          947,334
---------------------------------------------------------------------------------------
Richardson (City of);
  Limited Tax Series 2000 A GO Ctfs.
  5.75%, 02/15/21(b)                           AAA     Aaa       2,000        2,167,960
---------------------------------------------------------------------------------------
  Limited Tax Series 2001 GO Ctfs.
  5.00%, 02/15/19                              AA+     Aa1       1,720        1,762,243
---------------------------------------------------------------------------------------
Richardson (City of) Hospital Authority
  (Richardson Medical Center); Unrefunded
  Hospital Series 1993 RB
  6.50%, 12/01/12                              BBB+   Baa1         785          815,144
---------------------------------------------------------------------------------------
  6.75%, 12/01/23                              BBB+   Baa1       1,000        1,030,490
---------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------

TEXAS-(CONTINUED)

San Angelo (City of) Waterworks & Sewer
  System; Refunding & Improvement Series 2001
  RB
  5.25%, 04/01/19(b)                           AAA     Aaa      $1,000     $  1,049,270
---------------------------------------------------------------------------------------
San Antonio (City of) Independent School
  District; Unlimited Tax Series 1999 GO
  5.50%, 08/15/24                              AAA     Aaa       3,500        3,671,815
---------------------------------------------------------------------------------------
Schertz-Cibolo-Universal City Independent
  School District; Refunding Unlimited Tax
  Building Series 2001 GO
  5.13%, 08/01/25                               --     Aaa       1,535        1,559,806
---------------------------------------------------------------------------------------
  Refunding Unlimited Tax Series 2002 GO
  5.00%, 08/01/23                               --     Aaa         750          756,188
---------------------------------------------------------------------------------------
Spring Branch Independent School District;
  Limited Tax Series 2000 GO
  5.75%, 02/01/24                              AAA     Aaa       1,700        1,836,782
---------------------------------------------------------------------------------------
Texas (State of) (Veteran's Land); Unlimited
  Tax Series 1994 GO
  6.40%, 12/01/24(c)                            AA     Aa1       2,000        2,155,500
---------------------------------------------------------------------------------------
Texas (State of) (Water Development);
  Refunding Unlimited Tax Series 2001 A GO
  5.25%, 08/01/35                               AA     Aa1       1,840        1,876,598
---------------------------------------------------------------------------------------
Texas (State of) (Water Financial
  Assistance); Unlimited Tax Series 2002 GO
  5.00%, 08/01/23                               AA     Aa1       1,000        1,006,760
---------------------------------------------------------------------------------------
Texas (State of) Department of Housing &
  Community Affairs (Asmara Affordable
  Housing Inc. Project); Multifamily Housing
  Series 1996 A RB
  6.30%, 01/01/16                               A      --          310          317,294
---------------------------------------------------------------------------------------
Texas (State of) Public Property Finance
  Corp. (Mental Health & Mental Retardation);
  Series 1996 RB
  6.20%, 09/01/16                              BBB+    --          735          739,072
---------------------------------------------------------------------------------------
Texas (State of) Turnpike Authority; First
  Tier Turnpike System Series 2002 A RB
  5.50%, 08/15/39(b)                           AAA     Aaa       1,000        1,052,230
---------------------------------------------------------------------------------------
Town Center Improvement District; Sales &
  Hotel Occupancy Tax Series 2001 RB
  5.13%, 03/01/23(b)                           AAA     Aaa       1,000        1,015,480
---------------------------------------------------------------------------------------
  5.25%, 03/01/27(b)                           AAA     Aaa       2,800        2,862,720
---------------------------------------------------------------------------------------
  5.50%, 03/01/13(b)                           AAA     Aaa       1,725        1,901,951
---------------------------------------------------------------------------------------
Tyler (City of) Health Facilities Development
  Corp. (Mother Frances Hospital); Hospital
  Series 1997 A RB
  5.63%, 07/01/13                               --    Baa1       1,000        1,000,700
---------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

United Independent School District; Unlimited
  Tax Series 2000 GO
  5.13%, 08/15/26                              AAA     Aaa      $1,000     $  1,016,190
---------------------------------------------------------------------------------------
University of Texas Financing System; Series
  1999 B RB
  5.70%, 08/15/09(e)(f)                        AAA     Aaa       1,000        1,157,690
---------------------------------------------------------------------------------------
Victoria (County of) (Citizens Medical
  Center); Hospital Series 1994 RB
  6.20%, 01/01/10(b)                           AAA     Aaa       1,000        1,058,250
---------------------------------------------------------------------------------------
Waxahachie (City of) Independent School
  District; Refunding Unlimited Tax Series
  2002 GO
  5.25%, 08/15/26                               --     Aaa       2,000        2,053,900
---------------------------------------------------------------------------------------
  5.38%, 08/15/27                               --     Aaa       1,000        1,039,130
---------------------------------------------------------------------------------------
Weatherford (City of) Independent School
  District;
  Prerefunded Unlimited Tax Series 1994 GO
  6.40%, 02/15/05(e)(f)                        NRR     Aaa         900          989,649
---------------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1994 GO
  6.40%, 02/15/12                               --     Aaa         100          108,554
---------------------------------------------------------------------------------------
Ysleta (City of) Independent School District
  Public Facility Corp.; Refunding Lease
  Series 2001 RB
  5.38%, 11/15/24(b)                           AAA     Aaa       1,300        1,335,035
=======================================================================================
                                                                            105,911,661
=======================================================================================

UTAH-1.72%

Intermountain Power Agency;
  Power Supply Series 1995 B RB
  5.00%, 07/01/16(e)(f)                         A+     A1        2,000        2,008,240
---------------------------------------------------------------------------------------
  Unrefunded Power Supply Series 1995 B RB
  5.00%, 07/01/16                               A+     A1        1,150        1,153,255
---------------------------------------------------------------------------------------
Salt Lake (County of) (Westminster College
  Project); Series 1997 RB
  5.75%, 10/01/27                              BBB     --        1,000        1,022,150
---------------------------------------------------------------------------------------
South Jordan (City of); Sales Tax Series 2001
  RB
  5.20%, 08/15/26(b)                           AAA     Aaa       1,500        1,527,900
---------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------

UTAH-(CONTINUED)

Utah (State of) Housing Finance Agency;
  Single Family Mortgage Sub-Series 1994 C RB
  6.05%, 07/01/06                              AA-     Aa3      $   90     $     95,492
---------------------------------------------------------------------------------------
  Single Family Mortgage Sub-Series 1994 E-1
  RB
  6.30%, 07/01/06                              AA-     Aa3          60           63,878
---------------------------------------------------------------------------------------
  Single Family Mortgage Sub-Series 1994 G-1
  RB
  7.15%, 07/01/06                              AA-     Aa3          20           20,727
---------------------------------------------------------------------------------------
  Single Family Mortgage Sub-Series 2000 B-1
  RB
  6.00%, 07/01/10(c)                           AA-     Aa3         665          698,749
---------------------------------------------------------------------------------------
  Sr. Single Family Mortgage Series 1995 G-2
  RB
  6.45%, 07/01/27(c)                           AAA     Aaa         480          497,261
---------------------------------------------------------------------------------------
Utah (State of) Transit Authority; Sales Tax
  Series 2002 A RB
  5.00%, 06/15/25(b)                           AAA     Aaa       1,105        1,110,061
=======================================================================================
                                                                              8,197,713
=======================================================================================

VERMONT-0.24%

Vermont (State of) Educational & Health
  Buildings Financing Agency (Fletcher Allen
  Health Care); Hospital Series 2000 A RB
  6.00%, 12/01/23(b)                           AAA     Aaa       1,000        1,121,840
=======================================================================================

VIRGIN ISLANDS-0.11%

Virgin Islands (Territory of) Public Finance
  Authority (Gross Receipts Taxes Loan
  Notes); Series 1999 A RB
  6.13%, 10/01/29(b)                            A      --          500          538,800
=======================================================================================

VIRGINIA-0.90%

Fauquier (County of) Industrial Development
  Authority (Fauquier Hospital Foundation,
  Inc.); Hospital Series 2002 RB
  5.25%, 10/01/31                               AA     --        1,000        1,017,390
---------------------------------------------------------------------------------------
Fredericksburg (City of) Industrial
  Development Authority (Medicorp. Health
  System); Series 2002 B RB
  5.13%, 06/15/33                               --     A3          250          245,638
---------------------------------------------------------------------------------------
Henrico (County of) Economic Development
  Authority (Virginia United Methodist Homes
  Inc.); Refunding Residential Care Facility
  Series 2002 A RB
  6.50%, 06/01/22(d)                            --     --        1,000          978,800
---------------------------------------------------------------------------------------
Norton (City of) Industrial Development
  Authority (Norton Community Hospital);
  Refunding & Improvement Hospital Series
  2001 RB
  6.00%, 12/01/22(b)                            A      --        1,000        1,057,940
---------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------
VIRGINIA-(CONTINUED)

Virginia (State of) Resources Authority
  (Tuckahoe Creek Service District Project);
  Water & Sewer System Series 2002 RB
  5.00%, 11/01/35                               AA     Aa2      $1,000     $    998,320
=======================================================================================
                                                                              4,298,088
=======================================================================================

WASHINGTON-1.69%

Clark (County of) School District No. 117;
  Unlimited Tax Series 1995 GO
  6.00%, 12/01/05(e)(f)                        AAA     Aaa       1,000        1,120,920
---------------------------------------------------------------------------------------
King (County of);
  Sewer Series 1999 RB
  5.50%, 01/01/22(b)                           AAA     Aaa       1,000        1,047,340
---------------------------------------------------------------------------------------
  Unlimited Tax Series 1969 GO
  5.50%, 07/01/07(e)(f)                        AAA     Aaa         490          557,311
---------------------------------------------------------------------------------------
Pend Oreille (County of) Public Utility
  District No. 1; Electric Series 1996 B RB
  6.30%, 01/01/17                              BBB+    A3        1,400        1,503,180
---------------------------------------------------------------------------------------
Washington (State of) Health Care Facilities
  Authority (Providence Health System
  Project); Series 2001 RB
  5.25%, 10/01/21(b)                           AAA     Aaa       1,000        1,030,790
---------------------------------------------------------------------------------------
Washington (State of) Public Power Supply
  System (Nuclear Project No. 1); Refunding
  Series 1996 A RB
  5.75%, 07/01/12(b)                           AAA     Aaa       2,000        2,249,040
---------------------------------------------------------------------------------------
West Richland (City of); Water & Sewer Series
  1994 RB
  7.00%, 12/01/04(e)(f)                        AAA     Aaa         500          551,530
=======================================================================================
                                                                              8,060,111
=======================================================================================

WISCONSIN-1.41%

Ladysmith-Hawkins School District; Refunding
  Unlimited Tax Series 2002 GO
  4.50%, 04/01/19(b)                            --     Aaa       1,350        1,319,598
---------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR           MARKET
                                               S&P   MOODY'S   (000)          VALUE
---------------------------------------------------------------------------------------

WISCONSIN-(CONTINUED)

Muskego-Norway School District; Refunding
  Unlimited Tax Series 2002 GO
  5.00%, 04/01/21(b)                            --     Aaa      $1,000     $  1,015,350
---------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Sinai Samaritan
  Medical Center Inc.); Series 1996 RB
  5.75%, 08/15/16(b)                           AAA     Aaa       1,500        1,651,860
---------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Sisters of the
  Sorrowful Mother Ministry Corp.); Series
  1997 A RB
  5.90%, 08/15/24(b)                           AAA     Aaa       2,500        2,703,075
=======================================================================================
                                                                              6,689,883
=======================================================================================

WYOMING-0.50%

Laramie (County of) (Memorial Hospital
  Project); Hospital Series 1992 RB
  6.70%, 05/01/12(b)                           AAA     Aaa         250          256,155
---------------------------------------------------------------------------------------
Natrona (County of) (Wyoming Medical Center
  Project); Hospital Series 1995 RB
  6.00%, 09/15/11(b)                           AAA     Aaa       1,000        1,109,540
---------------------------------------------------------------------------------------
Sweetwater (County of) (Idaho Power Co.
  Project); Refunding Series 1996 A PCR
  6.05%, 07/15/26                              BBB+    A3        1,000        1,026,010
=======================================================================================
                                                                              2,391,705
=======================================================================================
TOTAL INVESTMENTS-99.13% (Cost $446,474,757)                                471,498,596
=======================================================================================
OTHER ASSETS LESS LIABILITIES-0.87%                                           4,124,629
=======================================================================================
NET ASSETS-100.00%                                                         $475,623,225
_______________________________________________________________________________________
=======================================================================================

Investment Abbreviations:

COP   - Certificate of Participation
Ctfs. - Certificates
FHA   - Federal Housing Administration
GNMA  - Government National Mortgage Association
GO    - General Obligation Bonds
IDR   - Industrial Development Revenue Bonds
Jr.   - Junior
LOC   - Letter of Credit
PCR   - Pollution Control Revenue Bonds
RAC   - Revenue Anticipation Certificates
RB    - Revenue Bonds
Sr.   - Senior
Sub.  - Subordinated
TAN   - Tax Allocation Notes
VRD   - Variable Rate Demand
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of this security.
(b) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., American Capital Access Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Co.
(c) Security subject to the alternative minimum tax.
(d) Determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest pursuant to guidelines for the determination of quality adopted by the Board of Trustees and followed by the investment advisor.
(e) Advance refunded; secured by an escrow fund of U.S. Treasury obligations.
(f) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(g) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 01/31/03 was $475,623,225, which represented 0.43% of the Fund's net assets. These securities are considered illiquid.
(h) Demand securities; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rates are redetermined weekly. Rates shown are rates in effect on 01/31/03.
(i) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(j) Principal and interest payments are guaranteed by a letter of credit agreement.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $446,474,757)                                $471,498,596
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  557,283
-----------------------------------------------------------
  Interest                                        6,785,298
-----------------------------------------------------------
Investment for deferred compensation plan            78,344
-----------------------------------------------------------
Other assets                                         37,624
===========================================================
    Total assets                                478,957,145
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             996,820
-----------------------------------------------------------
  Fund shares reacquired                          1,239,018
-----------------------------------------------------------
  Dividends                                         736,811
-----------------------------------------------------------
  Deferred compensation plan                         78,344
-----------------------------------------------------------
Accrued distribution fees                           218,073
-----------------------------------------------------------
Accrued trustees' fees                                1,028
-----------------------------------------------------------
Accrued transfer agent fees                          13,113
-----------------------------------------------------------
Accrued operating expenses                           50,713
===========================================================
    Total liabilities                             3,333,920
===========================================================
Net assets applicable to shares outstanding    $475,623,225
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $342,010,220
___________________________________________________________
===========================================================
Class B                                        $106,973,053
___________________________________________________________
===========================================================
Class C                                        $ 26,639,952
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          42,220,183
___________________________________________________________
===========================================================
Class B                                          13,183,625
___________________________________________________________
===========================================================
Class C                                           3,289,473
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.10
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.10 divided by
      95.25%)                                  $       8.50
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.11
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.10
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS

For the six months ended January 31, 2003
(Unaudited)

INVESTMENT INCOME:

Interest                                        $12,903,711
===========================================================

EXPENSES:

Advisory fees                                     1,058,214
-----------------------------------------------------------
Administrative services fees                         59,159
-----------------------------------------------------------
Custodian fees                                        9,105
-----------------------------------------------------------
Distribution fees -- Class A                        429,314
-----------------------------------------------------------
Distribution fees -- Class B                        537,321
-----------------------------------------------------------
Distribution fees -- Class C                        138,905
-----------------------------------------------------------
Transfer agent fees                                 136,573
-----------------------------------------------------------
Trustees' fees                                        5,771
-----------------------------------------------------------
Other                                                80,240
===========================================================
    Total expenses                                2,454,602
===========================================================
Less: Expenses paid indirectly                       (3,572)
===========================================================
    Net expenses                                  2,451,030
===========================================================
Net investment income                            10,452,681
===========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities        551,800
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                           1,860,654
===========================================================
Net gain from investment securities               2,412,454
===========================================================
Net increase in net assets resulting from
  operations                                    $12,865,135
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2003 and the year ended July 31, 2002 (Unaudited)

                                                                 JANUARY 31,          JULY 31,
                                                                     2003               2002
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                          $ 10,452,681       $ 21,138,440
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities                 551,800           (210,205)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                           1,860,654           (392,841)
================================================================================================
    Net increase in net assets resulting from operations           12,865,135         20,535,394
================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (7,951,107)       (16,156,773)
------------------------------------------------------------------------------------------------
  Class B                                                          (2,090,093)        (3,770,131)
------------------------------------------------------------------------------------------------
  Class C                                                            (541,191)          (953,868)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                             776,209         17,431,346
------------------------------------------------------------------------------------------------
  Class B                                                           2,356,583         17,606,047
------------------------------------------------------------------------------------------------
  Class C                                                          (2,661,638)        11,286,232
================================================================================================
    Net increase in net assets                                      2,753,898         45,978,247
================================================================================================

NET ASSETS:

  Beginning of period                                             472,869,327        426,891,080
================================================================================================
  End of period                                                  $475,623,225       $472,869,327
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                  $461,326,317       $460,855,163
------------------------------------------------------------------------------------------------
  Undistributed net investment income                                 190,114            319,824
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                    (10,917,045)       (11,468,845)
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                 25,023,839         23,163,185
================================================================================================
                                                                 $475,623,225       $472,869,327
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Municipal Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a demand feature exercisable within one to seven days are valued at par. Notwithstanding the above, short-term obligations with maturities of 60 days or less and commercial paper are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2003, AIM was paid $59,159 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2003, AFS retained $85,959 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class

B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2003, the Class A, Class B and Class C shares paid $429,314, $537,321 and $138,905, respectively.

    Front-end sales commissions and CDSCs are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2003, AIM Distributors retained $31,472 in front-end sales commissions from the sale of Class A shares and $38,562, $1,510 and $52,695 for Class A, Class B shares and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended January 31, 2003, the Fund paid legal fees of $2,355 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended January 31, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,572 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $3,572.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2003, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

    AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the six months ended January 31, 2003.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
July 31, 2003                                 $   728,546
----------------------------------------------------------
July 31, 2004                                      92,144
----------------------------------------------------------
July 31, 2007                                   1,947,609
----------------------------------------------------------
July 31, 2008                                   8,431,875
==========================================================
Total capital loss carryforward               $11,200,174
__________________________________________________________
==========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2003 was $54,062,722 and $57,723,907, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $29,039,718
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (3,983,187)
===========================================================
Net unrealized appreciation of investment
  securities                                    $25,056,531
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $446,442,065.

NOTE 8--SHARE INFORMATION


The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares are subject to CDSC charges. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

  Changes in shares outstanding during the six months ended January 31, 2003 and the year ended July 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                   JANUARY 31, 2003                JULY 31, 2002
                                                              ---------------------------   ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      17,514,398   $ 141,750,955    25,443,792   $ 203,919,132
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,205,816      17,924,615     5,648,537      45,438,128
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,271,125      10,293,085     3,492,497      27,986,065
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         542,863       4,398,059     1,118,428       8,950,726
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         159,648       1,295,089       281,101       2,253,388
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                          47,954         388,410        86,031         687,981
=======================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                              --              --     4,890,500      39,744,960
=======================================================================================================================
Conversion of Class B shares to Class A shares:**
  Class A                                                         277,349       2,242,090            --              --
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (276,389)     (2,242,090)           --              --
=======================================================================================================================
Reacquired:
  Class A                                                     (18,237,759)   (147,614,895)  (29,353,247)   (235,183,472)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,805,196)    (14,621,031)   (3,758,234)    (30,085,469)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,649,837)    (13,343,133)   (2,179,285)    (17,387,814)
=======================================================================================================================
                                                                   49,972   $     471,154     5,670,120   $  46,323,625
_______________________________________________________________________________________________________________________
=======================================================================================================================

 * As of the close of business September 7, 2001, the Fund acquired all the net assets of AIM Tax-Exempt Bond Fund of Connecticut pursuant to a plan of reorganization approved by AIM Tax-Exempt Bond Fund of Connecticut shareholders on June 13, 2001. The acquisition was accomplished by a tax-free exchange of 4,890,500 shares of the Fund for 3,624,409 shares of AIM Tax-Exempt Bond Fund of Connecticut outstanding as of the close of business on September 7, 2001. AIM Tax-Exempt Bond Fund of Connecticut net assets at that date of $39,744,960, including $2,619,081 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $446,100,096.
** Prior to the year ended July 31, 2002, conversion of Class B shares to Class
   A shares were included in Class A share sold and Class B shares reacquired.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.



                                                                                      CLASS A
                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS        YEAR ENDED JULY 31,     SEVEN MONTHS    YEAR ENDED DECEMBER
                                                     ENDED                                     ENDED                 31,
                                                   JANUARY 31,       --------------------     JULY 31,       --------------------
                                                     2003              2002        2001         2000           1999        1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   8.06         $   8.06    $   7.83      $   7.74      $   8.35    $   8.34
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.19             0.38(a)     0.40          0.24(b)       0.41        0.42
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     0.04             0.00        0.23          0.09         (0.61)       0.01
=================================================================================================================================
    Total from investment operations                    0.23             0.38        0.63          0.33         (0.20)       0.43
=================================================================================================================================
Less dividends from net investment income              (0.19)           (0.38)      (0.40)        (0.24)        (0.41)      (0.42)
=================================================================================================================================
Net asset value, end of period                      $   8.10         $   8.06    $   8.06      $   7.83      $   7.74    $   8.35
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                         2.86%            4.84%       8.28%         4.32%        (2.45)%      5.28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $342,010         $339,545    $322,437      $283,416      $294,720    $327,705
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                 0.81%(d)         0.81%       0.85%         0.85%(e)      0.84%       0.82%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                4.58%(d)         4.79%(a)     5.06%        5.32%(e)      5.01%       5.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                12%              35%         28%           18%           28%         19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on debt securities. Had the Fund not amortized market discounts on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $340,651,090.
(e)  Annualized.
(f)  Not annualized for periods less than one year.



                                                                                       CLASS B
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS        YEAR ENDED JULY 31,     SEVEN MONTHS        YEAR ENDED
                                                       ENDED                                     ENDED            DECEMBER 31,
                                                     JANUARY 31,       --------------------    JULY 31,        ------------------
                                                       2003              2002        2001        2000           1999       1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   8.07         $   8.07     $  7.84      $  7.75       $  8.37    $  8.36
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.16             0.32(a)     0.34         0.21(b)       0.35       0.36
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       0.04             0.00        0.23         0.08         (0.62)      0.01
=================================================================================================================================
    Total from investment operations                      0.20             0.32        0.57         0.29         (0.27)      0.37
=================================================================================================================================
Less dividends from net investment income                (0.16)           (0.32)      (0.34)       (0.20)        (0.35)     (0.36)
=================================================================================================================================
Net asset value, end of period                        $   8.11         $   8.07     $  8.07      $  7.84       $  7.75    $  8.37
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           2.48%            4.05%       7.46%        3.84%        (3.28)%     4.48%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $106,973         $104,150     $86,565      $67,363       $72,256    $72,723
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   1.56%(d)         1.56%       1.60%        1.61%(e)      1.59%      1.57%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                  3.83%(d)         4.04%(a)    4.31%        4.56%(e)      4.26%      4.25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                  12%              35%         28%          18%           28%        19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on debt securities. Had the Fund not amortized market discounts on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $106,588,104.
(e)  Annualized.
(f)  Not annualized for periods less than one year.



                                                                                        CLASS C
                                                       -------------------------------------------------------------------------
                                                       SIX MONTHS        YEAR ENDED JULY 31,    SEVEN MONTHS       YEAR ENDED
                                                         ENDED                                    ENDED           DECEMBER 31,
                                                       JANUARY 31,       -------------------    JULY 31,        ----------------
                                                         2003             2002        2001        2000           1999      1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  8.06         $  8.05     $  7.83       $ 7.74       $ 8.35    $ 8.35
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.16            0.32(a)     0.34         0.21(b)      0.35      0.36
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             0.04            0.01        0.22         0.08        (0.61)     0.00
================================================================================================================================
    Total from investment operations                        0.20            0.33        0.56         0.29        (0.26)     0.36
================================================================================================================================
Less dividends from net investment income                  (0.16)          (0.32)      (0.34)       (0.20)       (0.35)    (0.36)
================================================================================================================================
Net asset value, end of period                           $  8.10         $  8.06     $  8.05       $ 7.83       $ 7.74    $ 8.35
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                             2.49%           4.19%       7.34%        3.85%       (3.16)%    4.36%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $26,640         $29,175     $17,889       $8,252       $9,652    $9,565
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                     1.56%(d)        1.56%       1.60%        1.61%(e)     1.59%     1.57%
================================================================================================================================
Ratio of net investment income to average net assets        3.83%(d)        4.04%(a)    4.31%        4.56%(e)     4.26%     4.25%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(f)                                    12%             35%         28%          18%          28%       19%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on debt securities. Had the Fund not amortized market discounts on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $27,554,534.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES             OFFICERS                                     OFFICE OF THE FUND
Robert H. Graham              Robert H. Graham                             11 Greenway Plaza
Mark H. Williamson            Chairman and President                       Suite 100
Frank S. Bayley                                                            Houston, TX 77046
Bruce L. Crockett             Mark H. Williamson
Albert R. Dowden              Executive Vice President                     INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                         A I M Advisors, Inc.
Jack M. Fields                Carol F. Relihan                             11 Greenway Plaza
Carl Frischling               Senior Vice President and Secretary          Suite 100
Prema Mathai-Davis                                                         Houston, TX 77046
Lewis F. Pennock              Gary T. Crum
Ruth H. Quigley               Senior Vice President                        TRANSFER AGENT
Louis S. Sklar                                                             A I M Fund Services, Inc.
                              Dana R. Sutton                               P.O. Box 4739
                              Vice President and Treasurer                 Houston, TX 77210-4739

                              Stuart W. Coco                               CUSTODIAN
                              Vice President                               The Bank of New York
                                                                           100 Church Street
                              Melville B. Cox                              New York, NY 10286
                              Vice President
                                                                           COUNSEL TO THE FUND
                              Karen Dunn Kelley                            Ballard Spahr
                              Vice President                               Andrews & Ingersoll, LLP
                                                                           1735 Market Street
                              Edgar M. Larsen                              Philadelphia, PA 19103
                              Vice President
                                                                           COUNSEL TO THE TRUSTEES
                                                                           Kramer, Levin, Naftalis & Frankel LLP
                                                                           919 Third Avenue
                                                                           New York, NY 10022

                                                                           DISTRIBUTOR
                                                                           A I M Distributors, Inc.
                                                                           11 Greenway Plaza
                                                                           Suite 100
                                                                           Houston, TX 77046

================================================================================

                                     [ART]

                                MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

The AIM Family of Funds--Registered Trademark--

        DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

       MORE AGGRESSIVE                                   MORE AGGRESSIVE                                 TAXABLE

AIM Emerging Growth Fund                   AIM Developing Markets Fund                               MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)               AIM European Small Company Fund
AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund(2)               AIM High Yield Fund II
AIM Opportunities I Fund(2,3)              AIM International Emerging Growth Fund        AIM High Yield Fund
AIM Mid Cap Growth Fund                    AIM Global Aggressive Growth Fund             AIM Strategic Income Fund
AIM Libra Fund                             AIM European Growth Fund(2)                   AIM Income Fund
AIM Dent Demographic Trends Fund           AIM International Growth Fund(2)              AIM Global Income Fund
AIM Opportunities II Fund(2,3)             AIM Global Growth Fund                        AIM Total Return Bond Fund
AIM Constellation Fund                     AIM Worldwide Spectrum Fund                   AIM Intermediate Government Fund
AIM Large Cap Growth Fund                  AIM Global Trends Fund                        AIM Short Term Bond Fund
AIM Weingarten Fund                        AIM International Core Equity Fund(2)         AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                          AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                               MORE CONSERVATIVE                AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                          SECTOR EQUITY                              MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                           MORE AGGRESSIVE                                  TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                         AIM New Technology Fund                                   MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund               AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund             AIM Global Energy Fund                        AIM High Income Municipal Fund
AIM Charter Fund                           AIM Global Financial Services Fund            AIM Municipal Bond Fund
AIM Basic Value Fund                       AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund             AIM Global Utilities Fund                     AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                         AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                            MORE CONSERVATIVE
                                                        MORE CONSERVATIVE
       MORE CONSERVATIVE

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Servicemark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Servicemark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management. As of 12/31/02.

Mutual       Retirement    Annuities   College     Separately    Offshore     Alternative    Cash
Funds        Products                  Savings     Managed       Products     Investments    Management
                                       Plans       Accounts

                      [AIM INVESTMENTS LOGO APPEARS HERE]
                                --Servicemark--
AIMinvestments.com                                                     MBD-SAR-1

                      SEMIANNUAL REPORT / JANUARY 31, 2003

                            AIM SHORT TERM BOND FUND

                                  [COVER IMAGE]

                      [AIM INVESTMENTS LOGO APPEARS HERE]

                                 --Servicemark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]


            PORT-EN-BESSIN: ENTRANCE TO THE HARBOR BY GEORGES SEURAT

              SAILBOATS IN AND NEAR THE SAFETY OF A HARBOR CREATE A

              DELIGHTFUL SENSE OF TRANQUILITY. AIM SHORT TERM BOND

             FUND INVESTS IN FIXED-INCOME SECURITIES OF HIGH QUALITY

               AND SHORT DURATION. THE GOAL OF INVESTING IN THESE

             LOWER-RISK SECURITIES IS TO PRESERVE INVESTORS' CAPITAL

               WHILE CREATING AS HIGH A YIELD AS POSSIBLE. JUST AS

                SPARKLING SUNSHINE AND PLACID WATERS CAN GENERATE

            ENJOYMENT FOR THE OBSERVER OF A PAINTING, CURRENT INCOME

                  AND THE PRESERVATION OF CAPITAL CAN CREATE A

                       PLEASING COMBINATION FOR INVESTORS.

================================================================================

AIM SHORT TERM BOND FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Short Term Bond Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o   The fund offers only Class C shares, which are sold without a sales charge.

o Had the advisor not waived fees and/or absorbed expenses, returns would have been lower.

o The fund may invest a portion of its assets in mortgage-backed securities, which may lose value if mortgages are prepaid in response to falling interest rates.

o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lehman Government/Credit Bond Index, which represents the performance of short-term government and investment-grade corporate debt securities, is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lipper Short Investment Grade Fund Index represents an average of the 30 largest short investment grade bond funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

      This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           We are forwarding you this report on the activities of your
ROBERT H.           AIM Short Term Bond Fund for the six-month period ended
GRAHAM]             January 31, 2003. I invite you to carefully read the
                    important information contained in the report.

WE ARE PLEASED      INVESTMENT CLIMATE
WITH THE RESPONSE
TO THIS FUND AND    The three-year bear market for equities--the worst since
THAT IT MEETS A     before World War II--continued during the reporting period.
NEED IN             Domestic equities marked a low in early October, recovered
SHAREHOLDERS'       briefly, then declined again as 2002 drew to a close. The
PORTFOLIOS.         new year opened on an optimistic note, but the rally faded
ROBERT H. GRAHAM    and the major domestic stock indexes all produced negative returns for the reporting period as a whole. Even the real estate industry, which had bucked the negative trend in the stock market, faltered. International markets also declined.

   Diversification again proved its worth, as robust demand for fixed-income investments led to positive returns. For the first half of the reporting period, demand for bonds largely reflected investors' caution. In response to the severe bear market and ongoing high volatility, investors shunned equities in favor of the relative stability of bonds. But their appetite for risk strengthened toward the end of the reporting period. Corporate bonds ended up outperforming risk-free Treasury issues, and the high yield sector, which has languished the past few years, outperformed the investment-grade sector.

   One note of caution concerning the current bond rally: Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

A REPORT ON AIM RESEARCH

The two pages that follow this letter present detailed information on some of the methods we at AIM use to manage your money. I hope it provides you with a better understanding of our investment process. I encourage you to read it carefully. One of our ongoing goals is to keep our shareholders well informed.

   To that end, we have also increased the number of comparative benchmarks we include in these reports.

   o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known, widely reported benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

   o We also include what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the market segments in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

   o In addition, we have included your fund's Lipper category index. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

   Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

   Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss market conditions during the reporting period and their investment strategies. I hope you find their comments informative.

   As you are probably aware, AIM Short Term Bond Fund is a new fund. It began operations August 30, 2002, with $3 million in assets supplied by AIM as seed money for the fund. Five months later on January 31, 2003, net assets had climbed to almost $122 million. We are pleased with the response to this fund and that it meets a need in shareholders' portfolios. I believe that shareholders will be pleased by the fund's capacity to deliver current income while preserving capital.

   Timely information about your fund and the markets is available at aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

OUTLOOK

As the reporting period closed, geopolitical risk, lingering doubts about corporate financial reporting, and mixed economic signals still weighed on markets, and, as ever, no one could predict when investor sentiment would change.

   But there are also positive signs. Low interest rates have kept the housing market vigorous and considerably lowered the cost of debt for corporations and other entities. The painful bear market has brought equity values into a much more realistic and attractive range than at the height of the 1990s market frenzy. We at AIM remain essential optimists about the resilience of both our economy and our markets. We are confident that over the long run disciplined investing in a diversified portfolio for which you have realistic expectations will remain a formula for investing success.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
March 5, 2003

                     A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

================================================================================

                              [LARSEN & CRUM PHOTO]

     EDGAR M. LARSEN                                           GARY T. CRUM
Chief Investment Officer                                 Director of Investments

================================================================================

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

   We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

   We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

   AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

   AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

   For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company management, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

   Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

   AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

   Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

   Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

   As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

   AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

   This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

   AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

   We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


FUND PROVIDES POSITIVE RETURNS FOR ITS FIRST FIVE MONTHS SINCE INCEPTION

Since its inception on August 30, 2002,AIM Short Term Bond Fund Class C Shares produced cumulative total returns of 1.46% as of the close of the reporting period, January 31, 2003.

RELEVANT MARKET CONDITIONS

As you know, the protracted bear market experienced by stock funds has proved the importance of having a diversified portfolio. Because of investor disappointment in the equity markets, there has been a preference for less volatility or a "flight to quality." Given the uncertainty of the economic and geopolitical environment, investors have sought a sense of security from high-quality bonds, like Treasuries, agencies, and high-quality corporate securities. Monetary policy and the safety-driven demand has helped keep yields low.

   In addition, during the six-month reporting period, the Federal Reserve (the
Fed) reduced the Fed funds rate to 1.25%. The rate had remained unchanged at 1.75% since December 2001, but on November 6, 2002, the rate was lowered by 0.50%. At the same time, the Fed indicated that this rate cut would balance the near term outlook for risks to the economy between inflation and recession.

   As you know, the purpose of lowering the rate is to stimulate economic growth. This typically has a negative impact on the yields of Treasury bonds and other fixed-income investments, but it also has a positive impact on bond values.

   Corporate bonds trailed government bonds in the third quarter of 2002. In the fourth quarter, with the October-November rally in the equity market, investors also showed a willingness to invest in bonds with more risk. Corporate fixed-income securities were the best performers for the quarter. This rebound in riskier assets had the opposite effect on risk-free Treasuries. Mortgage-backed securities outperformed both government agency and Treasury bonds.

   In January 2003, mortgage-backed securities performed well. It was a negative month for Treasuries, but their performance for the six-month period as a whole remained quite strong.

FUND STRATEGY AND TECHNIQUES

AIM Short Term Bond Fund invests in investment-grade fixed income securities. The fund purchases securities issued by the U.S. government, including the U.S. Treasury and government agencies. The fund also purchases mortgage-backed and other asset-backed securities and high-quality corporate bonds.

   The strategy of this fund is to maintain a duration and weighted average effective

PORTFOLIO COMPOSITION

as of 1/31/03, based on total net assets

=======================================================================================================================
TOP 10 FIXED-INCOME ISSUERS                                                     INVESTMENT TYPE BREAKDOWN
excluding money market funds
-----------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                          Net Assets
                                                                                           [PIE CHART]

 1. Federal National Mortgage Association (FNMA)             21.95%             MORTGAGE-BACKED                   47%

 2. Federal Home Loan Mortgage Corp. (FHLMC)                 12.89              CORPORATE BONDS AND NOTES         42%

 3. Government National Mortgage Association (GNMA)          11.08              U.S. GOVERNMENT                    8%

 4. U.S. Treasury Notes                                       7.83              CASH AND OTHER ASSETS              3%

 5. TCI Communications, Inc.                                  2.96

 6. Sprint Capital Corp.                                      2.56              WEIGHTED AVERAGE MATURITY    2.11 Years

 7. Washington Mutual Financial Corp.                         2.31              EFFECTIVE DURATION           1.61 Years

 8. Cox Communications, Inc.                                  1.74              AVERAGE BOND QUALITY         AA

 9. Capital One Bank-Series 4                                 1.72              NUMBER OF HOLDINGS           110

10. Heller Financial, Inc.                                    1.61

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

=======================================================================================================================

================================================================================

                               IT IS OUR HOPE THAT

                             INVESTORS NOW RECOGNIZE

                              THE VALUE OF BONDS AS

                            AN INTEGRAL HOLDING OVER

                             ANY TIME HORIZON AND IN

                                ANY ENVIRONMENT.

================================================================================
maturity of less than three years. The purpose of this strategy is to help provide relative stability of share price, or net asset value (NAV). Achieving this stability is one of the fund's objectives--providing minimum fluctuation of principal value.

   The fund's per-share price varied little over this reporting period. During the five months since the fund's inception, the fund's NAV per share remained between $9.95 and $10.06, a fluctuation of just over 1%. (Note: AIM Short Term Bond Fund should not be confused with a money market fund, which attempts to maintain an NAV of $1.00. Although we seek to maintain a relatively stable NAV, the value of fund shares will fluctuate.)

IN CLOSING

As you compare the fund's performance to the indexes in the table below, keep in mind that the fund has been in existence for only five months. The fund's goal of providing as high a yield as possible within its high-quality, short-duration mandate is our primary focus. The fund was introduced in a period of historically low interest rates (1.75% in August, and now 1.25%). We are building a portfolio in today's environment of low yields. However, a short-duration portfolio has the capability of better performance during a rising interest rate environment than fixed-income portfolios of longer duration.

   Even with yields as low as they are, there are a lot of positives for bonds as an asset class--particularly as a complement to other investments. It is our hope that investors now recognize the value of bonds as an integral holding over any time horizon and in any environment.

FUND AND INDEX RETURNS

as of 1/31/03

================================================================================

FUND VS. INDEXES

Total Returns 8/30/02-1/31/03

Class C Shares                                                  1.46%

Lehman Aggregate Bond Index (Broad Market Index)                3.31

Lehman Government/Credit Bond Index (Style-Specific Index)      3.91

Lipper Short Investment Grade Debt Fund Index (Peer Group)      1.92

In addition to fund returns as of the close of the reporting period, industry regulations require us to provide returns for periods ended 12/31/02, the most recent calendar quarter-end, which were as follows: inception (8/30/02), 1.42%. As the fund has been in existence for less than a year, returns are cumulative.

   Past performance cannot guarantee comparable future results.

   DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

GROWTH OF NET ASSETS

In millions, as of month-end

================================================================================

                                   [BAR CHART]

8/02                        $  3

9/02                        $ 22

10/02                       $ 63

11/02                       $ 82

12/02                       $ 94

1/03                        $122

================================================================================

                                    [GRAPHIC]

                           For More Information Visit
                               AIMinvestments.com

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                           Robert G. Alley, Co-Manager

                           Jan H. Friedli, Co-Manager

                           Scot W. Johnson, Co-Manager

                        Assisted by Investment Grade Team

================================================================================

                          See important fund and index
                         disclosures inside front cover.

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2003
(Unaudited)


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
BONDS & NOTES-42.45%

AEROSPACE & DEFENSE-0.60%

Lockheed Martin Corp., Unsec. Gtd. Unsub.
  Notes, 7.25%, 05/15/06                       $   650,000   $    731,425
=========================================================================

AUTOMOBILE MANUFACTURERS-0.74%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04          900,000        907,614
=========================================================================

BANKS-7.48%

Bank One Corp., Sr. Unsec. Unsub. Global
  Notes, 7.63%, 08/01/05                         1,400,000      1,568,182
-------------------------------------------------------------------------
Bankers Trust Corp., Unsec. Sub. Notes,
  8.25%, 05/01/05                                1,200,000      1,349,652
-------------------------------------------------------------------------
Chase Manhattan Corp., Sub. Deb., 7.88%,
  07/15/06                                         400,000        452,300
-------------------------------------------------------------------------
Citicorp,
  Jr. Unsec. Sub. Notes, 6.38%, 01/15/06           100,000        107,872
-------------------------------------------------------------------------
  Sub. Global Notes, 6.75%, 08/15/05               500,000        550,075
-------------------------------------------------------------------------
  Unsec. Sub. Notes, 7.13%, 09/01/05             1,000,000      1,115,320
-------------------------------------------------------------------------
Danske Bank A/S (Denmark), Sub. Yankee Notes,
  6.38%, 06/15/08 (Acquired 08/30/02; Cost
  $53,673)(a)                                       50,000         53,531
-------------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06                                 900,000      1,078,803
-------------------------------------------------------------------------
JPMorgan Chase Bank, Sub. Notes, 7.00%,
  06/01/05                                       1,000,000      1,086,900
-------------------------------------------------------------------------
MBNA America Bank, N.A., Notes, 6.88%,
  07/15/04 (Acquired 12/04/02; Cost
  $1,046,330)(a)                                 1,000,000      1,049,840
-------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Unsec. Gtd. Sub. Yankee Notes,
  7.00%, 04/01/06                                  250,000        271,725
-------------------------------------------------------------------------
Union Planters Bank N.A., Unsec. Putable Sub.
  Notes, 6.50%, 03/15/08                           350,000        389,812
-------------------------------------------------------------------------
Wachovia Corp., Unsec. Sub. Notes, 6.80%,
  06/01/05                                          50,000         55,001
=========================================================================
                                                                9,129,013
=========================================================================

BROADCASTING & CABLE TV-6.78%

Clear Channel Communications, Inc., Sr.
  Unsec. Notes, 7.25%, 09/15/03                    500,000        513,755
-------------------------------------------------------------------------
Cox Communications, Inc., Unsec, Notes,
  7.50%, 08/15/04                                2,000,000      2,127,160
-------------------------------------------------------------------------
Jones Intercable, Inc., Sr. Unsec. Notes,
  8.88%, 04/01/07                                  900,000        957,519
-------------------------------------------------------------------------
TCI Communications, Inc.,
  Medium Term Notes, 8.35%, 02/15/05             1,337,000      1,447,411
-------------------------------------------------------------------------
  Sr. Notes, 8.65%, 09/15/04                     2,000,000      2,142,500
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05                 15,000         16,144
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

BROADCASTING & CABLE TV-(CONTINUED)

Time Warner Inc., Unsec. Notes, 7.75%,
  06/15/05                                     $ 1,000,000   $  1,066,670
=========================================================================
                                                                8,271,159
=========================================================================

CONSUMER FINANCE-4.63%

CitiFinancial Credit Co., Unsec. Notes,
  6.50%, 06/01/05                                1,000,000      1,086,510
-------------------------------------------------------------------------
Countrywide Home Loans, Inc.,
  Series K, Medium Term Global Notes, 3.50%,
    12/19/05                                     1,000,000      1,008,410
-------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 6.85%, 06/15/04        575,000        608,022
-------------------------------------------------------------------------
Ford Motor Credit Co., Unsec. Global Notes,
  6.70%, 07/16/04                                  150,000        154,275
-------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Medium Term Notes, 5.25%, 05/16/05             1,000,000      1,016,110
-------------------------------------------------------------------------
  Unsec. Unsub. Notes, 7.63%, 06/15/04             125,000        131,895
-------------------------------------------------------------------------
Household Finance Corp., Sr. Unsec. Global
  Notes,
-------------------------------------------------------------------------
  8.00%, 05/09/05                                1,400,000      1,534,666
-------------------------------------------------------------------------
  6.50%, 01/24/06                                  100,000        107,409
=========================================================================
                                                                5,647,297
=========================================================================

DIVERSIFIED FINANCIAL SERVICES-13.17%

American General Finance Corp., Sr. Notes,
  6.75%, 11/15/04                                  300,000        321,975
-------------------------------------------------------------------------
ASIF Global Financing XX, Sec. Notes, 2.65%,
  01/17/06 (Acquired 01/08/03; Cost
  $698,894)(a)                                     700,000        699,174
-------------------------------------------------------------------------
Capital One Bank-Series 4, Sr. Global Notes,
  6.50%, 07/30/04                                2,100,000      2,093,175
-------------------------------------------------------------------------
CIT Group Inc., Sr. Global Floating Rate
  Medium Term Notes, 2.60%, 11/25/03(b)            600,000        600,378
-------------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 6.80%, 11/01/05      1,750,000      1,942,710
-------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), Global
  Bonds, 7.63%, 08/17/05                            75,000         84,046
-------------------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec. Global
  Notes, 8.00%, 06/15/05                         1,750,000      1,966,247
-------------------------------------------------------------------------
Lehman Brothers Holdings Inc., Sr. Notes,
  8.75%, 03/15/05                                  175,000        196,577
-------------------------------------------------------------------------
Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05                  125,000        147,709
-------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06           700,000        785,141
-------------------------------------------------------------------------
Merrill Lynch & Co., Inc.,
  Series B, Medium Term Notes, 4.54%,
    03/08/05                                       250,000        259,430
-------------------------------------------------------------------------
  Series E, Medium Term Floating Rate Euro
    Notes, 1.62%, 06/28/04(b)                      400,000        401,009
-------------------------------------------------------------------------


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Morgan Stanley,
  Sr. Global Notes, 7.75%, 06/15/05            $ 1,050,000   $  1,171,548
-------------------------------------------------------------------------
  Unsec. Notes, 6.30%, 01/15/06                    300,000        324,126
-------------------------------------------------------------------------
Salomon Smith Barney Holdings Inc., Sr.
  Unsec. Notes, 6.25%, 06/15/05                    125,000        135,001
-------------------------------------------------------------------------
USL Capital Corp., Sr. Global Notes, 5.95%,
  10/15/03                                       1,535,000      1,572,393
-------------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                         2,500,000      2,821,075
-------------------------------------------------------------------------
Wells Fargo Financial, Inc., Global Notes,
  6.13%, 02/15/06                                  500,000        541,635
=========================================================================
                                                               16,063,349
=========================================================================

ELECTRIC UTILITIES-0.09%

Niagara Mohawk Power Corp., First Mortgage
  Notes, 8.00%, 06/01/04(c)                        100,000        106,433
=========================================================================

GENERAL MERCHANDISE STORES-0.56%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                         600,000        677,226
=========================================================================

INTEGRATED OIL & GAS-1.18%

Conoco Inc., Sr. Unsec. Global Notes, 5.90%,
  04/15/04                                         575,000        602,864
-------------------------------------------------------------------------
ConocoPhillips, Unsec. Global Notes, 8.50%,
  05/25/05                                          75,000         85,022
-------------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
  6.50%, 04/01/05                                  700,000        753,242
=========================================================================
                                                                1,441,128
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.83%

GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                     300,000        325,806
-------------------------------------------------------------------------
Sprint Capital Corp.,
  Gtd. Global Notes, 5.88%, 05/01/04             1,375,000      1,349,219
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes,
    5.70%, 11/15/03                              1,769,000      1,762,366
-------------------------------------------------------------------------
    7.13%, 01/30/06                                 15,000         14,269
=========================================================================
                                                                3,451,660
=========================================================================

LIFE & HEALTH INSURANCE-1.15%

American General Corp., Unsec. Notes, 7.75%,
  04/01/05                                         750,000        833,340
-------------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                         500,000        572,780
=========================================================================
                                                                1,406,120
=========================================================================

MOVIES & ENTERTAINMENT-0.89%

AOL Time Warner Inc., Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.13%, 04/15/06                    750,000        778,702
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

MOVIES & ENTERTAINMENT-(CONTINUED)

Walt Disney Co. (The), Medium Term Notes,
  5.25%, 11/10/03                              $   300,000   $    307,200
=========================================================================
                                                                1,085,902
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.52%

Amerada Hess Corp., Unsec. Notes, 5.30%,
  08/15/04                                         550,000        573,771
-------------------------------------------------------------------------
Norcen Energy Resources Ltd. (Canada), Unsec.
  Yankee Deb., 7.38%, 05/15/06                      50,000         56,735
=========================================================================
                                                                  630,506
=========================================================================

PROPERTY & CASUALTY INSURANCE-0.07%

Allstate Corp. (The), Sr. Unsec. Notes,
  7.88%, 05/01/05                                   75,000         83,873
=========================================================================

REAL ESTATE-1.58%

EOP Operating L.P.,
  Sr. Unsec. Notes, 6.50%, 06/15/04              1,200,000      1,250,155
-------------------------------------------------------------------------
  Unsec. Notes, 6.50%, 01/15/04                    400,000        413,608
-------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub.
  Notes, 6.80%, 05/01/04                           250,000        261,478
=========================================================================
                                                                1,925,241
=========================================================================

SOFT DRINKS-0.11%

Coca-Cola Enterprises Inc., Putable Notes,
  8.00%, 01/04/04                                  125,000        138,135
=========================================================================

SOVEREIGN DEBT-0.07%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05                                          75,000         82,629
=========================================================================
    Total Bonds & Notes (Cost $51,379,317)                     51,778,710
=========================================================================

ASSET-BACKED SECURITY-0.73%

DIVERSIFIED FINANCIAL SERVICES-0.73%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  10/03/02; Cost $878,515)(a) (Cost $870,704)      811,262        887,812
=========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-45.93%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-12.89%

Pass Through Ctfs.,
  8.00%, 11/20/12                                1,934,823      2,075,427
-------------------------------------------------------------------------
  7.50%, 06/01/16 to 07/01/24                    1,187,537      1,276,384
-------------------------------------------------------------------------
  7.00%, 12/01/16 to 10/25/24                    2,825,929      3,007,707
-------------------------------------------------------------------------
  8.50%, 02/01/19 to 08/17/26                    8,500,875      9,365,354
=========================================================================
                                                               15,724,872
=========================================================================


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-21.95%

Pass Through Ctfs.,
  7.50%, 02/01/15 to 01/01/21                  $ 4,632,883   $  4,950,235
-------------------------------------------------------------------------
  7.00%, 04/01/15 to 09/01/31                   12,469,220     13,241,584
-------------------------------------------------------------------------
  8.00%, 12/01/26 to 08/01/32                    7,923,011      8,585,105
=========================================================================
                                                               26,776,924
=========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-11.09%

Pass Through Ctfs.,
  7.00%, 08/15/17 to 06/15/32                    5,940,213      6,330,933
-------------------------------------------------------------------------
  7.50%, 06/15/23 to 02/15/28                    6,676,779      7,189,389
=========================================================================
                                                               13,520,322
=========================================================================
    Total U.S. Government Agency Securities
      (Cost $55,712,897)                                       56,022,118
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------


U.S. TREASURY NOTES-7.83%

2.88%, 06/30/04                                $ 5,850,000   $  5,966,064
-------------------------------------------------------------------------
4.63%, 05/15/06                                  3,350,000      3,588,152
=========================================================================
                                                                9,554,216
=========================================================================
    Total U.S. Treasury Notes (Cost
      $9,542,459)                                               9,554,216
=========================================================================

                                                 SHARES

MONEY MARKET FUNDS-3.32%

STIC Liquid Assets Portfolio(d)                  2,028,263      2,028,263
-------------------------------------------------------------------------
STIC Prime Portfolio(d)                          2,028,263      2,028,263
=========================================================================
    Total Money Market Funds (Cost
      $4,056,526)                                               4,056,526
=========================================================================
TOTAL INVESTMENTS-100.26% (Cost $121,561,903)                 122,299,382
=========================================================================
OTHER ASSETS LESS LIABILITIES-(0.26%)                            (317,553)
=========================================================================
NET ASSETS-100.00%                                           $121,981,829
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Gtd.    - Guaranteed
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 01/31/03 was $2,690,357, which represented 2.21% of the Fund's net assets. These securities are considered to be illiquid.
(b) Interest rates are redetermined monthly. Rate shown is the rate in effect on 01/31/03.
(c) Principal and interest are secured by bond insurance provided by Financial Security Assurance.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $121,561,903)                                $122,299,382
-----------------------------------------------------------
Receivables for:
  Investments sold                                  131,726
-----------------------------------------------------------
  Fund shares sold                                7,283,391
-----------------------------------------------------------
  Dividends and interest                          1,234,792
-----------------------------------------------------------
Investment for deferred compensation plan             1,231
-----------------------------------------------------------
Other assets                                         29,099
===========================================================
    Total assets                                130,979,621
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           7,873,269
-----------------------------------------------------------
  Fund shares reacquired                          1,045,669
-----------------------------------------------------------
  Dividends                                          30,377
-----------------------------------------------------------
  Deferred compensation plan                          1,231
-----------------------------------------------------------
Accrued distribution fees                             9,393
-----------------------------------------------------------
Accrued trustees' fees                                  844
-----------------------------------------------------------
Accrued transfer agent fees                           3,083
-----------------------------------------------------------
Accrued operating expenses                           33,926
===========================================================
    Total liabilities                             8,997,792
===========================================================
Net assets applicable to shares outstanding    $121,981,829
___________________________________________________________
===========================================================

CLASS C:

Shares outstanding, $0.01 par value per
  share                                          12,147,476
===========================================================
Net asset value and offering price per
  share                                        $      10.04
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS

For the period August 30, 2002 (date operations commenced) through January 31, 2003
(Unaudited)

INVESTMENT INCOME:

Interest                                         $ 551,534
----------------------------------------------------------
Dividends from affiliated money market funds        36,942
==========================================================
    Total investment income                        588,476
==========================================================

EXPENSES:

Advisory fees                                      110,703
----------------------------------------------------------
Administrative services fees                        21,096
----------------------------------------------------------
Custodian fees                                       8,411
----------------------------------------------------------
Distribution fees                                  276,757
----------------------------------------------------------
Transfer agent fees                                 13,177
----------------------------------------------------------
Trustees' fees                                       4,983
----------------------------------------------------------
Other                                               57,530
==========================================================
    Total expenses                                 492,657
==========================================================
Less: Fees waived                                 (160,951)
----------------------------------------------------------
    Expenses paid indirectly                          (610)
==========================================================
    Net expenses                                   331,096
==========================================================
Net investment income                              257,380
==========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                       (13,708)
==========================================================
Change in net unrealized appreciation of
  investment securities                            737,479
==========================================================
Net gain from investment securities                723,771
==========================================================
Net increase in net assets resulting from
  operations                                     $ 981,151
__________________________________________________________
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period August 30, 2002 (date operations commenced) through January 31, 2003
(Unaudited)

                                                                JANUARY 31,
                                                                    2003
----------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                         $    257,380
----------------------------------------------------------------------------
  Net realized gain (loss) from investment securities                (13,708)
----------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                       737,479
============================================================================
    Net increase in net assets resulting from operations             981,151
============================================================================
Distributions to shareholders from net investment
  income-Class C                                                    (769,668)
----------------------------------------------------------------------------
Share transactions-net-Class C                                   121,770,346
============================================================================
    Net increase in net assets                                   121,981,829
============================================================================

NET ASSETS:

  Beginning of period                                                     --
============================================================================
  End of period                                                 $121,981,829
____________________________________________________________________________
============================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $121,770,346
----------------------------------------------------------------------------
  Undistributed net investment income                               (512,288)
----------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                       (13,708)
----------------------------------------------------------------------------
  Unrealized appreciation of investment securities                   737,479
============================================================================
                                                                $121,981,829
____________________________________________________________________________
============================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Short Term Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers one class of shares. The Fund commenced operations on August 30, 2002. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income, consistent with the preservation of capital. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% of the Fund's average daily net assets. AIM has contractually agreed to waive and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) of Class C shares to the extent necessary to limit the total annual fund operating expenses of Class C to 1.20%. To the extent that the annualized expense ratio does not exceed the contractual expense limitation AIM will retain the ability to be reimbursed for such fee waivers or reimbursements prior to the end of the each committed period. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the period August 30, 2002 (date operations commenced) through January 31, 2003, AIM waived fees of $50,248.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period August 30, 2002 (date operations commenced) through January 31, 2003, AIM was paid $21,096 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period August 30, 2002 (date operations commenced) through January 31, 2003, AFS retained $7,416 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") pursuant to which AIM Distributors serves as the distributor for the Fund. The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 1.00% of the Fund's average daily net assets of Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund. AIM Distributors has contractually agreed to waive 0.40% of the Rule 12b-1 plan fees on Class C shares. Pursuant to the Plans, for the period August 30, 2002 (date operations commenced) through January 31, 2003 the Class C shares paid AIM Distributors $166,054 after plan fees waived by AIM Distributors of $110,703.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the period August 30, 2002 (date operations commenced) through January 31, 2003, the Fund paid legal fees of $795 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the period August 30, 2002 (date operations commenced) through January 31, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $322 and reductions in custodian fees of $288 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $610.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the period August 30, 2002 (date operations commenced) through January 31, 2003.
NOTE 6--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the period August 30, 2002 (date operations commenced) through January 31, 2003 was $140,212,873 and $16,199,052, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                          $ 887,360
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (149,881)
==========================================================
Net unrealized appreciation of investment
  securities                                     $ 737,479
__________________________________________________________
==========================================================
Investments have the same costs for tax and financial
statement purposes.

NOTE 7--SHARE INFORMATION

The Fund currently offers Class C shares. Class C shares are sold at net asset value.

    Changes in Class C shares outstanding during the period August 30, 2002 (date operations commenced) through January 31, 2003 were as follows:

                                         AUGUST 30, 2002
                                         (DATE OPERATIONS
                                          COMMENCED) TO
                                         JANUARY 31, 2003
                                    --------------------------
                                      SHARES         AMOUNT
--------------------------------------------------------------
Sold                                15,963,724    $159,980,873
==============================================================
Issued as reinvestment of
  dividends                             65,216         654,650
==============================================================
Reacquired                          (3,881,464)    (38,865,177)
==============================================================
                                    12,147,476    $121,770,346
______________________________________________________________
==============================================================

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    As of January 31, 2003, permanent reclassifications for paydown gains (losses) amounted to $389,739 which may be more or less than the permanent reclassifications for paydown gains (losses) at fiscal year-end.


NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding during the period August 30, 2002 (date operations commenced) through January 31, 2003.

                                                                        CLASS C
                                                              ---------------------------
                                                                    AUGUST 30, 2002
                                                              (DATE OPERATIONS COMMENCED)
                                                                    TO JANUARY 31,
                                                                         2003
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  10.01
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                    0.04(a)
-----------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                   0.11
=========================================================================================
    Total from investment operations                                       0.15
=========================================================================================
Less dividends from net investment income                                 (0.12)
=========================================================================================
Net asset value, end of period                                         $  10.04
_________________________________________________________________________________________
=========================================================================================
Total return(b)                                                            1.46%
_________________________________________________________________________________________
=========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                               $121,982
_________________________________________________________________________________________
=========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                         1.20%(c)
-----------------------------------------------------------------------------------------
  Without fee waivers                                                      1.78%(c)
=========================================================================================
Ratio of net investment income to average net assets                       0.93%(c)
_________________________________________________________________________________________
=========================================================================================
Portfolio turnover rate(d)                                                   27%
_________________________________________________________________________________________
=========================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $65,171,838.
(d)  Not annualized for periods less than one year.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                OFFICERS                                     OFFICE OF THE FUND
Robert H. Graham                 Robert H. Graham                             11 Greenway Plaza
Mark H. Williamson               Chairman and President                       Suite 100
Frank S. Bayley                                                               Houston, TX 77046
Bruce L. Crockett                Mark H. Williamson
Albert R. Dowden                 Executive Vice President                     INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                            A I M Advisors, Inc.
Jack M. Fields                   Carol F. Relihan                             11 Greenway Plaza
Carl Frischling                  Senior Vice President and Secretary          Suite 100
Prema Mathai-Davis                                                            Houston, TX 77046
Lewis F. Pennock                 Gary T. Crum
Ruth H. Quigley                  Senior Vice President                        TRANSFER AGENT
Louis S. Sklar                                                                A I M Fund Services, Inc.
                                 Dana R. Sutton                               P.O. Box 4739
                                 Vice President and Treasurer                 Houston, TX 77210-4739

                                 Stuart W. Coco                               CUSTODIAN
                                 Vice President                               State Street Bank and Trust Company
                                                                              225 Franklin Street
                                 Melville B. Cox                              Boston, MA 02110
                                 Vice President
                                                                              COUNSEL TO THE FUND
                                 Karen Dunn Kelley                            Ballard Spahr
                                 Vice President                               Andrews & Ingersoll, LLP
                                                                              1735 Market Street
                                 Edgar M. Larson                              Philadelphia, PA 19103
                                 Vice President
                                                                              COUNSEL TO THE TRUSTEES
                                                                              Kramer, Levin, Naftalis & Frankel LLP
                                                                              919 Third Avenue
                                                                              New York, NY 10022

                                                                              DISTRIBUTOR
                                                                              A I M Distributors, Inc.
                                                                              11 Greenway Plaza
                                                                              Suite 100
                                                                              Houston, TX 77046

================================================================================

                                     [ART]

                                MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

The AIM Family of Funds--Registered Trademark--

        DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

       MORE AGGRESSIVE                                   MORE AGGRESSIVE                                 TAXABLE

AIM Emerging Growth Fund                   AIM Developing Markets Fund                               MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)               AIM European Small Company Fund
AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund(2)               AIM High Yield Fund II
AIM Opportunities I Fund(2,3)              AIM International Emerging Growth Fund        AIM High Yield Fund
AIM Mid Cap Growth Fund                    AIM Global Aggressive Growth Fund             AIM Strategic Income Fund
AIM Libra Fund                             AIM European Growth Fund(2)                   AIM Income Fund
AIM Dent Demographic Trends Fund           AIM International Growth Fund(2)              AIM Global Income Fund
AIM Opportunities II Fund(2,3)             AIM Global Growth Fund                        AIM Total Return Bond Fund
AIM Constellation Fund                     AIM Worldwide Spectrum Fund                   AIM Intermediate Government Fund
AIM Large Cap Growth Fund                  AIM Global Trends Fund                        AIM Short Term Bond Fund
AIM Weingarten Fund                        AIM International Core Equity Fund(2)         AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                          AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                               MORE CONSERVATIVE                AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                          SECTOR EQUITY                              MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                           MORE AGGRESSIVE                                  TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                         AIM New Technology Fund                                   MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund               AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund             AIM Global Energy Fund                        AIM High Income Municipal Fund
AIM Charter Fund                           AIM Global Financial Services Fund            AIM Municipal Bond Fund
AIM Basic Value Fund                       AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund             AIM Global Utilities Fund                     AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                         AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                            MORE CONSERVATIVE
                                                        MORE CONSERVATIVE
       MORE CONSERVATIVE

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Servicemark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

     For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Servicemark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management. As of 12/31/02.

Mutual       Retirement    Annuities   College     Separately    Offshore     Alternative    Cash
Funds        Products                  Savings     Managed       Products     Investments    Management
                                       Plans       Accounts

                       [AIM INVESTMENT LOGO APPEARS HERE]

AIMinvestments.com               --Servicemark--                       STB-SAR-1

                      SEMIANNUAL REPORT / JANUARY 31, 2003

                           AIM TOTAL RETURN BOND FUND

                                  [COVER IMAGE]

                       [AIM INVESTMENTS LOGO APPEARS HERE]

                                 --Servicemark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

        ILLUSTRATION OF THE CORNUS FLORIDA DOGWOOD TREE BY MARK CATESBY.

      FROM THE NATURAL HISTORY OF CAROLINA, FLORIDA AND THE BAHAMA ISLANDS.

        LONDON, 1731. THE DOGWOOD TREE OFFERS BOTH A BEAUTIFUL DISPLAY OF

     SPRING BLOSSOMS AND A BOUNTIFUL HARVEST OF AUTUMN BERRIES TO FEED WILD

         BIRDS. THE POTENTIAL TO PROVIDE TWO DIFFERENT BENEFITS IS ALSO

      PRESENTED BY THE AIM TOTAL RETURN BOND FUND IN ITS DOUBLE PURPOSE OF

                    CAPITAL APPRECIATION AND DIVIDEND INCOME.

     ILLUSTRATION OF THE CORNUS FLORIDA DOGWOOD TREE IS IN THE HARRY RANSOM

     HUMANITIES RESEARCH CENTER AT THE UNIVERSITY OF TEXAS AT AUSTIN AND IS

          REPRODUCED HERE WITH THE UNIVERSITY'S PERMISSION. FOR FURTHER

      INFORMATION ABOUT THE HARRY RANSOM HUMANITIES RESEARCH CENTER PLEASE

     VISIT WWW.HRC.UTEXAS.EDU. FOR INFORMATION ABOUT OTHER COLLECTIONS OWNED

      BY THE UNIVERSITY, VISIT THE UNIVERSITY'S WEB SITE AT WWW.UTEXAS.EDU

                     AND CLICK ON "ARTS AND ENTERTAINMENT."


================================================================================

AIM TOTAL RETURN BOND FUND SEEKS TO ACHIEVE MAXIMUM TOTAL RETURN CONSISTENT WITH PRESERVATION OF CAPITAL.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Total Return Bond Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o Had the advisor and distributor not waived fees and/or absorbed expenses, returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day yield will differ.

o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

o The fund may invest a portion of its assets in mortgage-backed securities, which may lose value if mortgages are prepaid in response to falling interest rates.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lipper Intermediate Investment Grade Fund Index (which may or may not include the fund) represents an average of the 30 largest intermediate investment grade bond funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
      GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

      This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           We are forwarding you this report on the activities of your
ROBERT H.           AIM Total Return Bond Fund for the six-month period ended
GRAHAM]             January 31, 2003. I invite you to carefully read the
                    Preferred Stock important information contained in the report.

AIM TOTAL RETURN    INVESTMENT CLIMATE
BOND FUND BENEFITED
AS INVESTMENT-GRADE The three-year bear market for equities--the worst since BONDS SOARED EARLY before World War II--continued during the reporting period. IN THE PERIOD, BUT Domestic equities marked a low in early October, recovered GAVE UP SOME GROUND briefly, then declined again as 2002 drew to a close. The
IN JANUARY AS       new year opened on an optimistic note, but the rally faded
MARKET FAVOR TILTED and the major domestic stock indexes all produced negative
TOWARD STOCKS AND   returns for the reporting period as a whole. Even the real
LOWER-RATED BONDS.  estate industry, which had bucked the negative trend in the
ROBERT H. GRAHAM    stock market, faltered. International markets also declined.

                       Diversification again proved its worth, as robust demand for fixed-income investments led to positive returns. For the first half of the reporting period, demand for bonds largely reflected investors' caution. In response to the severe bear market and ongoing high volatility, investors shunned equities in favor of the relative stability of bonds. But their appetite for risk strengthened toward the end of the reporting period. Corporate bonds ended up outperforming risk-free Treasury issues, and the high yield sector, which has languished the past few years, outperformed the investment-grade sector.

One note of caution concerning the current bond rally: Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

A REPORT ON AIM RESEARCH

The two pages that follow this letter present detailed information on some of the methods we at AIM use to manage your money. I hope it provides you with a better understanding of our investment process. I encourage you to read it carefully. One of our ongoing goals is to keep our shareholders well informed.

   To that end, we have also increased the number of comparative benchmarks we include in these reports.

   o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known, widely reported benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

   We also include what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the market segments in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

   o In addition, we have included your fund's Lipper category index. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

   Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

   Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

YOUR FUND MANAGERS' OBSERVATIONS

   In the following pages, your fund's portfolio managers discuss market conditions during the reporting period and their investment strategies. I hope you find their comments informative.

   AIM Total Return Bond Fund benefited as investment-grade bonds soared early in the period, but gave up some ground in January as market favor tilted toward stocks and lower-rated bonds. For the six months, AIM Total Return Bond Fund's Class A shares returned 4.53%, excluding sales charges. This result closely paralleled the 5.05% return of the fund's broad-market benchmark, the Lehman Aggregate Bond Index, over the same period.

Timely information about your fund and the markets is available at aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

OUTLOOK

As the reporting period closed, geopolitical risk, lingering doubts about corporate financial reporting, and mixed economic signals still weighed on markets, and, as ever, no one could predict when investor sentiment would change.

   But there are also positive signs. Low interest rates have kept the housing market vigorous and considerably lowered the cost of debt for corporations and other entities. The painful bear market has brought equity values into a much more realistic and attractive range than at the height of the 1990s market frenzy. We at AIM remain essential optimists about the resilience of both our economy and our markets. We are confident that over the long run disciplined investing in a diversified portfolio for which you have realistic expectations will remain a formula for investing success.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.


Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
March 5, 2003

A SPECIAL MESSAGE TO OUR SHAREHOLDERS


INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

================================================================================

                              [LARSEN & CRUM PHOTO]

     EDGAR M. LARSEN                                          GARY T. CRUM
Chief Investment Officer                                 Director of Investments

================================================================================

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

   We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

   We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

   AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

   AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

   For example, AIM's fixed-income and equity analysts attend the same meetings



================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company management, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

   Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

   Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

   As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund-- represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

   AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

   This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

   AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

   We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.


Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND CONTINUES TO POST VIGOROUS TOTAL RETURNS


Fixed-income securities continued to outperform the stock market by a considerable margin during the six-month reporting period ended January 31, 2003. Investors continued flocking into bonds as the prevailing mood remained uneasy due to geopolitical uncertainties and mixed economic signals. However, as a tolerance for risk began to increase during the latter half of the period, investors' preference tilted from government and agency securities to corporate bonds.

   The fund's total returns for the six-month reporting period, excluding sales charges, were 4.53% for Class A shares and 4.14% for Class B and Class C shares. By comparison, the broad-market Lehman Aggregate Bond Index returned 5.05% and the Lipper Intermediate Investment Grade Fund Index (which measures comparable funds) returned 5.56% for the period.

   The fund's yield for the 30-day period ended 1/31/03 was 3.39% for Class A shares and 2.82% for Class B and Class C shares. Had fees not been waived and/or expenses absorbed during the period, the 30-day yield would have been 1.88% for Class A shares and 1.35% for Class B and Class C shares. Its 30-day distribution rate was 3.84% for Class A shares and 3.28% for Class B and Class C shares. (The two measures will differ.)

RELEVANT MARKET CONDITIONS

As the bear market in stocks deepened during August and September, safety-seeking investors continued moving to bonds. Investor confidence in the corporate sector had not fully recovered from the shock of corporate accounting irregularities that surfaced earlier in the year, and anxiety about credit risk pushed prices up for high-quality bonds and down for lower-rated issues. U.S. government securities were the stars of the third quarter of 2002 as Treasuries and agencies outperformed the broad bond market.

   The third quarter also saw an increase in the issuance of new corporate bonds. A number of high-quality companies took advantage of historically low interest rates to issue new debt. Brisk bond issuance is typically considered an indication that corporate issuers anticipate a strengthening economy, and are judiciously improving financial flexibility and liquidity.

   Bond prices and yields were volatile during the fourth quarter of 2002, but as investor confidence strengthened, the spread between yields on corporate bonds and those on Treasuries began narrowing. This was particularly notable in the energy, industrials and cable/media sectors, and also in major corporate banking institutions, where spreads had become exceptionally wide due to exposure to derivatives.

   Corporate fixed-income securities were the best performers from October through January. The movement from government securities to corporate bonds accelerated after the Federal Reserve Board lowered the target federal funds rate in November by a larger-than-expected 50 basis points--to 1.25%, the lowest rate in more than four decades--to provide monetary stimulus to the economy. Treasury yields fell so low that investors began accepting greater risk to obtain the higher yields available in other sectors.

   Mortgage-backed securities, which offer higher yields at little added risk, did well throughout 2002, despite lagging a bit in the


================================================================================

PORTFOLIO COMPOSITION

as of 1/31/03, based on total net assets

HOLDINGS BY SECTOR based on total investments

                                   [PIE CHART]

U.S. GOVERNMENT AGENCY SECURITIES       42%

U.S. CORPORATE BONDS & NOTES            40%

U.S. TREASURY SECURITIES                 7%

INTERNATIONAL BONDS & NOTES              5%

MONEY MARKET FUNDS                       4%

ASSET-BACKED NOTES                       2%


TOTAL NUMBER OF HOLDINGS                229
TOTAL NET ASSETS                $57 MILLION

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

================================================================================

==========================================================================================================
TOP 10 FIXED-INCOME ISSUERS*                               TOP 10 INDUSTRIES*
----------------------------------------------------------------------------------------------------------
 1. Federal National Mortgage
    Association                                  21.4%       1. U.S. Government Agency
                                                                Securities (Mortgages)               44.1%
 2. Federal Home Loan
    Mortgage Corp.                               10.3        2. Diversified Financial Services       11.6

 3. Government National Mortgage                             3. U.S. Treasury Securities              7.7
    Association                                   7.9
                                                             4. Banks                                 6.0
 4. U.S. Treasury Notes                           6.5
                                                             5. Consumer Finance                      6.0
 5. Sprint Capital Corp.                          2.2
                                                             6. Oil & Gas Exploration & Production    2.9
 6. Federal Home Loan Bank                        2.2
                                                             7. Integrated Telecommunication
 7. Ford Motor Credit Co.                         1.6           Services                              2.8

 8. Occidental Petroleum Corp.                    1.4        8. Integrated Oil & Gas                  2.7

 9. Amerada Hess Corp.                            1.4        9. Broadcasting & Cable TV               2.4

10. General Motors Acceptance Corp.               1.4       10. Electric Utilities                    2.1

*Excluding money market funds

==========================================================================================================

third quarter due to the prepayment risk resulting from the period's extremely low mortgage interest rates. Mortgage-backed securities performed especially well during the fourth quarter, outperforming government agency and Treasury bonds.

FUND STRATEGIES AND TECHNIQUES

Most sectors performed attractively for the fund during the six-month reporting period. Corporate fixed-income securities lagged during the early part of 2002, when concerns over corporate accounting irregularities were paramount. However, corporates outperformed during the latter part of the year, after these issues began to be resolved. We took the opportunity to add positions in some good companies while their prices were depressed because of these extraneous events.

   Telecommunications, cable/media, regional banks and energy were among the best-performing groups for AIM Total Return Bond Fund during the reporting period.

   Specific holdings that contributed positively to the fund's performance included mobile phone service provider AT&T Wireless, telecommunications carrier Sprint and cable television operator TCI Communications, all of which performed attractively during the fourth quarter of 2002.

   Other positive contributors to the fund's results included Comcast, the largest U.S. cable TV operator; Bank One, a regional bank with some 1,800 branches in 14 states; and Amerada Hess, an integrated oil and gas company which conducts exploration and production in several countries.

   In response to developments during the period, we shortened the fund's average duration to make it more market-neutral to its benchmarks. The substantial decline of interest rates that occurred during the six-month reporting period made it appear unlikely that rates would fall much further, so we implemented a more conservative posture in duration management to control risk.

   To adjust the fund's positioning for the upcoming reporting period, we added more cable/broadcast and industrial holdings, which typically are particularly responsive to economic recovery. We also began adding to our holdings of higher credit quality corporate securities, which tend to outperform as interest rates rise. At the conclusion of the reporting period, the fund's average credit quality was AA.

IN CLOSING

We were pleased to have been able to protect our shareholders' capital and provide positive total returns over the reporting period. We will continue to work diligently to meet these objectives by investing in high-quality fixed-income securities, including U.S. Treasury and agency issues, mortgage-backed securities, and investment-grade corporate bonds.

   Though the U.S. economy has always recovered from economic downturns, the timing has been impossible to predict. We continue to urge our investors to maintain a long-term focus and to remain well diversified to reduce risk.

================================================================================

FUND AND INDEX RETURNS

Average annual total returns
including sales charges, as of 1/31/03

================================================================================

CLASS A SHARES
Inception ( 12/31/01)            3.33%
  1 Year                         2.68

CLASS B SHARES
Inception ( 12/31/01)            3.62
  1 Year                         1.97

CLASS C SHARES
Inception ( 12/31/01)            7.29
  1 Year                         5.97


In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 12/31/02, the most recent calendar quarter-end, which were: Class A shares, one year, 3.37%. Class B shares, one year, 2.74%. Class C shares, one year, 6.74%.

   Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS. INDEXES

Total Returns 7/31/02-1/31/03
excluding sales charges
================================================================================

Class A Shares                                                        4.53%

Class B Shares                                                        4.14

Class C Shares                                                        4.14

Lehman Aggregate Bond Index
(Broad Market and Style-Specific Index)                               5.05

Lipper Intermediate Investment Grade Fund Index
(Peer Group)                                                          5.56

================================================================================

                                    [GRAPHIC]

                           For More Information Visit
                               AIMinvestments.com

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                           ROBERT G. ALLEY, CO-MANAGER

                           JAN H. FRIEDLI, CO-MANAGER

                           SCOT W. JOHNSON, CO-MANAGER

                     ASSISTED BY THE INVESTMENT GRADE TEAM

================================================================================

                          See important fund and index
                         disclosures inside front cover.

EDUCATION AND PLANNING

FACTORS THAT INFLUENCE INTEREST RATE CHANGES

ECONOMIC INDICATORS THAT HELP SHAPE FEDERAL RESERVE POLICY

The Federal Reserve Board (the Fed) periodically adjusts short-term interest rates to either stimulate or slow economic growth. In making decisions about interest rates, the Fed considers key economic data. Just as a dip in barometric pressure can signal a squall, changes in economic indicators can point to a shift in the economy and the markets. Here are some of the top indicators used by the Fed, economists, financial analysts and professional money managers to identify economic trends:

o  GROSS DOMESTIC PRODUCT (GDP)

GDP is the total value of all products and services produced in the country in a year. It's compiled quarterly by the U.S. Department of Commerce. GDP measures the pace of U.S. economic growth, and changes in this indicator can signal the direction of the economy. For example, a decline in the GDP for two consecutive quarters constitutes a recession. Drops in the GDP can cause equity and bond prices to fall, as investors become concerned about an economic slowdown. On the other hand, a steep spike in the GDP can signal that the economy is growing too fast, and higher inflation could ensue. Inflation, also known as rising prices, creates problems for consumers and the markets. In an inflationary environment, consumers must spend more money to buy the same amount of goods and services. When consumers buy less, the economy slows and markets decline. The markets usually react favorably to slight increases in the GDP, which indicate moderate, controlled growth.

o  HOUSING STARTS

Housing starts measure the construction of new single-family houses, townhouses and apartment buildings. Compiled monthly by the U.S. Department of Commerce, this figure is based on the number of new foundations dug. This indicator signals consumer confidence. If consumers feel financially secure, they're more likely to take on a mortgage. Home purchases also trigger other consumer spending (for sofas, lawnmowers, curtains, etc.). A moderate increase in housing starts usually bodes well for the markets. As with GDP, a sharp increase in housing starts can signal inflation.

o  CONSUMER PRICE INDEX (CPI)

Also called the cost-of-living index, the CPI measures the prices of products and services bought by typical consumers. Each month, the U.S. Bureau of Labor Statistics checks the prices of a specific basket of items, including food, clothing, transportation, shelter, utilities, health care and entertainment. The CPI is one of the government's main ways to gauge inflation, and changes in this indicator usually affect the markets. A sharp increase in the CPI can indicate inflation, while a moderate rise in the CPI shows that inflation is under control. The core inflation rate is a separate indicator from the CPI. The core rate excludes energy and food, which fluctuate seasonally and more sharply than other elements.

o  PRODUCER PRICE INDEX (PPI)

The Producer Price Index measures the price changes of manufactured goods that are ready to be distributed. Hikes in the PPI signal that retailers may soon raise prices to pass the increase on to consumers. Rising prices signal inflation. Unlike the CPI, this index doesn't measure services.

o  CONSUMER CONFIDENCE INDEX (CCI)

The CCI measures how consumers feel about the economy, their job status and their finances. Consumer attitudes are important because consumer spending accounts for about two-thirds of the economy. To compile the index, The Conference Board conducts a monthly survey of 5,000 U.S. households.
The survey asks questions about consumer attitudes, buying plans, present conditions and expectations for the future. A declining CCI usually means that Americans are tightening their purse strings. Decreased spending may mean slower economic growth.

o  THINKING LONG-TERM

As an investor, you can better understand broad economic trends by watching these indicators. A word of caution: You shouldn't overhaul your portfolio every time there is a blip in consumer confidence. Indicators signal potential market fluctuations, and they can help you adjust your long-term strategy.

   As always, we suggest that you visit your financial advisor to determine whether any changes to your investment plan are necessary.


                                   [GRAPHIC]

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2003
(Unaudited)

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BONDS & NOTES-47.46%

AEROSPACE & DEFENSE-0.37%

Lockheed Martin Corp., Unsec. Gtd. Unsub.
  Notes, 7.25%, 05/15/06                       $  150,000   $   168,790
-----------------------------------------------------------------------
Raytheon Co., Notes, 6.75%, 08/15/07               40,000        43,772
=======================================================================
                                                                212,562
=======================================================================

AGRICULTURAL PRODUCTS-0.57%

Archer-Daniels-Midland Co., Unsec. Unsub.
  Deb., 6.95%, 12/15/97                           300,000       326,439
=======================================================================

AUTOMOBILE MANUFACTURERS-0.46%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04         200,000       201,692
-----------------------------------------------------------------------
General Motors Corp., Unsec. Deb., 8.80%,
  03/01/21                                         60,000        64,095
=======================================================================
                                                                265,787
=======================================================================

BANKS-6.04%

Bank One Corp., Sr. Unsec. Unsub. Global
  Notes, 7.63%, 08/01/05                          250,000       280,032
-----------------------------------------------------------------------
Chase Manhattan Corp., Sub. Deb., 7.88%,
  07/15/06                                        100,000       113,075
-----------------------------------------------------------------------
Citicorp,
  Jr. Unsec. Sub. Notes, 6.38%, 01/15/06          100,000       107,872
-----------------------------------------------------------------------
  Sub. Global Notes, 6.75%, 08/15/05              150,000       165,022
-----------------------------------------------------------------------
  Unsec. Sub. Notes, 7.13%, 09/01/05              200,000       223,064
-----------------------------------------------------------------------
Danske Bank A/S (Denmark), Sub. Yankee Notes,
  6.38%, 06/15/08 (Acquired 08/30/02; Cost
  $107,346)(a)                                    100,000       107,062
-----------------------------------------------------------------------
Dresdner Funding Trust I, Bonds, 8.15%,
  06/30/31 (Acquired 05/09/02; Cost
  $53,049)(a)                                      50,000        50,668
-----------------------------------------------------------------------
European Investment Bank (Luxembourg),
  Global Notes, 4.63%, 03/01/07                   200,000       212,904
-----------------------------------------------------------------------
  Medium Term Yankee Notes, 4.88%, 09/06/06       250,000       267,536
-----------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06                                250,000       299,667
-----------------------------------------------------------------------
KeyBank N.A., Sr. Notes, 4.10%, 06/30/05          100,000       103,455
-----------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom), Unsec. Sub.
  Floating Rate Euro Notes, 1.69%,
  06/29/49(b)                                     300,000       241,338
-----------------------------------------------------------------------
MBNA America Bank, N.A., Notes, 6.88%,
  07/15/04 (Acquired 12/04/02; Cost
  $104,633)(a)                                    100,000       104,984
-----------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                           250,000       316,462
-----------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Unsec. Gtd. Sub. Yankee Notes,
  7.00%, 04/01/06                                 100,000       108,690
-----------------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%, 10/29/49                          300,000       357,000
-----------------------------------------------------------------------
U.S. Bank N.A., Sub. Global Notes, 6.30%,
  02/04/14                                         25,000        27,891
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BANKS-(CONTINUED)

Union Planters Bank N.A., Unsec. Putable Sub.
  Notes, 6.50%, 03/15/08                       $  250,000   $   278,437
-----------------------------------------------------------------------
Wachovia Corp., Unsec. Sub. Notes, 6.80%,
  06/01/05                                        100,000       110,003
=======================================================================
                                                              3,475,162
=======================================================================

BREWERS-0.13%

Anheuser-Busch Cos., Inc., Sr. Unsec. Deb.,
  6.50%, 02/01/43                                  65,000        72,763
=======================================================================

BROADCASTING & CABLE TV-2.40%

Comcast Cable Communications, Inc., Unsec.
  Unsub. Notes, 8.88%, 05/01/17                   150,000       178,246
-----------------------------------------------------------------------
Comcast Corp., Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 01/15/15                          400,000       400,612
-----------------------------------------------------------------------
Jones Intercable, Inc., Sr. Unsec. Notes,
  8.88%, 04/01/07                                 100,000       106,391
-----------------------------------------------------------------------
TCI Communications, Inc.,
  Medium Term Notes, 8.35%, 02/15/05              100,000       108,258
-----------------------------------------------------------------------
  Sr. Notes, 8.65%, 09/15/04                      400,000       428,500
-----------------------------------------------------------------------
  Sr. Unsec. Deb., 7.88%, 02/15/26                 50,000        51,948
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05                50,000        53,812
-----------------------------------------------------------------------
Time Warner Inc., Unsec. Notes, 7.75%,
  06/15/05                                         50,000        53,334
=======================================================================
                                                              1,381,101
=======================================================================

COMPUTER HARDWARE-0.22%

International Business Machines Corp., Deb.,
  8.38%, 11/01/19                                 100,000       126,336
=======================================================================

CONSUMER FINANCE-6.01%

CitiFinancial Credit Co.,
  Notes, 6.63%, 06/01/15                          150,000       168,429
-----------------------------------------------------------------------
  Unsec. Notes, 6.75%, 07/01/07                   100,000       111,719
-----------------------------------------------------------------------
Countrywide Home Loans, Inc.,
  Unsec. Gtd. Global Notes, 6.85%, 06/15/04       598,000       632,343
-----------------------------------------------------------------------
  Series K, Medium Term Global Notes, 3.50%,
  12/19/05                                        100,000       100,841
-----------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes, 7.88%, 06/15/10                    60,000        59,733
-----------------------------------------------------------------------
  Unsec. Floating Rate Notes, 1.60%,
    03/17/03(c)                                   350,000       349,447
-----------------------------------------------------------------------
  Unsec. Global Notes,
  6.70%, 07/16/04                                 250,000       257,125
-----------------------------------------------------------------------
  6.88%, 02/01/06                                 235,000       237,143
-----------------------------------------------------------------------
General Motors Acceptance Corp.,
  Global Bonds, 6.85%, 06/17/04                   250,000       261,488
-----------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05              300,000       304,833
-----------------------------------------------------------------------
  Unsec. Unsub. Notes, 7.63%, 06/15/04            200,000       211,032
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

Household Finance Corp.,
  Sr. Unsec. Global Notes,
  6.50%, 01/24/06                              $  100,000   $   107,409
-----------------------------------------------------------------------
  8.00%, 05/09/05                                 600,000       657,714
=======================================================================
                                                              3,459,256
=======================================================================

DISTILLERS & VINTNERS-0.42%

Diageo PLC, Sr. Unsec. Gtd. Putable Notes,
  7.45%, 04/15/05                                 200,000       243,264
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-11.58%

American General Finance Corp., Sr. Notes,
  6.75%, 11/15/04                                 200,000       214,650
-----------------------------------------------------------------------
ASIF Global Financing XIX, Sec. Notes, 4.90%,
  01/17/13 (Acquired 01/08/03; Cost
  $199,374)(a)                                    200,000       199,464
-----------------------------------------------------------------------
ASIF Global Financing XX, Sec. Notes, 2.65%,
  01/17/06 (Acquired 01/08/03; Cost
  $149,763)(a)                                    150,000       149,823
-----------------------------------------------------------------------
Associates Corp. of North America, Sr. Global
  Notes, 5.80%, 04/20/04                          250,000       262,010
-----------------------------------------------------------------------
Auburn Hills Trust, Unsec. Gtd. Deb., 12.38%,
  05/01/20                                        200,000       303,870
-----------------------------------------------------------------------
CIT Group Inc.,
  Sr. Floating Rate Medium Term Global Notes,
  2.60%, 11/25/03(d)                              100,000       100,063
-----------------------------------------------------------------------
  Sr. Global Notes, 7.13%, 10/15/04                40,000        42,454
-----------------------------------------------------------------------
Citigroup Capital II, Jr. Gtd. Sub. Bonds,
  7.75%, 12/01/36                                 350,000       389,379
-----------------------------------------------------------------------
Citigroup Inc., Unsec. Sub. Global Notes,
  6.63%, 06/15/32                                 100,000       110,239
-----------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 05/01/02-07/25/02; Cost
  $218,028)(a)                                    200,000       238,666
-----------------------------------------------------------------------
General Electric Capital Corp.,
  Gtd. Sub. Notes, 8.13%, 05/15/12                 45,000        54,237
-----------------------------------------------------------------------
  Series A, Medium Term Global Notes,
  5.00%, 06/15/07                                 200,000       211,452
-----------------------------------------------------------------------
  6.80%, 11/01/05                                 400,000       444,048
-----------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), Global
  Bonds, 7.63%, 08/17/05                          150,000       168,093
-----------------------------------------------------------------------
Heller Financial, Inc.,
  Sr. Unsec. Global Notes,
  6.38%, 03/15/06                                 125,000       136,830
-----------------------------------------------------------------------
  8.00%, 06/15/05                                 400,000       449,428
-----------------------------------------------------------------------
  Unsec. Global Notes, 7.38%, 11/01/09             60,000        69,754
-----------------------------------------------------------------------
John Hancock Global Funding II, Notes,
  5.00%, 07/27/07 (Acquired 06/12/02;
  Cost $99,945)(a)                                100,000       103,804
-----------------------------------------------------------------------
  6.50%, 03/01/11 (Acquired 07/24/02;
  Cost $263,610)(a)                               250,000       266,820
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc., Sr. Notes,
  8.75%, 03/15/05                              $  250,000   $   280,825
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05                 250,000       295,418
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06          150,000       168,245
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05                     250,000       259,430
-----------------------------------------------------------------------
Morgan Stanley,
  Sr. Global Notes, 7.75%, 06/15/05               375,000       418,410
-----------------------------------------------------------------------
  Unsec. Notes, 6.30%, 01/15/06                   200,000       216,084
-----------------------------------------------------------------------
Regional Diversified Funding, Sr. Notes,
  9.25%, 03/15/30 (Acquired 01/10/03; Cost
  $166,261)(a)                                    148,178       171,305
-----------------------------------------------------------------------
Salomon Smith Barney Holdings Inc., Sr.
  Unsec. Notes, 6.25%, 06/15/05                   100,000       108,001
-----------------------------------------------------------------------
USL Capital Corp., Sr. Global Notes, 5.95%,
  10/15/03                                        265,000       271,455
-----------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                          400,000       451,372
-----------------------------------------------------------------------
Wells Fargo Financial, Inc., Global Notes,
  6.13%, 02/15/06                                 100,000       108,327
=======================================================================
                                                              6,663,956
=======================================================================

ELECTRIC UTILITIES-2.07%

Duke Energy Corp., Bonds, 6.45%, 10/15/32          80,000        78,129
-----------------------------------------------------------------------
Hydro-Quebec (Canada),
  Gtd. Euro Notes, 1.94%, 09/29/49                350,000       310,366
-----------------------------------------------------------------------
  Gtd. Yankee Bonds, 9.40%, 02/01/21(e)            50,000        71,068
-----------------------------------------------------------------------
Niagara Mohawk Power Corp., First Mortgage
  Notes, 8.00%, 06/01/04(e)                       210,000       223,509
-----------------------------------------------------------------------
Wisconsin Public Service Corp., Sr. Sec.
  Notes, 4.88%, 12/01/12                          500,000       506,405
=======================================================================
                                                              1,189,477
=======================================================================

GAS UTILITIES-0.47%

Kinder Morgan, Inc., Sr. Notes, 6.80%,
  03/01/08                                        250,000       270,750
=======================================================================

GENERAL MERCHANDISE STORES-0.25%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                        125,000       141,089
=======================================================================

INDUSTRIAL MACHINERY-0.18%

Pall Corp., Notes, 6.00%, 08/01/12 (Acquired
  08/01/02; Cost $99,949)(a)                      100,000       105,156
=======================================================================

INTEGRATED OIL & GAS-2.74%

BP Canada Finance Co. (Canada), Unsec. Gtd.
  Unsub. Yankee Bonds, 3.38%, 10/31/07            300,000       300,315
-----------------------------------------------------------------------
Conoco Inc., Sr. Unsec. Global Notes, 5.90%,
  04/15/04                                        350,000       366,961
-----------------------------------------------------------------------
ConocoPhillips, Unsec. Global Notes, 8.50%,
  05/25/05                                        100,000       113,362
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
INTEGRATED OIL & GAS-(CONTINUED)

Occidental Petroleum Corp.,
  Sr. Putable Deb., 9.25%, 08/01/04            $  350,000   $   457,125
-----------------------------------------------------------------------
  Sr. Unsec. Notes,
  6.50%, 04/01/05                                 250,000       269,015
-----------------------------------------------------------------------
  7.38%, 11/15/08                                  60,000        69,138
=======================================================================
                                                              1,575,916
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.78%

GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                     75,000        81,452
-----------------------------------------------------------------------
Sprint Capital Corp.,
  Gtd. Global Notes, 5.88%, 05/01/04              400,000       392,500
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes,
  5.70%, 11/15/03                                 700,000       697,375
-----------------------------------------------------------------------
  6.00%, 01/15/07                                 100,000        91,125
-----------------------------------------------------------------------
  7.13%, 01/30/06                                  50,000        47,563
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes, 6.13%,
  11/15/08                                         35,000        30,494
-----------------------------------------------------------------------
Verizon Pennsylvania Inc.-Series A, Global
  Notes, 5.65%, 11/15/11                          250,000       261,253
=======================================================================
                                                              1,601,762
=======================================================================

LIFE & HEALTH INSURANCE-0.78%

American General Corp., Unsec. Notes, 7.75%,
  04/01/05                                        280,000       311,114
-----------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                        120,000       137,467
=======================================================================
                                                                448,581
=======================================================================

MOVIES & ENTERTAINMENT-1.26%

AOL Time Warner Inc., Sr. Gtd. Unsub. Global
  Notes, 6.13%, 04/15/06                          400,000       415,308
-----------------------------------------------------------------------
Walt Disney Co. (The), Medium Term Notes,
  5.25%, 11/10/03                                 300,000       307,200
=======================================================================
                                                                722,508
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.88%

Amerada Hess Corp., Unsec. Notes,
  5.30%, 08/15/04                                 450,000       469,449
-----------------------------------------------------------------------
  7.30%, 08/15/31                                 300,000       316,776
-----------------------------------------------------------------------
Burlington Resources Finance Co. (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 7.40%,
  12/01/31                                        200,000       234,286
-----------------------------------------------------------------------
Canadian Oil Sands Ltd. (Canada), Sr. Yankee
  Notes, 7.90%, 09/01/21 (Acquired 07/31/02;
  Cost $304,776)(a)                               300,000       335,619
-----------------------------------------------------------------------
Devon Energy Corp., Sr. Unsec. Deb., 7.95%,
  04/15/32                                         30,000        35,902
-----------------------------------------------------------------------
Devon Financing Corp. ULC, Unsec. Gtd. Unsub.
  Global Deb., 7.88%, 09/30/31                     30,000        35,618
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Noble Energy, Inc., Sr. Unsec. Notes, 8.00%,
  04/01/27                                     $  100,000   $   113,207
-----------------------------------------------------------------------
Norcen Energy Resources Ltd. (Canada), Unsec.
  Yankee Deb., 7.38%, 05/15/06                    100,000       113,469
=======================================================================
                                                              1,654,326
=======================================================================

PHARMACEUTICALS-0.61%

Johnson & Johnson, Unsec. Deb., 8.72%,
  11/01/24                                        300,000       351,894
=======================================================================

PROPERTY & CASUALTY INSURANCE-0.20%

Allstate Corp. (The), Sr. Unsec. Notes,
  7.88%, 05/01/05                                 100,000       111,830
=======================================================================

PUBLISHING-0.92%

News America Inc., Putable Deb., 6.75%,
  01/09/10                                        100,000       103,283
-----------------------------------------------------------------------
Tribune Co., Putable Notes, 6.61%, 09/15/04       400,000       427,840
=======================================================================
                                                                531,123
=======================================================================

REAL ESTATE-1.50%

EOP Operating L.P.,
  Sr. Unsec. Notes, 6.50%, 06/15/04               110,000       114,598
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 7.25%, 02/15/18                30,000        32,683
-----------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.75%, 02/15/12               20,000        21,405
-----------------------------------------------------------------------
  Unsec. Notes, 6.50%, 01/15/04                   420,000       434,288
-----------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub.
  Notes, 6.80%, 05/01/04                          250,000       261,478
=======================================================================
                                                                864,452
=======================================================================

SOFT DRINKS-0.38%

Coca-Cola Enterprises Inc., Putable Notes,
  8.00%, 01/04/04                                 200,000       221,016
=======================================================================

SOVEREIGN DEBT-1.70%

Export Development Canada (Canada), Global
  Bonds, 4.00%, 08/01/07                          350,000       362,366
-----------------------------------------------------------------------
Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05                                        100,000       110,172
-----------------------------------------------------------------------
Region of Lombardy (Italy), Unsec. Global
  Bonds, 5.80%, 10/25/32                          300,000       310,236
-----------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes, 6.38%, 01/16/13       200,000       195,500
=======================================================================
                                                                978,274
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.54%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Global Notes, 8.75%, 03/01/31            300,000       310,125
=======================================================================
    Total Bonds & Notes (Cost $26,729,605)                   27,304,905
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

ASSET-BACKED SECURITIES-1.67%

AIRLINES-0.81%

Continental Airlines, Inc., Class A-1,
  Series 2000-1, Sr. Pass Through Ctfs.,
  8.05%, 11/01/20                              $  161,331   $   142,374
-----------------------------------------------------------------------
  Series 2000-2, Sr. Sec. Pass Through Ctfs.,
  7.71%, 04/02/21                                 253,266       227,306
-----------------------------------------------------------------------
  Series 974A, Pass Through Ctfs., 6.90%,
    01/02/18                                      106,107        94,529
=======================================================================
                                                                464,209
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-0.86%

Citicorp Lease-Series 1999-1,
  Class A1, Pass Through Ctfs., 7.22%,
  06/15/05 (Acquired 05/08/02-10/03/02; Cost
  $313,955)(a)                                    295,004       322,841
-----------------------------------------------------------------------
  Class A2, Pass Through Ctfs., 8.04%,
  12/15/19 (Acquired 08/20/02; Cost
  $166,614)(a)                                    150,000       173,379
=======================================================================
                                                                496,220
=======================================================================
    Total Asset-Backed Securities (Cost
      $975,257)                                                 960,429
=======================================================================

U.S. GOVERNMENT AGENCY SECURITIES-44.12%

FEDERAL HOME LOAN BANK-2.16%

Unsec. Bonds,
  4.88%, 04/16/04 to 05/15/07                     650,000       691,170
-----------------------------------------------------------------------
  5.70%, 03/03/09                                 500,000       553,445
=======================================================================
                                                              1,244,615
=======================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-11.58%

Pass Through Ctfs.,
  6.50%, 05/01/16 to 08/01/32                   1,738,846     1,818,040
-----------------------------------------------------------------------
  7.00%, 06/01/16 to 06/01/32                     783,207       826,381
-----------------------------------------------------------------------
  6.00%, 04/01/17 to 05/01/32                     706,463       738,003
-----------------------------------------------------------------------
  7.50%, 04/01/17 to 03/01/32                     426,292       455,027
-----------------------------------------------------------------------
Pass Through Ctfs., TBA,(f)
  6.00%, 02/01/33                               2,210,000     2,287,634
-----------------------------------------------------------------------
Unsec. Notes,
  4.88%, 03/15/07                                 500,000       536,380
=======================================================================
                                                              6,661,465
=======================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-21.40%

Bonds,
  5.88%, 02/02/06                                 350,000       384,174
-----------------------------------------------------------------------
Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32                   1,037,971     1,105,336
-----------------------------------------------------------------------
  7.00%, 12/01/15 to 09/01/32                   1,650,970     1,742,261
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 10/01/32                   3,788,429     3,956,273
-----------------------------------------------------------------------
  6.00%, 01/01/17 to 03/01/22                   1,296,113     1,349,773
-----------------------------------------------------------------------
  8.00%, 08/01/21 to 04/01/32                   2,018,198     2,180,524
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-(CONTINUED)

Pass Through Ctfs., TBA,(f)
  6.00%, 02/01/33(g)                           $  675,000   $   698,780
-----------------------------------------------------------------------
  7.00%, 02/01/33                                 200,000       210,688
-----------------------------------------------------------------------
Unsec. Bonds,
  6.63%, 11/15/30                                  45,000        52,358
-----------------------------------------------------------------------
Unsec. Notes,
  6.20%, 06/13/17                                 150,000       159,638
-----------------------------------------------------------------------
Unsec. Sub. Notes,
  4.75%, 01/02/07                                 150,000       158,067
-----------------------------------------------------------------------
  5.25%, 08/01/12                                 300,000       309,699
=======================================================================
                                                             12,307,571
=======================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-7.94%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 05/15/32                   1,068,855     1,151,036
-----------------------------------------------------------------------
  8.50%, 02/15/25                                 147,670       161,960
-----------------------------------------------------------------------
  8.00%, 08/15/25                                  34,894        38,114
-----------------------------------------------------------------------
  7.00%, 04/15/28 to 08/15/31                   1,222,776     1,299,312
-----------------------------------------------------------------------
  6.50%, 01/15/29 to 07/15/32                   1,333,475     1,401,447
-----------------------------------------------------------------------
  6.00%, 12/15/31 to 11/15/32                     496,857       517,741
=======================================================================
                                                              4,569,610
=======================================================================

TENNESSEE VALLEY AUTHORITY-1.04%

Unsec. Bonds,
  7.14%, 05/23/12                                 500,000       596,615
=======================================================================
    Total U.S. Government Agency Securities
      (Cost $24,927,627)                                     25,379,876
=======================================================================

U.S. TREASURY SECURITIES-7.68%

U.S. TREASURY NOTES-6.53%

  4.63%, 05/15/06                               1,500,000     1,606,635
-----------------------------------------------------------------------
  6.50%, 10/15/06                                 150,000       170,789
-----------------------------------------------------------------------
  3.50%, 11/15/06                                 100,000       103,266
-----------------------------------------------------------------------
  6.13%, 08/15/07                                 150,000       170,742
-----------------------------------------------------------------------
  4.75%, 11/15/08                               1,580,000     1,703,682
=======================================================================
                                                              3,755,114
=======================================================================

U.S. TREASURY BONDS-1.15%

  7.50%, 11/15/16                                 150,000       194,413
-----------------------------------------------------------------------
  6.25%, 08/15/23                                 400,000       465,688
=======================================================================
                                                                660,101
=======================================================================
    Total U.S. Treasury Securities (Cost
      $4,380,438)                                             4,415,215
=======================================================================

                                                              MARKET
                                                SHARES         VALUE
-----------------------------------------------------------------------

MONEY MARKET FUNDS-3.77%

STIC Liquid Assets Portfolio(h)                 1,083,893     1,083,893
-----------------------------------------------------------------------
STIC Prime Portfolio(h)                         1,083,893     1,083,893
=======================================================================
    Total Money Market Funds (Cost
$2,167,786)                                                   2,167,786
=======================================================================
TOTAL INVESTMENTS-104.70% (Cost $59,180,713)                 60,228,211
=======================================================================
OTHER ASSETS LESS LIABILITIES-(4.70%)                        (2,701,778)
=======================================================================
NET ASSETS-100.00%                                          $57,526,433
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Gtd.    - Guaranteed
Jr.     - Junior
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 01/31/03 was $2,329,591, which represented 4.05% of the Fund's net assets. These securities are considered to be illiquid.
(b) Interest rates are redetermined semiannually. Rates shown are rates in effect on 01/31/03.
(c) Interest rates are redetermined quarterly. Rates shown are rates in effect on 01/31/03.
(d) Interest rates are redetermined monthly. Rates shown are rates in effect on 01/31/03.
(e) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp. or Financial Security Assurance.
(f) Security purchased on forward commitment basis.
(g) These securities are subject to dollar roll transactions. See Note 1 Section C.
(h) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $59,180,713)                                  $60,228,211
-----------------------------------------------------------
Receivables for:
  Investments sold                                  374,959
-----------------------------------------------------------
  Fund shares sold                                  666,876
-----------------------------------------------------------
  Dividends and interest                            672,759
-----------------------------------------------------------
  Amount due from advisor                            42,486
-----------------------------------------------------------
Investment for deferred compensation plan             2,765
-----------------------------------------------------------
Other assets                                         17,044
===========================================================
     Total assets                                62,005,100
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           4,080,754
-----------------------------------------------------------
  Fund shares reacquired                            295,614
-----------------------------------------------------------
  Dividends                                          16,493
-----------------------------------------------------------
  Deferred compensation plan                          2,765
-----------------------------------------------------------
Accrued distribution fees                            40,838
-----------------------------------------------------------
Accrued trustees' fees                                  868
-----------------------------------------------------------
Accrued transfer agent fees                          14,922
-----------------------------------------------------------
Accrued operating expenses                           26,413
===========================================================
     Total liabilities                            4,478,667
===========================================================
Net assets applicable to shares outstanding     $57,526,433
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                         $18,820,844
___________________________________________________________
===========================================================
Class B                                         $31,407,450
___________________________________________________________
===========================================================
Class C                                         $ 7,298,139
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           1,806,241
___________________________________________________________
===========================================================
Class B                                           3,014,270
___________________________________________________________
===========================================================
Class C                                             700,424
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.42
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $10.42 divided by
       95.25%)                                  $     10.94
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     10.42
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     10.42
___________________________________________________________
===========================================================


STATEMENT OF OPERATIONS

For the six months ended January 31, 2003
(Unaudited)

INVESTMENT INCOME:

Interest                                         $  926,061
-----------------------------------------------------------
Dividends from affiliated money market funds         15,942
===========================================================
    Total investment income                         942,003
===========================================================

EXPENSES:

Advisory fees                                       106,830
-----------------------------------------------------------
Administrative services fees                         25,206
-----------------------------------------------------------
Custodian fees                                       12,270
-----------------------------------------------------------
Distribution fees -- Class A                         25,504
-----------------------------------------------------------
Distribution fees -- Class B                        117,748
-----------------------------------------------------------
Distribution fees -- Class C                         23,044
-----------------------------------------------------------
Transfer agent fees                                  63,158
-----------------------------------------------------------
Trustees' fees                                        4,244
-----------------------------------------------------------
Registration and filing fees                         36,513
-----------------------------------------------------------
Other                                                30,816
===========================================================
    Total expenses                                  445,333
===========================================================
Less: Fees waived and expenses reimbursed          (127,013)
-----------------------------------------------------------
    Expenses paid indirectly                           (330)
===========================================================
    Net expenses                                    317,990
===========================================================
Net investment income                               624,013
===========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities        104,368
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                             904,976
===========================================================
Net gain from investment securities               1,009,344
===========================================================
Net increase in net assets resulting from
  operations                                     $1,633,357
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2003 and the period December 31, 2001 (date operations commenced) to July 31, 2002
(Unaudited)

                                                                 JANUARY 31,         JULY 31,
                                                                     2003              2002
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                          $   624,013        $   139,633
-----------------------------------------------------------------------------------------------
  Net realized gain from investment securities                       104,368             87,097
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                       904,976            142,522
===============================================================================================
    Net increase in net assets resulting from operations           1,633,357            369,252
===============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                           (292,084)           (77,172)
-----------------------------------------------------------------------------------------------
  Class B                                                           (384,968)           (73,438)
-----------------------------------------------------------------------------------------------
  Class C                                                            (74,953)           (27,624)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                            (29,365)                --
-----------------------------------------------------------------------------------------------
  Class B                                                            (47,673)                --
-----------------------------------------------------------------------------------------------
  Class C                                                             (8,494)                --
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                          9,233,554          9,251,803
-----------------------------------------------------------------------------------------------
  Class B                                                         16,289,788         14,591,873
-----------------------------------------------------------------------------------------------
  Class C                                                          4,159,579          3,012,998
===============================================================================================
    Net increase in net assets                                    30,478,741         27,047,692
===============================================================================================

NET ASSETS:

  Beginning of period                                             27,047,692                 --
===============================================================================================
  End of period                                                  $57,526,433        $27,047,692
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                  $56,510,484        $26,827,563
-----------------------------------------------------------------------------------------------
  Undistributed net investment income                               (129,210)            (1,218)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities          97,661             78,825
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                 1,047,498            142,522
===============================================================================================
                                                                 $57,526,433        $27,047,692
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Total Return Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each having an unlimited number of shares of beneficial interest. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve maximum total return consistent with preservation of capital. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The Fund will segregate assets to cover its obligations under dollar roll transactions. The difference between the selling price and the future repurchase price is recorded as an adjustment to interest income.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $500 million of the Fund's average daily net assets, plus 0.45% on the next $500 million of the Fund's average daily net assets, plus 0.40% on the Fund's average daily net assets in excess of $1 billion. A I M Distributors, Inc. ("AIM Distributors") has contractually agreed to waive 0.10% of Rule 12b-1 plan fees of Class A shares. Further, AIM has contractually agreed to waive advisory fees and/or reimburse expenses for Class A, Class B and Class C shares to the extent necessary to limit total annual operating expenses of Class A shares to 1.25% and has voluntarily agreed to waive advisory fees and/or reimburse expenses of Class A, Class B and Class C shares to the extent necessary to limit total annual operating expenses of Class A shares to 1.00%. The expense limitations exclude interest, taxes, dividends on short sales, extraordinary items and increases in expenses to due to expense offset arrangements, if any. Voluntary fee waivers or reimbursements may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reimbursements, to the extent that the annualized expense ratio does not exceed the contractual expense limit for the period committed, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. To the extent that the annualized expense ratio does not exceed the contractual expense limitation AIM will retain their ability to be reimbursed for such fee waivers or reimbursements prior to the end of each committed period. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the six months ended January 31, 2003, AIM Distributors waived $7,287 and AIM waived fees of $106,830 and reimbursed expenses of $12,896.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2003, AIM was paid $25,206 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2003, AFS retained $63,158 for such services.

    The Trust has entered into a master distribution agreement with AIM Distributors to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2003, the Class A, Class B and Class C shares paid $18,217, $117,748 and $23,044, respectively after waivers.

    Front-end sales commissions and CDSCs are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2003, AIM Distributors retained $23,262 in front-end sales commissions from the sale of Class A shares and $0, $5 and $541 for Class A, Class B shares and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended January 31, 2003, the Fund paid $1,761 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended January 31, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $320 and reductions in custodian fees of $10 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $330.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2003, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

    AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the six months ended January 31, 2003.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    As of January 31, 2003, permanent reclassifications for paydown gains (losses) amounted to $92,078, which may be more or less than the permanent reclassifications for paydown gains (losses) at fiscal year-end.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2003 was $61,838,755 and $31,463,657, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2003 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $1,128,388
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (80,890)
===========================================================
Net unrealized appreciation of investment
  securities                                     $1,047,498
___________________________________________________________
===========================================================
Investments have the same costs for tax and financial
statement purposes.

NOTE 8--SHARE INFORMATION

The Fund currently offers multiple classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares are subject to CDSC charges. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

  Changes in the shares outstanding during the six months ended January 31, 2003 and the period ended December 31, 2001 (date operations commenced) through July 31, 2002 were as follows:

                                                                                             DECEMBER 31, 2001
                                                                                              (DATE OPERATIONS
                                                                  SIX MONTHS ENDED               COMMENCED)
                                                                    JANUARY 31,                 TO JULY 31,
                                                                        2003                        2002
                                                              ------------------------    ------------------------
                                                               SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,509,168    $15,576,252      992,436    $10,034,790
------------------------------------------------------------------------------------------------------------------
  Class B                                                     2,104,023     21,739,279    1,538,451     15,590,664
------------------------------------------------------------------------------------------------------------------
  Class C                                                       654,516      6,765,178      385,449      3,888,452
==================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        28,751        297,822        7,294         73,755
------------------------------------------------------------------------------------------------------------------
  Class B                                                        35,535        368,121        6,117         61,932
------------------------------------------------------------------------------------------------------------------
  Class C                                                         7,463         77,326        2,532         25,581
==================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                        15,104        156,572           --             --
------------------------------------------------------------------------------------------------------------------
  Class B                                                       (15,088)      (156,572)          --             --
==================================================================================================================
Reacquired:
  Class A                                                      (661,750)    (6,797,092)     (84,762)      (856,742)
------------------------------------------------------------------------------------------------------------------
  Class B                                                      (550,320)    (5,661,040)    (104,448)    (1,060,723)
------------------------------------------------------------------------------------------------------------------
  Class C                                                      (260,315)    (2,682,925)     (89,221)      (901,035)
==================================================================================================================
                                                              2,867,087    $29,682,921    2,653,848    $26,856,674
__________________________________________________________________________________________________________________
==================================================================================================================

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                            CLASS A
                                                              -----------------------------------
                                                                                DECEMBER 31, 2001
                                                              SIX MONTHS        (DATE OPERATIONS
                                                                ENDED           COMMENCED) TO
                                                              JANUARY 31,        JULY 31,
                                                                2003               2002
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.19              $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.18(a)             0.18(a)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.28                0.23
=================================================================================================
    Total from investment operations                               0.46                0.41
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.21)              (0.22)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.02)                 --
=================================================================================================
    Total distributions                                           (0.23)              (0.22)
=================================================================================================
Net asset value, end of period                                  $ 10.42              $10.19
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    4.53%               4.09%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $18,821              $9,325
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.00%(c)            1.00%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.66%(c)            3.21%(d)
=================================================================================================
Ratio of net investment income to average net assets               3.41%(c)            3.10%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                           78%                215%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $14,455,031.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                            CLASS B
                                                              -----------------------------------
                                                                                DECEMBER 31, 2001
                                                              SIX MONTHS        (DATE OPERATIONS
                                                                ENDED           COMMENCED) TO
                                                              JANUARY 31,         JULY 31,
                                                                2003                2002
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.19              $ 10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.14(a)              0.14(a)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.28                 0.22
=================================================================================================
    Total from investment operations                               0.42                 0.36
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.17)               (0.17)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.02)                  --
=================================================================================================
    Total distributions                                           (0.19)               (0.17)
=================================================================================================
Net asset value, end of period                                  $ 10.42              $ 10.19
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    4.14%                3.65%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $31,407              $14,678
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.75%(c)             1.75%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.31%(c)             3.86%(d)
=================================================================================================
Ratio of net investment income to average net assets               2.66%(c)             2.35%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                           78%                 215%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $23,357,504.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                            CLASS C
                                                              -----------------------------------
                                                                                DECEMBER 31, 2001
                                                              SIX MONTHS        (DATE OPERATIONS
                                                               ENDED            COMMENCED) TO
                                                              JANUARY 31,        JULY 31,
                                                                2003               2002
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.19               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.14(a)              0.14(a)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.28                 0.22
=================================================================================================
    Total from investment operations                              0.42                 0.36
=================================================================================================
Less distributions:
  Dividends from net investment income                           (0.17)               (0.17)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.02)                  --
=================================================================================================
    Total distributions                                          (0.19)               (0.17)
=================================================================================================
Net asset value, end of period                                  $10.42               $10.19
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   4.14%                3.65%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $7,298               $3,045
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.75%(c)             1.75%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.31%(c)             3.86%(d)
=================================================================================================
Ratio of net investment income to average net assets              2.66%(c)             2.35%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          78%                 215%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $4,571,255.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES             OFFICERS                                     OFFICE OF THE FUND
Robert H. Graham              Robert H. Graham                             11 Greenway Plaza
Mark H. Williamson            Chairman and President                       Suite 100
Frank S. Bayley                                                            Houston, TX 77046
Bruce L. Crockett             Mark H. Williamson
Albert R. Dowden              Executive Vice President                     INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                         A I M Advisors, Inc.
Jack M. Fields                Carol F. Relihan                             11 Greenway Plaza
Carl Frischling               Senior Vice President and Secretary          Suite 100
Prema Mathai-Davis                                                         Houston, TX 77046
Lewis F. Pennock              Gary T. Crum
Ruth H. Quigley               Senior Vice President                        TRANSFER AGENT
Louis S. Sklar                                                             A I M Fund Services, Inc.
                              Dana R. Sutton                               P.O. Box 4739
                              Vice President and Treasurer                 Houston, TX 77210-4739

                              Stuart W. Coco                               CUSTODIAN
                              Vice President                               State Street Bank and Trust Company
                                                                           225 Franklin Street
                              Melville B. Cox                              Boston, MA 02110
                              Vice President
                                                                           COUNSEL TO THE FUND
                              Karen Dunn Kelley                            Ballard Spahr
                              Vice President                               Andrews & Ingersoll, LLP
                                                                           1735 Market Street
                              Edgar M. Larson                              Philadelphia, PA 19103
                              Vice President
                                                                           COUNSEL TO THE TRUSTEES
                                                                           Kramer, Levin, Naftalis & Frankel LLP
                                                                           919 Third Avenue
                                                                           New York, NY 10022

                                                                           DISTRIBUTOR
                                                                           A I M Distributors, Inc.
                                                                           11 Greenway Plaza
                                                                           Suite 100
                                                                           Houston, TX 77046

================================================================================

                                     [ART]

                                MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

THE AIM FAMILY OF FUNDS--Registered Trademark--

        DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

       MORE AGGRESSIVE                                   MORE AGGRESSIVE                                 TAXABLE

AIM Emerging Growth Fund                   AIM Developing Markets Fund                               MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)               AIM European Small Company Fund
AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund(2)               AIM High Yield Fund II
AIM Opportunities I Fund(2,3)              AIM International Emerging Growth Fund        AIM High Yield Fund
AIM Mid Cap Growth Fund                    AIM Global Aggressive Growth Fund             AIM Strategic Income Fund
AIM Libra Fund                             AIM European Growth Fund(2)                   AIM Income Fund
AIM Dent Demographic Trends Fund           AIM International Growth Fund(2)              AIM Global Income Fund
AIM Opportunities II Fund(2,3)             AIM Global Growth Fund                        AIM Total Return Bond Fund
AIM Constellation Fund                     AIM Worldwide Spectrum Fund                   AIM Intermediate Government Fund
AIM Large Cap Growth Fund                  AIM Global Trends Fund                        AIM Short Term Bond Fund
AIM Weingarten Fund                        AIM International Core Equity Fund(2)         AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                          AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                               MORE CONSERVATIVE                AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                          SECTOR EQUITY                              MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                           MORE AGGRESSIVE                                  TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                         AIM New Technology Fund                                   MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund               AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund             AIM Global Energy Fund                        AIM High Income Municipal Fund
AIM Charter Fund                           AIM Global Financial Services Fund            AIM Municipal Bond Fund
AIM Basic Value Fund                       AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund             AIM Global Utilities Fund                     AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                         AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                            MORE CONSERVATIVE
                                                        MORE CONSERVATIVE
       MORE CONSERVATIVE


*Domestic equity and income Fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Servicemark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Servicemark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management. As of 12/31/02.



Mutual       Retirement    Annuities   College     Separately    Offshore     Alternative    Cash
Funds        Products                  Savings     Managed       Products     Investments    Management
                                       Plans       Accounts

                      [AIM INVESTMENTS LOGO APPEARS HERE]
                                --SERVICEMARK--

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